UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant: Vanguard Fixed Income Securities Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2013 – July 31, 2013

Item 1: Reports to Shareholders

Semiannual Report | July 31, 2013

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

> For the six months ended July 31, 2013, returns for the Vanguard U.S. Government Bond Funds ranged from –6.39% for Investor Shares of the Long-Term Treasury Fund to –0.16% for Admiral Shares of the Short-Term Treasury Fund.

> These results reflect a severe drop in the bond market following comments from the Federal Reserve about the future of its bond-buying program.

> Yields of the Treasury and Federal Funds rose markedly during the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	10
Short-Term Treasury Fund.	14
Short-Term Federal Fund.	27
Intermediate-Term Treasury Fund.	43
GNMA Fund.	56
Long-Term Treasury Fund.	71
About Your Fund’s Expenses.	84
Trustees Approve Advisory Arrangements.	87
Glossary.	89

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.25%	0.16%	-0.37%	-0.21%
Admiral™ Shares	0.35	0.21	-0.37	-0.16
Barclays U.S. 1–5 Year Treasury Bond Index				-0.15
Short-Term U.S. Treasury Funds Average				-0.36
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Short-Term Federal Fund
Investor Shares	0.51%	0.24%	-0.69%	-0.45%
Admiral Shares	0.61	0.29	-0.69	-0.40
Barclays U.S. 1–5 Year Government Bond Index				-0.15
Short-Intermediate U.S. Government Funds Average				-1.36
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.30%	0.69%	-2.35%	-1.66%
Admiral Shares	1.40	0.74	-2.35	-1.61
Barclays U.S. 5–10 Year Treasury Bond Index				-2.48
General U.S. Treasury Funds Average				-3.43
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard GNMA Fund
Investor Shares	2.10%	1.04%	-3.51%	-2.47%
Admiral Shares	2.20	1.09	-3.51	-2.42
Barclays U.S. GNMA Bond Index				-2.30
GNMA Funds Average				-2.80

GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Your Fund’s Total Returns

Six Months Ended July 31, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	3.19%	1.39%	-7.78%	-6.39%
Admiral Shares	3.29	1.44	-7.78	-6.34
Barclays U.S. Long Treasury Bond Index				-6.26
General U.S. Treasury Funds Average				-3.43

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

2

Your Fund’s Performance at a Glance

January 31, 2013, Through July 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.73	$10.69	$0.018	$0.000
Admiral Shares	10.73	10.69	0.023	0.000
Vanguard Short-Term Federal Fund
Investor Shares	$10.78	$10.70	$0.026	$0.006
Admiral Shares	10.78	10.70	0.031	0.006
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.60	$11.32	$0.081	$0.008
Admiral Shares	11.60	11.32	0.086	0.008
Vanguard GNMA Fund
Investor Shares	$10.83	$10.44	$0.115	$0.010
Admiral Shares	10.83	10.44	0.120	0.010
Vanguard Long-Term Treasury Fund
Investor Shares	$12.61	$11.60	$0.185	$0.032
Admiral Shares	12.61	11.60	0.191	0.032

3

Chairman’s Letter

Dear Shareholder,

The decline in bond prices during the six months ended July 31, 2013, was an uncomfortable experience for many of us. Prices dropped after the Federal Reserve chairman suggested that a prime support of the bond market—the central bank’s extensive purchases of U.S. Treasury bonds and mortgage-backed securities—might be scaled back earlier than many expected.

The magnitude of the downdraft created a lot of drama, so some perspective may be helpful. The broad investment-grade bond market returned about –2% during the fiscal half year, as measured by the Barclays U.S. Aggregate Bond Index. For comparison, that index posted six-month returns in the range of –3% to –4% at various points during the 1994 bear market in bonds and in 2008, during the financial crisis. Across asset classes, double-digit price slides in the stock market are far more common.

Fed Chairman Ben Bernanke’s remarks affected longer-term bonds and mortgage-backed securities the most. As a result, Investor Shares of Vanguard Long-Term Treasury Fund returned –6.39%, and those of Vanguard GNMA Fund returned –2.47%. Returns for Investor Shares of the other Vanguard U.S. Government Bond Funds, while also negative, were more muted: –0.21% for the Short-Term Treasury Fund,

4

–0.45% for the Short-Term Federal Fund, and –1.66% for the Intermediate-Term Treasury Fund.

Because bond prices and yields move in opposite directions, the funds’ SEC yields rose during the period, in some cases substantially. For Investor Shares, for example, the yields of the two short-term funds almost doubled from January 31, 2013, to July 31, rising to 0.25% for the Short-Term Treasury Fund and 0.51% for the Short-Term Federal Fund. The yield of the Intermediate-Term Treasury Fund rose from 0.75% to 1.30%, and that of the Long-Term Treasury Fund rose from 2.65% to 3.19%. On the other hand, the GNMA Fund’s yield ended the period roughly where it began.

The Fed and Detroit grabbed the headlines for bond investors
Chairman Bernanke suggested in May and again in June that the Fed might start tapering its bond-buying program later this year instead of waiting until 2014, as many had expected. As I’ve noted, in the wake of his comments, Treasury prices fell as many investors sold their bonds (to investors with a contrary view). The U.S. taxable bond market returned –1.62% for the half year.

Illustrating a contagious mindset in the bond market, municipal bonds—which are not in the Fed’s program, of course—also felt the effect. Moreover, Detroit filed in July for bankruptcy protection, a move that came as no surprise to many investors but

Market Barometer
			Total Returns
		Periods Ended July 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-1.62%	-1.91%	5.23%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.94	-2.19	5.07
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.08	0.20

Stocks
Russell 1000 Index (Large-caps)	13.83%	26.23%	8.49%
Russell 2000 Index (Small-caps)	16.66	34.76	9.45
Russell 3000 Index (Broad U.S. market)	14.05	26.86	8.57
MSCI All Country World Index ex USA (International)	0.26	16.96	0.79

CPI
Consumer Price Index	1.44%	1.96%	1.21%

5

was jarring nonetheless. As a result, municipal bonds fared worse than taxable bonds, returning –3.94% for the period.

It bears remembering, though, that Detroit debt constitutes just 0.05% of the entire muni bond market. We continue to believe that municipal bonds may make sense as part of a diversified portfolio for investors in higher tax brackets. As Sarah Hammer, a senior investment analyst with Vanguard’s Investment Strategy Group, put it, “State and local governments have the ability and willingness to continue to make their debt service payments.”

The Fed’s target for short-term rates remained between 0% and 0.25%, capping the returns from money market funds and savings accounts.

U.S. stocks set a brisk pace; international markets struggled
U.S. stocks, which returned about 14% for the half year, posted positive returns in five of the six months. The exception was June, when stocks slid after Chairman Bernanke’s remarks. July saw domestic stocks rebound sharply, helped by favorable economic news and reassuring words from Fed officials.

Despite an increase in July, international stocks finished the six months with a return of less than 1%. Much of the weakness came from emerging markets, where the slowing rate of growth, especially in China and Brazil, has been a concern. Developed markets in the Pacific region and Europe posted modest gains.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.44%
Short-Term Federal Fund	0.20	0.10	0.97
Intermediate-Term Treasury Fund	0.20	0.10	0.31
GNMA Fund	0.21	0.11	0.97
Long-Term Treasury Fund	0.20	0.10	0.31

The fund expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the funds’ annualized expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S. Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

6

Midway through the period, yields reversed course
The increase in yields that accompanied the drop in bond prices during the half year was sharp, sudden, and across the board. Over the first three months, for example, the yield of the benchmark 10-year Treasury note declined from 1.99% to 1.67%. Following the Fed chairman’s initial comments in May, the yield increased, as prices fell, and it ended the half year at 2.60%.

Prices dropped less precipitously for shorter-term Treasuries, reflecting their lower duration, a gauge of interest rate sensitivity. (A rule of thumb is that a rise of one percentage point in interest rates reduces the price of a bond by one percentage point for each year of duration.) The Short-Term Treasury Fund suffered a capital decline of –0.37%, which was partly offset by the fund’s income return.

For the Short-Term Federal Fund, the capital decline was greater despite the fund’s short duration. This fund focuses primarily on the bonds of federal agencies, including Fannie Mae and Freddie Mac; in addition, mortgage-backed securities from those agencies make up about 10% of its portfolio. Both agency bonds and agency mortgage-backed securities—which likely would face purchase cutbacks in the tapering phase of the Fed’s program—underperformed Treasuries during the half year. However, the hardest-hit

Yields
	30-Day SEC Yields on
	January 31,	July 31,
Bond Fund (Investor Shares)	2013	2013
Short-Term Treasury	0.13%	0.25%
Short-Term Federal	0.27	0.51
Intermediate-Term Treasury	0.75	1.30
GNMA	2.05	2.10
Long-Term Treasury	2.65	3.19

7

mortgage-backed securities were GNMAs, and, as you would expect, this significantly affected the GNMA Fund’s performance.

The Long-Term Treasury Fund suffered the steepest decline, a consequence of its sharply longer duration of 15.0 years. By comparison, the duration of the Intermediate-Term Treasury Fund is 5.3 years and that of the GNMA Fund is 5.8 years. The duration of each of the short-term funds is about 2 years.

Despite the volatility we’ve experienced, bonds’ role in tempering the volatility of a portfolio’s stock portion remains undiminished. For more about how bonds can help, you might like to review our report titled Risk of Loss: Should the Prospect of Rising Rates Push Investors From High-Quality Bonds? (available at vanguard.com/research).

Predicting the future is tricky, but preparing for it is prudent
Now that much of 2013 is in the rearview mirror, it’s clear that few of us had anticipated several big events—such as record highs in some stock market indexes, the powerful rally in long-slumbering Japan, and renewed upheaval in Egypt. Of course, such unpredictability underscores the challenge of forecasting.

Investment insight
How yields could approximate future returns
It’s often said that a bond’s current yield to maturity—its rate of return if held until the bond matures—is a good indicator of the total return you will realize on the bond. The table compares the two figures to show how closely current yields and future returns have tracked each other.

The yields in the yield to maturity column are as of December 31. The return column shows the average annual total return over the succeeding ten years—and while we can’t yet know what the return will be for the coming decade, the 2012 yield offers a clue. You can find your fund’s yield to maturity on the Fund Profile page.

What might bonds return in the future?

		Average annual total return
Year ended December 31	Yield to maturity	for the succeeding ten years
1982	11.0%	11.7%
1992	6.6	7.5
2002	4.1	5.2
2012	1.7	?
Source: Barclays U.S. Aggregate Bond Index.

8

Vanguard’s approach to forecasting differs from that of many other investment firms. Joe Davis, our chief economist, is fond of saying that we “treat the future with the deference it deserves.”

Each January, our economists publish Vanguard’s Economic and Investment Outlook (also available at vanguard.com/ research). They update their perspectives periodically and address significant developments—such as Detroit’s bankruptcy filing—with thoughtful, timely analysis and commentary. But, in keeping with Joe’s comment, our economists don’t make the pinpoint projections that you’ll see elsewhere.

Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for the inflation rate or the 10-year Treasury yield, for example. And we explain our rationale for such outcomes.

In short, our forecasts acknowledge that no one has a crystal ball or can envision every scenario. And that underlines one of our core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2013

9

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

For the six months ended July 31, 2013, returns for the U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from –6.39% for Investor Shares of the Long-Term Treasury Fund to –0.16% for Admiral Shares of the Short-Term Treasury Fund. All except the Intermediate-Term Treasury Fund were a step behind their benchmark indexes; all but the Long-Term Treasury Fund exceeded the average returns of their peer groups.

The investment environment
The Federal Reserve’s target federal funds interest rate remained between 0% and 0.25%, as it has since late 2008. The Federal Reserve has said that any increase in the rate would be tied to specific unemployment and inflation targets, and it may be a long time before the Fed raises it. With little room to maneuver, the central bank also turned to a series of unconventional stimulus measures known as quantitative easing, using its balance sheet to buy roughly $2.6 trillion of U.S. Treasury and federal-agency bonds and government mortgage-backed securities (MBS).

Yields of U.S. Treasury Bonds
	January 31,	July 31,
Maturity	2013	2013
2 years	0.26%	0.31%
3 years	0.40	0.59
5 years	0.88	1.39
10 years	1.99	2.60
30 years	3.17	3.67
Source: Vanguard.

10

The Fed’s statements that any adjustment to the pace of its asset purchases would depend on the evolving economic outlook perpetuated an environment in which market participants expected the purchases to continue as long as unemployment remained stubbornly high and inflation stayed under control.

Interest-rate-sensitive sectors responded favorably to the stimulus measures, helping the housing market to keep regaining strength. Yet a fiscal deal that raised taxes this past January, and budget-sequester spending cuts that followed in March, hurt growth and the labor market. In this environment, Treasury yields traded in a narrow range, supported by the Fed’s purchases.

It’s clear from recent Fed comments, though, that quantitative easing is wearing out its welcome. In May, Chairman Ben Bernanke surprised the markets by signaling that the Fed might start tapering its bond-buying pace later this year. The yield of the 10-year Treasury note had only recently reached a 2013 low of 1.63% on disappointing economic data. Since then, economic conditions have steadily improved. That plus the prospect of a tapering pushed the 10-year yield—which stood at 1.99% at the end of January—to 2.75% before it dipped to 2.60% at the end of July.

Since the peak in yields, Chairman Bernanke has gone to great lengths to remind the market that the U.S. economy needs highly accommodative monetary policy for the foreseeable future. He may want to let some of the air out of the quantitative-easing asset bubble but not deflate the whole thing.

Management of the funds
When opportunities became available, and under the limits mandated by the Treasury funds’ prospectus, we improved returns in those funds by diversifying our holdings to include Treasury Inflation-Protected Securities (TIPS), for example. We found frequent opportunities to execute yield curve strategies that focused on the spread in yields between 2-year and 7-year Treasuries. In the Short-Term Federal Fund, as of July 31, we maintained a 15% position (in net assets) in Treasuries and 10% in agency MBS in addition to federal agency debentures, the fund’s main focus. Because spreads on short-term agency debt were tight, we emphasized 5-year and 7-year agencies, where spreads were somewhat more generous.

Kenneth E. Volpert, CFA
Principal and Head of Taxable Bond Group

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

August 16, 2013

11

For the GNMA Fund

For the six months ended July 31, 2013, Investor Shares of Vanguard GNMA Fund returned –2.47% and Admiral Shares returned –2.42%. The fund trailed its benchmark index but surpassed the average return of peer-group funds.

Investment environment
With few exceptions, the period was difficult across the bond market. Fed policy kept short-term interest rates anchored near zero, but intermediate-and long-term interest rates increased, steepening the typical upward slope of the Treasury yield curve. The yield on the 10-year note rose by nearly a third and ended at 2.60%. Most fixed income investments sustained capital losses, as bond prices and yields move inversely. The prospective acceleration of the Fed’s timetable for tapering asset purchases introduced substantial volatility into the mortgage-backed securities market. Spreads widened and liquidity declined.

As a group, federal-agency MBS performed poorly, with the Barclays U.S. Mortgage-Backed Securities Index returning –1.60%. Much of this loss was due to the rise in overall interest rates. Mortgage-backed securities declined after the Fed indicated it might wind down its MBS-buying earlier than expected. Hardest hit were 30-year 3.0% and 3.5% coupons, in which the Fed’s purchases have been concentrated. Regulatory pressure weighed on middle coupons—those in roughly the 4% to 5% range in today’s market environment— amid concerns that a potential expansion in eligibility for the government’s Home Affordable Refinance Program (HARP) could boost mortgage prepayments.

GNMA mortgages, currently ineligible for the program, were even more volatile than the broader mortgage market at certain points. Earlier in the period, they outperformed in anticipation that Japanese institutions would buy them, given the erosion of yields in Japan under Prime Minister Shinzo Abe’s aggressive “Abenomics” policy. But GNMAs tumbled when demand from those institutions failed to materialize.

Fund successes
The fund finished ahead of the average return of its peer group. Our allocation to Treasuries contributed to performance during the market downturn. Over the period, our interest rate positioning helped somewhat, as did our modest allocation to collateralized mortgage obligations.

Fund shortfalls
The fund’s total return for the period was negative, and it finished slightly behind its benchmark. Selection in single-family, 30-year GNMA securities weighed on relative returns, as did our allocation to Fannie Mae and Freddie Mac mortgages. Our allocation to single-family, 15-year GNMAs was also a slight drag.

Fund positioning
We are paying close attention to shifts in economic data, as MBS tend to trade directionally with interest rates: Mortgage-

12

backed securities are likely to outperform Treasuries as rates decline and to underperform as rates rise. The market continually assesses new information and tries to anticipate when and over how long the Fed will taper its purchases.

Over the very near term, Fed purchases should continue to soak up available supply, and MBS may well continue July’s recovery from the difficult period we saw in the spring. However, as we look further out over coming months, risks seem skewed to wider MBS yield spreads over Treasuries—that is, to relatively weaker MBS performance. Stronger economic data could accelerate the Fed’s tapering process, which would remove fewer MBS than anticipated from the market’s supply. Also, the composition of the taper, between MBS and Treasuries, is unclear. Several Fed officials have shown less comfort with owning MBS. Regulatory debate in Washington adds uncertainty, given not only potential HARP changes but also proposed reforms of Fannie Mae, Freddie Mac, and the Federal Housing Administration and changes to bank capital rules.

As we finish the year and head into 2014, we believe that income, rather than capital appreciation, will drive more of the bond market’s returns. In our view, GNMAs are priced close to fair value given current market conditions. Over the long term, though, we believe their yield advantage over Treasuries still offers compelling opportunities. We will continue to monitor macroeconomic conditions and Fed statements for guidance on the future of its MBS purchases and the impact on valuations.

GNMA prepayment risk remains relatively low given tighter mortgage underwriting standards and higher refinancing costs, particularly for borrowers with lower credit scores and higher loan-to-value ratios. We avoid securities backed by borrowers with strong credit, concerned that such homeowners will refinance and pay back their mortgage loans earlier, reducing the income generated for the fund and its shareholders.

As a whole, we believe that mortgage-backed securities will remain attractive to investors seeking high-quality assets with excellent liquidity. Like virtually all bond funds, though, Vanguard GNMA Fund is exposed to interest rate risk, and the potential for further principal losses exists if and when rates rise.

Michael F. Garrett
Senior Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, LLP

August 13, 2013

13

Short-Term Treasury Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFISX		VFIRX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	0.25%		0.35%

Financial Attributes

		Barclays Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	71	138	8,395
Yield to Maturity
(before expenses)	0.4%	0.6%	2.3%
Average Coupon	1.3%	1.7%	3.4%
Average Duration	2.3 years	2.6 years	5.5 years
Average Effective
Maturity	2.3 years	2.7 years	7.5 years
Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.94	0.64
Beta	0.73	0.26

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	81.6
3 - 5 Years	17.6
5 - 7 Years	0.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

14

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	2.56%	0.18%	2.74%	2.55%
2005	2.64	-1.79	0.85	0.95
2006	3.20	-1.34	1.86	1.46
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45
2014	0.16	-0.37	-0.21	-0.15
Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	0.08%	2.19%	2.27%	0.52%	2.79%
Admiral Shares	2/13/2001	0.18	2.30	2.39	0.52	2.91

See Financial Highlights for dividend and capital gains information.

15

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.6%)
U.S. Government Securities (99.6%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	88,980	92,651
	United States Treasury Note/Bond	2.375%	8/31/14	101,000	103,415
	United States Treasury Note/Bond	0.250%	9/15/14	225,000	225,211
	United States Treasury Note/Bond	0.250%	9/30/14	45,000	45,042
	United States Treasury Note/Bond	0.500%	10/15/14	215,000	215,841
	United States Treasury Note/Bond	0.250%	10/31/14	80,000	80,062
	United States Treasury Note/Bond	0.375%	11/15/14	100,000	100,234
	United States Treasury Note/Bond	4.250%	11/15/14	62,000	65,236
	United States Treasury Note/Bond	2.125%	11/30/14	33,000	33,846
	United States Treasury Note/Bond	0.250%	1/15/15	225,000	225,142
	United States Treasury Note/Bond	0.250%	1/31/15	80,000	80,025
1	United States Treasury Note/Bond	2.250%	1/31/15	265,000	273,032
	United States Treasury Note/Bond	0.250%	2/15/15	100,000	100,016
	United States Treasury Note/Bond	4.000%	2/15/15	35,000	37,023
	United States Treasury Note/Bond	0.250%	2/28/15	225,000	225,000
	United States Treasury Note/Bond	2.375%	2/28/15	93,000	96,139
	United States Treasury Note/Bond	0.375%	4/15/15	414,000	414,778
	United States Treasury Note/Bond	0.125%	4/30/15	110,000	109,725
	United States Treasury Note/Bond	2.500%	4/30/15	20,000	20,775
	United States Treasury Note/Bond	0.250%	5/15/15	110,000	109,932
	United States Treasury Note/Bond	4.125%	5/15/15	163,000	174,130
	United States Treasury Note/Bond	2.125%	5/31/15	80,000	82,662
	United States Treasury Note/Bond	0.375%	6/15/15	175,000	175,247
	United States Treasury Note/Bond	0.250%	7/31/15	110,000	109,862
	United States Treasury Note/Bond	1.750%	7/31/15	60,000	61,706
	United States Treasury Note/Bond	4.250%	8/15/15	50,000	53,969
	United States Treasury Note/Bond	1.250%	8/31/15	181,000	184,423
	United States Treasury Note/Bond	1.250%	9/30/15	100,000	101,922
	United States Treasury Note/Bond	1.250%	10/31/15	257,000	261,981
	United States Treasury Note/Bond	1.375%	11/30/15	12,000	12,270
	United States Treasury Note/Bond	2.125%	12/31/15	25,000	26,023
	United States Treasury Note/Bond	2.000%	1/31/16	222,000	230,567
	United States Treasury Note/Bond	4.500%	2/15/16	106,000	116,765
	United States Treasury Note/Bond	2.125%	2/29/16	97,000	101,122
	United States Treasury Note/Bond	2.625%	2/29/16	112,000	118,178

16

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.250%	4/15/16	83,000	82,430
United States Treasury Note/Bond	2.000%	4/30/16	132,000	137,280
United States Treasury Note/Bond	2.625%	4/30/16	67,000	70,832
United States Treasury Note/Bond	0.250%	5/15/16	139,000	137,892
United States Treasury Note/Bond	0.500%	6/15/16	130,000	129,757
United States Treasury Note/Bond	1.500%	6/30/16	16,000	16,420
United States Treasury Note/Bond	3.250%	6/30/16	25,000	26,922
United States Treasury Note/Bond	0.625%	7/15/16	90,000	90,085
United States Treasury Note/Bond	1.500%	7/31/16	20,000	20,519
United States Treasury Note/Bond	4.875%	8/15/16	30,000	33,820
United States Treasury Note/Bond	3.000%	8/31/16	30,000	32,142
United States Treasury Note/Bond	1.000%	9/30/16	12,000	12,120
United States Treasury Note/Bond	3.000%	9/30/16	25,000	26,805
United States Treasury Note/Bond	1.000%	10/31/16	9,000	9,080
United States Treasury Note/Bond	7.500%	11/15/16	20,000	24,388
United States Treasury Note/Bond	0.875%	11/30/16	25,000	25,094
United States Treasury Note/Bond	0.875%	12/31/16	55,000	55,146
United States Treasury Note/Bond	0.875%	1/31/17	110,000	110,172
United States Treasury Note/Bond	1.000%	3/31/17	35,000	35,131
United States Treasury Note/Bond	3.250%	3/31/17	9,000	9,764
United States Treasury Note/Bond	0.875%	4/30/17	155,000	154,710
United States Treasury Note/Bond	0.625%	5/31/17	55,000	54,287
United States Treasury Note/Bond	2.500%	6/30/17	40,000	42,325
United States Treasury Note/Bond	0.500%	7/31/17	25,000	24,477
United States Treasury Note/Bond	2.375%	7/31/17	8,000	8,422
United States Treasury Note/Bond	1.875%	9/30/17	70,000	72,209
United States Treasury Note/Bond	0.625%	11/30/17	41,600	40,651
United States Treasury Note/Bond	0.750%	12/31/17	141,000	138,290
United States Treasury Note/Bond	0.625%	4/30/18	12,000	11,619
United States Treasury Note/Bond	1.000%	5/31/18	38,000	37,406
United States Treasury Note/Bond	1.375%	6/30/18	9,817	9,822
United States Treasury Note/Bond	2.375%	6/30/18	8,000	8,388
United States Treasury Note/Bond	1.375%	7/31/18	30,000	29,991
				6,182,348
Conventional Mortgage-Backed Securities (0.0%)
[2,3] Fannie Mae Pool	7.000%	11/1/15–3/1/16	225	237
[2,3] Freddie Mac Gold Pool	6.000%	5/1/18–4/1/28	334	366
[2,3] Freddie Mac Gold Pool	7.000%	9/1/15–1/1/16	67	68
				671
Total U.S. Government and Agency Obligations (Cost $6,175,434)				6,183,019
Temporary Cash Investments (0.1%)
Repurchase Agreements (0.1%)
RBC Capital Markets LLC
(Dated 7/31/13, Repurchase Value $2,000,000,
collateralized by U.S.Treasury Bill 0.000%,
11/7/13, with a value of $2,040,000)	0.040%	8/1/13	2,000	2,000
TD Securities (USA) LLC
(Dated 7/31/13, Repurchase Value $2,000,000,
collateralized by U.S. Treasury Note/Bond
0.625%, 7/15/16, with a value of $2,040,000)	0.050%	8/1/13	2,000	2,000

17

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Nova Scotia
(Dated 7/31/13, Repurchase Value $3,990,000,
collateralized by U.S. Treasury Note/Bond
1.875%, 6/30/20, with a value of $4,070,000)	0.070%	8/1/13	3,990	3,990
				7,990
Total Temporary Cash Investments (Cost $7,990)				7,990
Total Investments (99.7%) (Cost $6,183,424)				6,191,009
Other Assets and Liabilities (0.3%)
Other Assets				286,686
Liabilities				(269,959)
				16,727
Net Assets (100%)				6,207,736

At July 31, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital				6,198,352
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				1,077
Unrealized Appreciation (Depreciation)
Investment Securities				7,585
Futures Contracts				722
Net Assets				6,207,736

Investor Shares—Net Assets
Applicable to 121,184,400 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,296,010
Net Asset Value Per Share—Investor Shares				$10.69

Admiral Shares—Net Assets
Applicable to 459,275,506 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,911,726
Net Asset Value Per Share—Admiral Shares				$10.69

See Note A in Notes to Financial Statements.
1 Securities with a value of $639,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Interest	16,641
Total Income	16,641
Expenses
The Vanguard Group—Note B
Investment Advisory Services	299
Management and Administrative—Investor Shares	1,033
Management and Administrative—Admiral Shares	1,506
Marketing and Distribution—Investor Shares	202
Marketing and Distribution—Admiral Shares	639
Custodian Fees	36
Shareholders’ Reports—Investor Shares	43
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	3
Total Expenses	3,775
Net Investment Income	12,866
Realized Net Gain (Loss)
Investment Securities Sold	4,441
Futures Contracts	(2,710)
Options on Futures Contracts	(173)
Realized Net Gain (Loss)	1,558
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(20,347)
Futures Contracts	1,067
Options on Futures Contracts	(10)
Change in Unrealized Appreciation (Depreciation)	(19,290)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,866)

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,866	31,281
Realized Net Gain (Loss)	1,558	39,452
Change in Unrealized Appreciation (Depreciation)	(19,290)	(43,895)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,866)	26,838
Distributions
Net Investment Income
Investor Shares	(2,284)	(6,758)
Admiral Shares	(10,582)	(24,523)
Realized Capital Gain[1]
Investor Shares	—	(11,161)
Admiral Shares	—	(34,953)
Total Distributions	(12,866)	(77,395)
Capital Share Transactions
Investor Shares	(147,900)	(305,299)
Admiral Shares	46,585	137,798
Net Increase (Decrease) from Capital Share Transactions	(101,315)	(167,501)
Total Increase (Decrease)	(119,047)	(218,058)
Net Assets
Beginning of Period	6,326,783	6,544,841
End of Period	6,207,736	6,326,783

1 Includes fiscal 2013 short-term gain distributions totaling $28,998,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.73	$10.81	$10.70	$10.81	$10.89	$10.80
Investment Operations
Net Investment Income	. 018	. 044	. 071.116		.175	. 251
Net Realized and Unrealized Gain (Loss)
on Investments	(. 040)	(. 002)	.167	. 089	. 092	. 225
Total from Investment Operations	(. 022)	. 042	. 238	. 205	. 267	. 476
Distributions
Dividends from Net Investment Income	(. 018)	(. 044)	(. 071)	(.116)	(.170)	(. 283)
Distributions from Realized Capital Gains	—	(. 078)	(. 057)	(.199)	(.177)	(.103)
Total Distributions	(. 018)	(.122)	(.128)	(. 315)	(. 347)	(. 386)
Net Asset Value, End of Period	$10.69	$10.73	$10.81	$10.70	$10.81	$10.89

Total Return[1]	-0.21%	0.39%	2.24%	1.92%	2.50%	4.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,296	$1,448	$1,765	$1,874	$2,343	$2,812
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%	0.21%
Ratio of Net Investment Income to
Average Net Assets	0.34%	0.41%	0.66%	1.07%	1.62%	2.15%
Portfolio Turnover Rate	77%	176%[2]	302%[2]	124%	130%	156%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 63% and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.73	$10.81	$10.70	$10.81	$10.89	$10.80
Investment Operations
Net Investment Income	. 023	. 055	. 082.129		.187	. 262
Net Realized and Unrealized Gain (Loss)
on Investments	(. 040)	(. 002)	.167	. 089	. 092	. 225
Total from Investment Operations	(. 017)	. 053	. 249	. 218	. 279	. 487
Distributions
Dividends from Net Investment Income	(. 023)	(. 055)	(. 082)	(.129)	(.182)	(. 294)
Distributions from Realized Capital Gains	—	(. 078)	(. 057)	(.199)	(.177)	(.103)
Total Distributions	(. 023)	(.133)	(.139)	(. 328)	(. 359)	(. 397)
Net Asset Value, End of Period	$10.69	$10.73	$10.81	$10.70	$10.81	$10.89

Total Return[1]	-0.16%	0.49%	2.34%	2.05%	2.60%	4.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,912	$4,879	$4,779	$4,690	$4,031	$3,945
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	0.44%	0.51%	0.76%	1.19%	1.72%	2.25%
Portfolio Turnover Rate	77%	176%[2]	302%[2]	124%	130%	156%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 63% and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended July 31, 2013, the fund’s average investments in long and short futures contracts represented 6% and 2% of net assets, respectively, based on quarterly average aggregate settlement values.

23

Short-Term Treasury Fund

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2013, the fund’s average value of options written and options purchased represented less than 1% and 0% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at July 31, 2013.

3. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $775,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

24

Short-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,183,019	—
Temporary Cash Investments	—	7,990	—
Futures Contracts—Assets[1]	96	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	91	6,191,009	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2013	1,827	402,511	538
10-Year U.S. Treasury Note	September 2013	(605)	(76,495)	184

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

At July 31, 2013, the cost of investment securities for tax purposes was $6,184,135,000. Net unrealized appreciation of investment securities for tax purposes was $6,874,000, consisting of unrealized gains of $19,854,000 on securities that had risen in value since their purchase and $12,980,000 in unrealized losses on securities that had fallen in value since their purchase.

25

Short-Term Treasury Fund

F. During the six months ended July 31, 2013, the fund purchased $2,382,613,000 of investment securities and sold $2,420,658,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2013.

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2013	342	228
Options written	1,651	715
Options expired	—	—
Options closed	(1,993)	(943)
Options exercised	—	—
Options open at July 31, 2013	—	—

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	170,457	15,904	442,194	41,013
Issued in Lieu of Cash Distributions	2,066	193	16,294	1,515
Redeemed	(320,423)	(29,890)	(763,787)	(70,867)
Net Increase (Decrease) —Investor Shares	(147,900)	(13,793)	(305,299)	(28,339)
Admiral Shares
Issued	862,967	80,549	1,629,078	151,160
Issued in Lieu of Cash Distributions	9,516	888	54,615	5,078
Redeemed	(825,898)	(77,075)	(1,545,895)	(143,468)
Net Increase (Decrease) —Admiral Shares	46,585	4,362	137,798	12,770

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

26

Short-Term Federal Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VSGBX		VSGDX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	0.51%		0.61%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	100	730	8,395
Yield to Maturity
(before expenses)	0.7%	0.6%	2.3%
Average Coupon	1.2%	1.7%	3.4%
Average Duration	2.4 years	2.6 years	5.5 years
Average Effective
Maturity	2.8 years	2.7 years	7.5 years
Short-Term
Reserves	3.8%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed			10.4%
Treasury/Agency			89.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.92	0.77
Beta	0.96	0.36

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	13.6%
1 - 3 Years	43.8
3 - 5 Years	35.9
5 - 7 Years	6.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

27

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	2.95%	-0.50%	2.45%	2.62%
2005	2.76	-1.78	0.98	1.15
2006	3.31	-1.35	1.96	1.63
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51
2014	0.24	-0.69	-0.45	-0.15
Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	-0.20%	2.85%	2.62%	0.51%	3.13%
Admiral Shares	2/12/2001	-0.10	2.96	2.72	0.51	3.23

See Financial Highlights for dividend and capital gains information.

28

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (96.2%)
U.S. Government Securities (14.8%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	80,745	84,076
	United States Treasury Note/Bond	0.375%	4/15/15	28,543	28,597
	United States Treasury Note/Bond	4.125%	5/15/15	11,750	12,552
	United States Treasury Note/Bond	0.250%	7/31/15	88,250	88,140
	United States Treasury Note/Bond	0.250%	8/15/15	33,920	33,857
	United States Treasury Note/Bond	0.375%	3/15/16	9,500	9,473
	United States Treasury Note/Bond	2.250%	3/31/16	17,618	18,438
	United States Treasury Note/Bond	1.750%	5/31/16	3,775	3,901
	United States Treasury Note/Bond	0.625%	7/15/16	412,750	413,138
1	United States Treasury Note/Bond	0.875%	4/30/17	29,424	29,369
	United States Treasury Note/Bond	0.625%	5/31/17	3,305	3,262
	United States Treasury Note/Bond	1.375%	7/31/18	64,750	64,730
	United States Treasury Note/Bond	1.375%	9/30/18	24,500	24,416
					813,949
Agency Bonds and Notes (71.4%)
2	Federal Farm Credit Banks	1.300%	12/23/13	15,000	15,066
2	Federal Farm Credit Banks	1.125%	2/27/14	35,000	35,184
2	Federal Farm Credit Banks	2.625%	4/17/14	54,000	54,933
2	Federal Home Loan Banks	0.375%	11/27/13	44,250	44,281
2	Federal Home Loan Banks	0.290%	12/6/13	18,000	18,007
2	Federal Home Loan Banks	3.125%	12/13/13	31,710	32,052
2	Federal Home Loan Banks	0.875%	12/27/13	50,000	50,141
2	Federal Home Loan Banks	2.375%	3/14/14	25,000	25,339
2	Federal Home Loan Banks	0.375%	6/12/14	51,000	51,085
2	Federal Home Loan Banks	2.500%	6/13/14	32,250	32,897
2	Federal Home Loan Banks	2.750%	12/12/14	14,000	14,468
2	Federal Home Loan Banks	0.250%	1/16/15	109,000	109,027
2	Federal Home Loan Banks	0.250%	2/20/15	5,000	5,001
2	Federal Home Loan Banks	2.750%	3/13/15	70,000	72,749
2	Federal Home Loan Banks	1.750%	9/11/15	21,000	21,599
2	Federal Home Loan Banks	2.875%	9/11/15	24,000	25,215
3	Federal Home Loan Mortgage Corp.	0.375%	11/27/13	22,000	22,015
3	Federal Home Loan Mortgage Corp.	1.375%	2/25/14	17,000	17,112
3	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	45,000	45,755
3	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	1,750	1,764
3	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	79,500	80,178
3	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	29,250	29,460

29

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	151,250	152,106
[3,4]	Federal Home Loan Mortgage Corp.	0.420%	6/19/15	95,705	95,697
[3,4]	Federal Home Loan Mortgage Corp.	0.500%	9/14/15	68,700	68,708
[3,4]	Federal Home Loan Mortgage Corp.	0.500%	9/25/15	35,075	35,093
[3,4]	Federal Home Loan Mortgage Corp.	1.000%	3/14/16	31,025	31,090
[3,4]	Federal Home Loan Mortgage Corp.	0.700%	9/27/16	25,000	24,841
3	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	99,500	99,490
3	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	97,000	96,434
3	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	114,750	113,491
3	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	30,000	29,122
[3,4]	Federal Home Loan Mortgage Corp.	1.200%	3/20/18	67,000	65,812
3	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	22,000	20,731
3	Federal National Mortgage Assn.	0.750%	12/18/13	18,250	18,290
3	Federal National Mortgage Assn.	1.250%	2/27/14	10,000	10,060
[3,4]	Federal National Mortgage Assn.	1.250%	3/14/14	35,000	35,230
[3,4]	Federal National Mortgage Assn.	0.375%	3/25/15	39,000	39,014
3	Federal National Mortgage Assn.	0.500%	7/2/15	79,600	79,855
3	Federal National Mortgage Assn.	0.500%	9/28/15	235,750	236,191
3	Federal National Mortgage Assn.	1.625%	10/26/15	183,750	188,537
3	Federal National Mortgage Assn.	0.375%	12/21/15	124,500	124,211
[3,4]	Federal National Mortgage Assn.	0.500%	1/29/16	46,000	45,951
[3,4]	Federal National Mortgage Assn.	0.550%	2/12/16	50,000	49,934
3	Federal National Mortgage Assn.	0.500%	3/30/16	131,500	131,108
3	Federal National Mortgage Assn.	2.375%	4/11/16	85,250	89,258
3	Federal National Mortgage Assn.	0.625%	8/26/16	46,000	45,836
[3,4]	Federal National Mortgage Assn.	0.750%	9/13/16	10,000	9,958
[3,4]	Federal National Mortgage Assn.	0.750%	9/27/16	82,600	82,203
[3,4]	Federal National Mortgage Assn.	0.625%	10/25/16	100,000	98,975
3	Federal National Mortgage Assn.	1.375%	11/15/16	102,500	104,265
3	Federal National Mortgage Assn.	1.250%	1/30/17	202,250	204,382
[3,4]	Federal National Mortgage Assn.	1.000%	2/13/17	73,445	73,141
3	Federal National Mortgage Assn.	5.000%	2/13/17	37,750	43,003
[3,4]	Federal National Mortgage Assn.	1.000%	3/20/17	57,000	56,659
[3,4]	Federal National Mortgage Assn.	1.000%	8/14/17	35,000	34,486
3	Federal National Mortgage Assn.	0.875%	8/28/17	56,250	55,392
[3,4]	Federal National Mortgage Assn.	1.000%	9/20/17	60,000	59,267
[3,4]	Federal National Mortgage Assn.	1.070%	9/27/17	27,000	26,609
[3,4]	Federal National Mortgage Assn.	1.000%	11/28/17	20,500	20,120
[3,4]	Federal National Mortgage Assn.	1.200%	2/22/18	24,750	24,308
[3,4]	Federal National Mortgage Assn.	1.200%	2/28/18	33,000	32,461
[3,4]	Federal National Mortgage Assn.	1.200%	2/28/18	50,000	49,205
3	Federal National Mortgage Assn.	0.875%	5/21/18	101,000	97,848
[3,4]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	9,813
3	Federal National Mortgage Assn.	0.000%	10/9/19	130,000	110,232
					3,921,745
Conventional Mortgage-Backed Securities (10.0%)
[3,4,5] Fannie Mae Pool		2.000%	7/1/28–9/1/28	18,500	17,917
[3,4,5] Fannie Mae Pool		2.500%	8/1/28	65,750	65,668
[3,4,5] Fannie Mae Pool		3.000%	12/1/20–8/1/28	73,743	75,870
[3,4,5] Fannie Mae Pool		3.500%	8/1/24–8/1/28	58,255	61,201
[3,4,5] Fannie Mae Pool		4.000%	5/1/14–8/1/28	51,724	54,868
[3,4,5] Fannie Mae Pool		4.500%	7/1/14–8/1/28	34,333	36,540
[3,4,5] Fannie Mae Pool		5.000%	5/1/14–8/1/28	20,328	21,623
[3,4]	Fannie Mae Pool	5.500%	12/1/13–1/1/25	8,396	8,874
[3,4]	Fannie Mae Pool	6.000%	4/1/14–5/1/24	1,512	1,587

30

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
[3,4] Fannie Mae Pool	6.500%	8/1/16–9/1/16	2,421	2,577
[3,4] Fannie Mae Pool	7.500%	3/1/15–8/1/15	37	38
[3,4] Fannie Mae Pool	8.000%	10/1/14–9/1/15	287	297
[3,4,5] Freddie Mac Gold Pool	2.000%	6/1/28–8/1/28	10,972	10,623
[3,4] Freddie Mac Gold Pool	2.500%	6/1/22–8/1/28	45,225	45,151
[3,4,5] Freddie Mac Gold Pool	3.000%	8/1/28	45,000	46,224
[3,4,5] Freddie Mac Gold Pool	3.500%	6/1/21–8/1/28	34,556	36,159
[3,4] Freddie Mac Gold Pool	4.000%	9/1/13–9/1/26	29,591	31,202
[3,4] Freddie Mac Gold Pool	4.500%	5/1/18–9/1/26	20,399	21,563
[3,4] Freddie Mac Gold Pool	5.000%	4/1/14–6/1/25	12,024	12,790
[3,4] Freddie Mac Gold Pool	5.500%	12/1/13–9/1/21	528	557
[3,4] Freddie Mac Gold Pool	6.000%	10/1/18	153	161
				551,490
Total U.S. Government and Agency Obligations (Cost $5,305,919)				5,287,184
Temporary Cash Investments (11.6%)
Repurchase Agreements (4.0%)
RBC Capital Markets LLC
(Dated 7/31/13, Repurchase Value $49,000,000,
collateralized by U.S. Treasury Note/Bond 1.000%
5/15/14, U.S. Treasury Inflation Adjusted Note
0.375% 7/15/23, with a value of $49,980,000)	0.040%	8/1/13	49,000	49,000
TD Securities (USA) LLC
(Dated 7/31/13, Repurchase Value $49,000,000,
collateralized by U.S. Treasury Note/Bond 1.250%
2/29/20, with a value of $49,980,000)	0.050%	8/1/13	49,000	49,000
Bank of Nova Scotia
(Dated 7/31/13, Repurchase Value $118,903,000,
collateralized by U.S. Treasury Note/Bond 5.250%
11/15/28, with a value of $121,281,000)	0.070%	8/1/13	118,903	118,903
				216,903
U.S. Government and Agency Obligations (7.6%)
United States Treasury Bill	0.030%	8/29/13	75,000	74,999
United States Treasury Bill	0.050%	9/12/13	292,704	292,695
United States Treasury Bill	0.048%	9/19/13	50,000	49,998
				417,692
Total Temporary Cash Investments (Cost $634,585)				634,595
Total Investments (107.8%) (Cost $5,940,504)				5,921,779
Other Assets and Liabilities (-7.8%)
Other Assets				321,658
Liabilities				(748,216)
				(426,558)
Net Assets (100%)				5,495,221

31

Short-Term Federal Fund

At July 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	5,518,457
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(8,078)
Unrealized Appreciation (Depreciation)
Investment Securities	(18,725)
Futures Contracts	3,567
Net Assets	5,495,221

Investor Shares—Net Assets
Applicable to 150,058,759 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,606,182
Net Asset Value Per Share—Investor Shares	$10.70

Admiral Shares—Net Assets
Applicable to 363,336,549 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,889,039
Net Asset Value Per Share—Admiral Shares	$10.70

See Note A in Notes to Financial Statements.
1 Securities with a value of $5,199,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2013.
See accompanying Notes, which are an integral part of the Financial Statements.

32

Short-Term Federal Fund

Statement of Assets and Liabilities
As of July 31, 2013

Market
Value
($000)
Assets
Investments in Securities, at Value	5,921,779
Receivables for Investment Securities Sold	302,812
Accrued Income Receivable	11,865
Other Assets	6,981
Total Assets	6,243,437
Liabilities
Payables for Investment Securities Purchased	729,375
Payables for Capital Shares Redeemed	10,129
Other Liabilities	8,712
Total Liabilities	748,216
Net Assets	5,495,221

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

33

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Interest	19,079
Total Income	19,079
Expenses
The Vanguard Group—Note B
Investment Advisory Services	270
Management and Administrative—Investor Shares	1,348
Management and Administrative—Admiral Shares	1,143
Marketing and Distribution—Investor Shares	267
Marketing and Distribution—Admiral Shares	538
Custodian Fees	62
Shareholders’ Reports—Investor Shares	19
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	3
Total Expenses	3,660
Net Investment Income	15,419
Realized Net Gain (Loss)
Investment Securities Sold	(7,301)
Futures Contracts	308
Options on Futures Contracts	(155)
Realized Net Gain (Loss)	(7,148)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(31,389)
Futures Contracts	3,510
Options on Futures Contracts	(9)
Change in Unrealized Appreciation (Depreciation)	(27,888)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,617)

See accompanying Notes, which are an integral part of the Financial Statements.

34

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,419	35,915
Realized Net Gain (Loss)	(7,148)	60,928
Change in Unrealized Appreciation (Depreciation)	(27,888)	(50,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,617)	45,949
Distributions
Net Investment Income
Investor Shares	(4,207)	(11,919)
Admiral Shares	(11,212)	(23,996)
Realized Capital Gain[1]
Investor Shares	(1,032)	(25,183)
Admiral Shares	(2,115)	(44,423)
Total Distributions	(18,566)	(105,521)
Capital Share Transactions
Investor Shares	(266,699)	(376,391)
Admiral Shares	124,002	349,598
Net Increase (Decrease) from Capital Share Transactions	(142,697)	(26,793)
Total Increase (Decrease)	(180,880)	(86,365)
Net Assets
Beginning of Period	5,676,101	5,762,466
End of Period	5,495,221	5,676,101

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $1,049,000 and $50,615,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Federal Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.78	$10.89	$10.77	$10.81	$10.81	$10.72
Investment Operations
Net Investment Income	. 026	. 061.106		.163	. 253	. 409
Net Realized and Unrealized Gain (Loss)
on Investments	(. 074)	. 022	. 225.104		.174	. 090
Total from Investment Operations	(. 048)	. 083	. 331	. 267	. 427	. 499
Distributions
Dividends from Net Investment Income	(. 026)	(. 061)	(.106)	(.163)	(. 253)	(. 409)
Distributions from Realized Capital Gains	(. 006)	(.132)	(.105)	(.144)	(.174)	—
Total Distributions	(. 032)	(.193)	(. 211)	(. 307)	(. 427)	(. 409)
Net Asset Value, End of Period	$10.70	$10.78	$10.89	$10.77	$10.81	$10.81

Total Return[1]	-0.45%	0.76%	3.09%	2.50%	4.01%	4.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,606	$1,884	$2,282	$2,465	$2,542	$2,142
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%	0.21%
Ratio of Net Investment Income to
Average Net Assets	0.48%	0.56%	0.97%	1.49%	2.29%	3.83%
Portfolio Turnover Rate	408%[2]	436%[2]	411%[2]	211%[2]	370%	109%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 114%, 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.78	$10.89	$10.77	$10.81	$10.81	$10.72
Investment Operations
Net Investment Income	. 031	. 071.117		.176	. 264	. 420
Net Realized and Unrealized Gain (Loss)
on Investments	(. 074)	. 022	. 225.104		.174	. 090
Total from Investment Operations	(. 043)	. 093	. 342	. 280	. 438	. 510
Distributions
Dividends from Net Investment Income	(. 031)	(. 071)	(.117)	(.176)	(. 264)	(. 420)
Distributions from Realized Capital Gains	(. 006)	(.132)	(.105)	(.144)	(.174)	—
Total Distributions	(. 037)	(. 203)	(. 222)	(. 320)	(. 438)	(. 420)
Net Asset Value, End of Period	$10.70	$10.78	$10.89	$10.77	$10.81	$10.81

Total Return[1]	-0.40%	0.86%	3.20%	2.62%	4.12%	4.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,889	$3,792	$3,481	$3,419	$2,751	$1,467
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	0.58%	0.66%	1.07%	1.61%	2.39%	3.93%
Portfolio Turnover Rate	408%[2]	436%[2]	411%[2]	211%[2]	370%	109%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 114%, 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended July 31, 2013, the fund’s average investments in long and short futures contracts represented 12% and 9% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded

38

Short-Term Federal Fund

as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2013, the fund’s average value of options written and options purchased represented less than 1% and 0% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at July 31, 2013.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

39

Short-Term Federal Fund

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $692,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,287,184	—
Temporary Cash Investments	—	634,595	—
Futures Contracts—Assets[1]	124	—	—
Futures Contracts—Liabilities[1]	(124)	—	—
Total	—	5,921,779	—
1 Represents variation margin on the last day of the reporting period.

40

Short-Term Federal Fund

D. At July 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2013	4,057	893,808	925
5-Year U.S. Treasury Note	September 2013	(3,831)	(464,958)	2,277
10-Year U.S. Treasury Note	September 2013	(892)	(112,784)	332
30-Year U.S. Treasury Bond	September 2013	37	(4,960)	41
Ultra Long U.S. Treasury Bond	September 2013	1	144	(8)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $427,000 through January 31, 2013, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2013, the cost of investment securities for tax purposes was $5,940,931,000. Net unrealized depreciation of investment securities for tax purposes was $19,152,000, consisting of unrealized gains of $9,835,000 on securities that had risen in value since their purchase and $28,987,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2013, the fund purchased $8,834,182 of investment securities and sold $9,074,393 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2013:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2013	308	206
Options written	1,491	645
Options expired	—	—
Options closed	(1,799)	851
Options exercised	—	—
Options open at July 31, 2013	—	—

41

Short-Term Federal Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	193,598	17,981	573,060	52,754
Issued in Lieu of Cash Distributions	4,839	450	34,055	3,148
Redeemed	(465,136)	(43,185)	(983,506)	(90,627)
Net Increase (Decrease) —Investor Shares	(266,699)	(24,754)	(376,391)	(34,725)
Admiral Shares
Issued	883,212	82,099	1,591,410	146,547
Issued in Lieu of Cash Distributions	11,506	1,069	60,955	5,633
Redeemed	(770,716)	(71,660)	(1,302,767)	(119,969)
Net Increase (Decrease) —Admiral Shares	124,002	11,508	349,598	32,211

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

42

Intermediate-Term Treasury Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFITX		VFIUX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	1.30%		1.40%

Financial Attributes

		Barclays Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	60	57	8,395
Yield to Maturity
(before expenses)	1.5%	2.0%	2.3%
Average Coupon	1.9%	2.4%	3.4%
Average Duration	5.3 years	6.6 years	5.5 years
Average Effective
Maturity	5.6 years	7.1 years	7.5 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.87
Beta	0.73	1.27

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.6%
3 - 5 Years	45.0
5 - 7 Years	23.9
7 - 10 Years	30.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

43

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.22%	-0.51%	3.71%	3.70%
2005	4.48	-1.34	3.14	3.61
2006	4.55	-3.14	1.41	1.05
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46
2014	0.69	-2.35	-1.66	-2.48
Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	-1.74%	5.08%	3.48%	1.05%	4.53%
Admiral Shares	2/12/2001	-1.64	5.19	3.62	1.05	4.67

See Financial Highlights for dividend and capital gains information.

44

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.1%)
U.S. Government Securities (99.1%)
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	85,475	89,001
United States Treasury Note/Bond	3.125%	10/31/16	93,000	100,150
United States Treasury Note/Bond	0.875%	11/30/16	5,000	5,019
United States Treasury Note/Bond	0.875%	12/31/16	95,000	95,253
United States Treasury Note/Bond	3.250%	12/31/16	143,000	154,842
United States Treasury Note/Bond	0.875%	1/31/17	150,000	150,234
United States Treasury Note/Bond	3.125%	1/31/17	180,000	194,231
United States Treasury Note/Bond	0.875%	2/28/17	31,000	31,010
United States Treasury Note/Bond	3.000%	2/28/17	159,000	171,000
United States Treasury Note/Bond	3.250%	3/31/17	80,000	86,787
United States Treasury Note/Bond	0.625%	5/31/17	31,000	30,598
United States Treasury Note/Bond	2.750%	5/31/17	199,000	212,432
United States Treasury Note/Bond	2.500%	6/30/17	53,000	56,081
United States Treasury Note/Bond	0.500%	7/31/17	26,000	25,456
United States Treasury Note/Bond	2.375%	7/31/17	68,000	71,591
United States Treasury Note/Bond	1.875%	8/31/17	172,000	177,590
United States Treasury Note/Bond	0.625%	9/30/17	116,000	113,734
United States Treasury Note/Bond	1.875%	9/30/17	231,000	238,290
United States Treasury Note/Bond	0.750%	10/31/17	15,000	14,761
United States Treasury Note/Bond	1.875%	10/31/17	112,400	115,860
United States Treasury Note/Bond	0.750%	12/31/17	5,000	4,904
United States Treasury Note/Bond	0.875%	1/31/18	20,000	19,681
United States Treasury Note/Bond	2.625%	1/31/18	43,000	45,661
United States Treasury Note/Bond	0.750%	2/28/18	82,000	80,130
United States Treasury Note/Bond	0.750%	3/31/18	10,000	9,755
United States Treasury Note/Bond	0.625%	4/30/18	11,000	10,651
United States Treasury Note/Bond	1.000%	5/31/18	32,000	31,500
United States Treasury Note/Bond	1.375%	6/30/18	8,838	8,842
United States Treasury Note/Bond	2.375%	6/30/18	119,500	125,289
United States Treasury Note/Bond	2.250%	7/31/18	336,000	350,072
United States Treasury Note/Bond	1.500%	8/31/18	5,000	5,022
United States Treasury Note/Bond	1.375%	9/30/18	177,000	176,391
United States Treasury Note/Bond	1.375%	11/30/18	70,000	69,584
United States Treasury Note/Bond	1.375%	12/31/18	18,000	17,859
United States Treasury Note/Bond	1.250%	1/31/19	61,000	60,028
United States Treasury Note/Bond	1.375%	2/28/19	15,000	14,841

45

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.500%	3/31/19	96,000	95,460
United States Treasury Note/Bond	1.250%	4/30/19	45,000	44,065
United States Treasury Note/Bond	1.000%	6/30/19	20,000	19,222
United States Treasury Note/Bond	0.875%	7/31/19	60,000	57,131
United States Treasury Note/Bond	1.000%	8/31/19	24,000	22,973
United States Treasury Note/Bond	1.000%	9/30/19	94,000	89,799
United States Treasury Note/Bond	1.125%	12/31/19	111,000	106,178
United States Treasury Note/Bond	1.250%	2/29/20	24,000	23,036
United States Treasury Note/Bond	1.125%	3/31/20	26,000	24,704
United States Treasury Note/Bond	1.125%	4/30/20	67,000	63,514
United States Treasury Note/Bond	1.375%	5/31/20	18,000	17,322
United States Treasury Note/Bond	1.875%	6/30/20	59,000	58,595
United States Treasury Note/Bond	2.000%	7/31/20	7,000	6,977
United States Treasury Note/Bond	2.625%	8/15/20	113,500	118,324
1 United States Treasury Note/Bond	2.625%	11/15/20	669,000	695,553
United States Treasury Note/Bond	2.125%	8/15/21	142,500	141,186
United States Treasury Note/Bond	2.000%	11/15/21	108,500	105,991
United States Treasury Note/Bond	2.000%	2/15/22	111,000	107,895
United States Treasury Note/Bond	1.750%	5/15/22	68,000	64,398
United States Treasury Note/Bond	1.625%	8/15/22	72,000	67,095
United States Treasury Note/Bond	1.625%	11/15/22	156,000	144,543
United States Treasury Note/Bond	2.000%	2/15/23	100,000	95,438
United States Treasury Note/Bond	1.750%	5/15/23	134,000	124,411
				5,457,940
Conventional Mortgage-Backed Securities (0.0%)
[2,3] Freddie Mac Gold Pool	7.000%	5/1/15–3/1/16	83	84
Total U.S. Government and Agency Obligations (Cost $5,419,833)				5,458,024
Temporary Cash Investments (0.8%)
Repurchase Agreements (0.8%)
RBC Capital Markets LLC
(Dated 7/31/13, Repurchase Value $10,000,000,
collateralized by U.S. Treasury Bill 0.000%,
11/7/13, with a value of $10,200,000)	0.040%	8/1/13	10,000	10,000
TD Securities (USA) LLC
(Dated 7/31/13, Repurchase Value $10,000,000,
collateralized by U.S. Treasury Note/Bond 0.625%,
7/15/16, with a value of $10,200,000)	0.050%	8/1/13	10,000	10,000
Bank of Nova Scotia
(Dated 7/31/13, Repurchase Value $23,657,000,
collateralized by U.S. Treasury Note/Bond 2.375%,
2/28/15, with a value of $24,130,000)	0.070%	8/1/13	23,657	23,657
				43,657
Total Temporary Cash Investments (Cost $43,657)				43,657
Total Investments (99.9%) (Cost $5,463,490)				5,501,681
Other Assets and Liabilities (0.1%)
Other Assets				93,136
Liabilities				(87,870)
				5,266
Net Assets (100%)				5,506,947

46

Intermediate-Term Treasury Fund

At July 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	5,454,121
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	13,952
Unrealized Appreciation (Depreciation)
Investment Securities	38,191
Futures Contracts	683
Net Assets	5,506,947

Investor Shares—Net Assets
Applicable to 145,537,997 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,647,219
Net Asset Value Per Share—Investor Shares	$11.32

Admiral Shares—Net Assets
Applicable to 341,021,331 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,859,728
Net Asset Value Per Share—Admiral Shares	$11.32

See Note A in Notes to Financial Statements.
1 Securities with a value of $596,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for 4senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

47

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Interest	46,862
Total Income	46,862
Expenses
The Vanguard Group—Note B
Investment Advisory Services	286
Management and Administrative—Investor Shares	1,402
Management and Administrative—Admiral Shares	1,341
Marketing and Distribution—Investor Shares	277
Marketing and Distribution—Admiral Shares	441
Custodian Fees	34
Shareholders’ Reports—Investor Shares	18
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	3
Total Expenses	3,813
Net Investment Income	43,049
Realized Net Gain (Loss)
Investment Securities Sold	17,014
Futures Contracts	(2,871)
Options on Futures Contracts	(164)
Realized Net Gain (Loss)	13,979
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(153,145)
Futures Contracts	1,067
Options on Futures Contracts	(10)
Change in Unrealized Appreciation (Depreciation)	(152,088)
Net Increase (Decrease) in Net Assets Resulting from Operations	(95,060)

See accompanying Notes, which are an integral part of the Financial Statements.

48

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,049	88,910
Realized Net Gain (Loss)	13,979	74,596
Change in Unrealized Appreciation (Depreciation)	(152,088)	(89,318)
Net Increase (Decrease) in Net Assets Resulting from Operations	(95,060)	74,188
Distributions
Net Investment Income
Investor Shares	(12,666)	(29,937)
Admiral Shares	(30,383)	(58,973)
Realized Capital Gain[1]
Investor Shares	(1,277)	(28,688)
Admiral Shares	(2,824)	(52,996)
Total Distributions	(47,150)	(170,594)
Capital Share Transactions
Investor Shares	(211,043)	(450,758)
Admiral Shares	(153,451)	61,210
Net Increase (Decrease) from Capital Share Transactions	(364,494)	(389,548)
Total Increase (Decrease)	(506,704)	(485,954)
Net Assets
Beginning of Period	6,013,651	6,499,605
End of Period	5,506,947	6,013,651

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $52,317,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.60	$11.78	$11.34	$11.28	$11.78	$11.62
Investment Operations
Net Investment Income	. 081.156		. 226	. 299	. 356	. 413
Net Realized and Unrealized Gain (Loss)
on Investments	(. 272)	(. 028)	. 931	. 323	(. 050)	. 419
Total from Investment Operations	(.191)	.128	1.157	. 622	. 306	. 832
Distributions
Dividends from Net Investment Income	(. 081)	(.156)	(. 226)	(. 299)	(. 354)	(. 428)
Distributions from Realized Capital Gains	(. 008)	(.152)	(. 491)	(. 263)	(. 452)	(. 244)
Total Distributions	(. 089)	(. 308)	(.717)	(. 562)	(. 806)	(. 672)
Net Asset Value, End of Period	$11.32	$11.60	$11.78	$11.34	$11.28	$11.78

Total Return[1]	-1.66%	1.10%	10.36%	5.59%	2.71%	7.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,647	$1,902	$2,385	$2,259	$2,420	$2,999
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.33%	1.92%	2.58%	3.08%	3.47%
Portfolio Turnover Rate	40%	117%[2]	273%[2]	80%	109%	88%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 64% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.60	$11.78	$11.34	$11.28	$11.78	$11.62
Investment Operations
Net Investment Income	. 086.168		. 237	. 313	. 371	. 429
Net Realized and Unrealized Gain (Loss)
on Investments	(. 272)	(. 028)	. 931	. 323	(. 050)	. 419
Total from Investment Operations	(.186)	.140	1.168	. 636	. 321	. 848
Distributions
Dividends from Net Investment Income	(. 086)	(.168)	(. 237)	(. 313)	(. 369)	(. 444)
Distributions from Realized Capital Gains	(. 008)	(.152)	(. 491)	(. 263)	(. 452)	(. 244)
Total Distributions	(. 094)	(. 320)	(.728)	(. 576)	(. 821)	(. 688)
Net Asset Value, End of Period	$11.32	$11.60	$11.78	$11.34	$11.28	$11.78

Total Return[1]	-1.61%	1.20%	10.47%	5.72%	2.84%	7.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,860	$4,112	$4,115	$4,101	$3,556	$4,267
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.43%	2.02%	2.70%	3.21%	3.61%
Portfolio Turnover Rate	40%	117%[2]	273%[2]	80%	109%	88%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 64% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

51

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2013, the fund’s average investments in long and short futures contracts represented 5% and 2% of net assets, respectively, based on quarterly average aggregate settlement values.

52

Intermediate-Term Treasury Fund

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2013, the fund’s average value of options written and options purchased represented less than 1% and 0% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at July 31, 2013.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed , and sell or retain the collateral up to the net amount owed to the fund.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

53

Intermediate-Term Treasury Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $699,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,458,024	—
Temporary Cash Investments	—	43,657	—
Futures Contracts—Assets[1]	87	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	82	5,501,681	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2013	1,692	372,769	513
10-Year U.S. Treasury Note	September 2013	(548)	(69,288)	170

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

54

Intermediate-Term Treasury Fund

Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2013, the cost of investment securities for tax purposes was $5,463,563,000. Net unrealized appreciation of investment securities for tax purposes was $38,118,000, consisting of unrealized gains of $103,957,000 on securities that had risen in value since their purchase and $65,839,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2013, the fund purchased $1,150,862,000 of investment securities and sold $1,486,893,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2013.

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2013	328	219
Options written	1,572	679
Options expired	—	—
Options closed	(1,900)	(898)
Options exercised	—	—
Options open at July 31, 2013	—	—

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	174,119	15,021	521,578	44,439
Issued in Lieu of Cash Distributions	12,710	1,100	50,997	4,368
Redeemed	(397,872)	(34,535)	(1,023,333)	(87,273)
Net Increase (Decrease) —Investor Shares	(211,043)	(18,414)	(450,758)	(38,466)
Admiral Shares
Issued	414,241	35,807	993,351	84,642
Issued in Lieu of Cash Distributions	27,325	2,365	97,448	8,345
Redeemed	(595,017)	(51,604)	(1,029,589)	(87,732)
Net Increase (Decrease) —Admiral Shares	(153,451)	(13,432)	61,210	5,255

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

55

GNMA Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFIIX		VFIJX
Expense Ratio[1]	0.21%		0.11%
30-Day SEC Yield	2.10%		2.20%

Financial Attributes
			Barclays
		Barclays	Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	43	142	8,395
Yield to Maturity
(before expenses)	3.3%	3.3%	2.3%
Average Coupon	3.8%	4.1%	3.4%
Average Duration	5.8 years	5.7 years	5.5 years
Average Effective
Maturity	8.1 years	8.4 years	7.5 years
Short-Term
Reserves	0.9%	—	—

Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Asset-Backed	0.5%
Commercial Mortgage-Backed	1.1
Government Mortgage-Backed	98.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.97	0.73
Beta	1.02	0.76
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)

Below 5.0%	68.1%
5.0% to 6.0%	22.3
6.0% to 7.0%	8.8
7.0% and Above	0.8

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

56

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.76%	-1.87%	2.89%	3.10%
2005	4.69	-0.38	4.31	4.42
2006	4.69	-1.81	2.88	2.96
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54
2014	1.04	-3.51	-2.47	-2.30
Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	-1.93%	5.00%	4.20%	0.36%	4.56%
Admiral Shares	2/12/2001	-1.83	5.11	4.30	0.36	4.66

See Financial Highlights for dividend and capital gains information.

57

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.1%)
Conventional Mortgage-Backed Securities (97.4%)
[1,2]	Fannie Mae Pool	2.950%	5/1/28	17,949	16,601
[1,2,3] Fannie Mae Pool		3.000%	3/1/43–8/1/43	1,198,052	1,160,690
[1,2,3] Fannie Mae Pool		3.500%	6/1/42–8/1/43	323,322	326,000
[1,2]	Fannie Mae Pool	3.690%	10/1/42	1,881	1,736
[1,2]	Fannie Mae Pool	5.000%	11/1/40–4/1/41	23,488	25,686
[1,2]	Fannie Mae Pool	6.000%	7/1/22	19	21
[1,2]	Freddie Mac Gold Pool	3.000%	8/1/42–7/1/43	51,626	48,956
[1,3]	Ginnie Mae I Pool	2.500%	8/1/43	995,000	920,067
1	Ginnie Mae I Pool	3.000%	11/15/41–8/1/43	47,525	46,638
[1,3]	Ginnie Mae I Pool	3.500%	3/15/39–8/1/43	5,263,263	5,365,046
1	Ginnie Mae I Pool	3.750%	7/15/42	7,342	7,584
1	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	13,891	14,348
1	Ginnie Mae I Pool	4.000%	6/15/19–8/1/43	3,683,982	3,859,979
1	Ginnie Mae I Pool	4.500%	5/15/19–8/1/43	3,048,441	3,247,835
1	Ginnie Mae I Pool	5.000%	1/15/30–8/1/43	2,671,945	2,894,174
1	Ginnie Mae I Pool	5.500%	11/15/13–8/1/43	1,916,911	2,096,824
1	Ginnie Mae I Pool	6.000%	10/15/16–6/15/41	1,230,167	1,355,919
1	Ginnie Mae I Pool	6.500%	8/15/13–7/15/40	928,902	1,035,925
1	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	126,407	144,971
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	76	78
1	Ginnie Mae I Pool	7.500%	10/15/31	48,566	56,047
1	Ginnie Mae I Pool	7.750%	2/15/27	30	31
1	Ginnie Mae I Pool	8.000%	8/15/31	21,021	24,308
1	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	4,463	4,680
1	Ginnie Mae I Pool	9.000%	4/15/16–5/15/21	2,336	2,447
1	Ginnie Mae I Pool	9.250%	9/15/16–7/15/17	15	16
1	Ginnie Mae I Pool	9.500%	12/15/13–9/15/21	1,489	1,565
1	Ginnie Mae I Pool	10.000%	2/15/16–7/15/19	36	38
1	Ginnie Mae I Pool	11.000%	2/15/18	3	3
1	Ginnie Mae I Pool	13.500%	12/15/14	1	1
[1,3]	Ginnie Mae II Pool	2.500%	8/1/43	750,000	693,285
[1,3]	Ginnie Mae II Pool	3.000%	1/20/42–8/1/43	131,934	129,254
1	Ginnie Mae II Pool	3.500%	4/20/42–8/1/43	702,585	718,614
[1,3]	Ginnie Mae II Pool	4.000%	6/20/39–8/1/43	1,563,808	1,636,660
[1,3]	Ginnie Mae II Pool	4.500%	12/20/32–8/1/43	2,552,935	2,725,975
1	Ginnie Mae II Pool	5.000%	10/20/32–7/20/42	1,383,407	1,507,043

58

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	231,851	252,034
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	175,986	193,063
1	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	42,457	47,754
1	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	476	514
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	283	319
1	Ginnie Mae II Pool	8.000%	12/20/15–9/20/16	27	29
1	Ginnie Mae II Pool	8.500%	4/20/16–1/20/17	244	259
1	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	61	69
1	Ginnie Mae II Pool	10.000%	7/20/14–8/20/18	17	20
1	Ginnie Mae II Pool	11.000%	6/20/14–2/20/16	4	4
1	Ginnie Mae II Pool	11.250%	9/20/15–2/20/16	16	17
1	Ginnie Mae II Pool	11.500%	1/20/14–11/20/15	3	3
1	Ginnie Mae II Pool	12.000%	6/20/14–12/20/15	10	10
1	Ginnie Mae II Pool	12.500%	5/20/14–7/20/15	1	2
1	Ginnie Mae II Pool	13.000%	11/20/13–11/20/14	1	1
1	Ginnie Mae II Pool	13.500%	8/20/14–10/20/14	2	2
					30,563,145
Nonconventional Mortgage-Backed Securities (1.7%)
[1,2]	Fannie Mae REMICS	3.000%	11/25/42	26,773	20,029
[1,2]	Fannie Mae REMICS	3.000%	4/25/43	18,538	14,486
[1,2]	Fannie Mae REMICS	3.000%	6/25/43	23,993	19,606
[1,2]	Fannie Mae REMICS	3.500%	7/25/43	17,900	16,142
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	13,848	15,455
[1,2]	Freddie Mac REMICS	3.000%	8/15/42	28,960	21,804
[1,2]	Freddie Mac REMICS	3.000%	9/15/42	16,870	15,010
[1,2]	Freddie Mac REMICS	3.000%	3/15/43	35,935	28,243
[1,2]	Freddie Mac REMICS	3.000%	3/15/43	25,710	21,229
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	43,024	48,112
[1,4]	Ginnie Mae REMICS	0.392%	2/20/37	11,480	11,386
1	Ginnie Mae REMICS	2.500%	8/16/42	13,303	10,946
1	Ginnie Mae REMICS	3.000%	3/20/43	10,692	9,517
1	Ginnie Mae REMICS	4.500%	6/20/39	13,038	13,900
1	Ginnie Mae REMICS	5.000%	2/16/37–6/16/37	147,637	161,352
1	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	32,621	36,406
1	Ginnie Mae REMICS	6.000%	10/20/39	45,001	50,231
1	Ginnie Mae REMICS	6.500%	4/20/31	3,262	3,716
					517,570
Total U.S. Government and Agency Obligations (Cost $30,932,501)					31,080,715
Temporary Cash Investments (14.3%)
Repurchase Agreements (5.0%)
	Bank of America Securities, LLC
	(Dated 7/31/13, Repurchase Value $39,100,000,
	collateralized by Government National Mortgage
	Assn. 4.000%–5.000%, 8/15/41–9/20/41; with a
	value of $39,882,000)	0.070%	8/1/13	39,100	39,100
	Bank of Montreal
	(Dated 7/31/13, Repurchase Value $130,000,000,
	collateralized by Federal National Mortgage Assn.
	5.000%–5.500%, 7/1/35–3/1/36, and U.S. Treasury
	Note/Bond 0.375%–3.625%, 6/15/15–6/15/19; with
	a value of $132,600,000)	0.070%	8/1/13	130,000	130,000

59

GNMA Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Barclays Capital Inc.
(Dated 7/31/13, Repurchase Value $222,800,000,
collateralized by U.S. Treasury Note/Bond
1.500%–2.125%, 7/31/16–8/15/21; with a value
of $227,256,000)	0.070%	8/1/13	222,800	222,800
Citigroup Global Markets Inc.
(Dated 7/31/13, Repurchase Value $382,701,000,
collateralized by U.S. Treasury Note/Bond
0.125%–7.625%, 4/30/15–11/15/22: with a value
of $390,354,000)	0.060%	8/1/13	382,700	382,700
HSBC Bank USA
(Dated 7/31/13, Repurchase Value $229,701,000,
collateralized by Federal Home Loan Mortgage
Corp. 3.500%–4.000%, 10/1/31–8/1/42; with a value
of $234,297,000)	0.100%	8/1/13	229,700	229,700
RBC Capital Markets LLC
(Dated 7/31/13, Repurchase Value $180,400,000,
collateralized by Federal National Mortgage Assn.
3.500%, 8/1/42; with a value of $184,008,000)	0.070%	8/1/13	180,400	180,400
RBS Securities, Inc.
(Dated 7/31/13, Repurchase Value $288,800,000,
collateralized by U.S. Treasury Note/Bond
0.375%–3.625%, 3/15/15–2/15/20; with a value
of $294,581,000)	0.060%	8/1/13	288,800	288,800
TD Securities (USA) LLC
(Dated 7/31/13, Repurchase Value $85,200,000,
collateralized by Federal National Mortgage Assn.
2.500%, 5/1/28; with a value of $86,904,000)	0.070%	8/1/13	85,200	85,200
				1,558,700
U.S. Government and Agency Obligations (9.3%)
Fannie Mae Discount Notes	0.030%	9/30/13	1,000,000	999,790
United States Treasury Bill	0.122%	9/5/13	225,000	224,995
United States Treasury Bill	0.089%	10/17/13	1,000,000	999,950
United States Treasury Bill	0.087%	10/24/13	200,000	199,986
United States Treasury Bill	0.086%	11/7/13	500,000	499,945
				2,924,666
Total Temporary Cash Investments (Cost $4,483,562)				4,483,366
Total Investments (113.4%) (Cost $35,416,063)				35,564,081
Other Assets and Liabilities (-13.4%)
Other Assets[5]				5,085,741
Liabilities				(9,275,814)
				(4,190,073)
Net Assets (100%)				31,374,008

60

GNMA Fund

At July 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	31,598,917
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(361,164)
Unrealized Appreciation (Depreciation)
Investment Securities	148,018
Futures Contracts	(11,763)
Net Assets	31,374,008

Investor Shares—Net Assets
Applicable to 1,051,546,538 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,983,172
Net Asset Value Per Share—Investor Shares	$10.44

Admiral Shares—Net Assets
Applicable to 1,952,251,851 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,390,836
Net Asset Value Per Share—Admiral Shares	$10.44

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2013.
4 Adjustable-rate security.
5 Cash of $24,988,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Statement of Assets and Liabilities
As of July 31, 2013

Market
Value
($000)
Assets
Investments in Securities, at Value	35,564,081
Receivables for Investment Securities Sold	4,916,716
Other Assets	169,025
Total Assets	40,649,822
Liabilities
Payables for Investment Securities Purchased	9,146,242
Other Liabilities	129,572
Total Liabilities	9,275,814
Net Assets	31,374,008

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

62

GNMA Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Interest	427,793
Total Income	427,793
Expenses
Investment Advisory Fees—Note B	1,681
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,615
Management and Administrative—Admiral Shares	8,803
Marketing and Distribution—Investor Shares	1,547
Marketing and Distribution—Admiral Shares	2,408
Custodian Fees	683
Shareholders’ Reports—Investor Shares	169
Shareholders’ Reports—Admiral Shares	70
Trustees’ Fees and Expenses	43
Total Expenses	26,019
Net Investment Income	401,774
Realized Net Gain (Loss)
Investment Securities Sold	(271,244)
Futures Contracts	(37,272)
Realized Net Gain (Loss)	(308,516)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(964,551)
Futures Contracts	(10,104)
Change in Unrealized Appreciation (Depreciation)	(974,655)
Net Increase (Decrease) in Net Assets Resulting from Operations	(881,397)

See accompanying Notes, which are an integral part of the Financial Statements.

63

GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	401,774	1,053,577
Realized Net Gain (Loss)	(308,516)	423,815
Change in Unrealized Appreciation (Depreciation)	(974,655)	(900,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	(881,397)	577,220
Distributions
Net Investment Income
Investor Shares	(135,990)	(383,317)
Admiral Shares	(265,784)	(670,260)
Realized Capital Gain[1]
Investor Shares	(12,113)	(157,942)
Admiral Shares	(22,747)	(277,544)
Total Distributions	(436,634)	(1,489,063)
Capital Share Transactions
Investor Shares	(2,304,005)	(1,084,661)
Admiral Shares	(3,875,711)	1,910,789
Net Increase (Decrease) from Capital Share Transactions	(6,179,716)	826,128
Total Increase (Decrease)	(7,497,747)	(85,715)
Net Assets
Beginning of Period	38,871,755	38,957,470
End of Period	31,374,008	38,871,755

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $6,972,000 and $262,409,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

64

GNMA Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.83	$11.09	$10.73	$10.76	$10.53	$10.47
Investment Operations
Net Investment Income	.115	. 288	. 353	. 359	. 402	. 511
Net Realized and Unrealized Gain (Loss)
on Investments	(. 380)	(.139)	. 488	. 245	. 302	. 060
Total from Investment Operations	(. 265)	.149	. 841	. 604.704		. 571
Distributions
Dividends from Net Investment Income	(.115)	(. 288)	(. 353)	(. 359)	(. 402)	(. 511)
Distributions from Realized Capital Gains	(. 010)	(.121)	(.128)	(. 275)	(. 072)	—
Total Distributions	(.125)	(. 409)	(. 481)	(. 634)	(. 474)	(. 511)
Net Asset Value, End of Period	$10.44	$10.83	$11.09	$10.73	$10.76	$10.53

Total Return[1]	-2.47%	1.35%	7.96%	5.71%	6.81%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,983	$13,745	$15,151	$14,384	$17,800	$15,007
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.21%	0.23%	0.23%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.59%	3.25%	3.26%	3.71%	4.92%
Portfolio Turnover Rate	126%[2]	130%[2]	189%[2]	386%[2]	272%[2]	63%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 95%, 82%, 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.83	$11.09	$10.73	$10.76	$10.53	$10.47
Investment Operations
Net Investment Income	.120	. 299	. 364	. 372	. 413	. 522
Net Realized and Unrealized Gain (Loss)
on Investments	(. 380)	(.139)	. 488	. 245	. 302	. 060
Total from Investment Operations	(. 260)	.160	. 852	. 617.715		. 582
Distributions
Dividends from Net Investment Income	(.120)	(. 299)	(. 364)	(. 372)	(. 413)	(. 522)
Distributions from Realized Capital Gains	(. 010)	(.121)	(.128)	(. 275)	(. 072)	—
Total Distributions	(.130)	(. 420)	(. 492)	(. 647)	(. 485)	(. 522)
Net Asset Value, End of Period	$10.44	$10.83	$11.09	$10.73	$10.76	$10.53

Total Return[1]	-2.42%	1.45%	8.07%	5.84%	6.92%	5.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,391	$25,127	$23,806	$21,612	$18,457	$14,734
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.13%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.28%	2.69%	3.35%	3.38%	3.81%	5.02%
Portfolio Turnover Rate	126%[2]	130%[2]	189%[2]	386%[2]	272%[2]	63%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 95%, 82%, 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

66

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended July 31, 2013, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

67

GNMA Fund

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed , and sell or retain the collateral up to the net amount owed to the fund.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

68

GNMA Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2013, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $4,206,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.68% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	31,080,715	—
Temporary Cash Investments	—	4,483,366	—
Futures Contracts—Assets[1]	318	—	—
Total	318	35,564,081	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2013	11,609	1,467,813	(1,027)
5-Year U.S. Treasury Note	September 2013	8,739	1,060,628	(10,736)

69

GNMA Fund

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $49,935,000 through January 31, 2013, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2013, the cost of investment securities for tax purposes was $35,465,998,000. Net unrealized appreciation of investment securities for tax purposes was $98,083,000, consisting of unrealized gains of $570,675,000 on securities that had risen in value since their purchase and $472,592,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2013, the fund purchased $22,339,287,000 of investment securities and sold $28,644,602,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	776,255	71,873	3,293,362	299,020
Issued in Lieu of Cash Distributions	132,110	12,332	481,213	43,736
Redeemed	(3,212,370)	(301,382)	(4,859,236)	(440,593)
Net Increase (Decrease)—Investor Shares	(2,304,005)	(217,177)	(1,084,661)	(97,837)
Admiral Shares
Issued	1,610,942	149,862	6,162,379	558,114
Issued in Lieu of Cash Distributions	221,794	20,702	747,975	68,001
Redeemed	(5,708,447)	(537,606)	(4,999,565)	(453,956)
Net Increase (Decrease)—Admiral Shares	(3,875,711)	(367,042)	1,910,789	172,159

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

70

Long-Term Treasury Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VUSTX		VUSUX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	3.19%		3.29%

Financial Attributes

	Barclays		Barclays
		Long	Aggregate
	Treasury		Bond
	Fund	Index	Index
Number of Bonds	27	39	8,395
Yield to Maturity
(before expenses)	3.4%	3.4%	2.3%
Average Coupon	3.8%	4.1%	3.4%
Average Duration	15.0 years	16.1 years	5.5 years
Average Effective
Maturity	24.1 years	24.4 years	7.5 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	1.00	0.62
Beta	1.00	3.73

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.6%
3 - 5 Years	1.7
7 - 10 Years	0.8
10 - 20 Years	21.6
20 - 30 Years	75.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

71

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.95%	-0.01%	4.94%	4.59%
2005	5.27	2.74	8.01	8.56
2006	4.84	-1.86	2.98	2.93
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	2.73	-2.73	0.00	-0.02
2014	1.39	-7.78	-6.39	-6.26
Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	-8.61%	7.33%	4.36%	1.54%	5.90%
Admiral Shares	2/12/2001	-8.52	7.45	4.49	1.54	6.03

See Financial Highlights for dividend and capital gains information.

72

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.3%)
U.S. Government Securities (98.3%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	47,845	49,819
	United States Treasury Note/Bond	1.750%	5/15/23	24,000	22,282
	United States Treasury Note/Bond	7.625%	2/15/25	1,700	2,524
	United States Treasury Note/Bond	6.875%	8/15/25	10,000	14,147
1	United States Treasury Note/Bond	6.000%	2/15/26	117,700	156,100
	United States Treasury Note/Bond	6.375%	8/15/27	29,600	40,857
	United States Treasury Note/Bond	6.125%	11/15/27	2,500	3,382
	United States Treasury Note/Bond	5.250%	11/15/28	51,250	64,159
	United States Treasury Note/Bond	5.250%	2/15/29	112,200	140,530
	United States Treasury Note/Bond	5.375%	2/15/31	148,500	190,034
	United States Treasury Note/Bond	4.500%	2/15/36	42,900	49,992
	United States Treasury Note/Bond	3.500%	2/15/39	154,000	152,749
	United States Treasury Note/Bond	4.250%	5/15/39	61,200	68,726
	United States Treasury Note/Bond	4.375%	11/15/39	148,600	170,123
	United States Treasury Note/Bond	4.625%	2/15/40	89,350	106,299
	United States Treasury Note/Bond	4.375%	5/15/40	236,500	270,755
	United States Treasury Note/Bond	3.875%	8/15/40	257,750	271,926
	United States Treasury Note/Bond	4.250%	11/15/40	85,500	95,933
	United States Treasury Note/Bond	3.750%	8/15/41	82,000	84,435
	United States Treasury Note/Bond	3.125%	11/15/41	187,250	171,100
	United States Treasury Note/Bond	3.125%	2/15/42	125,000	114,062
	United States Treasury Note/Bond	3.000%	5/15/42	104,500	92,810
	United States Treasury Note/Bond	2.750%	8/15/42	206,050	173,146
	United States Treasury Note/Bond	2.750%	11/15/42	164,000	137,606
	United States Treasury Note/Bond	3.125%	2/15/43	56,000	50,873
	United States Treasury Note/Bond	2.875%	5/15/43	151,397	130,366
					2,824,735
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Fannie Mae Pool	6.000%	2/1/26–11/1/28	47	51
Total U.S. Government and Agency Obligations (Cost $2,810,078)					2,824,786
Temporary Cash Investments (0.4%)
Repurchase Agreements (0.4%)
	RBC Capital Markets LLC
	(Dated 7/31/13, Repurchase Value $3,000,000,
	collateralized by U.S. Treasury Bill, 0.000%,
	11/7/13, with a value of $3,060,000)	0.040%	8/1/13	3,000	3,000

73

Long-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TD Securities (USA) LLC
(Dated 7/31/13, Repurchase Value $3,000,000,
collateralized by U.S. Treasury Note, 0.625%,
7/15/16, with a value of $3,060,000)	0.050%	8/1/13	3,000	3,000
Bank of Nova Scotia
(Dated 7/31/13, Repurchase Value $6,238,000,
collateralized by U.S. Treasury Note, 1.875%,
6/30/20, with a value of $6,363,000)	0.070%	8/1/13	6,238	6,238
				12,238
Total Temporary Cash Investments (Cost $12,238)				12,238
Total Investments (98.7%) (Cost $2,822,316)				2,837,024
Other Assets and Liabilities (1.3%)
Other Assets				191,565
Liabilities				(155,179)
				36,386
Net Assets (100%)				2,873,410

At July 31, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital				2,793,467
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				65,018
Unrealized Appreciation (Depreciation)
Investment Securities				14,708
Futures Contracts				217
Net Assets				2,873,410

Investor Shares—Net Assets
Applicable to 97,410,379 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,129,847
Net Asset Value Per Share—Investor Shares				$11.60

Admiral Shares—Net Assets
Applicable to 150,323,301 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,743,563
Net Asset Value Per Share—Admiral Shares				$11.60

See Note A in Notes to Financial Statements.
1 Securities with a value of $1,210,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
See accompanying Notes, which are an integral part of the Financial Statements.

74

Long-Term Treasury Fund

Statement of Assets and Liabilities
As of July 31, 2013

Market
Value
($000)
Assets
Investments in Securities, at Value	2,837,024
Receivables for Investment Securities Sold	144,963
Accrued Income Receivable	42,207
Other Assets	4,395
Total Assets	3,028,589
Liabilities
Payables for Investment Securities Purchased	140,836
Other Liabilities	14,343
Total Liabilities	155,179
Net Assets	2,873,410

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

75

Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Interest	51,447
Total Income	51,447
Expenses
The Vanguard Group—Note B
Investment Advisory Services	163
Management and Administrative—Investor Shares	1,004
Management and Administrative—Admiral Shares	611
Marketing and Distribution—Investor Shares	174
Marketing and Distribution—Admiral Shares	242
Custodian Fees	22
Shareholders’ Reports—Investor Shares	19
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	2
Total Expenses	2,247
Net Investment Income	49,200
Realized Net Gain (Loss)
Investment Securities Sold	69,795
Futures Contracts	(2,425)
Options on Futures Contracts	(90)
Realized Net Gain (Loss)	67,280
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(318,338)
Futures Contracts	379
Options on Futures Contracts	(6)
Change in Unrealized Appreciation (Depreciation)	(317,965)
Net Increase (Decrease) in Net Assets Resulting from Operations	(201,485)

See accompanying Notes, which are an integral part of the Financial Statements.

76

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	49,200	105,008
Realized Net Gain (Loss)	67,280	81,626
Change in Unrealized Appreciation (Depreciation)	(317,965)	(192,027)
Net Increase (Decrease) in Net Assets Resulting from Operations	(201,485)	(5,393)
Distributions
Net Investment Income
Investor Shares	(19,032)	(43,251)
Admiral Shares	(30,168)	(61,757)
Realized Capital Gain[1]
Investor Shares	(3,347)	(39,999)
Admiral Shares	(5,112)	(55,840)
Total Distributions	(57,659)	(200,847)
Capital Share Transactions
Investor Shares	(117,182)	(189,622)
Admiral Shares	(162,592)	(12,203)
Net Increase (Decrease) from Capital Share Transactions	(279,774)	(201,825)
Total Increase (Decrease)	(538,918)	(408,065)
Net Assets
Beginning of Period	3,412,328	3,820,393
End of Period	2,873,410	3,412,328

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $41,971,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

77

Long-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.61	$13.32	$10.77	$11.15	$12.21	$11.76
Investment Operations
Net Investment Income	.185	. 369	. 382	. 462	. 475	. 499
Net Realized and Unrealized Gain (Loss)
on Investments	(. 978)	(. 361)	3.058	(. 046)	(. 623)	. 563
Total from Investment Operations	(.793)	. 008	3.440	. 416	(.148)	1.062
Distributions
Dividends from Net Investment Income	(.185)	(. 369)	(. 382)	(. 462)	(. 474)	(. 502)
Distributions from Realized Capital Gains	(. 032)	(. 349)	(. 508)	(. 334)	(. 438)	(.110)
Total Distributions	(. 217)	(.718)	(. 890)	(.796)	(. 912)	(. 612)
Net Asset Value, End of Period	$11.60	$12.61	$13.32	$10.77	$11.15	$12.21

Total Return[1]	-6.39%	0.00%	32.53%	3.58%	-1.35%	9.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,130	$1,349	$1,621	$1,244	$1,446	$1,897
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.99%	2.78%	3.14%	3.98%	4.12%	4.19%
Portfolio Turnover Rate	40%	105%[2]	229%[2]	52%	77%	80%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 61% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.61	$13.32	$10.77	$11.15	$12.21	$11.76
Investment Operations
Net Investment Income	.191	. 382	. 395	. 476	. 490	. 516
Net Realized and Unrealized Gain (Loss)
on Investments	(. 978)	(. 361)	3.058	(. 046)	(. 623)	. 563
Total from Investment Operations	(.787)	. 021	3.453	. 430	(.133)	1.079
Distributions
Dividends from Net Investment Income	(.191)	(. 382)	(. 395)	(. 476)	(. 489)	(. 519)
Distributions from Realized Capital Gains	(. 032)	(. 349)	(. 508)	(. 334)	(. 438)	(.110)
Total Distributions	(. 223)	(.731)	(. 903)	(. 810)	(. 927)	(. 629)
Net Asset Value, End of Period	$11.60	$12.61	$13.32	$10.77	$11.15	$12.21

Total Return[1]	-6.34%	0.10%	32.66%	3.71%	-1.23%	9.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,744	$2,063	$2,199	$1,567	$1,245	$1,499
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.09%	2.88%	3.24%	4.10%	4.25%	4.33%
Portfolio Turnover Rate	40%	105%[2]	229%[2]	52%	77%	80%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 61% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

79

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2013, the fund’s average investments in long and short futures contracts represented 5% and 2% of net assets, respectively, based on quarterly average aggregate settlement values.

80

Long-Term Treasury Fund

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2013, the fund’s average value of options written and options purchased represented less than 1% and 0% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at July 31, 2013.

3. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed , and sell or retain the collateral up to the net amount owed to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $375,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

81

Long-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,824,786	—
Temporary Cash Investments	—	12,238	—
Futures Contracts—Assets[1]	53	—	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	50	2,837,024	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2013	872	192,113	262
10-Year U.S. Treasury Note	September 2013	(242)	(30,598)	62
5-Year U.S. Treasury Note	September 2013	(75)	(9,103)	(42)
30-Year U.S. Treasury Bond	September 2013	51	6,837	(65)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $1,812,000 through January 31, 2013, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

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Long-Term Treasury Fund

At July 31, 2013, the cost of investment securities for tax purposes was $2,824,128,000. Net unrealized appreciation of investment securities for tax purposes was $12,896,000, consisting of unrealized gains of $147,676,000 on securities that had risen in value since their purchase and $134,780,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2013, the fund purchased $639,007,000 of investment securities and sold $933,242,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2013:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2013	190	127
Options written	875	379
Options expired	—	—
Options closed	(1,065)	(506)
Options exercised	—	—
Options open at July 31, 2013	—	—

G. Capital share transactions for each class of shares were::

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	126,214	10,080	397,040	29,677
Issued in Lieu of Cash Distributions	21,040	1,694	78,833	6,045
Redeemed	(264,436)	(21,341)	(665,495)	(50,476)
Net Increase (Decrease)—Investor Shares	(117,182)	(9,567)	(189,622)	(14,754)
Admiral Shares
Issued	192,394	15,529	688,926	51,642
Issued in Lieu of Cash Distributions	29,826	2,402	100,113	7,673
Redeemed	(384,812)	(31,259)	(801,242)	(60,845)
Net Increase (Decrease)—Admiral Shares	(162,592)	(13,328)	(12,203)	(1,530)

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

83

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

84

Six Months Ended July 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2013	7/31/2013	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$997.94	$0.99
Admiral Shares	1,000.00	998.43	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$995.52	$0.99
Admiral Shares	1,000.00	996.01	0.49
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$983.38	$0.98
Admiral Shares	1,000.00	983.87	0.49
GNMA Fund
Investor Shares	$1,000.00	$975.28	$1.03
Admiral Shares	1,000.00	975.76	0.54
Long-Term Treasury Fund
Investor Shares	$1,000.00	$936.09	$0.96
Admiral Shares	1,000.00	936.55	0.48

85

Six Months Ended July 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2013	7/31/2013	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.25	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

86

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Vanguard Short-Term Federal Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory agreement between Vanguard GNMA Fund and Wellington Management Company, LLP (Wellington Management). The board determined that renewing each fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Vanguard. Vanguard has been managing investments for more than three decades and has advised the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Short-Term Federal Fund since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the GNMA Fund since the fund’s inception in 1980. The firm and the fund’s management team have depth and stability. The portfolio manager of the GNMA Fund is backed by a team of well-tenured research analysts who help inform his strategic perspective and conduct statistical and cash-flow analysis. Wellington Management has provided high-quality advisory services for the GNMA Fund and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also contain information about the advisory expenses.

87

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the GNMA Fund shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund, the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

88

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

89

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092013

Semiannual Report | July 31, 2013

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

> For the six months ended July 31, 2013, returns for the Vanguard Corporate Bond Funds ranged from –4.68% for Investor Shares of the Long-Term Investment-Grade Fund to 0.77% for Admiral Shares of the High-Yield Corporate Fund.

> The returns of the investment-grade funds were not far off those of their benchmark indexes, but the High-Yield Corporate Fund lagged its benchmark.

> Bonds’ disappointing performance stemmed mostly from a sharp rise in interest rates, which drove prices down.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Short-Term Investment-Grade Fund.	16
Intermediate-Term Investment-Grade Fund.	43
Long-Term Investment-Grade Fund.	67
High-Yield Corporate Fund.	85
About Your Fund’s Expenses.	99
Trustees Approve Advisory Arrangements.	101
Glossary.	103

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.40%	0.84%	-1.00%	-0.16%
Admiral™ Shares	1.50	0.88	-1.00	-0.12
Institutional Shares	1.53	0.90	-1.00	-0.10
Barclays U.S. 1–5 Year Credit Bond Index				0.12
1–5 Year Investment-Grade Debt Funds Average				-0.38
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.75%	1.50%	-3.20%	-1.70%
Admiral Shares	2.85	1.55	-3.20	-1.65
Barclays U.S. 5–10 Year Credit Bond Index				-2.22
Intermediate Investment-Grade Debt Funds Average				-1.87
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	4.65%	2.18%	-6.86%	-4.68%
Admiral Shares	4.75	2.22	-6.86	-4.64
Barclays U.S. Long Credit A or Better Bond Index				-4.87
Corporate A-Rated Debt Funds Average				-2.04
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard High-Yield Corporate Fund
Investor Shares	4.90%	2.84%	-2.12%	0.72%
Admiral Shares	5.00	2.89	-2.12	0.77
Barclays U.S. Corporate High Yield Bond Index				1.97
High Yield Funds Average				1.80
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

The half year ended July 31, 2013, was difficult for the U.S. bond market. Gains early on were followed by a decline in May and an even sharper slide in June. The market was unsettled by comments from Federal Reserve officials that further improvement in the economy might warrant easing the Fed’s bond-buying stimulus before the end of the year.

That timetable seemed to surprise some investors, who had anticipated that the central bank would wait longer before scaling back its support. Although market sentiment turned more sanguine in July, bond yields ended the period significantly higher and bond prices lower (yields and prices move inversely to each other).

Among investment-grade corporate bonds, price drops were less pronounced for shorter maturities because they tend to have a lower duration (a gauge of sensitivity to changes in interest rates) than longer-term bonds. The Short-Term Investment-Grade Fund returned –0.16%, the Intermediate-Term Investment-Grade Fund –1.70%, and the Long-Term Investment-Grade Fund –4.68%. (The returns cited in this letter are for Investor Shares.) All three funds produced results more or less in line with those of their benchmarks. The short- and intermediate-term funds were also a step ahead of the average returns of their peer groups, but the long-term fund lagged.

Prices of high-yield bonds fell as well, but the income these bonds generated was enough to keep their performance in positive territory. The High-Yield Corporate Fund returned 0.72%, less than its benchmark and the average return of its peer group—both of which had more exposure to bonds at the lower end of the credit spectrum.

As bond prices dropped, yields increased. The 30-day SEC yield for Investor Shares of the Short-Term Investment-Grade Fund, for example, stood at 1.40% on July 31, up from 1.10% six months earlier. Yields for the other funds rose even more.

On a separate note, Vanguard Long-Term Investment-Grade Fund marked its 40th anniversary in July. Congratulations to Wellington Management Co. for its successful stewardship since the fund’s inception.

Markets pondered the prospect of less support from the Fed
The Fed continued to provide unprecedented stimulus during the half year. It maintained its policy of ultra-low short-term interest rates while soaking up mortgage bonds and longer-dated Treasuries at a rate of $85 billion per month to support the housing market and hold down borrowing costs.

Yields nevertheless spiked in May and June after the Fed signaled that better labor and housing data could lead it to reduce the pace of its bond-buying—known as quantitative easing—later in 2013.

Market Barometer
			Total Returns
		Periods Ended July 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-1.62%	-1.91%	5.23%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.94	-2.19	5.07
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.08	0.20

Stocks
Russell 1000 Index (Large-caps)	13.83%	26.23%	8.49%
Russell 2000 Index (Small-caps)	16.66	34.76	9.45
Russell 3000 Index (Broad U.S. market)	14.05	26.86	8.57
MSCI All Country World Index ex USA (International)	0.26	16.96	0.79

CPI
Consumer Price Index	1.44%	1.96%	1.21%

Although market sentiment improved in July, longer-term interest rates finished the period significantly higher than they began it. The yield of the 10-year Treasury note climbed from 1.99% to 2.60%, and the 30-year Treasury bond from 3.17% to 3.67%. By comparison, the yield of the 2-year Treasury bill inched up from 0.26% to 0.31%.

The effect of higher interest rates was felt across the bond market. The broad U.S. taxable bond market returned –1.62%. Municipal bonds, roiled in July by Detroit’s bankruptcy filing, fared even worse, returning –3.94%. Returns from money market funds and savings accounts remained near zero.

U.S. stocks, meanwhile, returned about 14% for the half year, posting positive results for five of the six months. The market slid in June amid uncertainty about monetary policy, but it sharply rebounded in July following favorable economic news and reassuring words from Fed officials.

International stocks also rose in July but finished the period with a return of less than 1%. Much of the weakness came from emerging markets, where the slowing rate of growth, especially in China and Brazil, has been a concern. Developed markets in the Pacific region and Europe posted modest gains.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.10%	0.07%	0.82%
Intermediate-Term Investment-Grade
Fund	0.20	0.10	—	0.86
Long-Term Investment-Grade Fund	0.22	0.12	—	0.97
High-Yield Corporate Fund	0.23	0.13	—	1.16

The fund expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the funds’ annualized expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Intermediate Investment-Grade Debt Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High Yield Funds Average.

Corporate bonds had little yield to cushion the fall in prices
Returns for investment-grade corporate bonds were generally negative for the period (the Barclays U.S. Credit Index returned –2.06%). And because yields have fallen so low in recent years, there was not a lot of income to offset these losses.

As interest rates rose, shorter-than-benchmark durations were a positive factor for the Short- and Intermediate-Term Investment-Grade Funds. So too were their holdings in bonds issued by financial institutions. A continuing rebound in sentiment toward this sector helped its bonds hold up better than those of industrials or utilities.

The Long-Term Investment-Grade Fund was hurt by its much longer duration. Security selection among financials plus an overweighting to that sector at the expense of industrials helped the fund edge its benchmark. But it underperformed the average return of its peer group—an imperfect comparison, though, as the latter is not composed solely of long-term funds.

High-yield bonds, which were able to generate enough income to offset price declines, managed to end the period above water, returning 1.97%. Because bonds of lower credit quality performed best, the High-Yield Corporate Fund’s tilt toward higher-credit-quality securities worked against it.

Yields
	SEC 30-Day Yields on
	January 31,	July 31,
Bond Fund	2013	2013
Short-Term Investment-Grade
Investor Shares	1.10%	1.40%
Admiral Shares	1.20	1.50
Institutional Shares	1.23	1.53
Intermediate-Term Investment-Grade
Investor Shares	2.09%	2.75%
Admiral Shares	2.19	2.85
Long-Term Investment-Grade
Investor Shares	4.12%	4.65%
Admiral Shares	4.22	4.75
High-Yield Corporate
Investor Shares	4.24%	4.90%
Admiral Shares	4.34	5.00

Predicting the future is tricky, but preparing for it is prudent
Now that more than half of 2013 is in the rearview mirror, it’s clear that few of us had anticipated several big events—such as record highs in some stock market indexes, the powerful rally in long-slumbering Japan, and renewed upheaval in Egypt. Of course, such unpredictability underscores the challenge of forecasting.

Vanguard’s approach to forecasting differs from that of many other investment firms. Joe Davis, our chief economist, is fond of saying that we “treat the future with the deference it deserves.”

Each January, our economists publish Vanguard’s Economic and Investment Outlook (available at vanguard.com/ research). They update their perspectives periodically and address significant developments—such as Detroit’s bankruptcy filing—with thoughtful, timely analysis and commentary. But, in keeping with Joe’s observation, our economists don’t make the pinpoint projections that you’ll see elsewhere.

Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for the inflation rate or the 10-year Treasury yield, for example. And we explain our rationale for such outcomes.

Investment insight

How yields could approximate future returns
It’s often said that a bond’s current yield to maturity—its rate of return if held until the bond matures—is a good indicator of the total return you will realize on the bond. The table compares the two figures to show how closely current yields and future returns have tracked each other.

The yields in the yield to maturity column are as of December 31. The return column shows the average annual total return over the succeeding ten years—and while we can’t yet know what the return will be for the coming decade, the 2012 yield offers a clue. You can find your fund’s yield to maturity on the Fund Profile page.

What might bonds return in the future?

		Average annual total return
Year ended December 31	Yield to maturity	for the succeeding ten years
1982	11.0%	11.7%
1992	6.6	7.5
2002	4.1	5.2
2012	1.7	?
Source: Barclays U.S. Aggregate Bond Index.

In short, our forecasts acknowledge that no one has a crystal ball or can envision every scenario. And that underlines one of our core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 15, 2013

Your Fund’s Performance at a Glance
January 31, 2013, Through July 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.82	$10.69	$0.091	$0.022
Admiral Shares	10.82	10.69	0.096	0.022
Institutional Shares	10.82	10.69	0.098	0.022
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$10.24	$9.83	$0.156	$0.085
Admiral Shares	10.24	9.83	0.161	0.085
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$10.65	$9.88	$0.241	$0.042
Admiral Shares	10.65	9.88	0.246	0.042
Vanguard High-Yield Corporate Fund
Investor Shares	$6.12	$5.99	$0.174	$0.000
Admiral Shares	6.12	5.99	0.177	0.000

Advisors’ Report

For the Short- and Intermediate-Term
Investment-Grade Funds

It was a volatile six months for bondholders. Signals by the Federal Reserve that it might scale back its bond-buying stimulus program sooner than anticipated took investors by surprise, causing a precipitous drop in bond prices and a spike in yields. The income earned by investment-grade bonds wasn’t enough to keep their returns from slipping into negative territory, and the Barclays U.S. Credit Index returned –2.06%.

Shorter-term bonds, which are less sensitive to interest rate movements, didn’t fall quite as much as longer-term ones over the half year ended July 31, 2013. The Short-Term Investment-Grade Fund returned –0.16% for Investor Shares, –0.12% for Admiral Shares, and –0.10% for Institutional Shares. The Intermediate-Term Investment-Grade Fund returned –1.70% for Investor Shares and –1.65% for Admiral Shares.

Compared with their benchmark indexes, the short-term fund lagged slightly and the intermediate-term fund was marginally ahead. Both funds surpassed the average returns of their peers, largely because of the funds’ comparatively short durations and outsized allocations to the financial sector.

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2013	2013
2 years	0.26%	0.31%
3 years	0.40	0.59
5 years	0.88	1.39
10 years	1.99	2.60
30 years	3.17	3.67
Source: Vanguard.

In general, the period was marked by concerns about the pace of economic growth both at home and abroad, which prompted additional counteractive stimulus efforts by central banks.

The U.S. bond market
The Federal Reserve’s mandate is to use monetary policy to achieve price stability and maximum employment. Its first response to the financial crisis was to start cutting the federal funds target range to push down short-term interest rates; that target range has remained at 0%–0.25% since December 2008.

As the unemployment rate rose, the Fed began the first of what would become three quantitative easing programs that involve buying U.S. Treasury bonds and mortgage-backed securities (MBS) on a massive scale. These programs are a less conventional way to promote lending and increase liquidity in the economy.

The latest ones have the Fed buying $40 billion per month of MBS to try to keep home loan rates low and, starting this past January, buying $45 billion per month of longer-term Treasuries to help hold down borrowing costs for households and corporations.

Although the Fed has stated that changes in its monetary policy would be dictated by developments in the economy, comments in May and June that it might start to taper its bond-buying sooner rather than later jolted the market, sending prices down and yields higher.

For the period, the yield of the 3-year Treasury note rose 19 basis points to 0.59%, the 10-year yield shot up 61 basis points to 2.60%, and the 30-year yield climbed 50 basis points to 3.67%. (A basis point equals one-hundredth of a percentage point.)

Yields rose for corporate and high-yield bonds as well, and again, shorter-term bonds generally performed better than those with longer maturities.

Management of the funds
As bond prices fell, the Short- and Intermediate-Term Investment-Grade Funds posted negative returns for the six months. Their conservative positioning, however, helped them stay ahead of their peers.

Both funds’ durations were shorter than those of their benchmarks. The short-term fund’s duration at the end of the period was 2.4 years, compared with 2.9 years for its benchmark. The intermediate-term fund’s duration was 5.4 years, versus 6.5 years for its benchmark. Although funds with shorter durations tend to produce lower earned income, they generally also experience more muted price declines when interest rates rise, as they did during the half year.

For greater diversification and to reduce volatility, the funds also had significant allocations to Treasury bonds—about 12% of the short-term fund’s assets at the end of the period and about 8% for the intermediate-term fund. This market segment held up a little better than corporate investment-grade bonds.

As the financial sector has grown healthier on strong profits, more solid balance sheets, and rising asset prices, the funds’ overweighting of bonds from financial institutions also helped their relative performance.

We expect growth in the United States to accelerate modestly as the housing market contributes more to the economy, unemployment edges lower, and lending conditions ease. These developments should support the fundamentals of corporate issuers.

We also see downside risks, though, including a greater drag on growth from the playing out of budget-sequester spending cuts, renewed flare-ups in the European debt crisis, and a pickup in inflation. In the near term, volatility is likely to remain high amid speculation about when and how fast the Federal Reserve will start to rein in its bond-buying.

We believe that the funds’ comparatively short durations, broad diversification, and ample liquidity leave them well-positioned to weather further bouts of volatility.

Robert F. Auwaerter, Principal
Head of Fixed Income Group

Gregory S. Nassour, CFA, Principal Co-Head of Investment-Grade Portfolio Management

Kenneth E. Volpert, CFA, Principal Head of Taxable Bond Group

Vanguard Fixed Income Group

August 20, 2013

For the Long-Term Investment-Grade Fund

For the six months ended July 31, 2013, Investor Shares of Vanguard Long-Term Investment-Grade Fund returned –4.68% and Admiral Shares –4.64%, both slightly ahead of their benchmark index. The fund lagged the average return of its designated peer group of corporate A-rated debt funds; however, its long duration means it has few truly comparable peers.

The investment environment
This period was difficult for bond investors. Many were caught off guard by Federal Reserve Chairman Ben Bernanke’s comments indicating that the Fed might taper its stimulative bond purchases sooner than expected.

As defined broadly by the Barclays U.S. Credit Index, investment-grade bonds returned -2.06%. Interest rates increased as the yield on the 10-year Treasury note jumped 61 basis points to 2.60% at the period’s close. The yield curve steepened as short-term interest rates remained anchored near zero, and yields for longer-dated bonds rose sharply.

Against this backdrop, the price volatility of all fixed income securities increased. Performance patterns varied significantly among sectors, regions, maturities, and issuers. Most short-dated issues outperformed longer-term bonds such as those held in the fund.

The fund’s successes
A below-benchmark allocation to basic industry issuers lifted relative results as commodity prices retreated amid concerns about weaker global demand. Our allocation to the insurance and banking sectors also boosted relative returns on the margin. Security selection was favorable among finance companies, natural gas producers, and consumer cyclicals and noncyclicals.

The fund’s shortfalls
In absolute terms, the fund declined during the period, mainly because interest rates rose. Virtually all bond prices move inversely with yields, but this sensitivity to interest rates is especially pronounced in longer-dated issues.

An underweight to technology issues detracted from results relative to the benchmark; that sector held up rather well during the sell-off as tech companies’ credit trends remained stable.

Security selection also hurt relative performance, most notably within the electricity, communications, technology, capital goods, and insurance sectors.

The fund’s positioning
The recent sell-off was partly liquidity-driven, as trading became more difficult. In our view, spreads of many issuers whose credit metrics would not be materially affected by higher interest rates widened excessively in relation to the underlying fundamentals.

We expect short-term market volatility to persist, but we remain positive about the credit markets over the longer term. The U.S. economy continues to recover, which should help maintain a low default rate and high recovery rates. Such trends, along with modestly leveraged corporate balance sheets, indicate attractive credit spread valuations.

We remain wary of the fundamental risks in Europe, but the short-term cyclical outlook is improving, and the markets’ volatility should unearth opportunities. We believe that credit spreads will be tighter in a year, though the path is likely to be rough in the short term, given the position-driven nature of the recent market moves.

Once the credit markets stabilize, we will look to take advantage of the current dislocations to add attractively priced securities to the fund. But as growth picks up, we remain vigilant for signs of increased stockholder-friendly activities, which tend to bode less well for bondholders.

A key question is whether the Fed’s plan to scale back its quantitative easing program is premature. Is the economy strong enough to withstand higher rates? We think the Fed’s rollback is more likely to be too early than too late. Indeed, the sharp move lower in inflation breakeven rates suggests that the central bank may have been too hasty with some of its recent signals to the market. But as it has stated repeatedly, its timetable will depend on economic data. If the numbers disappoint, the Fed will have to adjust its message.

The timing, pace, and magnitude of any further interest rate increases will determine the performance of fixed income markets in the coming years and may well contribute to negative total returns in future periods. Many of the forces that kept yields low in recent years, though—easy monetary policies, subdued inflation, and global recession fears—remain in place.

The fund’s holdings in long-term investment-grade bonds with excellent call protection should contribute to income stability. The major risks are, of course, further rises in long-term interest rates, a widening in corporate bond risk premiums, or both.

We remain positive about investment-grade corporate bond spreads and maintain a favorable long-term outlook given strong credit fundamentals, supportive supply-and-demand dynamics, and attractive valuations. We expect the U.S. economy to improve in the year ahead and Fed policy to remain accommodative, though it may soon become somewhat less so.

The fund generally purchases bonds of large, well-established companies with stable operating histories. We do not own foreign bonds denominated in non-U.S. currencies.

The fund has a positive credit bias; we continue to overweight the banking sector based on its relatively attractive valuations and improving fundamentals. A steeper yield curve and higher rates should eventually benefit the net interest margins of U.S. banks if they can use their stocks of low-cost deposits to fund loan growth.

We also have smaller overweight positions in the insurance and brokerage sectors. The fund closed the period with an underweight exposure to noncorporate credit, capital goods, and technology.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP

August 14, 2013

For the High-Yield Corporate Fund

For the six months ended July 31, 2013, Vanguard High-Yield Corporate Fund returned 0.72% for Investor Shares and 0.77% for Admiral Shares, compared with 1.97% for its benchmark index. The primary driver of performance was the dramatic rise in Treasury rates and resulting decline in bond prices.

From January 31 through May 9, the average price of the high-yield market rose $2 and generated a total return of nearly 4.4%. However, these gains were erased as the market reacted to Federal Reserve comments about the tapering of asset purchases and potential future rate increases. From a year-to-date low of 1.66% on May 2, the 10-year Treasury yield rose 94 basis points to end July at 2.60%.

Because bond yields and prices move inversely, bond prices fell precipitously. Longer-duration and interest-rate-sensitive fixed income assets declined along with their underlying Treasuries. In the high-yield market, the average bond price fell nearly $5 from its peak in early May.

The investment environment
Lower-quality bonds handily outperformed those of higher quality during the period. Caa-rated bonds returned 5.1%, compared with 0.81% for Ba-rated and 2.0% for B-rated bonds.

Higher-quality bonds underperformed because of their greater sensitivity to underlying Treasury rates. Conversely, lower-quality bonds, which typically carry higher coupons, earned more income to offset the drop in rates. The spread of the high-yield market narrowed from 477 basis points over Treasuries to 447 basis points at the end of July. The average price fell $2 to $103.

The recent sell-off in the high-yield market was driven by interest rates rather than credit concerns. Indeed, ratings actions and default forecasts remain benign, and balance sheets are in good shape.

The ratio of credit agency downgrades to upgrades has been steady for the past two years at about 1.0x, and the portion of bonds in the market rated Caa and below has been stable at about 17%. These measures confirm that the market’s underlying credit quality is unchanged. Likewise, Moody’s Investors Service is forecasting a forward 12-month default rate of 2.5%, only a small change from the realized trailing 12-month default rate of 2.9% and well below the long-term average of 3.9%.

By and large, high-yield issuers enjoy healthy credit profiles, with solid gross margins and interest coverage ratios so far this year. We expect the United States’ GDP to keep expanding in 2013 and 2014 and believe that most high-yield issuers can sustain these profiles.

New issuance has been robust, with $232 billion raised in the global high-yield markets during the half year—a faster pace than those of the comparable 2011 and 2012 periods. The quality of issuance remains high, with more than 80% of new issue proceeds rated B or better.

Issuers continue to exercise restraint in their borrowing, emphasizing balance-sheet repair over more aggressive activity such as share repurchases, special dividends, and leveraged acquisitions or buyouts. Thus far in 2013, more than 60% of gross proceeds have gone toward refinancing, a creditor-friendly trend solidly in place since 2009. In contrast, proceeds targeted for shareholder-friendly activity totaled just 23%.

In the past, elevated default cycles typically occurred only after several years during which aggressive borrowing exceeded 40% of the total. In this context, the high-yield market remains balanced and shows no immediate signs of fundamental credit deterioration.

The fund’s successes
The fund benefited from its relative weightings in the technology and metals sectors and from positive credit selection in utilities and in the food and beverage sector.

The fund’s shortfalls
Our holdings in cash and higher-quality, rate-sensitive bonds hurt relative performance, as did the fund’s longer-duration positioning. Relative weightings to the cable and gaming sectors and credit selection among some financial and media issuers also detracted.

The fund’s positioning
The fund remains consistent in its investment objective and strategy and maintains a significant exposure to relatively higher-quality names within the high-yield market. We believe these credits have more stable businesses and more predictable cash flows than those at the lower end of the spectrum, and we prefer them as we try to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry and deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP

August 13, 2013

Short-Term Investment-Grade Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield	1.40%	1.50%	1.53%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,714	2,048	8,395
Yield to Maturity
(before expenses)	1.4%	1.6%	2.3%
Average Coupon	3.0%	3.6%	3.4%
Average Duration	2.4 years	2.9 years	5.5 years
Average Effective
Maturity	3.2 years	3.1 years	7.5 years
Short-Term
Reserves	0.8%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			15.7%
Commercial Mortgage-Backed			2.9
Finance			27.2
Foreign			8.0
Government Mortgage-Backed			0.1
Industrial			28.0
Treasury/Agency			12.4
Utilities			4.2
Other			1.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.94	0.35
Beta	0.72	0.31

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	6.7%
1 - 3 Years	44.9
3 - 5 Years	40.9
5 - 7 Years	5.0
7 - 10 Years	2.3
10 - 20 Years	0.1
Over 30 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	11.6%
Aaa	16.3
Aa	15.5
A	35.3
Baa	18.7
Ba	0.2
Caa	0.1
Ca	0.1
Not Rated	2.2

For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Investment Focus

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.03%	0.28%	4.31%	5.56%
2005	3.38	-1.67	1.71	1.94
2006	3.66	-1.22	2.44	1.52
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98
2014	0.84	-1.00	-0.16	0.12
Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	1.68%	3.69%	3.67%	-0.13%	3.54%
Admiral Shares	2/12/2001	1.78	3.80	3.78	-0.13	3.65
Institutional Shares	9/30/1997	1.81	3.84	3.81	-0.13	3.68

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Inflation
	Indexed Bonds	0.125%	4/15/18	646,220	672,881	1.5%
	United States Treasury Note/Bond	0.250%	7/31/15	1,062,000	1,060,672	2.4%
	United States Treasury Note/Bond	1.375%	7/31/18	446,250	446,112	1.0%
	United States Treasury Note/Bond	0.625%	7/15/16	366,750	367,095	0.8%
	United States Treasury Note/Bond	0.250%	5/15/15	364,885	364,659	0.8%
	United States Treasury Note/Bond	0.375%	6/15/15	357,021	357,524	0.8%
	United States Treasury Note/Bond	0.750%	6/30/17	300,000	297,093	0.7%
	United States Treasury Note/Bond	2.500%	3/31/15	280,000	290,455	0.6%
	United States Treasury Note/Bond	2.625%	12/31/14	265,000	274,068	0.6%
*1,2 United States Treasury Note/Bond		2.250%	1/31/15	250,000	257,578	0.6%
	United States Treasury Note/Bond	0.375%	11/15/14	214,750	215,253	0.5%
	United States Treasury Note/Bond	0.375%	4/15/15	187,712	188,065	0.4%
	United States Treasury Note/Bond	2.375%	2/28/15	180,000	186,075	0.4%
	United States Treasury Note/Bond	1.000%	8/31/19	188,000	179,952	0.4%
	United States Treasury
	Note/Bond	0.250%–2.125%	3/15/15–8/31/18	348,918	349,600	0.8%
					5,507,082	12.3%

Conventional Mortgage-Backed Securities †					8,908	0.0%

Nonconventional Mortgage-Backed Securities †					38,171	0.1%
Total U.S. Government and Agency Obligations (Cost $5,570,258)					5,554,161	12.4%
Asset-Backed/Commercial Mortgage-Backed Securities
[3,4]	American Express Credit Account
	Secured Note Trust 2012-1	0.461%	1/15/20	33,950	33,906	0.1%
[3,4]	American Express Credit Account
	Secured Note Trust 2012-4	0.431%	5/15/20	101,400	100,836	0.2%
[3,4]	American Express Credit Account
	Secured Note Trust 2012-4	0.741%	5/15/20	27,755	27,709	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[3,4]	American Express Issuance
	Trust II 2013-1	0.471%	2/15/19	131,000	130,262	0.3%
4	Banc of America Commercial
	Mortgage Trust 2007-2	5.622%	4/10/49	23,534	26,357	0.1%
4	Banc of America Commercial
	Mortgage Trust 2008-1	6.206%	2/10/51	6,835	7,856	0.0%
[4,5]	Banc of America Funding
	2006-H Trust	3.016%	9/20/46	31,884	23,621	0.1%
4	Banc of America Mortgage
	2003-F Trust	2.765%	7/25/33	1,923	1,956	0.0%
4	Bank of America Mortgage
	2002-J Trust	3.796%	9/25/32	24	24	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.713%	6/11/40	14,563	16,516	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	133,432	147,172	0.3%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.613%	6/11/50	3,928	3,930	0.0%
[3,4,6] BMW Floorplan Master Owner
	Trust 2012-1A	0.591%	9/15/17	93,500	93,515	0.2%
[3,4]	Capital One Multi-asset Execution
	Trust 2003-C3	2.441%	7/15/16	33,411	33,460	0.1%
[3,4]	Capital One Multi-asset Execution
	Trust 2004-C2	1.241%	12/15/16	2,940	2,935	0.0%
[3,4]	Capital One Multi-asset Execution
	Trust 2005-A9	0.281%	8/15/18	5,500	5,481	0.0%
[3,4]	Capital One Multi-asset Execution
	Trust 2006-A11	0.281%	6/17/19	36,860	36,598	0.1%
[3,4]	Capital One Multi-asset Execution
	Trust 2007-A1	0.241%	11/15/19	27,690	27,428	0.1%
[3,4]	Capital One Multi-asset Execution
	Trust 2007-A2	0.271%	12/16/19	225,675	222,949	0.5%
[3,4]	Capital One Multi-asset Execution
	Trust 2007-A5	0.231%	7/15/20	144,145	141,823	0.3%
[3,4]	Chase Issuance Trust 2007-C1	0.651%	4/15/19	30,600	30,028	0.1%
[3,4]	Chase Issuance Trust 2012-A10	0.451%	12/16/19	117,000	116,276	0.3%
[3,4]	Chase Issuance Trust 2012-A2	0.461%	5/15/19	85,150	84,914	0.2%
4	Chase Issuance Trust 2012-A3	0.790%	6/15/17	59,700	59,868	0.1%
[4,6]	Citibank Omni Master Trust
	2009-A13	5.350%	8/15/18	77,575	81,133	0.2%
[3,4,6] Citibank Omni Master Trust
	2009-A14A	2.941%	8/15/18	134,245	137,390	0.3%
[4,6]	Citibank Omni Master Trust
	2009-A17	4.900%	11/15/18	127,312	133,942	0.3%
[4,5]	Citigroup Mortgage Loan Trust
	2007-AR8	2.771%	7/25/37	1,871	1,568	0.0%
[3,4]	Discover Card Execution Note
	Trust 2010-A2	0.771%	3/15/18	133,900	134,859	0.3%
4	Discover Card Execution Note
	Trust 2012-A6	1.670%	1/18/22	114,300	109,931	0.2%
4	Ford Credit Auto Lease
	Trust 2011-B	1.420%	1/15/15	15,000	15,085	0.0%
[4,6]	Ford Credit Auto Lease
	Trust 2012-B	1.100%	12/15/15	10,050	10,022	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	Ford Credit Auto Lease
	Trust 2013-A	0.780%–1.280%	4/15/16–6/15/16	45,330	45,213	0.1%
4	Ford Credit Auto Owner
	Trust 2010-A	3.220%	3/15/16	6,040	6,161	0.0%
4	Ford Credit Auto Owner
	Trust 2013-A	1.150%–1.360%	7/15/18–10/15/18	12,200	12,142	0.0%
4	Ford Credit Auto Owner
	Trust 2013-B	1.110%–1.820%	10/15/18–11/15/19	17,930	17,562	0.0%
4	Ford Credit Auto Owner
	Trust 2013-C	1.680%–2.500%	11/15/18–1/15/20	13,700	13,685	0.0%
[3,4,6] Ford Credit Floorplan
	Master Owner Trust A
	Series 2010-3	1.891%–4.990%	2/15/17	124,423	128,313	0.3%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2012-2	1.920%	1/15/19	26,800	27,164	0.1%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2012-4	0.940%–1.390%	9/15/16	40,300	40,252	0.1%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2012-5	1.490%	9/15/19	116,300	115,463	0.2%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2012-5	1.690%–2.140%	9/15/19	15,850	15,695	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2013-1	1.370%–1.820%	1/15/18	35,359	35,026	0.1%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2013-3	1.740%	6/15/17	7,529	7,510	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2013-4	2.100%–2.790%	6/15/20	15,460	15,212	0.0%
[3,4]	GE Capital Credit Card
	Master Note Trust
	Series 2011-2	1.191%	5/15/19	50,270	50,141	0.1%
4	GE Capital Credit Card
	Master Note Trust
	Series 2012-2	2.220%	1/15/22	72,000	71,736	0.2%
4	GE Capital Credit Card
	Master Note Trust
	Series 2012-6	1.360%	8/17/20	90,140	89,068	0.2%
[3,4]	GE Dealer Floorplan
	Master Note Trust
	Series 2012-1	0.762%	2/20/17	43,600	43,721	0.1%
[3,4]	GE Dealer Floorplan
	Master Note Trust
	Series 2012-2	0.942%	4/22/19	48,100	48,474	0.1%
[3,4]	GE Dealer Floorplan
	Master Note Trust
	Series 2012-4	0.632%	10/20/17	25,000	24,999	0.1%
4	GS Mortgage Securities
	Trust 2006-GG6	5.553%	4/10/38	26,869	29,210	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[4,6]	GS Mortgage Securities
	Trust 2010-C2	5.226%	12/10/43	3,530	3,654	0.0%
[4,6]	GS Mortgage Securities
	Trust 2011-ALF	3.215%–3.563%	2/10/21	19,395	19,574	0.0%
[4,6]	GS Mortgage Securities
	Trust 2011-GC3	5.543%	3/10/44	2,280	2,427	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-ALOHA	3.551%	4/10/34	10,650	10,494	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	13,985	13,066	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,000	1,072	0.0%
4	GS Mortgage Securities
	Trust 2012-GCJ7	3.377%	5/10/45	2,400	2,377	0.0%
4	GS Mortgage Securities
	Trust 2013-GC13	4.175%	7/10/46	22,170	22,835	0.1%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%	6/10/46	16,420	15,484	0.0%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A2	1.915%	2/25/33	3,176	3,139	0.0%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A4	2.665%	7/25/33	1,028	997	0.0%
4	Merrill Lynch Mortgage Trust
	2007-C1	5.746%	6/12/50	5,147	5,161	0.0%
4	ML-CFC Commercial
	Mortgage Trust 2007-6	5.331%	3/12/51	9,173	9,176	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	47,802	53,423	0.1%
4	Morgan Stanley Capital I
	Trust 2007-TOP27	5.647%	6/11/42	781	782	0.0%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.773%	3/15/45	2,500	2,459	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	12,645	12,067	0.0%
[4,6]	Rental Car Finance Corp.
	2011-1A	2.510%	2/25/16	87,600	89,850	0.2%
[3,4]	SLM Student Loan Trust
	2005-5	0.366%	4/25/25	83,550	82,810	0.2%
[3,4]	SLM Student Loan Trust
	2005-9	0.386%	1/27/25	26,343	26,151	0.1%
[3,4]	SLM Student Loan Trust
	2006-4	0.366%	10/27/25	26,251	25,771	0.1%
[3,4]	SLM Student Loan Trust
	2006-5	0.376%	1/25/27	24,500	23,221	0.1%
[3,4]	SLM Student Loan Trust
	2006-6	0.376%	10/27/25	36,300	34,481	0.1%
[3,4]	SLM Student Loan Trust
	2007-1	0.356%	1/26/26	66,950	63,722	0.1%
[3,4,6] SLM Student Loan Trust
	2011-A	1.191%–4.370%	10/15/24–4/17/28	27,806	28,784	0.1%
[4,6]	SLM Student Loan Trust
	2011-B	3.740%	2/15/29	60,000	63,294	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[3,4,6] SLM Student Loan Trust
	2011-C	1.591%–4.540%	12/15/23–10/17/44	41,524	43,328	0.1%
[3,4]	SLM Student Loan Trust
	2012-6	0.470%	9/25/19	34,620	34,496	0.1%
[3,4,6] SLM Student Loan Trust
	2012-B	1.291%–3.480%	12/15/21–10/15/30	23,739	24,476	0.1%
[3,4,6] SLM Student Loan
	Trust 2012-E	0.941%	10/16/23	22,674	22,642	0.1%
[3,4,6] SLM Student Loan
	Trust 2013-1	1.241%–2.500%	5/17/27–3/15/47	32,000	31,074	0.1%
[4,6]	SLM Student Loan
	Trust 2013-B	1.850%–3.000%	6/17/30–5/16/44	21,250	20,256	0.0%
6	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				4,804,043	10.7%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $8,438,116)					8,432,683	18.8%
Corporate Bonds
Finance
	Banking
	American Express
	Centurion Bank	0.875%–6.000%	11/13/15–9/13/17	62,240	69,637	0.2%
	American Express Co.	6.150%–7.000%	8/28/17–3/19/18	40,168	47,735	0.1%
	American Express
	Credit Corp.	1.750%–2.800%	6/12/15–3/24/17	170,017	176,523	0.4%
	Bank of America Corp.	1.500%–7.375%	5/15/14–5/1/18	407,395	441,127	1.0%
	Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	16,189	17,846	0.0%
	Bank of Montreal	2.500%	1/11/17	103,165	106,482	0.2%
	Bank One Corp.	4.900%	4/30/15	14,615	15,549	0.0%
	Barclays Bank plc	5.000%	9/22/16	81,175	89,914	0.2%
	BBVA US Senior SAU	4.664%	10/9/15	128,791	132,911	0.3%
	Bear Stearns Cos. LLC	5.300%–7.250%	10/30/15–2/1/18	113,891	131,088	0.3%
	BNP Paribas SA	2.375%	9/14/17	163,375	164,522	0.4%
	BNP Paribas SA	3.600%	2/23/16	84,830	89,514	0.2%
	Capital One Financial Corp.	2.150%–6.150%	3/23/15–9/1/16	30,660	31,608	0.1%
	Capital One NA	1.500%	3/22/18	60,320	58,173	0.1%
	Citigroup Inc.	1.250%–6.375%	8/12/14–11/21/17	269,331	289,304	0.6%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank
	BA	3.375%	1/19/17	136,258	143,815	0.3%
	Countrywide Financial Corp.	6.250%	5/15/16	24,370	26,782	0.1%
	Deutsche Bank AG	6.000%	9/1/17	124,497	143,798	0.3%
	Deutsche Bank AG	3.250%	1/11/16	94,511	99,170	0.2%
	Goldman Sachs Group Inc.	2.375%–6.250%	1/15/14–4/1/18	517,634	558,851	1.3%
	HSBC USA Inc.	2.375%	2/13/15	95,532	97,714	0.2%
3	JPMorgan Chase & Co.	1.100%–6.000%	3/15/14–1/15/18	453,194	474,819	1.1%
	JPMorgan Chase Bank NA	5.875%–6.000%	6/13/16–10/1/17	28,097	31,748	0.1%
	Lloyds TSB Bank plc	4.875%	1/21/16	95,452	103,355	0.2%
	Merrill Lynch & Co. Inc.	5.000%–6.875%	7/15/14–4/25/18	152,262	168,010	0.4%
	Morgan Stanley	1.750%–6.250%	4/1/14–12/28/17	437,657	467,445	1.0%
	Royal Bank of Scotland plc	4.375%	3/16/16	86,765	92,839	0.2%
	UBS AG	5.750%	4/25/18	115,735	134,147	0.3%
	UBS AG	5.875%	12/20/17	95,625	110,528	0.3%
6	Banking—Other †				4,654,289	10.4%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Brokerage †				64,714	0.2%
Finance Companies
4 General Electric
Capital Corp.	1.000%–6.375%	9/15/14–11/15/67	440,482	464,057	1.0%
SLM Corp.	6.250%	1/25/16	101,274	108,345	0.2%
SLM Corp.	3.875%–6.000%	9/10/15–9/25/17	123,320	127,446	0.3%
Finance Companies—Other †				155,599	0.4%
6 Insurance †				1,169,129	2.6%
Other Finance †				59,325	0.1%
6 Real Estate Investment Trusts †				588,217	1.3%
				11,906,075	26.6%
Industrial
Basic Industry
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	90,366	95,736	0.2%
6 Basic Industry—Other †				952,635	2.1%
Capital Goods
General Electric Co.	5.250%	12/6/17	82,550	94,062	0.2%
General Electric Co.	0.850%	10/9/15	18,420	18,427	0.0%
6 Capital Goods—Other †				1,146,546	2.6%
Communication
America Movil SAB de CV	2.375%	9/8/16	87,760	90,333	0.2%
AT&T Inc.	5.500%	2/1/18	92,604	106,345	0.2%
AT&T Inc.	0.875%–5.625%	9/15/14–5/15/18	414,884	426,594	0.9%
BellSouth Corp.	5.200%	9/15/14	30,175	31,588	0.1%
6 Communication—Other †				1,545,926	3.5%
Consumer Cyclical
Ford Motor Credit Co. LLC	2.500%–8.000%	1/15/15–5/15/18	363,117	388,377	0.9%
6 Consumer Cyclical—Other †				1,144,765	2.5%
6 Consumer Noncyclical †				3,396,082	7.6%
Energy
Occidental Petroleum Corp.	1.750%	2/15/17	93,490	94,210	0.2%
6 Energy—Other †				1,456,987	3.3%
Technology
Intel Corp.	1.350%	12/15/17	123,327	121,545	0.3%
Technology—Other †				823,312	1.8%
6 Transportation †				434,444	1.0%
				12,367,914	27.6%
Utilities
6 Electric †				1,452,451	3.3%
6 Natural Gas †				376,129	0.8%
				1,828,580	4.1%
Total Corporate Bonds (Cost $25,966,415)				26,102,569	58.3%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
Province of Ontario	2.300%	5/10/16	116,525	121,144	0.3%
Province of Ontario	0.950%–5.450%	1/27/14–6/29/22	412,627	421,727	0.9%
Republic of Turkey	7.000%	9/26/16	121,505	135,867	0.3%
United Mexican States	5.625%	1/15/17	129,363	144,599	0.3%
6 Sovereign Bonds
(U.S. Dollar-Denominated)—
Other †				2,705,264	6.1%
Total Sovereign Bonds (Cost $3,507,941)				3,528,601	7.9%
Taxable Municipal Bonds (Cost $273,524) †				274,288	0.6%
[6]Tax-Exempt Municipal Bonds (Cost $204,993) †				205,301	0.5%
Convertible Preferred Stocks (Cost $29,160) †				—	0.0%
Preferred Stocks (Cost $6,798) †				7,017	0.0%

			Shares
Temporary Cash Investment
Money Market Fund
7 Vanguard Market Liquidity
Fund (Cost $748,904)	0.124%		748,903,908	748,904	1.7%
Total Investments (Cost $44,746,109)				44,853,524	100.2%
Other Assets and Liabilities
Other Assets				1,078,568	2.4%
Liabilities				(1,163,043)	(2.6%)
				(84,475)	(0.2%)
Net Assets				44,769,049	100.0%

Short-Term Investment-Grade Fund

At July 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	44,561,754
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	71,164
Unrealized Appreciation (Depreciation)
Investment Securities	107,415
Futures Contracts	13,451
Swap Contracts	15,265
Net Assets	44,769,049

Investor Shares—Net Assets
Applicable to 1,085,752,153 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,609,830
Net Asset Value Per Share—Investor Shares	$10.69

Admiral Shares—Net Assets
Applicable to 2,528,492,328 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	27,036,893
Net Asset Value Per Share—Admiral Shares	$10.69

Institutional Shares—Net Assets
Applicable to 572,560,630 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,122,326
Net Asset Value Per Share—Institutional Shares	$10.69

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
* Securities with a value of $2,216,000 have been segregated as initial margin for open cleared swap contracts.
1 Securities with a value of $522,000 have been segregated as collateral for open swap contracts.
2 Securities with a value of $29,056,000 have been segregated as initial margin for open futures contracts.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security made only partial principal and interest payments during the period ended July 31, 2013.
6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the aggregate value of these securities was $5,434,170,000, representing 12.1% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Dividends	243
Interest[1]	413,139
Total Income	413,382
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,082
Management and Administrative—Investor Shares	9,478
Management and Administrative—Admiral Shares	8,611
Management and Administrative—Institutional Shares	959
Marketing and Distribution—Investor Shares	1,601
Marketing and Distribution—Admiral Shares	3,131
Marketing and Distribution—Institutional Shares	692
Custodian Fees	244
Shareholders’ Reports—Investor Shares	148
Shareholders’ Reports—Admiral Shares	79
Shareholders’ Reports—Institutional Shares	3
Trustees’ Fees and Expenses	23
Total Expenses	27,051
Net Investment Income	386,331
Realized Net Gain (Loss)
Investment Securities Sold	63,967
Futures Contracts	26,483
Options on Futures Contracts	(1,242)
Swap Contracts	3,648
Realized Net Gain (Loss)	92,856
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(558,468)
Futures Contracts	8,654
Options on Futures Contracts	(68)
Swap Contracts	4,545
Change in Unrealized Appreciation (Depreciation)	(545,337)
Net Increase (Decrease) in Net Assets Resulting from Operations	(66,150)
1 Interest income from an affiliated company of the fund was $575,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	386,331	888,531
Realized Net Gain (Loss)	92,856	461,663
Change in Unrealized Appreciation (Depreciation)	(545,337)	65,902
Net Increase (Decrease) in Net Assets Resulting from Operations	(66,150)	1,416,096
Distributions
Net Investment Income
Investor Shares	(100,646)	(281,124)
Admiral Shares	(237,474)	(542,070)
Institutional Shares	(50,318)	(77,429)
Realized Capital Gain[1]
Investor Shares	(24,664)	(51,666)
Admiral Shares	(54,327)	(107,562)
Institutional Shares	(10,193)	(19,257)
Total Distributions	(477,622)	(1,079,108)
Capital Share Transactions
Investor Shares	(411,792)	(1,343,110)
Admiral Shares	1,519,718	3,337,084
Institutional Shares	1,521,754	2,780,698
Net Increase (Decrease) from Capital Share Transactions	2,629,680	4,774,672
Total Increase (Decrease)	2,085,908	5,111,660
Net Assets
Beginning of Period	42,683,141	37,571,481
End of Period	44,769,049	42,683,141

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $20,269,000 and $54,322,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.82	$10.73	$10.80	$10.70	$9.81	$10.76
Investment Operations
Net Investment Income	. 090	. 231	. 269	. 330	. 387	. 477
Net Realized and Unrealized Gain (Loss)
on Investments	(.107)	.139	(. 008)	.132	. 907	(. 936)
Total from Investment Operations	(. 017)	. 370	. 261	. 462	1.294	(. 459)
Distributions
Dividends from Net Investment Income	(. 091)	(. 234)	(. 292)	(. 356)	(. 404)	(. 491)
Distributions from Realized Capital Gains	(. 022)	(. 046)	(. 039)	(. 006)	—	—
Total Distributions	(.113)	(. 280)	(. 331)	(. 362)	(. 404)	(. 491)
Net Asset Value, End of Period	$10.69	$10.82	$10.73	$10.80	$10.70	$9.81

Total Return[1]	-0.16%	3.48%	2.46%	4.38%	13.44%	-4.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,610	$12,166	$13,394	$15,249	$15,115	$9,557
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.24%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.68%	2.13%	2.52%	3.05%	3.66%	4.65%
Portfolio Turnover Rate	126%	80%	47%[2]	48%	59%[2]	49%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.82	$10.73	$10.80	$10.70	$9.81	$10.76
Investment Operations
Net Investment Income	. 095	. 242	. 279	. 342	. 400	. 487
Net Realized and Unrealized Gain (Loss)
on Investments	(.107)	.139	(. 008)	.132	. 907	(. 936)
Total from Investment Operations	(. 012)	. 381	. 271	. 474	1.307	(. 449)
Distributions
Dividends from Net Investment Income	(. 096)	(. 245)	(. 302)	(. 368)	(. 417)	(. 501)
Distributions from Realized Capital Gains	(. 022)	(. 046)	(. 039)	(. 006)	—	—
Total Distributions	(.118)	(. 291)	(. 341)	(. 374)	(. 417)	(. 501)
Net Asset Value, End of Period	$10.69	$10.82	$10.73	$10.80	$10.70	$9.81

Total Return[1]	-0.12%	3.59%	2.55%	4.49%	13.58%	-4.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,037	$25,845	$22,313	$21,337	$16,973	$8,225
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.78%	2.23%	2.61%	3.16%	3.78%	4.75%
Portfolio Turnover Rate	126%	80%	47%[2]	48%	59%[2]	49%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.82	$10.73	$10.80	$10.70	$9.81	$10.76
Investment Operations
Net Investment Income	. 097	. 245	. 283	. 346	. 404	. 491
Net Realized and Unrealized Gain (Loss)
on Investments	(.107)	.139	(. 008)	.132	. 907	(. 936)
Total from Investment Operations	(. 010)	. 384	. 275	. 478	1.311	(. 445)
Distributions
Dividends from Net Investment Income	(. 098)	(. 248)	(. 306)	(. 372)	(. 421)	(. 505)
Distributions from Realized Capital Gains	(. 022)	(. 046)	(. 039)	(. 006)	—	—
Total Distributions	(.120)	(. 294)	(. 345)	(. 378)	(. 421)	(. 505)
Net Asset Value, End of Period	$10.69	$10.82	$10.73	$10.80	$10.70	$9.81

Total Return	-0.10%	3.62%	2.60%	4.53%	13.62%	-4.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,122	$4,672	$1,864	$1,387	$1,840	$1,002
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.09%	0.07%
Ratio of Net Investment Income to
Average Net Assets	1.81%	2.26%	2.65%	3.20%	3.81%	4.79%
Portfolio Turnover Rate	126%	80%	47%[1]	48%	59%[1]	49%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counter-party exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Short-Term Investment-Grade Fund

During the six months ended July 31, 2013, the fund’s average investments in long and short futures contracts represented 2% and 5% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2013, the fund’s average value of options written and options purchased represented less than 1% and 0% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at July 31, 2013.

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund may enter into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to

Short-Term Investment-Grade Fund

counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund may also enter into centrally cleared interest rate and credit default swaps, when regulations require the swaps to be centrally cleared or when centrally cleared swaps are attractively priced, to achieve the same objectives specified with respect to the equivalent over-the-counter swaps. The same primary market risks associated with equivalent over-the-counter swaps apply with respect to centrally cleared swaps, but counterparty risk is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. To further mitigate counterparty risk, the fund trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended July 31, 2013, the fund’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, based on quarterly average notional amounts. The average total amount of interest rate swaps represented 5% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Short-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees.Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $5,513,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,554,161	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	8,432,683	—
Corporate Bonds	—	26,102,523	46
Sovereign Bonds	—	3,528,601	—
Taxable Municipal Bonds	—	274,288	—
Tax-Exempt Municipal Bonds	—	205,301	—
Convertible Preferred Stocks	—	—	—
Preferred Stocks	7,017	—	—
Temporary Cash Investments	748,904	—	—
Futures Contracts—Assets[1]	341	—	—
Futures Contracts—Liabilities[1]	(1,112)	—	—
Swap Contracts—Assets	—	23,754	—
Swap Contracts—Liabilities	(12)[1]	(8,535)	—
Total	755,138	44,112,776	46
1 Represents variation margin on the last day of the reporting period.

Short-Term Investment-Grade Fund

D. At July 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	18,391	5,704	24,095
Liabilities	(3,116)	(6,543)	(9,659)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2013, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	26,483	—	26,483
Options on Futures Contracts	(1,242)	—	(1,242)
Swap Contracts	773	2,875	3,648
Realized Net Gain (Loss) on Derivatives	26,014	2,875	28,889

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	8,654	—	8,654
Options on Futures Contracts	(68)	—	(68)
Swap Contracts	11,226	(6,681)	4,545
Change in Unrealized Appreciation (Depreciation) on Derivatives	19,812	(6,681)	13,131

At July 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2013	7,411	1,632,736	3,235
5-Year U.S. Treasury Note	September 2013	(11,102)	(1,347,419)	(428)
10-Year U.S. Treasury Note	September 2013	(5,775)	(730,177)	2,766
30-Year U.S. Treasury Bond	September 2013	(2,319)	(310,891)	7,997
Ultra Long U.S. Treasury Bond	September 2013	(159)	(22,936)	(119)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At July 31, 2013, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group Inc./Baa1	12/20/16	JPMC	9,740	50	1.000	261
Altria Group Inc./Baa1	12/20/16	BOANA	9,740	60	1.000	270
Altria Group Inc./Baa1	9/20/18	JPMC	20,000	(465)	1.000	(17)
AT&T Inc./A3	9/20/18	GSCM	20,000	(295)	1.000	(49)
Bank of America Corp./Baa2	12/20/17	MSCS	16,900	551	1.000	521
BHP Billiton Ltd./A1	9/20/18	DBAG	20,000	(186)	1.000	—
BNP Paribas SA/A2	3/20/18	DBAG	19,550	181	1.000	35
Boeing Co./A2	9/20/18	GSCM	4,885	(92)	1.000	18
BP plc/A2	9/20/18	GSCM	20,000	(285)	1.000	(15)
British Sky Broadcasting GRP plc/Baa1	9/20/18	BARC	20,000	(255)	1.000	48
Cisco Systems Inc./A1	6/20/17	BOANA	24,375	(182)	1.000	441
Deutsche Bank AG/A2	12/20/17	BOANA	14,650	310	1.000	304
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	14,630	660	1.000	730
Federation of Malaysia/A3	9/20/18	BARC	24,400	329	1.000	(45)
Genworth Financial Inc./Baa3	3/20/18	BOANA	10,750	(1,172)	5.000	364
Goldman Sachs Group Inc./A3	12/20/17	MSCS	9,760	339	1.000	252
Hartford Financial Services
Group Inc./Baa3	3/20/18	GSCM	9,750	22	1.000	32
HSBC Finance Corp./Baa2	9/20/16	DBAG	11,000	258	1.000	503
Kinder Morgan Energy
Partners LP/Baa2	6/20/18	CSFBI	10,300	(141)	1.000	(91)
Kingdom of Belgium/Aa3	9/20/17	RBS	3,800	147	1.000	233
Kohls Corp./Baa1	6/20/18	JPMC	5,380	106	1.000	37
Lockheed Martin Corp./Baa1	9/20/18	DBAG	20,000	(445)	1.000	98
National Rural Utilities Cooperative
Finance Corp./A2	12/20/17	CSFBI	19,520	(236)	1.000	226
National Rural Utilities Cooperative
Finance Corp./A2	12/20/17	CSFBI	3,900	(45)	1.000	48
Raytheon/A3	9/20/18	DBAG	20,000	(576)	1.000	63
Republic of Chile/Aa3	9/20/18	BARC	25,600	(78)	1.000	(23)
Republic of Panama/Baa2	9/20/18	BARC	9,800	233	1.000	56
Royal Bank of Scotland plc/A3	3/20/17	GSCM	9,750	(114)	3.000	382
Societe Generale/A2	3/20/18	DBAG	10,250	(714)	3.000	(83)
TJX Cos Inc./A3	9/20/18	CSFBI	20,000	(648)	1.000	(36)

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received Received		Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
United Parcel Service Inc./Aa3	9/20/18	BNPSW	20,000	(741)	1.000	(36)
UnitedHealth Group Inc./A3	9/20/17	DBAG	9,750	51	1.000	292
UnitedHealth Group Inc./A3	12/20/17	CSFBI	9,750	(120)	1.000	127
UnitedHealth Group Inc./A3	3/20/18	JPMC	19,500	(325)	1.000	177
Wal-Mart Stores Inc./Aa2	9/20/18	CSFBI	20,000	(710)	1.000	2
Wesfarmers Ltd./A3	9/20/18	DBAG	20,000	(107)	1.000	71
			537,430			5,196

Credit Protection Purchased
Aetna Inc.	9/20/18	CSFBI	14,000	333	(1.000)	(113)
Bank of America Corp.	12/20/14	DBAG	6,700	(22)	(1.000)	(76)
Bank of America Corp.	12/20/14	BARC	6,700	(21)	(1.000)	(74)
Bank of America Corp.	12/20/14	BARC	9,700	(26)	(1.000)	(104)
British Telecommunications plc	9/20/18	BARC	14,000	68	(1.000)	(149)
Cisco Systems Inc.	9/20/18	BOANA	14,000	411	(1.000)	(15)
Citigroup Inc.	6/20/14	BOANA	34,200	(283)	(5.000)	(1,747)
Computer Sciences Corp.	9/20/15	BARC	7,315	590	(5.000)	(149)
Computer Sciences Corp.	9/20/15	MSCS	7,315	594	(5.000)	(145)
Devon Energy Corp.	9/20/18	CSFBI	14,000	(108)	(1.000)	(128)
El Du Pont De Nemours & Co.	9/20/18	BNPSW	5,200	(129)	(1.000)	5
El Du Pont De Nemours & Co.	9/20/18	CSFBI	6,865	178	(1.000)	15
El Du Pont De Nemours & Co.	9/20/18	DBAG	5,200	129	(1.000)	5
El Du Pont De Nemours & Co.	9/20/18	BARC	5,200	129	(1.000)	6
El Du Pont De Nemours & Co.	9/20/18	GSCM	5,200	132	(1.000)	9
Encana Corp.	9/20/18	CSFBI	14,000	(365)	(1.000)	(241)
Expedia Inc.	9/20/18	BOANA	14,000	(501)	(1.000)	—
Federative Republic of Brazil	12/20/15	BOANA	3,500	(21)	(1.000)	4
Halliburton Company	9/20/18	BOANA	14,000	383	(1.000)	—
Heineken NV	9/20/18	DBAG	14,000	256	(1.000)	—
Hillshire Brands Co.	9/20/18	DBAG	14,000	—	(1.000)	(75)
Humana Inc.	9/20/18	BOANA	14,000	(107)	(1.000)	(201)
Merrill Lynch & Co. Inc.	12/20/17	MSCS	16,900	(504)	(1.000)	(597)
Morgan Stanley	9/20/15	BARC	11,000	(258)	(1.000)	(322)
Norfolk Southern Corp.	9/20/18	BOANA	14,000	439	(1.000)	14
Orange SA	9/20/18	JPMC	14,000	(168)	(1.000)	(147)
Plains All American Pipeline LP	3/20/18	CSFBI	19,520	35	(1.000)	(324)

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Plains All American Pipeline LP	6/20/18	CSFBI	19,540	64	(1.000)	(256)
PPG Industries Inc.	3/20/18	GSCM	24,400	373	(1.000)	(326)
PPG Industries Inc.	9/20/18	CSFBI	14,000	304	(1.000)	(82)
Republic of Austria	9/20/17	BNPSW	3,800	(110)	(1.000)	(237)
Skandinaviska Enskilda Banken AB	6/20/18	BOANA	11,160	37	(1.000)	(27)
SLM Corp.	6/20/18	BOANA	14,650	1,092	(5.000)	(268)
Telecom Italia SPA	9/20/18	GSCM	14,000	(1,529)	(1.000)	(49)
United Mexican States	12/20/15	BOANA	3,500	(26)	(1.000)	(46)
United Mexican States	9/20/18	DBAG	8,800	(56)	(1.000)	54
Viacom Inc.	9/20/18	CSFBI	14,000	241	(1.000)	(82)
Walt Disney Company	9/20/18	GSCM	14,000	526	(1.000)	1
Wells Fargo	3/20/15	GSCM	10,660	(29)	(1.000)	(168)
			471,025			(6,035)
						(839)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services Inc.
RBS —The Royal Bank of Scotland plc.

Centrally Cleared Interest Rate Swaps
		Fixed	Floating
		Interest Rate	Interest Rate	Unrealized
	Notional	Received	Received	Appreciation
	Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	($000)	(%)	(%)	($000)
3/15/15	25,000	0.326	(0.191)[3]	7
3/15/16	150,000	0.579	(0.166)[3]	39
				46

Short-Term Investment-Grade Fund

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
12/1/13	WFC	99,257	2.582	(0.275)[2]	760
12/1/13	GSCM	128,237	2.584	(0.275)[2]	982
3/2/14	WFC	95,000	0.404	(0.195)[3]	108
3/5/14	CSFBI	95,000	0.408	(0.195)[3]	111
3/15/14	WFC	9,750	0.519	(0.273)[2]	13
10/14/14	WFC	21,100	1.861	(0.268)[2]	382
2/7/15	BARC	150,000	0.335	(0.195)[3]	78
4/1/15	BNPSW	5,855	0.407	(0.274)[2]	(1)
8/7/15	CSFBI	100,000	0.414	(0.195)[3]	66
11/7/15	BOANA	155,000	0.375	(0.195)[3]	(231)
11/7/15	BOANA	195,000	0.374	(0.195)[3]	(296)
6/1/16	WFC	9,500	2.910	(0.275)[2]	590
6/1/16	WFC	6,075	0.566	(0.275)[2]	(24)
6/1/16	GSCM	125	0.555	(0.275)[2]	(1)
3/5/17	CSFBI	195,000	(1.064)	0.195[3]	(1,082)
3/5/17	GSCM	65,000	(1.063)	0.195[3]	(357)
8/2/17	WFC	200,000	(0.716)	0.195[3]	2,842
11/7/17	BOANA	162,000	(0.723)	0.195[3]	3,147
11/7/17	BOANA	163,000	(0.716)	0.195[3]	3,209
2/7/18	BARC	150,000	(0.957)	0.195[3]	2,194
2/7/19	WFC	150,000	(1.220)	0.195[3]	3,568

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2013, counterparties had deposited in segregated accounts securities and cash with a value of $12,251,000 in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Short-Term Investment-Grade Fund

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $2,107,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund had realized losses totaling $14,441,000 through January 31, 2013, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2013, the cost of investment securities for tax purposes was $44,760,550,000. Net unrealized appreciation of investment securities for tax purposes was $92,974,000, consisting of unrealized gains of $494,157,000 on securities that had risen in value since their purchase and $401,183,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2013, the fund purchased $9,882,207,000 of investment securities and sold $7,764,591,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $18,670,973,000 and $18,470,640,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2013:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2013	2,306	1,540
Options written	11,523	5,013
Options expired	—	—
Options closed	(13,829)	(6,553)
Options exercised	—	—
Options open at July 31, 2013	—	—

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,917,173	177,888	4,390,751	406,734
Issued in Lieu of Cash Distributions	110,849	10,288	290,603	26,896
Redeemed	(2,439,814)	(226,491)	(6,024,464)	(557,746)
Net Increase (Decrease) —Investor Shares	(411,792)	(38,315)	(1,343,110)	(124,116)
Admiral Shares
Issued	6,832,062	633,975	11,638,041	1,077,146
Issued in Lieu of Cash Distributions	230,359	21,383	515,789	47,722
Redeemed	(5,542,703)	(514,843)	(8,816,746)	(816,214)
Net Increase (Decrease)—Admiral Shares	1,519,718	140,515	3,337,084	308,654
Institutional Shares
Issued	2,918,481	271,040	3,920,877	363,450
Issued in Lieu of Cash Distributions	53,640	4,980	87,988	8,133
Redeemed	(1,450,367)	(135,135)	(1,228,167)	(113,649)
Net Increase (Decrease) —Institutional Shares	1,521,754	140,885	2,780,698	257,934

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFICX		VFIDX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	2.75%		2.85%

Financial Attributes

		Barclays Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,672	1,683	8,395
Yield to Maturity
(before expenses)	2.8%	3.5%	2.3%
Average Coupon	3.9%	4.6%	3.4%
Average Duration	5.4 years	6.5 years	5.5 years
Average Effective
Maturity	6.5 years	7.5 years	7.5 years
Short-Term
Reserves	1.0%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			7.2%
Commercial Mortgage-Backed			3.7
Finance			26.3
Foreign			3.9
Industrial			43.3
Treasury/Agency			7.7
Utilities			7.3
Other			0.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.98	0.71
Beta	0.84	1.23

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.9%
1 - 3 Years	10.0
3 - 5 Years	19.0
5 - 7 Years	23.1
7 - 10 Years	45.2
10 - 20 Years	0.4
20 - 30 Years	0.1
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)

U.S. Government	7.3%
Aaa	10.0
Aa	12.7
A	48.7
Baa	19.4
Ba	0.3
Not Rated	1.6

For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Investment Focus

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	5.30%	2.08%	7.38%	9.71%
2005	4.78	-0.54	4.24	5.40
2006	4.66	-3.30	1.36	0.63
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63
2014	1.50	-3.20	-1.70	-2.22
Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	1.17%	6.78%	4.81%	0.32%	5.13%
Admiral Shares	2/12/2001	1.27	6.90	4.92	0.32	5.24

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Inflation Indexed Bonds	0.125%	4/15/18	274,790	286,127	1.6%
	United States Treasury Note/Bond	0.625%	7/15/16	761,500	762,216	4.4%
	United States Treasury Note/Bond	1.375%	7/31/18	126,250	126,211	0.7%
	United States Treasury Note/Bond	1.000%	8/31/19	55,000	52,645	0.3%
	United States Treasury Note/Bond	3.375%	11/15/19	32,810	36,009	0.2%
[1,2]	United States Treasury
	Note/Bond	0.375%–9.875%	8/31/15–8/15/19	58,659	61,481	0.4%
					1,324,689	7.6%
Nonconventional Mortgage-Backed Securities †					737	0.0%
Total U.S. Government and Agency Obligations (Cost $1,326,125)					1,325,426	7.6%
Asset-Backed/Commercial Mortgage-Backed Securities
[3,4]	Ally Master Owner Trust
	Series 2010-4	1.261%	8/15/17	43,450	43,876	0.3%
3	Banc of America Commercial
	Mortgage Trust 2006-4	5.634%	7/10/46	24,950	27,500	0.2%
3	Banc of America Commercial
	Mortgage Trust 2007-2	5.622%	4/10/49	11,887	13,313	0.1%
3	Banc of America Commercial
	Mortgage Trust 2008-1	6.206%	2/10/51	24,812	28,519	0.2%
3	Bear Stearns Commercial
	Mortgage Securities
	Trust 2005-PWR7	4.945%	2/11/41	468	467	0.0%
3	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR16	5.713%	6/11/40	20,740	23,521	0.1%
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	12,256	13,517	0.1%
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.613%	6/11/50	3,116	3,118	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[3,4]	Capital One Multi-asset
	Execution Trust 2007-A2	0.271%	12/16/19	39,375	38,899	0.2%
[3,4]	Capital One Multi-asset
	Execution Trust 2007-A5	0.231%	7/15/20	40,394	39,743	0.2%
[3,4]	Chase Issuance Trust 2007-C1	0.651%	4/15/19	6,100	5,986	0.0%
[3,4]	Chase Issuance Trust 2012-A10	0.451%	12/16/19	26,000	25,839	0.1%
[3,4]	Chase Issuance Trust 2012-A2	0.461%	5/15/19	8,500	8,476	0.1%
[3,5]	Citibank Omni Master Trust
	2009-A13	5.350%	8/15/18	16,845	17,618	0.1%
[3,4,5] Citibank Omni Master Trust
	2009-A14A	2.941%	8/15/18	5,825	5,961	0.0%
[3,5]	Citibank Omni Master Trust
	2009-A17	4.900%	11/15/18	58,822	61,885	0.4%
3	Discover Card Execution
	Note Trust 2012-A6	1.670%	1/18/22	50,000	48,089	0.3%
[3,5]	Ford Credit Auto Lease
	Trust 2012-B	1.100%	12/15/15	2,200	2,194	0.0%
3	Ford Credit Auto Lease
	Trust 2013-A	0.780%–1.280%	4/15/16–6/15/16	8,850	8,826	0.1%
3	Ford Credit Auto Owner
	Trust 2013-C	1.680%–2.500%	11/15/18–1/15/20	5,500	5,494	0.0%
3	Ford Credit Auto Owner
	Trust 2010-A	2.930%–3.220%	11/15/15–3/15/16	2,210	2,252	0.0%
3	Ford Credit Auto Owner
	Trust 2013-A	1.150%–1.360%	7/15/18–10/15/18	2,750	2,737	0.0%
3	Ford Credit Auto Owner
	Trust 2013-B	1.110%–1.820%	10/15/18–11/15/19	3,100	3,037	0.0%
[3,5]	Ford Credit Floorplan
	Master Owner Trust
	A Series 2010-3	4.990%	2/15/17	8,785	9,271	0.1%
3	Ford Credit Floorplan
	Master Owner Trust
	A Series 2012-2	1.920%	1/15/19	2,000	2,027	0.0%
3	Ford Credit Floorplan
	Master Owner Trust
	A Series 2012-4	0.940%–1.390%	9/15/16	8,700	8,690	0.1%
3	Ford Credit Floorplan
	Master Owner Trust
	A Series 2012-5	1.490%–2.140%	9/15/19	27,500	27,292	0.2%
3	Ford Credit Floorplan
	Master Owner Trust
	A Series 2013-1	1.370%–1.820%	1/15/18	7,800	7,726	0.0%
3	Ford Credit Floorplan
	Master Owner Trust
	A Series 2013-3	1.740%	6/15/17	820	818	0.0%
3	Ford Credit Floorplan
	Master Owner Trust
	A Series 2013-4	2.100%–2.790%	6/15/20	1,680	1,654	0.0%
[3,4]	GE Capital Credit
	Card Master Note
	Trust Series 2011-2	1.191%	5/15/19	10,800	10,772	0.1%
3	GE Capital Credit Card
	Master Note Trust
	Series 2012-2	2.220%	1/15/22	30,000	29,890	0.2%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
3	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	2,300	2,273	0.0%
[3,4]	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.942%	4/22/19	13,000	13,101	0.1%
[3,4]	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.632%	10/20/17	10,000	10,000	0.1%
3	GS Mortgage Securities
	Trust 2006-GG6	5.506%–5.553%	4/10/38	17,465	18,700	0.1%
[3,5]	GS Mortgage Securities
	Trust 2010-C2	5.226%	12/10/43	1,370	1,418	0.0%
[3,5]	GS Mortgage Securities
	Trust 2011-ALF	3.215%–3.563%	2/10/21	7,140	7,205	0.0%
[3,5]	GS Mortgage Securities
	Trust 2011-GC3	5.543%	3/10/44	2,650	2,821	0.0%
[3,5]	GS Mortgage Securities
	Trust 2012-ALOHA	3.551%	4/10/34	4,100	4,040	0.0%
[3,5]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	6,000	5,606	0.0%
[3,5]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,025	1,099	0.0%
3	GS Mortgage Securities
	Trust 2012-GCJ7	3.377%	5/10/45	2,500	2,476	0.0%
3	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%	6/10/46	3,700	3,489	0.0%
3	Merrill Lynch Mortgage
	Trust 2007-C1	5.746%	6/12/50	1,486	1,490	0.0%
3	Merrill Lynch Mortgage
	Trust 2008-C1	5.690%	2/12/51	15,000	16,945	0.1%
3	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	3,967	4,433	0.0%
3	Morgan Stanley Capital I
	Trust 2007-TOP27	5.647%	6/11/42	285	285	0.0%
3	Morgan Stanley Capital I
	Trust 2012-C4	3.773%	3/15/45	2,440	2,400	0.0%
[3,5]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	6,000	5,726	0.0%
5	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				1,234,925	7.1%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,832,582)					1,867,439	10.7%
Corporate Bonds
Finance
	Banking
	Associates Corp. of
	North America	6.950%	11/1/18	8,855	10,512	0.1%
	Bank of America Corp.	5.625%	7/1/20	32,500	36,361	0.2%
	Bank of America Corp.	3.300%–7.625%	7/12/16–1/11/23	130,075	144,561	0.8%
	Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	13,877	15,284	0.1%
	Barclays Bank plc	6.750%	5/22/19	33,530	40,163	0.2%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	24,535	29,227	0.2%
	BNP Paribas SA	5.000%	1/15/21	80,900	86,213	0.5%
	Citigroup Inc.	4.500%	1/14/22	33,500	35,101	0.2%
	Citigroup Inc.	3.375%–8.500%	8/15/17–3/1/23	77,428	89,788	0.5%
	Cooperatieve Centrale
	Raiffeisen-
	Boerenleenbank BA	3.875%	2/8/22	65,000	65,484	0.4%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Credit Suisse	5.300%	8/13/19	30,888	34,857	0.2%
Goldman Sachs Group Inc.	5.750%	1/24/22	42,325	47,049	0.3%
Goldman Sachs Group Inc.	5.250%	7/27/21	39,750	42,884	0.2%
Goldman Sachs Group Inc.	2.375%–7.500%	1/15/17–1/22/23	106,575	119,744	0.7%
HSBC Bank USA NA	4.875%–6.000%	8/9/17–8/24/20	36,343	39,256	0.2%
HSBC Holdings plc	5.100%	4/5/21	51,948	57,192	0.3%
HSBC Holdings plc	4.000%–4.875%	1/14/22–3/30/22	37,600	39,018	0.2%
HSBC USA Inc.	5.000%	9/27/20	17,000	18,044	0.1%
JPMorgan Chase & Co.	3.150%–6.300%	3/1/16–1/25/23	166,960	176,764	1.0%
JPMorgan Chase Bank NA	6.000%	7/5/17–10/1/17	16,880	19,240	0.1%
Lloyds TSB Bank plc	6.375%	1/21/21	39,092	45,628	0.3%
Merrill Lynch & Co. Inc.	5.700%–6.875%	5/2/17–11/15/18	28,770	33,363	0.2%
Morgan Stanley	3.750%–7.300%	4/29/16–2/25/23	147,885	162,587	0.9%
Royal Bank of Scotland plc	5.625%	8/24/20	36,026	39,611	0.2%
Royal Bank of Scotland plc	6.125%	1/11/21	32,000	36,155	0.2%
UBS AG	4.875%	8/4/20	56,100	61,868	0.4%
US Bancorp	2.950%	7/15/22	45,200	42,897	0.3%
Wells Fargo & Co.	4.600%	4/1/21	40,509	43,982	0.3%
Wells Fargo & Co.	3.450%	2/13/23	36,700	34,969	0.2%
Westpac Banking Corp.	4.875%	11/19/19	40,795	45,856	0.3%
5 Banking—Other †				1,074,473	6.2%
5 Brokerage †				189,096	1.1%
Finance Companies
General Electric Capital Corp.	4.650%	10/17/21	38,097	40,713	0.2%
3 General Electric
Capital Corp.	2.300%–6.375%	4/27/17–11/15/67	119,470	129,731	0.8%
HSBC Finance Corp.	6.676%	1/15/21	93,189	105,503	0.6%
Finance Companies—Other †				24,271	0.1%
Insurance
American International
Group Inc.	8.250%	8/15/18	30,000	37,530	0.2%
5 Insurance—Other †				784,931	4.5%
Other Finance †				29,709	0.2%
Real Estate Investment Trusts
Simon Property Group LP	5.650%	2/1/20	31,200	35,979	0.2%
5 Real Estate Investment
Trusts—Other †				334,900	1.9%
				4,480,494	25.8%
Industrial
Basic Industry
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	35,000	34,928	0.2%
5 Basic Industry—Other †				639,495	3.7%
Capital Goods
General Electric Co.	2.700%	10/9/22	38,000	36,230	0.2%
General Electric Co.	5.250%	12/6/17	12,925	14,727	0.1%
United Technologies Corp.	3.100%	6/1/22	64,930	64,275	0.4%
5 Capital Goods—Other †				798,429	4.6%
Communication
America Movil SAB de CV	3.125%	7/16/22	39,300	36,515	0.2%
AT&T Inc.	5.800%	2/15/19	34,849	40,722	0.2%
AT&T Inc.	3.000%	2/15/22	41,396	39,757	0.2%
AT&T Inc.	1.700%–5.500%	6/1/17–12/1/22	100,314	105,235	0.6%
Comcast Cable
Communications LLC	8.875%	5/1/17	3,400	4,260	0.0%
Comcast Corp.	3.125%	7/15/22	49,126	48,196	0.3%
Comcast Corp.	2.850%–5.700%	5/15/18–1/15/23	57,542	63,208	0.4%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
NBCUniversal Media LLC	2.875%–5.150%	4/30/20–1/15/23	73,660	79,354	0.5%
5 Communication—Other †				608,409	3.5%
Consumer Cyclical
Ford Motor Credit Co. LLC	3.000%–8.125%	4/15/16–8/2/21	87,149	97,238	0.6%
Wal-Mart Stores Inc.	2.550%	4/11/23	57,500	53,940	0.3%
5 Consumer Cyclical—Other †				598,005	3.4%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	5.000%–5.600%	3/1/17–3/1/19	8,600	9,774	0.1%
Anheuser-Busch InBev
Finance Inc.	2.625%	1/17/23	18,375	17,301	0.1%
Anheuser-Busch InBev
Worldwide Inc.	5.375%	1/15/20	42,085	48,643	0.3%
Anheuser-Busch InBev
Worldwide Inc.	2.500%	7/15/22	39,177	36,761	0.2%
Anheuser-Busch InBev
Worldwide Inc.	7.750%	1/15/19	28,570	36,302	0.2%
Anheuser-Busch InBev
Worldwide Inc.	1.375%–6.875%	11/15/14–2/15/21	55,150	62,896	0.3%
5 Consumer Noncyclical—
Other †				1,849,167	10.6%
Energy
BP Capital Markets plc	4.500%	10/1/20	32,000	34,786	0.2%
BP Capital Markets plc	1.375%–4.750%	11/6/17–5/10/23	146,868	146,785	0.9%
Chevron Corp.	3.191%	6/24/23	42,083	41,516	0.2%
ConocoPhillips	5.750%	2/1/19	31,935	37,649	0.2%
5 Energy—Other †				794,636	4.6%
Technology
Apple Inc.	2.400%	5/3/23	78,300	71,715	0.4%
Intel Corp.	2.700%	12/15/22	47,000	44,265	0.3%
Intel Corp.	3.300%	10/1/21	36,900	37,157	0.2%
Technology—Other †				526,926	3.0%
Transportation
United Parcel Service Inc.	3.125%	1/15/21	34,200	34,776	0.2%
5 Transportation—Other †				192,267	1.1%
				7,386,245	42.5%
Utilities
5 Electric †				1,027,121	5.9%
5 Natural Gas †				221,050	1.3%
				1,248,171	7.2%
Total Corporate Bonds (Cost $12,856,116)				13,114,910	75.5%
Sovereign Bonds (U.S. Dollar-Denominated)
Republic of Turkey	7.000%	9/26/16	34,200	38,242	0.2%
5 Sovereign Bonds
(U.S. Dollar-Denominated)—Other †				624,864	3.6%
Total Sovereign Bonds (Cost $664,470)				663,106	3.8%
Taxable Municipal Bonds (Cost $37,902) †				39,077	0.2%
[5]Tax-Exempt Municipal Bonds (Cost $74,369) †				74,494	0.4%
Convertible Preferred Stocks (Cost $8,740) †				—	0.0%
Preferred Stocks (Cost $1,992) †				2,056	0.0%

Intermediate-Term Investment-Grade Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
6 Vanguard Market Liquidity
Fund (Cost $237,036)	0.124%	237,035,857	237,036	1.4%
Total Investments (Cost $17,039,332)			17,323,544	99.6%
Other Assets and Liabilities
Other Assets			527,580	3.1%
Liabilities			(463,668)	(2.7%)
			63,912	0.4%
Net Assets			17,387,456	100.0%

At July 31, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital				16,890,422
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				196,804
Unrealized Appreciation (Depreciation)
Investment Securities				284,212
Futures Contracts				3,374
Swap Contracts				12,644
Net Assets				17,387,456

Investor Shares—Net Assets
Applicable to 397,837,334 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				3,910,095
Net Asset Value Per Share—Investor Shares				$9.83

Admiral Shares—Net Assets
Applicable to 1,371,271,957 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				13,477,361
Net Asset Value Per Share—Admiral Shares				$9.83

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $11,409,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $1,053,000 have been segregated as collateral for open swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the aggregate value of these securities was $1,300,757,000, representing 7.5% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Dividends	71
Interest[1]	304,093
Total Income	304,164
Expenses
The Vanguard Group—Note B
Investment Advisory Services	925
Management and Administrative—Investor Shares	3,497
Management and Administrative—Admiral Shares	4,743
Marketing and Distribution—Investor Shares	683
Marketing and Distribution—Admiral Shares	1,546
Custodian Fees	115
Shareholders’ Reports—Investor Shares	65
Shareholders’ Reports—Admiral Shares	45
Trustees’ Fees and Expenses	10
Total Expenses	11,629
Net Investment Income	292,535
Realized Net Gain (Loss)
Investment Securities Sold	189,013
Futures Contracts	16,950
Options on Futures Contracts	(533)
Swap Contracts	6,400
Realized Net Gain (Loss)	211,830
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(807,144)
Futures Contracts	4,744
Options on Futures Contracts	(31)
Swap Contracts	(15,525)
Change in Unrealized Appreciation (Depreciation)	(817,956)
Net Increase (Decrease) in Net Assets Resulting from Operations	(313,591)
1 Interest income from an affiliated company of the fund was $190,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	292,535	633,986
Realized Net Gain (Loss)	211,830	497,697
Change in Unrealized Appreciation (Depreciation)	(817,956)	(46,737)
Net Increase (Decrease) in Net Assets Resulting from Operations	(313,591)	1,084,946
Distributions
Net Investment Income
Investor Shares	(70,013)	(174,913)
Admiral Shares	(228,804)	(471,180)
Realized Capital Gain[1]
Investor Shares	(39,230)	(95,277)
Admiral Shares	(120,631)	(269,094)
Total Distributions	(458,678)	(1,010,464)
Capital Share Transactions
Investor Shares	(793,318)	15,503
Admiral Shares	(512,932)	3,127,849
Net Increase (Decrease) from Capital Share Transactions	(1,306,250)	3,143,352
Total Increase (Decrease)	(2,078,519)	3,217,834
Net Assets
Beginning of Period	19,465,975	16,248,141
End of Period	17,387,456	19,465,975

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $22,569,000 and $83,279,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.24	$10.18	$9.94	$9.81	$8.64	$9.93
Investment Operations
Net Investment Income	.152	. 354	. 418	. 458	. 468	. 505
Net Realized and Unrealized Gain (Loss)
on Investments	(. 321)	. 266	. 463	. 372	1.220	(1.239)
Total from Investment Operations	(.169)	. 620	. 881	. 830	1.688	(.734)
Distributions
Dividends from Net Investment Income	(.156)	(. 360)	(. 428)	(. 473)	(. 478)	(. 506)
Distributions from Realized Capital Gains	(. 085)	(. 200)	(. 213)	(. 227)	(. 040)	(. 050)
Total Distributions	(. 241)	(. 560)	(. 641)	(.700)	(. 518)	(. 556)
Net Asset Value, End of Period	$9.83	$10.24	$10.18	$9.94	$9.81	$8.64

Total Return[1]	-1.70%	6.20%	9.18%	8.64%	20.11%	-7.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,910	$4,884	$4,837	$4,645	$5,489	$3,577
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.24%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.04%	3.41%	4.17%	4.56%	5.05%	5.50%
Portfolio Turnover Rate	95%	62%	49%	39%	69%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.24	$10.18	$9.94	$9.81	$8.64	$9.93
Investment Operations
Net Investment Income	.157	. 364	. 428	. 470	. 480	. 514
Net Realized and Unrealized Gain (Loss)
on Investments	(. 321)	. 266	. 463	. 372	1.220	(1.239)
Total from Investment Operations	(.164)	. 630	. 891	. 842	1.700	(.725)
Distributions
Dividends from Net Investment Income	(.161)	(. 370)	(. 438)	(. 485)	(. 490)	(. 515)
Distributions from Realized Capital Gains	(. 085)	(. 200)	(. 213)	(. 227)	(. 040)	(. 050)
Total Distributions	(. 246)	(. 570)	(. 651)	(.712)	(. 530)	(. 565)
Net Asset Value, End of Period	$9.83	$10.24	$10.18	$9.94	$9.81	$8.64

Total Return[1]	-1.65%	6.30%	9.29%	8.77%	20.26%	-7.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,477	$14,582	$11,411	$9,717	$8,601	$4,765
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.14%	3.51%	4.27%	4.68%	5.18%	5.60%
Portfolio Turnover Rate	95%	62%	49%	39%	69%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counter-party risk, the fund trades futures and options on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Intermediate-Term Investment-Grade Fund

During the six months ended July 31, 2013, the fund’s average investments in long and short futures contracts represented 9% and 6% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2013, the fund’s average value of options purchased and options written represented 0% and less than 1% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at July 31, 2013.

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund may enter into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to

Intermediate-Term Investment-Grade Fund

counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended July 31, 2013, the fund’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, based on quarterly average notional amounts. The average amount of interest rate swaps represented 4% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $2,205,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.88% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Intermediate-Term Investment-Grade Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,325,426	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,867,439	—
Corporate Bonds	—	13,114,883	27
Sovereign Bonds	—	663,106	—
Taxable Municipal Bonds	—	39,077	—
Tax-Exempt Municipal Bonds	—	74,494	—
Convertible Preferred Stocks	—	—	—
Preferred Stocks	2,056	—	—
Temporary Cash Investments	237,036	—	—
Futures Contracts—Assets[1]	497	—	—
Futures Contracts—Liabilities[1]	(864)	—	—
Swap Contracts—Assets	—	17,163	—
Swap Contracts—Liabilities	—	(4,519)	—
Total	238,725	17,097,069	27
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	16,849	811	17,660
Liabilities	(3,344)	(2,039)	(5,383)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2013, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	16,950	—	16,950
Options on Futures Contracts	(533)	—	(533)
Swap Contracts	8,340	(1,940)	6,400
Realized Net Gain (Loss) on Derivatives	24,757	(1,940)	22,817

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	4,744	—	4,744
Options on Futures Contracts	(31)	—	(31)
Swap Contracts	(14,016)	(1,509)	(15,525)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(9,303)	(1,509)	(10,812)

At July 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2013	5,065	1,115,883	1,371
10-Year U.S. Treasury Note	September 2013	(7,393)	(934,753)	(522)
5-Year U.S. Treasury Note	September 2013	5,370	651,742	2,219
30-Year U.S. Treasury Bond	September 2013	(911)	(122,131)	321
Ultra Long U.S. Treasury Bond	September 2013	(29)	(4,183)	(15)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Investment-Grade Fund

At July 31, 2013, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group Inc./Baa1	9/20/18	JPMC	10,000	(232)	1.000	(8)
AT&T/A3	9/20/18	GSCM	10,000	(147)	1.000	(25)
Bank of America Corp./Baa2	12/20/17	MSCS	7,680	251	1.000	237
BHP Billiton Ltd./A1	9/20/18	DBAG	10,000	(93)	1.000	—
BP plc/Baa1	9/20/18	GSCM	10,000	(142)	1.000	129
British Sky Broadcasting
Group plc/Baa1	9/20/18	BARC	10,000	(127)	1.000	24
Federation of Malaysia/A3	9/20/18	BARC	5,000	67	1.000	(9)
Federative Republic of Brazil/Baa2	6/20/18	DBAG	18,000	706	1.000	(4)
Genworth Financial Inc./Baa3	3/20/18	BOANA	4,000	(436)	5.000	135
Kinder Morgan Energy
Partners LP/Baa2	6/20/18	CSFBI	4,450	(61)	1.000	(39)
Kingdom of Belgium/Aa3	9/20/17	RBS	1,200	46	1.000	74
Kohls Corp./Baa1	6/20/18	JPMC	4,500	89	1.000	31
Lockheed Martin Corporation/Baa1	9/20/18	DBAG	10,000	(222)	1.000	49
Raytheon Co./A3	9/20/18	DBAG	10,000	(288)	1.000	31
Republic of Chile/Aa3	9/20/18	BARC	4,000	(12)	1.000	(4)
Societe Generale SA/A2	3/20/18	DBAG	9,300	(688)	3.000	(116)
TJX Cos. Inc./A3	9/20/18	CSFBI	10,000	(324)	1.000	(18)
United Parcel Service Inc./Aa3	9/20/18	BNPSW	10,000	(370)	1.000	(18)
Wal-Mart Stores Inc./Aa2	9/20/18	CSFBI	10,000	(355)	1.000	1
Wesfarmers Ltd./A3	9/20/18	DBAG	10,000	(54)	1.000	35
			168,130			505

Credit Protection Purchased
Aetna Inc.	9/20/18	CSFBI	7,000	166	(1.000)	(57)
Bank of America Corp.	12/20/14	DBAG	3,130	(11)	(1.000)	(36)
Bank of America Corp.	12/20/14	BARC	3,130	(10)	(1.000)	(35)
British Telecommunications plc	9/20/18	BARC	7,000	34	(1.000)	(74)
Capital One Finance Corp.	6/20/18	DBAG	25,000	82	(1.000)	(50)
Cisco Systems Inc.	9/20/18	BOANA	7,000	205	(1.000)	(7)
Deutsche Bank AG	9/20/18	BOANA	15,000	677	(3.000)	(243)
Devon Energy Corp.	9/20/18	CSFBI	7,000	(54)	(1.000)	(64)
E.I. DuPont de Nemours	9/20/18	BNSPW	2,250	56	(1.000)	3

Intermediate-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
E.I. DuPont de Nemours	9/20/18	CSFBI	2,970	77	(1.000)	6
E.I. DuPont de Nemours	9/20/18	DBAG	2,250	56	(1.000)	3
E.I. DuPont de Nemours	9/20/18	BARC	2,250	56	(1.000)	3
E.I. DuPont de Nemours	9/20/18	GSCM	2,250	57	(1.000)	4
Encana Corp.	9/20/18	CSFBI	7,000	(182)	(1.000)	(121)
Expedia Inc.	9/20/18	BOANA	7,000	(250)	(1.000)	—
Federative Republic of Brazil	12/20/15	BOANA	1,500	(9)	(1.000)	2
Halliburton Co.	9/20/18	BOANA	7,000	191	(1.000)	—
Heineken NV	9/20/18	DBAG	7,000	128	(1.000)	—
Hillshire Brands Co	9/20/18	DBAG	7,000	—	(1.000)	(38)
Humana Inc.	9/20/18	BOANA	7,000	(53)	(1.000)	(101)
Merrill Lynch & Co. Inc.	12/20/17	MSCS	7,680	(229)	(1.000)	(271)
Morgan Stanley	9/20/15	BARC	4,400	(103)	(1.000)	(129)
Norfolk Southern Corp.	9/20/18	BOANA	7,000	220	(1.000)	7
Orange SA	9/20/18	JPMC	7,000	(84)	(1.000)	(74)
PPG Industries Inc.	9/20/18	CSFBI	7,000	152	(1.000)	(41)
Republic of Austria	9/20/17	BNPSW	1,200	(24)	(1.000)	(64)
Skandinaviska Enskilda Banken AB	6/20/18	BOANA	4,880	16	(1.000)	(12)
Telecom Italia SpA	9/20/18	GSCM	7,000	(764)	(1.000)	(25)
United Mexican States	12/20/15	BOANA	1,500	(11)	(1.000)	(20)
United Mexican States	9/20/18	DBAG	6,000	(38)	(1.000)	36
Viacom Inc	9/20/18	CSFBI	7,000	121	(1.000)	(41)
Walt Disney Co.	9/20/18	GSCM	7,000	263	(1.000)	1
Wellpoint Inc.	12/20/17	CSFBI	10,000	(34)	(1.000)	(226)
Wells Fargo & Company	3/20/15	GSCM	4,400	(12)	(1.000)	(69)
			211,790			(1,733)
						(1,228)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.
RBS—Royal Bank of Scotland Group.

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/15/13	GSCM	12,000	1.254	(0.191)[2]	15
9/15/13	WFC	4,374	0.698	(0.191)[2]	3
10/15/13	WFC	3,430	1.023	(0.191)[2]	6
10/15/13	WFC	4,000	0.410	(0.191)[2]	2
12/1/13	GSCM	2,540	2.584	(0.275)[3]	19
12/1/13	WFC	4,005	2.582	(0.275)[3]	31
12/1/13	GSCM	41,858	2.584	(0.275)[3]	321
2/14/14	WFC	21,200	1.022	(0.191)[2]	92
2/25/14	WFC	8,890	0.201	(0.190)[2]	3
3/6/14	GSCM	18,138	2.448	(0.195)[2]	242
5/15/14	GSCM	1,000	1.528	(0.191)[2]	10
5/16/14	WFC	8,640	1.083	(0.274)[3]	53
6/15/14	WFC	4,400	2.338	(0.191)[2]	81
6/15/14	WFC	40	2.577	(0.191)[2]	1
6/15/14	WFC	1,200	1.150	(0.191)[2]	10
8/15/14	JPMC	3,505	1.501	(0.191)[2]	46
8/15/14	GSCM	620	1.350	(0.191)[2]	7
8/15/14	BOANA	1,700	0.266	(0.191)[2]	(1)
10/15/14	WFC	6,455	1.130	(0.191)[2]	67
12/15/14	GSCM	2,267	0.553	(0.191)[2]	8
1/25/15	BARC	6,400	0.313	(0.190)[2]	2
2/17/15	GSCM	14,170	2.555	(0.274)[3]	471
3/24/15	GSCM	1,520	2.910	(0.191)[2]	65
7/15/15	CSFBI	12,100	0.393	(0.191)[2]	6
8/15/15	GSCM	57,710	1.588	(0.191)[2]	1,408
10/20/15	BOANA	10,000	0.390	(0.192)[2]	(8)
10/21/15	WFC	18,475	1.485	(0.266)[3]	394
2/15/16	BOANA	4,000	0.450	(0.191)[2]	(7)
2/15/16	GSCM	9,000	0.448	(0.191)[2]	(16)
2/15/16	WFC	9,000	0.450	(0.191)[2]	(16)
2/22/16	BNPSW	2,050	0.522	(0.273)[3]	(2)
5/16/16	GSCM	10,800	0.434	(0.191)[2]	(49)

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
5/16/16	GSCM	5,400	0.451	(0.192)[2]	(22)
5/19/16	WFC	5,188	1.454	(0.274)[3]	69
6/15/16	BOANA	9,753	0.299	(0.191)[2]	(7)
10/25/16	WFC	15,200	1.714	(0.266)[3]	418
1/15/17	BARC	1,130	2.971	(0.191)[2]	82
2/15/17	WFC	625	3.373	(0.191)[2]	54
2/15/17	GSCM	365	3.433	(0.191)[2]	33
2/15/17	BARC	1,490	3.180	(0.191)[2]	120
2/15/17	WFC	950	2.407	(0.191)[2]	51
2/15/17	WFC	5,700	2.407	(0.191)[2]	304
2/15/17	BARC	1,145	2.287	(0.191)[2]	56
2/15/17	BOANA	34,800	1.875	(0.191)[2]	1,204
2/15/17	WFC	400	0.714	(0.191)[2]	(3)
4/20/17	GSCM	13,000	0.960	(0.192)[2]	1
5/5/17	BOANA	6,500	0.876	(0.191)[2]	(24)
5/15/17	BNPSW	8,500	0.906	0.192[2]	(26)
9/15/17	GSCM	24,600	3.520	(0.191)[2]	2,398
9/15/17	BARC	5,400	3.363	(0.191)[2]	492
9/15/17	GSCM	9,295	2.533	(0.191)[2]	532
9/15/17	WFC	1,100	2.345	(0.191)[2]	55
9/15/17	BOANA	5,910	0.755	(0.191)[2]	(89)
10/16/17	WFC	30,000	0.750	(0.192)[2]	(510)
10/16/17	WFC	7,000	0.750	(0.192)[2]	(119)
12/15/17	GSCM	26,000	0.788	(0.191)[2]	(491)
2/15/18	BARC	18,000	0.923	(0.191)[2]	(299)
3/15/18	BOANA	13,000	0.944	(0.191)[2]	(277)
5/24/18	BNPSW	10,000	0.984	(0.191)[2]	(195)
8/15/18	BNPSW	5,400	0.715	(0.191)[2]	(89)
3/15/19	GSCM	4,990	1.399	(0.191)[2]	(81)
4/25/19	WFC	11,550	2.053	(0.264)[3]	375
4/25/19	WFC	5,500	2.756	(0.266)[3]	277
4/25/20	JPMC	35,700	3.024	(0.266)[3]	2,069
4/25/20	GSCM	6,000	2.794	(0.266)[3]	302
4/1/21	WFC	6,000	0.965	(0.267)[2]	(149)
6/25/21	GSCM	5,720	3.143	(0.273)[3]	387
10/25/21	WFC	6,500	3.328	(0.266)[3]	501
11/25/22	UBSAG	3,638	2.491	(0.273)[3]	124

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
11/25/22	BARC	17,900	2.758	(0.273)[3]	921
1/25/23	WFC	3,000	3.144	(0.266)[3]	187
7/25/23	BARC	24,625	3.483	(0.266)[3]	1,977

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2013, counterparties had deposited in segregated accounts securities with a value of $18,151,000 in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $6,282,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund had realized losses totaling $9,123,000 through January 31, 2013, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2013, the cost of investment securities for tax purposes was $17,048,455,000. Net unrealized appreciation of investment securities for tax purposes was $275,089,000, consisting of unrealized gains of $624,514,000 on securities that had risen in value since their purchase and $349,425,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2013, the fund purchased $4,103,214,000 of investment securities and sold $5,177,606,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,520,138,000 and $4,761,671,000, respectively.

Intermediate-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	547,342	53,905	2,020,863	196,624
Issued in Lieu of Cash Distributions	86,383	8,535	214,777	20,876
Redeemed	(1,427,043)	(141,762)	(2,220,137)	(215,583)
Net Increase (Decrease) —Investor Shares	(793,318)	(79,322)	15,503	1,917
Admiral Shares
Issued	2,201,764	217,282	5,232,696	507,523
Issued in Lieu of Cash Distributions	281,628	27,843	598,470	58,119
Redeemed	(2,996,324)	(298,324)	(2,703,317)	(262,314)
Net Increase (Decrease) —Admiral Shares	(512,932)	(53,199)	3,127,849	303,328

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWESX		VWETX
Expense Ratio[1]	0.22%		0.12%
30-Day SEC Yield	4.65%		4.75%

Financial Attributes

	Barclays
		Long	Barclays
		Credit	Aggregate
	A/Better		Bond
	Fund	Index	Index
Number of Bonds	453	958	8,395
Yield to Maturity
(before expenses)	4.9%	4.8%	2.3%
Average Coupon	5.7%	5.8%	3.4%
Average Duration	13.2 years	13.5 years	5.5 years
Average Effective
Maturity	24.0 years	23.9 years	7.5 years
Short-Term
Reserves	1.2%	—	—

Sector Diversification (% of portfolio)
Finance			21.7%
Foreign			1.5
Industrial			39.5
Treasury/Agency			6.1
Utilities			13.1
Other			18.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.99	0.74
Beta	1.01	2.77

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.2%
5 - 10 Years	9.9
10 - 20 Years	18.3
20 - 30 Years	65.5
Over 30 Years	5.1

Distribution by Credit Quality (% of portfolio)

U.S. Government	5.6%
Aaa	1.5
Aa	16.4
A	56.3
Baa	20.2

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	5.92%	2.17%	8.09%	7.68%
2005	5.94	3.83	9.77	10.05
2006	5.27	-4.00	1.27	1.32
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35
2014	2.18	-6.86	-4.68	-4.87
Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	-1.80%	8.91%	5.71%	0.33%	6.04%
Admiral Shares	2/12/2001	-1.70	9.03	5.83	0.33	6.16

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1 United States Treasury
Note/Bond	4.500%	2/15/36	215,000	250,542	2.0%
United States Treasury
Note/Bond	3.125%	2/15/43	218,775	198,744	1.6%
United States Treasury
Note/Bond	2.750%	8/15/42	200,000	168,062	1.3%
United States Treasury
Note/Bond	2.875%–3.500%	2/15/39–5/15/43	23,150	22,792	0.2%
United States Treasury
Strip Principal	0.000%	2/15/36	100,000	43,641	0.4%
				683,781	5.5%

Agency Notes †				64,006	0.5%
Total U.S. Government and Agency Obligations (Cost $805,968)				747,787	6.0%
Corporate Bonds
Finance
Banking
Bank One Corp.	7.625%–8.000%	7/15/25–4/29/27	81,819	104,745	0.8%
Citigroup Inc.	6.625%	6/15/32	60,905	65,357	0.5%
Citigroup Inc.	3.500%–8.125%	5/15/23–1/30/42	188,962	202,174	1.6%
Goldman Sachs Group Inc.	6.750%	10/1/37	59,255	62,285	0.5%
Goldman Sachs Group Inc.	6.125%	2/15/33	53,725	59,124	0.5%
Goldman Sachs Group Inc.	6.450%	5/1/36	55,000	56,434	0.5%
Goldman Sachs Group Inc.	6.250%	2/1/41	24,825	28,246	0.2%
HSBC Bank USA NA	5.625%–5.875%	11/1/34–8/15/35	83,475	87,703	0.7%
HSBC Holdings plc	6.800%	6/1/38	93,749	110,949	0.9%
HSBC Holdings plc	6.500%–7.625%	5/17/32–9/15/37	54,800	64,361	0.5%
JPMorgan Chase & Co.	6.400%	5/15/38	90,000	108,316	0.9%
JPMorgan Chase & Co.	3.375%–5.500%	5/1/23–10/15/40	26,640	27,449	0.2%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Wachovia Bank NA	6.600%	1/15/38	59,825	73,310	0.6%
Wachovia Bank NA	5.850%	2/1/37	34,350	38,651	0.3%
Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	53,955	60,733	0.5%
Wells Fargo Bank NA	5.950%	8/26/36	42,195	47,875	0.4%
2 Banking—Other †				292,080	2.3%
2 Brokerage †				28,875	0.2%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	127,220	153,404	1.2%
General Electric Capital Corp.	5.875%	1/14/38	113,190	124,305	1.0%
General Electric Capital Corp.	6.875%	1/10/39	57,420	70,684	0.6%
3 General Electric
Capital Corp.	5.300%–7.500%	2/11/21–12/15/49	31,960	36,114	0.3%
Insurance
Berkshire Hathaway Inc.	4.500%	2/11/43	39,775	38,005	0.3%
UnitedHealth Group Inc.	5.800%	3/15/36	50,236	56,870	0.5%
UnitedHealth Group Inc.	4.375%–6.875%	6/15/37–3/15/42	100,665	112,240	0.9%
2 Insurance—Other †				511,923	4.1%
Real Estate Investment Trusts †				14,901	0.1%
				2,637,113	21.1%
Industrial
Basic Industry †				66,836	0.6%
Capital Goods
General Electric Co.	4.125%	10/9/42	14,925	13,899	0.1%
United Technologies Corp.	4.500%	6/1/42	85,530	85,897	0.7%
United Technologies Corp.	5.700%–7.500%	9/15/29–4/15/40	79,080	98,489	0.8%
2 Capital Goods—Other †				203,820	1.6%
Communication
Alltel Corp.	6.800%–7.875%	5/1/29–7/1/32	26,859	36,002	0.3%
AT&T Inc.	5.350%	9/1/40	118,161	120,046	1.0%
AT&T Inc.	4.350%	6/15/45	84,348	73,138	0.6%
AT&T Inc.	4.300%–6.550%	9/1/37–12/15/42	133,907	140,389	1.1%
Comcast Corp.	4.250%–7.050%	1/15/33–1/15/43	114,859	130,629	1.0%
GTE Corp.	6.940%	4/15/28	20,000	24,044	0.2%
Indiana Bell
Telephone Co. Inc.	7.300%	8/15/26	18,000	21,789	0.2%
NBCUniversal Media LLC	4.450%	1/15/43	34,400	32,086	0.3%
Orange SA	8.500%	3/1/31	39,675	54,836	0.4%
Verizon Communications Inc.	6.400%	2/15/38	48,849	56,258	0.4%
Verizon
Communications Inc.	3.850%–7.750%	12/1/30–11/1/42	176,013	200,845	1.6%
Verizon Maryland LLC	5.125%	6/15/33	12,000	12,038	0.1%
Verizon Pennsylvania LLC	8.350%	12/15/30	6,260	8,041	0.1%
2 Communication—Other †				299,112	2.4%
Consumer Cyclical
Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	103,289	0.8%
Wal-Mart Stores Inc.	5.625%	4/15/41	69,850	81,442	0.6%
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	70,220	0.6%
Wal-Mart Stores Inc.	4.000%–6.500%	9/1/35–4/11/43	102,889	116,754	0.9%
Consumer Cyclical—Other †				431,169	3.5%
Consumer Noncyclical
Anheuser-Busch InBev
Worldwide Inc.	8.200%	1/15/39	42,455	63,338	0.5%
AstraZeneca plc	6.450%	9/15/37	68,080	83,763	0.7%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	51,205	64,088	0.5%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Merck & Co. Inc.	6.550%	9/15/37	42,200	54,308	0.4%
Merck & Co. Inc.	3.600%–6.500%	12/1/33–5/18/43	48,345	55,477	0.4%
Merck Sharp & Dohme
Corp.	5.750%–5.850%	11/15/36–6/30/39	31,000	36,406	0.3%
Pfizer Inc.	7.200%	3/15/39	41,000	56,223	0.5%
Pfizer Inc.	4.300%	6/15/43	17,000	16,327	0.1%
Pharmacia Corp.	6.750%	12/15/27	28,000	35,528	0.3%
2 Roche Holdings Inc.	7.000%	3/1/39	47,905	65,237	0.5%
Wyeth LLC	5.950%	4/1/37	72,150	85,830	0.7%
2 Consumer Noncyclical—
Other †				829,642	6.7%
Energy
Apache Corp.	4.750%	4/15/43	68,960	66,479	0.5%
Burlington Resources
Finance Co.	7.400%	12/1/31	25,000	32,923	0.3%
ConocoPhillips	6.500%	2/1/39	68,735	88,304	0.7%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	33,450	40,146	0.3%
Shell International
Finance BV	6.375%	12/15/38	75,000	97,455	0.8%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	47,915	0.4%
2 Energy—Other †				65,224	0.5%
2 Other Industrial †				28,910	0.2%
Technology
Oracle Corp.	6.500%	4/15/38	43,833	55,263	0.5%
Technology—Other †				253,659	2.0%
Transportation
Burlington Northern
Santa Fe LLC	4.375%–6.875%	12/1/27–9/1/42	50,330	54,938	0.5%
2 Transportation—Other †				41,536	0.3%
				4,799,987	38.5%
Utilities
Electric
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	61,812	0.5%
Duke Energy Carolinas LLC	4.000%–5.300%	2/15/40–9/30/42	50,490	47,867	0.4%
Duke Energy Florida Inc.	5.650%–6.750%	2/1/28–4/1/40	34,235	40,899	0.3%
Duke Energy Indiana Inc.	4.200%–6.350%	8/15/38–7/15/43	29,785	30,258	0.2%
Duke Energy Progress Inc.	4.100%–5.700%	4/1/35–3/15/43	22,500	22,279	0.2%
MidAmerican Energy
Holdings Co.	6.125%	4/1/36	18,100	20,752	0.2%
National Rural Utilities
Cooperative Finance Corp.	8.000%	3/1/32	59,540	82,209	0.6%
Pacific Gas & Electric Co.	5.400%–6.350%	3/1/34–1/15/40	118,089	139,344	1.1%
PacifiCorp	4.100%–6.350%	8/1/36–2/1/42	94,985	111,138	0.9%
Virginia Electric & Power Co.	6.000%	5/15/37	60,105	73,151	0.6%
Electric—Other †				821,113	6.6%
Natural Gas
TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	67,993	0.5%
Natural Gas—Other †				70,055	0.6%
				1,588,870	12.7%
Total Corporate Bonds (Cost $8,313,503)				9,025,970	72.3%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
[2]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $194,428) †				184,857	1.5%
Taxable Municipal Bonds
American Municipal Power
Ohio Inc. Revenue
(Prairie State Energy
Campus Project)	6.270%	2/15/50	59,240	61,763	0.5%
Bay Area Toll Authority
California Toll Bridge
Revenue (San Francisco
Bay Area)	6.918%	4/1/40	50,115	61,456	0.5%
Bay Area Toll Authority
California Toll Bridge
Revenue (San Francisco
Bay Area)	6.263%–7.043%	4/1/30–4/1/50	59,825	73,367	0.6%
California GO	7.300%	10/1/39	109,045	142,334	1.1%
California GO	7.600%	11/1/40	73,985	100,097	0.8%
California GO	7.550%	4/1/39	56,175	75,746	0.6%
California GO	7.500%–7.625%	4/1/34–3/1/40	58,455	77,809	0.6%
Illinois GO	5.100%	6/1/33	194,445	180,480	1.4%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	64,235	79,890	0.6%
4 New Jersey Economic
Development Authority
Revenue (State
Pension Funding)	7.425%	2/15/29	50,002	60,958	0.5%
New Jersey Turnpike
Authority Revenue	7.102%	1/1/41	66,915	85,958	0.7%
New Jersey Turnpike
Authority Revenue	7.414%	1/1/40	57,834	76,826	0.6%
New York Metropolitan
Transportation Authority
Revenue (Dedicated
Tax Fund)	7.336%	11/15/39	65,755	87,491	0.7%
Port Authority of New York
& New Jersey Revenue	4.458%–6.040%	12/1/29–10/1/62	122,400	127,090	1.0%
President & Fellows of
Harvard College
Massachusetts GO	6.300%	10/1/37	60,993	68,617	0.6%
State of California	6.509%	4/1/39	28,365	31,084	0.3%
Taxable Municipal Bonds—
Other †				812,203	6.5%
Total Taxable Municipal Bonds (Cost $2,075,790)				2,203,169	17.6%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities,
LLC (Dated 7/31/13,
Repurchase Value
$40,100,000, collateralized
by Government National
Mortgage Assn. 4.000%,
8/15/41; with a value of
$40,902,000)	0.070%	8/1/13	40,100	40,100	0.3%
Bank of Montreal (Dated 7/31/13,
Repurchase Value $53,700,000,
collateralized U.S. Treasury
Note/Bond 0.125%-0.250%,
12/31/14-1/31/15; with a value of
$54,774,000)	0.090%	8/1/13	53,700	53,700	0.4%
Citigroup Global Markets Inc.
(Dated 7/31/13, Repurchase
Value $59,200,000, collateralized
by U.S. Treasury Note/Bond
1.000%, 3/31/17; with a value of
$60,384,000)	0.060%	8/1/13	59,200	59,200	0.5%
				153,000	1.2%
Total Temporary Cash Investments (Cost $153,000)				153,000	1.2%
Total Investments (Cost $11,542,689)				12,314,783	98.6%
Other Assets and Liabilities
Other Assets[5]				252,337	2.0%
Liabilities				(82,716)	(0.6%)
				169,621	1.4%
Net Assets				12,484,404	100.0%

Long-Term Investment-Grade Fund

At July 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	11,591,699
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	107,082
Unrealized Appreciation (Depreciation)
Investment Securities	772,094
Futures Contracts	(5,084)
Swap Contracts	18,613
Net Assets	12,484,404

Investor Shares—Net Assets
Applicable to 403,963,611 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,989,654
Net Asset Value Per Share—Investor Shares	$9.88

Admiral Shares—Net Assets
Applicable to 860,117,120 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,494,750
Net Asset Value Per Share—Admiral Shares	$9.88

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $9,854,000 have been segregated as collateral for open swap contracts.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the aggregate value of these securities was $752,252,000, representing 6.0% of net assets.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
5 Cash of $3,316,000 has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Interest	310,415
Total Income	310,415
Expenses
Investment Advisory Fees—Note B	1,223
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,739
Management and Administrative—Admiral Shares	3,338
Marketing and Distribution—Investor Shares	441
Marketing and Distribution—Admiral Shares	1,036
Custodian Fees	47
Shareholders’ Reports—Investor Shares	34
Shareholders’ Reports—Admiral Shares	17
Trustees’ Fees and Expenses	15
Total Expenses	9,890
Net Investment Income	300,525
Realized Net Gain (Loss)
Investment Securities Sold	113,877
Futures Contracts	(6,174)
Swap Contracts	7,868
Realized Net Gain (Loss)	115,571
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,040,157)
Futures Contracts	(5,084)
Swap Contracts	10,522
Change in Unrealized Appreciation (Depreciation)	(1,034,719)
Net Increase (Decrease) in Net Assets Resulting from Operations	(618,623)

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	300,525	587,164
Realized Net Gain (Loss)	115,571	190,353
Change in Unrealized Appreciation (Depreciation)	(1,034,719)	92,218
Net Increase (Decrease) in Net Assets Resulting from Operations	(618,623)	869,735
Distributions
Net Investment Income
Investor Shares	(98,259)	(205,549)
Admiral Shares	(210,134)	(391,179)
Realized Capital Gain[1]
Investor Shares	(17,186)	(47,712)
Admiral Shares	(35,658)	(94,518)
Total Distributions	(361,237)	(738,958)
Capital Share Transactions
Investor Shares	(124,037)	23,343
Admiral Shares	48,159	1,932,737
Net Increase (Decrease) from Capital Share Transactions	(75,878)	1,956,080
Total Increase (Decrease)	(1,055,738)	2,086,857
Net Assets
Beginning of Period	13,540,142	11,453,285
End of Period	12,484,404	13,540,142

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $12,656,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.65	$10.50	$9.15	$9.04	$8.19	$9.02
Investment Operations
Net Investment Income	. 235	. 491	. 515	. 516	. 517	. 514
Net Realized and Unrealized Gain (Loss)
on Investments	(.722)	. 274	1.439	.117	. 857	(. 829)
Total from Investment Operations	(. 487)	.765	1.954	. 633	1.374	(. 315)
Distributions
Dividends from Net Investment Income	(. 241)	(. 499)	(. 521)	(. 523)	(. 524)	(. 515)
Distributions from Realized Capital Gains	(. 042)	(.116)	(. 083)	—	—	—
Total Distributions	(. 283)	(. 615)	(. 604)	(. 523)	(. 524)	(. 515)
Net Asset Value, End of Period	$9.88	$10.65	$10.50	$9.15	$9.04	$8.19

Total Return[1]	-4.68%	7.39%	21.97%	7.01%	17.29%	-3.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,990	$4,429	$4,340	$3,770	$4,082	$3,471
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.22%	0.24%	0.26%	0.23%
Ratio of Net Investment Income to
Average Net Assets	4.52%	4.57%	5.25%	5.53%	6.01%	6.09%
Portfolio Turnover Rate	18%	21%	29%	19%	21%	24%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.65	$10.50	$9.15	$9.04	$8.19	$9.02
Investment Operations
Net Investment Income	. 240	. 502	. 525	. 528	. 528	. 522
Net Realized and Unrealized Gain (Loss)
on Investments	(.722)	. 274	1.439	.117	. 857	(. 829)
Total from Investment Operations	(. 482)	.776	1.964	. 645	1.385	(. 307)
Distributions
Dividends from Net Investment Income	(. 246)	(. 510)	(. 531)	(. 535)	(. 535)	(. 523)
Distributions from Realized Capital Gains	(. 042)	(.116)	(. 083)	—	—	—
Total Distributions	(. 288)	(. 626)	(. 614)	(. 535)	(. 535)	(. 523)
Net Asset Value, End of Period	$9.88	$10.65	$10.50	$9.15	$9.04	$8.19

Total Return[1]	-4.64%	7.49%	22.09%	7.14%	17.44%	-3.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,495	$9,112	$7,113	$5,340	$4,155	$2,413
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.62%	4.67%	5.35%	5.65%	6.14%	6.19%
Portfolio Turnover Rate	18%	21%	29%	19%	21%	24%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counter-party risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended July 31, 2013, the fund’s average investments in long and short futures contracts each represented 1% of net assets, based on quarterly average aggregate settlement values.

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit exposure of the fund or to actively overweight or underweight credit exposure to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to

Long-Term Investment-Grade Fund

pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay amounts due to the fund.The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counter-parties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended July 31, 2013, the fund’s average amounts of credit protection sold and credit protection purchased represented 9% and less than 1% of net assets, respectively, based on quarterly average notional amounts

4. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide

Long-Term Investment-Grade Fund

that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed , and sell or retain the collateral up to the net amount owed to the fund.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the perod ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2013, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $1,533,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Long-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	747,787	—
Corporate Bonds	—	9,025,970	—
Sovereign Bonds	—	184,857	—
Taxable Municipal Bonds	—	2,203,169	—
Temporary Cash Investments	—	153,000	—
Futures Contracts—Assets[1]	131	—	—
Futures Contracts—Liabilities[1]	(1,975)	—	—
Swap Contracts—Assets	—	18,938	—
Swap Contracts—Liabilities	—	(325)	—
Total	(1,844)	12,333,396	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2013, the fair value of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	131	18,938	19,069
Liabilities	(1,975)	(325)	(2,300)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2013, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(6,174)	—	(6,174)
Swap Contracts	—	7,868	7,868
Realized Net Gain (Loss) on Derivatives	(6,174)	7,868	1,694

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(5,084)	—	(5,084)
Swap Contracts	—	10,522	10,522
Change in Unrealized Appreciation (Depreciation) on Derivatives	(5,084)	10,522	(5,438)

Long-Term Investment-Grade Fund

At July 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	September 2013	(3,224)	(407,635)	(1,714)
10-Year U.S. Treasury Note	September 2013	840	112,613	(3,370)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2013, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX–IG11–10yr/Baa2[2]	12/20/18	GSI	198,400	2,370	1.400%	7,788
CDX–IG14–10yr/Baa2[3]	6/20/20	BOANA	100,000	112	1.000%	(37)
CDX–IG16–10yr/Baa2[4]	6/20/21	GSI	200,000	3,276	1.000%	1,698
CDX–IG18–10yr/Baa2[5]	6/20/22	GSI	50,000	1,237	1.000%	587
CDX–IG19–10yr/Baa2[6]	12/20/22	DBAG	200,000	6,197	1.000%	2,540
CDX–IG19–10yr/Baa2[6]	12/20/22	BOANA	200,000	6,256	1.000%	2,598
CDX–IG19–10yr/Baa2[6]	12/20/22	BOANA	300,000	9,212	1.000%	3,727
			1,248,400			18,901
Credit Protection Purchased
XL Capital Ltd.	12/20/13	GSI	8,500	(124)	(5.000%)	(288)
						18,613

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 GSI—Goldman Sachs International.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
2 Investment Grade Corporate Credit Default Swap Index-Version 11.
3 Investment Grade Corporate Credit Default Swap Index-Version 14.
4 Investment Grade Corporate Credit Default Swap Index-Version 16.
5 Investment Grade Corporate Credit Default Swap Index-Version 18.
6 Investment Grade Corporate Credit Default Swap Index-Version 19.

Long-Term Investment-Grade Fund

At July 31, 2013, counterparties had deposited in segregated accounts securities with a value of $3,425,000 in connection with open swap contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $7,868,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2013, the cost of investment securities for tax purposes was $11,542,689,000. Net unrealized appreciation of investment securities for tax purposes was $772,094,000, consisting of unrealized gains of $1,070,454,000 on securities that had risen in value since their purchase and $298,360,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2013, the fund purchased $661,063,000 of investment securities and sold $1,251,620,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $522,855,000 and $53,614,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	385,157	36,979	1,097,775	102,417
Issued in Lieu of Cash Distributions	109,722	10,527	239,661	22,290
Redeemed	(618,916)	(59,325)	(1,314,093)	(122,082)
Net Increase (Decrease) —Investor Shares	(124,037)	(11,819)	23,343	2,625
Admiral Shares
Issued	967,586	93,808	3,167,227	293,288
Issued in Lieu of Cash Distributions	204,380	19,608	407,610	37,842
Redeemed	(1,123,807)	(108,757)	(1,642,100)	(152,787)
Net Increase (Decrease) —Admiral Shares	48,159	4,659	1,932,737	178,343

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWEHX		VWEAX
Expense Ratio[1]	0.23%		0.13%
30-Day SEC Yield	4.90%		5.00%

Financial Attributes

		Barclays	Barclays
		Corporate	Aggregate
		High Yield	Bond
	Fund	Index	Index
Number of Bonds	361	2,025	8,395
Yield to Maturity
(before expenses)	5.2%	6.7%	2.3%
Average Coupon	6.4%	7.5%	3.4%
Average Duration	4.7 years	4.4 years	5.5 years
Average Effective
Maturity	5.5 years	5.1 years	7.5 years
Short-Term
Reserves	3.0%	—	—

Sector Diversification (% of portfolio)
Basic Industry			5.9%
Capital Goods			9.1
Communication			21.4
Consumer Cyclical			10.7
Consumer Non-Cyclical			10.2
Energy			5.2
Finance			18.3
Industrial Other			0.5
Technology			9.2
Transportation			1.5
Treasury / Agency			1.5
Utilities			6.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays	Barclays
	Corporate	Aggregate
	High Yield	Bond
	Index	Index
R-Squared	0.97	0.05
Beta	0.89	0.49

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	4.3%
1 - 5 Years	23.9
5 - 10 Years	66.1
10 - 20 Years	3.8
20 - 30 Years	1.2
Over 30 Years	0.7

Distribution by Credit Quality (% of portfolio)

U.S. Government	1.5%
Baa	7.2
Ba	56.0
B	28.9
Caa	4.8
C	1.6

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013
				Barclays
				Corporate
				High Yield
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	8.54%	7.93%	16.47%	27.20%
2005	7.50	-0.16	7.34	8.90
2006	7.02	-3.13	3.89	4.51
2007	7.41	0.48	7.89	11.32
2008	7.13	-6.43	0.70	-0.60
2009	6.83	-23.02	-16.19	-20.67
2010	10.36	22.32	32.68	51.15
2011	8.23	5.47	13.70	16.19
2012	7.35	0.69	8.04	5.83
2013	6.76	5.15	11.91	13.91
2014	2.84	-2.12	0.72	1.97
Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	6.84%	8.92%	7.52%	-0.56%	6.96%
Admiral Shares	11/12/2001	6.94	9.04	7.64	-0.56	7.08

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	94,449	0.6%
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	80,953	0.5%
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	56,989	0.3%
Total U.S. Government and Agency Obligations (Cost $228,475)					232,391	1.4%
Corporate Bonds
Finance
	Banking
	Ally Financial Inc.	8.000%	3/15/20	75,950	89,431	0.5%
1	Barclays Bank plc	6.050%	12/4/17	143,492	156,772	1.0%
	Barclays Bank plc	5.140%	10/14/20	39,235	40,683	0.3%
2	Deutsche Bank AG	4.296%	5/24/28	92,865	84,043	0.5%
1	LBG Capital No.1 plc	7.875%	11/1/20	81,952	86,459	0.5%
	Royal Bank of Scotland
	Group plc	6.125%	12/15/22	113,600	110,546	0.7%
	UBS AG	7.625%	8/17/22	80,150	89,059	0.5%
1	Banking—Other †				98,059	0.6%
	Finance Companies
3	Air Lease Corp.	6.125%	4/1/17	125,330	131,910	0.8%
	Air Lease Corp.	4.750%	3/1/20	43,975	43,645	0.3%
1	CIT Group Inc.	6.625%	4/1/18	120,655	132,720	0.8%
	CIT Group Inc.	5.250%	3/15/18	114,335	121,481	0.8%
	CIT Group Inc.	5.375%	5/15/20	98,370	102,797	0.6%
	CIT Group Inc.	5.000%	8/15/22	98,135	98,135	0.6%
1	CIT Group Inc.	4.250%–5.500%	8/15/17–2/15/19	114,655	119,629	0.7%
1	International Lease
	Finance Corp.	3.875%–8.750%	5/15/16–1/15/22	415,168	451,868	2.8%
	SLM Corp.	5.500%–8.450%	1/25/16–1/25/23	186,635	202,550	1.2%
1	Finance Companies—Other †				85,329	0.5%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	Insurance
2	Hartford Financial Services
	Group Inc.	8.125%	6/15/38	94,960	108,492	0.7%
[1,3]	ING US Inc.	5.500%	7/15/22	121,560	131,525	0.8%
[1,2]	ING US Inc.	5.650%	5/15/53	37,580	35,701	0.2%
1	Insurance—Other †				221,196	1.4%
	Real Estate Investment Trusts †				41,949	0.3%
					2,783,979	17.1%
Industrial
	Basic Industry
	Peabody Energy Corp.	6.000%–7.875%	11/1/16–11/1/26	193,845	202,182	1.2%
1	Basic Industry—Other †				695,104	4.3%
	Capital Goods
	B/E Aerospace Inc.	5.250%	4/1/22	104,885	108,163	0.7%
	Case New Holland Inc.	7.875%	12/1/17	91,500	107,284	0.7%
1	Cemex Finance LLC	9.500%	12/14/16	113,570	121,268	0.7%
1	CNH Capital LLC	3.625%–6.250%	11/1/15–4/15/18	89,785	93,195	0.6%
1	Capital Goods—Other †				950,332	5.8%
	Communication
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.250%–8.125%	10/30/17–1/15/24	265,272	269,063	1.6%
	CSC Holdings LLC	7.625%	7/15/18	79,045	90,902	0.6%
	DISH DBS Corp.	6.750%	6/1/21	133,715	141,236	0.9%
	DISH DBS Corp.	4.625%–7.875%	7/15/17–3/15/23	106,940	107,125	0.7%
	Hughes Satellite
	Systems Corp.	6.500%	6/15/19	88,991	94,553	0.6%
	Intelsat Jackson
	Holdings SA	7.250%	10/15/20	164,947	178,555	1.1%
1	Intelsat Jackson
	Holdings SA	5.500%–8.500%	4/1/19–8/1/23	176,495	184,618	1.1%
	Liberty Interactive LLC	8.250%	2/1/30	97,840	105,423	0.6%
	Liberty Interactive LLC	8.500%	7/15/29	31,878	34,906	0.2%
1	Lynx I Corp.	5.375%	4/15/21	29,130	29,494	0.2%
	Quebecor Media Inc.	5.750%	1/15/23	84,210	81,684	0.5%
	Quebecor Media Inc.	7.750%	3/15/16	55,658	56,423	0.3%
1	Softbank Corp.	4.500%	4/15/20	159,095	154,322	0.9%
1	Sprint Nextel Corp.	7.000%	3/1/20	135,830	149,073	0.9%
1	Sprint Nextel Corp.	9.000%	11/15/18	92,545	110,129	0.7%
1	Unitymedia Hessen
	GmbH & Co. KG /
	Unitymedia NRW GmbH	5.500%	1/15/23	46,780	45,377	0.3%
1	UPCB Finance III Ltd.	6.625%	7/1/20	83,121	88,945	0.5%
1	UPCB Finance V Ltd.	7.250%	11/15/21	40,995	44,787	0.3%
1	UPCB Finance VI Ltd.	6.875%	1/15/22	42,036	44,870	0.3%
	Videotron Ltd.	5.000%	7/15/22	82,242	81,214	0.5%
	Videotron Ltd.	9.125%	4/15/18	11,880	12,459	0.1%
	Virgin Media Finance plc	8.375%	10/15/19	14,560	15,834	0.1%
1	Wind Acquisition Finance SA	11.750%	7/15/17	90,775	95,768	0.6%
1	Communication—Other †				1,025,151	6.3%
	Consumer Cyclical
1	Continental Rubber of
	America Corp.	4.500%	9/15/19	98,885	100,616	0.6%
1	General Motors
	Financial Co. Inc.	4.750%	8/15/17	97,350	101,974	0.6%
1	General Motors
	Financial Co. Inc.	3.250%–6.750%	5/15/18–5/15/23	73,815	78,116	0.5%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
1	QVC Inc.	5.125%–7.500%	10/1/19–7/2/22	69,995	76,020	0.5%
	Wynn Las Vegas LLC /
	Wynn Las Vegas
	Capital Corp.	7.750%	8/15/20	73,000	82,308	0.5%
1	Consumer Cyclical—Other †				1,193,481	7.3%
	Consumer Noncyclical
	HCA Holdings Inc.	6.250%	2/15/21	25,540	26,498	0.2%
	HCA Inc.	6.500%	2/15/20	127,050	139,755	0.9%
	HCA Inc.	4.750%–8.500%	2/15/16–6/15/25	181,180	186,330	1.1%
	Health Management
	Associates Inc.	7.375%	1/15/20	74,537	84,413	0.5%
1	IMS Health Inc.	12.500%	3/1/18	76,475	90,240	0.5%
1	Party City Holdings Inc.	8.875%	8/1/20	88,580	96,774	0.6%
1	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	97,962	0.6%
1	Tenet Healthcare Corp.	4.500%–9.250%	2/1/15–4/1/21	107,992	108,375	0.7%
1	Consumer
	Noncyclical—Other †				720,394	4.4%
	Energy
	Concho Resources Inc.	5.500%	10/1/22	88,070	88,951	0.5%
	Continental Resources Inc.	5.000%	9/15/22	92,870	93,334	0.6%
1	Energy—Other †				605,200	3.7%
	Other Industrial †				79,987	0.5%
	Technology
1	First Data Corp.	6.750%–8.875%	6/15/19–1/15/21	192,644	202,004	1.2%
[3,4]	First Data Corp. Bank Loan	4.191%	9/24/14	48,433	48,383	0.3%
[3,4]	Freescale Semiconductor
	Inc. Bank Loan	5.000%	3/1/20	93,388	94,205	0.6%
	SunGard Data Systems Inc.	7.625%	11/15/20	98,546	107,169	0.7%
	SunGard Data Systems Inc. 6.625%–7.375%		11/15/18–11/1/19	92,420	96,985	0.6%
1	Technology—Other †				843,007	5.2%
	Transportation
	Hertz Corp.	6.750%	4/15/19	82,360	89,052	0.5%
1	Hertz Corp.	4.250%–7.375%	4/1/18–1/15/21	74,735	81,078	0.5%
1	Transportation—Other †				60,860	0.4%
					11,192,910	68.7%
Utilities
	Electric
	AES Corp.	7.750%–8.000%	10/15/15–6/1/20	90,904	104,368	0.6%
1	Calpine Corp.	7.250%	10/15/17	89,007	93,235	0.6%
1	Calpine Corp.	7.500%–7.875%	2/15/21–1/15/23	70,867	76,596	0.5%
	DPL Inc.	7.250%	10/15/21	102,505	106,477	0.6%
	DPL Inc.	6.500%	10/15/16	14,550	15,441	0.1%
	IPALCO Enterprises Inc.	5.000%	5/1/18	14,510	15,145	0.1%
1	Ipalco Enterprises Inc.	7.250%	4/1/16	11,985	13,198	0.1%
	Electric—Other †				31,700	0.2%
	Natural Gas
	El Paso LLC	6.500%–7.750%	6/15/17–1/15/32	155,600	172,256	1.1%
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	86,506	0.5%
1	Kinder Morgan
	Finance Co. LLC	6.000%	1/15/18	45,785	49,448	0.3%
	Natural Gas—Other †				225,120	1.4%
					989,490	6.1%
Total Corporate Bonds (Cost $14,241,580)					14,966,379	91.9%

High-Yield Corporate Fund

				Market	Percentage
				Value•	of Net
	Coupon		Shares	($000)	Assets
Preferred Stocks
Citigroup Capital XIII Pfd.	7.875%		5,301,250	145,784	0.9%
GMAC Capital Trust I Pfd.	8.125%		4,743,200	125,600	0.8%
Hartford Financial Services
Group Inc. Pfd.	7.875%		3,307,200	95,413	0.6%
Total Preferred Stocks (Cost $343,115)				366,797	2.3%
Other † (Cost $27,348)				207	0.0%
Temporary Cash Investments

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements
Bank of America Securities, LLC
(Repurchase Value $99,500,000,
collateralized by Government National
Mortgage Assn. 3.500%–4.000%,
7/15/41–5/20/42;
with a value of $101,490,000)	0.070%	8/1/13	99,500	99,500	0.6%
RBC Capital Markets LLC
(Repurchase Value $126,600,000,
collateralized by Federal National
Mortgage Assn. 3.500%, 8/1/42;
with a value of $129,132,000)	0.070%	8/1/13	126,600	126,600	0.8%
TD Securities (USA) LLC
(Repurchase Value $150,100,000,
collateralized by Federal National
Mortgage Assn. 4.000%, 5/1/42;
with a value of $153,102,000)	0.070%	8/1/13	150,100	150,100	0.9%
Deutsche Bank Securities, Inc.
(Repurchase Value $102,700,000,
collateralized by Federal National
Mortgage Assn. 3.500%–4.000%,
6/1/42–7/1/43; with a value of
$104,754,000)	0.100%	8/1/13	102,700	102,700	0.6%
				478,900	2.9%
Total Temporary Cash Investments (Cost $478,900)				478,900	2.9%
Total Investments (Cost $15,319,418)				16,044,674	98.5%
Other Assets and Liabilities
Other Assets				355,467	2.2%
Liabilities				(116,201)	(0.7%)
				239,266	1.5%
Net Assets				16,283,940	100.0%

High-Yield Corporate Fund

At July 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	15,916,155
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(357,471)
Unrealized Appreciation (Depreciation)	725,256
Net Assets	16,283,940

Investor Shares—Net Assets
Applicable to 791,508,758 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	4,742,956
Net Asset Value Per Share—Investor Shares	$5.99

Admiral Shares—Net Assets
Applicable to 1,925,969,514 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,540,984
Net Asset Value Per Share—Admiral Shares	$5.99

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in  transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the aggregate value of these securities was $4,884,175,000, representing 30.0% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2013, the aggregate value of these securities was $276,115,000, representing 1.7% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Dividends	11,025
Interest	512,423
Total Income	523,448
Expenses
Investment Advisory Fees—Note B	2,773
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,429
Management and Administrative—Admiral Shares	4,851
Marketing and Distribution—Investor Shares	645
Marketing and Distribution—Admiral Shares	1,169
Custodian Fees	69
Shareholders’ Reports—Investor Shares	111
Shareholders’ Reports—Admiral Shares	40
Trustees’ Fees and Expenses	21
Total Expenses	14,108
Net Investment Income	509,340
Realized Net Gain (Loss) on Investment Securities Sold	223,360
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(604,903)
Net Increase (Decrease) in Net Assets Resulting from Operations	127,797

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	509,340	1,103,141
Realized Net Gain (Loss)	223,360	362,214
Change in Unrealized Appreciation (Depreciation)	(604,903)	516,419
Net Increase (Decrease) in Net Assets Resulting from Operations	127,797	1,981,774
Distributions
Net Investment Income
Investor Shares	(150,260)	(363,650)
Admiral Shares	(359,080)	(740,281)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(509,340)	(1,103,931)
Capital Share Transactions
Investor Shares	(754,602)	(154,558)
Admiral Shares	(899,127)	2,045,013
Net Increase (Decrease) from Capital Share Transactions	(1,653,729)	1,890,455
Total Increase (Decrease)	(2,035,272)	2,768,298
Net Assets
Beginning of Period	18,319,212	15,550,914
End of Period	16,283,940	18,319,212

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$6.12	$5.82	$5.78	$5.48	$4.48	$5.82
Investment Operations
Net Investment Income	.174	. 372	. 405	. 422	. 409	. 430
Net Realized and Unrealized Gain (Loss)
on Investments	(.130)	. 300	. 040	. 300	1.000	(1.340)
Total from Investment Operations	. 044	. 672	. 445.722		1.409	(. 910)
Distributions
Dividends from Net Investment Income	(.174)	(. 372)	(. 405)	(. 422)	(. 409)	(. 430)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.174)	(. 372)	(. 405)	(. 422)	(. 409)	(. 430)
Net Asset Value, End of Period	$5.99	$6.12	$5.82	$5.78	$5.48	$4.48

Total Return[1]	0.72%	11.91%	8.04%	13.70%	32.68%	-16.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,743	$5,607	$5,476	$4,909	$5,730	$3,944
Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.23%	0.25%	0.28%	0.27%
Ratio of Net Investment Income to
Average Net Assets	5.79%	6.25%	7.04%	7.59%	8.15%	8.33%
Portfolio Turnover Rate	25%	30%	26%	38%	32%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$6.12	$5.82	$5.78	$5.48	$4.48	$5.82
Investment Operations
Net Investment Income	.177	. 378	. 411	. 429	. 415	. 437
Net Realized and Unrealized Gain (Loss)
on Investments	(.130)	. 300	. 040	. 300	1.000	(1.340)
Total from Investment Operations	. 047	. 678	. 451.729		1.415	(. 903)
Distributions
Dividends from Net Investment Income	(.177)	(. 378)	(. 411)	(. 429)	(. 415)	(. 437)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.177)	(. 378)	(. 411)	(. 429)	(. 415)	(. 437)
Net Asset Value, End of Period	$5.99	$6.12	$5.82	$5.78	$5.48	$4.48

Total Return[1]	0.77%	12.02%	8.15%	13.84%	32.84%	-16.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,541	$12,713	$10,075	$8,320	$5,868	$3,885
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	5.89%	6.35%	7.14%	7.71%	8.28%	8.45%
Portfolio Turnover Rate	25%	30%	26%	38%	32%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed , and sell or retain the collateral up to the net amount owed to the fund.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Prior to May 23, 2012, fees assessed on redemptions of capital shares were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

High-Yield Corporate Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2013, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $2,028,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.81% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	232,391	—
Corporate Bonds	—	14,966,379	—
Preferred Stocks	366,797	—	—
Other	—	—	207
Temporary Cash Investments	—	478,900	—
Total	366,797	15,677,670	207

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

High-Yield Corporate Fund

The fund’s tax-basis capital gains and losses are determined at the end of each fiscal year. For tax purposes, at January 31, 2013, the fund had available capital loss carryforwards totaling $577,285,000 to offset future net capital gains of $167,565,000 through January 31, 2017, and $409,720,000 through January 31, 2018. The fund will use these losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2013, the cost of investment securities for tax purposes was $15,319,418,000. Net unrealized appreciation of investment securities for tax purposes was $725,256,000, consisting of unrealized gains of $859,886,000 on securities that had risen in value since their purchase and $134,630,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2013, the fund purchased $2,067,775,000 of investment securities and sold $3,662,040,000 of investment securities, other than U.S. government securities and temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	266,840	43,303	1,420,740	239,862
Issued in Lieu of Cash Distributions	125,656	20,673	300,334	50,422
Redeemed[1]	(1,147,098)	(188,590)	(1,875,632)	(314,590)
Net Increase (Decrease)—Investor Shares	(754,602)	(124,614)	(154,558)	(24,306)
Admiral Shares
Issued	1,160,681	189,740	3,530,253	593,997
Issued in Lieu of Cash Distributions	239,198	39,360	499,854	83,790
Redeemed[1]	(2,299,006)	(380,368)	(1,985,094)	(330,812)
Net Increase (Decrease)—Admiral Shares	(899,127)	(151,268)	2,045,013	346,975

1 Net of redemption fees for fiscal 2013 of $807,000. Effective May 23, 2012, the redemption fee was eliminated.

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2013	7/31/2013	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$998.35	$0.99
Admiral Shares	1,000.00	998.85	0.50
Institutional Shares	1,000.00	998.99	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$983.04	$0.98
Admiral Shares	1,000.00	983.53	0.49
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$953.16	$1.07
Admiral Shares	1,000.00	953.64	0.58
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,007.16	$1.14
Admiral Shares	1,000.00	1,007.66	0.65
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.20	0.60
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.65	$1.15
Admiral Shares	1,000.00	1,024.15	0.65

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term and Intermediate-Term Investment-Grade Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory agreements between Vanguard Long-Term Investment-Grade and High-Yield Corporate Funds and the funds’ advisor, Wellington Management Company, LLP, (Wellington Management). The board determined that renewing each fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Vanguard. Vanguard has been managing investments for more than three decades and has advised the Short-Term and Intermediate-Term Investment-Grade Funds since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the Long-Term Investment-Grade and High-Yield Corporate Funds since their inceptions. The firm and the funds’ management teams have depth and stability. The portfolio managers of the funds are backed by well-tenured teams of research analysts who conduct detailed fundamental analysis. Wellington Management has provided high-quality advisory services for the Long-Term Investment-Grade and High-Yield Corporate Funds and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory expenses.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade and High-Yield Corporate Funds because Wellington Management is independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the Long-Term Investment-Grade and High-Yield Corporate Funds’ shareholders benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term and Intermediate-Term Investment-Grade Funds, the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q392 092013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (12.4%)
U.S. Government Securities (12.3%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	646,220	672,881
	United States Treasury Note/Bond	0.375%	11/15/14	214,750	215,253
	United States Treasury Note/Bond	2.625%	12/31/14	265,000	274,068
*,1,2	United States Treasury Note/Bond	2.250%	1/31/15	250,000	257,578
	United States Treasury Note/Bond	2.375%	2/28/15	180,000	186,075
	United States Treasury Note/Bond	0.375%	3/15/15	63,500	63,629
	United States Treasury Note/Bond	2.500%	3/31/15	280,000	290,455
	United States Treasury Note/Bond	0.375%	4/15/15	187,712	188,065
	United States Treasury Note/Bond	0.250%	5/15/15	364,885	364,659
	United States Treasury Note/Bond	2.125%	5/31/15	40,000	41,331
	United States Treasury Note/Bond	0.375%	6/15/15	357,021	357,524
	United States Treasury Note/Bond	0.250%	7/15/15	63,800	63,720
	United States Treasury Note/Bond	0.250%	7/31/15	1,062,000	1,060,672
	United States Treasury Note/Bond	1.250%	8/31/15	363	370
	United States Treasury Note/Bond	0.375%	3/15/16	75,000	74,789
	United States Treasury Note/Bond	0.625%	7/15/16	366,750	367,095
	United States Treasury Note/Bond	0.875%	11/30/16	1,000	1,004
	United States Treasury Note/Bond	0.625%	5/31/17	55,255	54,538
	United States Treasury Note/Bond	0.750%	6/30/17	300,000	297,093
	United States Treasury Note/Bond	1.375%	7/31/18	446,250	446,112
	United States Treasury Note/Bond	1.500%	8/31/18	50,000	50,219
	United States Treasury Note/Bond	1.000%	8/31/19	188,000	179,952
					5,507,082
Conventional Mortgage-Backed Securities (0.0%)
3,4	Fannie Mae Pool	6.000%	12/1/16–5/1/17	3,597	3,780
3,4	Fannie Mae Pool	6.500%	9/1/16	2,854	3,038
3,4	Fannie Mae Pool	7.500%	3/1/15	4	4
3,4	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	1,984	2,086
					8,908
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4,5]	Fannie Mae Pool	2.125%	12/1/32	679	699
[3,4,5]	Fannie Mae Pool	2.250%	6/1/33	5,117	5,475
[3,4,5]	Fannie Mae Pool	2.310%	7/1/32	665	713
[3,4,5]	Fannie Mae Pool	2.335%	5/1/33	4,481	4,794
[3,4,5]	Fannie Mae Pool	2.382%	9/1/32	87	93
[3,4,5]	Fannie Mae Pool	2.610%	2/1/37	1,873	2,030
[3,4,5]	Fannie Mae Pool	2.733%	5/1/33	977	1,051
[3,4,5]	Fannie Mae Pool	2.777%	8/1/37	702	745
[3,4,5]	Fannie Mae Pool	2.834%	7/1/33	5,194	5,374
[3,4,5]	Fannie Mae Pool	2.875%	9/1/32	370	393
[3,4,5]	Fannie Mae Pool	2.881%	8/1/33	1,479	1,514
[3,4,5]	Fannie Mae Pool	2.897%	8/1/33	2,506	2,686
[3,4,5]	Fannie Mae Pool	2.910%	8/1/33	1,833	1,885
[3,4,5]	Freddie Mac Non Gold Pool	2.375%	8/1/32	2,190	2,313
[3,4,5]	Freddie Mac Non Gold Pool	2.482%	9/1/32	748	822
[3,4,5]	Freddie Mac Non Gold Pool	2.836%	1/1/33–2/1/33	1,280	1,367
[3,4,5]	Freddie Mac Non Gold Pool	2.842%	8/1/37	2,822	2,973
[3,4,5]	Freddie Mac Non Gold Pool	2.970%	10/1/32	672	721
[3,4,5]	Freddie Mac Non Gold Pool	3.018%	9/1/32	1,065	1,097
[3,4,5]	Freddie Mac Non Gold Pool	3.086%	8/1/33	1,329	1,426

					38,171

Total U.S. Government and Agency Obligations (Cost $5,570,258)					5,554,161
Asset-Backed/Commercial Mortgage-Backed Securities (18.8%)
4	Ally Auto Receivables Trust 2010-2	2.090%	5/15/15	32,261	32,446
4,6	Ally Auto Receivables Trust 2010-3	2.690%	2/15/17	18,850	19,197
4	Ally Auto Receivables Trust 2011-1	2.230%	3/15/16	70,500	71,400
4	Ally Auto Receivables Trust 2012-1	1.210%	7/15/16	14,300	14,378
4	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	11,450	11,452
4	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	24,150	24,063

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	Ally Master Owner Trust Series 2010-2	4.250%	4/15/17	2,600	2,744
4,6	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	15,500	16,392
4,5	Ally Master Owner Trust Series 2010-4	1.261%	8/15/17	64,150	64,779
[4,5,6]	Ally Master Owner Trust Series 2010-4	1.741%	8/15/17	39,172	39,701
[4,5,6]	Ally Master Owner Trust Series 2010-4	2.141%	8/15/17	29,770	30,114
4	Ally Master Owner Trust Series 2012-3	1.210%	6/15/17	39,400	39,599
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	78,200	77,546
4,5	American Express Credit Account Secured Note Trust
	2012-1	0.461%	1/15/20	33,950	33,906
4,5	American Express Credit Account Secured Note Trust
	2012-4	0.431%	5/15/20	101,400	100,836
4,5	American Express Credit Account Secured Note Trust
	2012-4	0.741%	5/15/20	27,755	27,709
4,5	American Express Issuance Trust II 2013-1	0.471%	2/15/19	131,000	130,262
4,6	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	16,990	18,057
4,6	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	11,185	12,690
4	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	7,400	7,425
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	3,200	3,108
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	14,600	14,242
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	16,100	15,940
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	20,500	20,237
[4,5,6]	Arkle Master Issuer plc Series 2010-1	1.524%	5/17/60	26,540	26,795
[4,5,6]	Arran Residential Mortgages Funding 2010-1 plc	1.674%	5/16/47	18,499	18,701
[4,5,6]	Arran Residential Mortgages Funding 2011-1 plc	1.724%	11/19/47	32,730	33,002
6	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	12,950	13,412
4,5	BA Credit Card Trust 2007-A4	0.231%	11/15/19	36,370	35,916
4,6	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,900	4,621
4	Banc of America Commercial Mortgage Trust 2007-2	5.622%	4/10/49	23,534	26,357
4	Banc of America Commercial Mortgage Trust 2008-1	6.206%	2/10/51	6,835	7,856
4,7	Banc of America Funding 2006-H Trust	3.016%	9/20/46	31,884	23,621
4	Banc of America Mortgage 2003-F Trust	2.765%	7/25/33	1,923	1,956
4	Bank of America Mortgage 2002-J Trust	3.796%	9/25/32	24	24
[4,5,6]	Bank of America Student Loan Trust 2010-1A	1.066%	2/25/43	48,436	48,606
4,6	Bank of Montreal	1.950%	1/30/18	21,900	22,481
6	Bank of Nova Scotia	2.150%	8/3/16	19,800	20,480
6	Bank of Nova Scotia	1.950%	1/30/17	16,300	16,715
6	Bank of Nova Scotia	1.750%	3/22/17	11,057	11,256
4,5	Bank One Issuance Trust Series 2004-C2	0.991%	2/15/17	6,600	6,585
4,6	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	16,363	16,433
4,7	Bear Stearns ARM Trust 2006-4	2.746%	10/25/36	41,483	31,394
4,7	Bear Stearns ARM Trust 2007-3	2.875%	5/25/47	31,586	23,897
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.713%	6/11/40	14,563	16,516
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	133,432	147,172
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR18	5.613%	6/11/50	3,928	3,930
[4,5,6]	BMW Floorplan Master Owner Trust 2012-1A	0.591%	9/15/17	93,500	93,515
4,5	Brazos Higher Education Authority Inc. Series 2005-3	0.473%	6/25/26	15,150	14,122
4,5	Brazos Higher Education Authority Inc. Series 2010-1	1.173%	5/25/29	37,897	38,086
4,5	Brazos Higher Education Authority Inc. Series 2011-1	1.073%	2/25/30	48,400	48,224
4,6	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	8,603	8,589
4,6	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	15,563	15,437
4	Capital Auto Receivables Asset Trust 2013-1	0.970%	1/22/18	18,000	17,805
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	5,600	5,520
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	5,420	5,278
4,5	Capital One Multi-asset Execution Trust 2003-C3	2.441%	7/15/16	33,411	33,460
4,5	Capital One Multi-asset Execution Trust 2004-C2	1.241%	12/15/16	2,940	2,935
4,5	Capital One Multi-asset Execution Trust 2005-A9	0.281%	8/15/18	5,500	5,481
4,5	Capital One Multi-asset Execution Trust 2006-A11	0.281%	6/17/19	36,860	36,598
4,5	Capital One Multi-asset Execution Trust 2007-A1	0.241%	11/15/19	27,690	27,428
4,5	Capital One Multi-asset Execution Trust 2007-A2	0.271%	12/16/19	225,675	222,949
4,5	Capital One Multi-asset Execution Trust 2007-A5	0.231%	7/15/20	144,145	141,823

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[4,5,6]	Cards II Trust 2012-4A	0.641%	9/15/17	27,040	27,058
4	CarMax Auto Owner Trust 2010-2	2.040%	10/15/15	29,000	29,273
4	CarMax Auto Owner Trust 2013-2	1.910%	3/15/18	5,940	5,940
4	CarMax Auto Owner Trust 2013-2	2.850%	1/18/19	3,630	3,630
4	CD 2007-CD4 Commercial Mortgage Trust	5.205%	12/11/49	12,537	12,599
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	21,400	21,415
4,6	CFCRE Commercial Mortgage Trust 2011-C1	5.547%	4/15/44	3,100	3,270
4,6	CFCRE Commercial Mortgage Trust 2011-C2	5.559%	12/15/47	14,930	16,169
4,5	Chase Issuance Trust 2007-C1	0.651%	4/15/19	30,600	30,028
4,5	Chase Issuance Trust 2012-A10	0.451%	12/16/19	117,000	116,276
4,5	Chase Issuance Trust 2012-A2	0.461%	5/15/19	85,150	84,914
4	Chase Issuance Trust 2012-A3	0.790%	6/15/17	59,700	59,868
4	CHL Mortgage Pass-Through Trust 2003-HYB3	2.693%	11/19/33	2,157	2,094
4,7	CHL Mortgage Pass-Through Trust 2006-HYB1	2.648%	3/20/36	17,375	12,570
4,7	CHL Mortgage Pass-Through Trust 2007-HYB2	2.878%	2/25/47	20,655	15,912
4,6	CIT Equipment Collateral 2012-VT1	1.100%	8/22/16	25,300	25,375
4,5	Citibank Credit Card Issuance Trust 2005-C2	0.661%	3/24/17	4,380	4,353
4,5	Citibank Credit Card Issuance Trust 2006-A7	0.333%	12/17/18	31,075	30,780
4,5	Citibank Credit Card Issuance Trust 2006-A8	0.308%	12/17/18	16,125	15,957
4	Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	24,075	27,991
4,5	Citibank Credit Card Issuance Trust 2008-A7	1.567%	5/20/20	61,200	63,993
4,5	Citibank Credit Card Issuance Trust 2013-A2	0.471%	5/26/20	89,600	88,991
4,6	Citibank Omni Master Trust 2009-A13	5.350%	8/15/18	77,575	81,133
[4,5,6]	Citibank Omni Master Trust 2009-A14A	2.941%	8/15/18	134,245	137,390
4,6	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	127,312	133,942
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,980	5,685
4,6	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,042
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	4,885	4,850
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,100	5,745
4,7	Citigroup Mortgage Loan Trust 2007-AR8	2.771%	7/25/37	1,871	1,568
4,6	CLI Funding V LLC 2013-1A	2.830%	3/18/28	25,557	25,130
4	CNH Equipment Trust 2010-B	1.740%	1/17/17	46,112	46,427
4	CNH Equipment Trust 2010-C	1.750%	5/16/16	57,000	57,569
4	CNH Equipment Trust 2011-B	1.290%	9/15/17	3,200	3,217
4	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	24,600	27,381
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	36,900	40,787
4	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	910	910
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	2,821
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,020
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	11/15/45	13,310	12,403
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,955	5,538
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,433
4	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	6,000	5,702
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	22,465	22,173
4	COMM 2013-CCRE9 Mortgage Trust	4.379%	7/10/45	19,500	20,320
4,6	COMM 2013-CCRE9 Mortgage Trust	4.403%	7/10/45	11,250	11,363
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	3,829
4,6	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,115
4	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	9,600	10,240
4	Commercial Mortgage Trust 2006-GG7	5.860%	7/10/38	34,650	38,327
6	Commonwealth Bank of Australia	2.250%	3/16/17	50,220	51,644
4	Credit Suisse Commercial Mortgage Trust 2006-C3	5.798%	6/15/38	12,084	13,317
4	Credit Suisse Commercial Mortgage Trust 2007-C5	5.589%	9/15/40	3,064	3,067
4,6	Cronos Containers Program Ltd. 2012-2A	3.810%	9/18/27	16,225	16,451
4,5	Discover Card Execution Note Trust 2010-A2	0.771%	3/15/18	133,900	134,859
4,5	Discover Card Execution Note Trust 2012-A4	0.561%	11/15/19	75,400	75,533
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	114,300	109,931
4,5	Discover Card Execution Note Trust 2013-A1	0.491%	8/17/20	74,900	74,456
6	DNB Boligkreditt AS	1.450%	3/21/18	34,300	33,483
4,6	Dominos Pizza Master Issuer LLC 2012-1A	5.216%	1/25/42	33,020	35,415
4	Dryrock Issuance Trust Series 2012-2	0.640%	8/15/18	13,500	13,428
4,6	Enterprise Fleet Financing LLC Series 2011-2	1.430%	10/20/16	16,461	16,512
4,6	Enterprise Fleet Financing LLC Series 2011-2	1.900%	10/20/16	12,300	12,418
4,6	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	12,201	12,362

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	31,351	31,354
4,6	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	10,300	10,282
4,7	First Horizon Mortgage Pass-Through Trust 2006-AR3	2.061%	11/25/36	14,439	11,366
7	First Horizon Mortgage Pass-Through Trust 2006-AR4	2.567%	1/25/37	33,205	27,471
4,6	Fontainebleau Miami Beach Trust 2012-FBLU	2.887%	5/5/27	5,070	5,115
4	Ford Credit Auto Lease Trust 2011-B	1.420%	1/15/15	15,000	15,085
4,6	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	10,050	10,022
4	Ford Credit Auto Lease Trust 2013-A	0.780%	4/15/16	13,500	13,484
4	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	18,050	18,022
4	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	13,780	13,707
4	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	6,040	6,161
4	Ford Credit Auto Owner Trust 2013-A	1.150%	7/15/18	8,200	8,165
4	Ford Credit Auto Owner Trust 2013-A	1.360%	10/15/18	4,000	3,977
4	Ford Credit Auto Owner Trust 2013-B	1.110%	10/15/18	10,460	10,255
4	Ford Credit Auto Owner Trust 2013-B	1.320%	1/15/19	4,130	4,052
4	Ford Credit Auto Owner Trust 2013-B	1.820%	11/15/19	3,340	3,255
4	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	4,900	4,896
4	Ford Credit Auto Owner Trust 2013-C	1.910%	3/15/19	4,250	4,245
4	Ford Credit Auto Owner Trust 2013-C	2.500%	1/15/20	4,550	4,544
[4,5,6]	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	1.891%	2/15/17	81,067	82,652
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	22,356	23,499
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.990%	2/15/17	21,000	22,162
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	26,800	27,164
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	0.940%	9/15/16	12,100	12,071
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	1.390%	9/15/16	28,200	28,181
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	116,300	115,463
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	7,200	7,121
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	8,650	8,574
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.370%	1/15/18	25,699	25,415
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.820%	1/15/18	9,660	9,611
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-3	1.740%	6/15/17	7,529	7,510
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	6,180	6,121
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	6,630	6,490
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	2,650	2,601
4,6	FRS I LLC 2013-1A	1.800%	4/15/43	7,111	7,073
4,6	FRS I LLC 2013-1A	3.080%	4/15/43	29,242	28,570
4,5	GE Capital Credit Card Master Note Trust Series 2011-
	2	1.191%	5/15/19	50,270	50,141
4	GE Capital Credit Card Master Note Trust Series 2012-
	2	2.220%	1/15/22	72,000	71,736
4	GE Capital Credit Card Master Note Trust Series 2012-
	6	1.360%	8/17/20	90,140	89,068
4,5	GE Dealer Floorplan Master Note Trust Series 2012-1	0.762%	2/20/17	43,600	43,721
4,5	GE Dealer Floorplan Master Note Trust Series 2012-2	0.942%	4/22/19	48,100	48,474
4,5	GE Dealer Floorplan Master Note Trust Series 2012-4	0.632%	10/20/17	25,000	24,999
4	GMACM Mortgage Loan Trust 2005-AR6	3.610%	11/19/35	6,050	5,537
4,6	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	83,300	84,279
[4,5,6]	Golden Credit Card Trust 2012-3A	0.641%	7/17/17	60,000	60,091
[4,5,6]	Golden Credit Card Trust 2013-1A	0.441%	2/15/18	39,200	39,053

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Granite Master Issuer plc Series 2007-1	0.332%	12/20/54	7,643	7,467
4,5	Granite Master Issuer plc Series 2007-2	0.272%	12/17/54	2,567	2,506
4,6	Great America Leasing Receivables 2011-1	2.340%	4/15/16	19,525	19,706
4,6	Great America Leasing Receivables 2013-1	1.160%	5/15/18	11,500	11,374
4	GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	26,869	29,210
4,6	GS Mortgage Securities Trust 2010-C2	5.226%	12/10/43	3,530	3,654
4,6	GS Mortgage Securities Trust 2011-ALF	3.215%	2/10/21	14,370	14,523
4,6	GS Mortgage Securities Trust 2011-ALF	3.563%	2/10/21	5,025	5,051
4,6	GS Mortgage Securities Trust 2011-GC3	5.543%	3/10/44	2,280	2,427
4,6	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	10,650	10,494
4,6	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	13,985	13,066
4,6	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,072
4	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	2,400	2,377
4	GS Mortgage Securities Trust 2013-GC13	4.175%	7/10/46	22,170	22,835
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	16,420	15,484
4	Harley-Davidson Motorcycle Trust 2010-1	1.530%	9/15/15	21,114	21,179
4	Harley-Davidson Motorcycle Trust 2011-1	1.310%	3/15/17	5,800	5,839
4	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	18,350	18,111
4,6	Hertz Vehicle Financing LLC 2009-2A	5.290%	3/25/16	15,250	16,164
4,6	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	61,900	65,524
4,6	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	41,500	43,756
4,6	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	80,200	78,644
[4,5,6]	Holmes Master Issuer plc 2011-3A	1.818%	10/21/54	14,276	14,443
4,6	Hyundai Auto Lease Securitization Trust 2012-A	1.050%	4/17/17	22,000	22,066
4,6	Hyundai Auto Lease Securitization Trust 2013-A	0.660%	6/15/16	20,650	20,590
4,6	Hyundai Auto Lease Securitization Trust 2013-A	0.770%	10/17/16	9,952	9,894
4	Hyundai Auto Receivables Trust 2009-A	3.150%	3/15/16	13,902	13,984
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	8,100	8,204
4	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	5,840	5,790
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	9,850	9,755
[4,5,6]	Hyundai Floorplan Master Owner Trust Series 2013-1	0.541%	5/15/18	20,000	19,976
[4,5,6]	Hyundai Floorplan Master Owner Trust Series 2013-1	0.841%	5/15/18	8,950	8,904
4,6	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	18,818	18,637
5	Illinois Student Assistance Commission Series 2010-1	1.316%	4/25/22	30,264	30,489
4,6	Irvine Core Office Trust 2013-IRV	2.068%	5/15/48	5,668	5,518
4,6	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	14,450	13,634
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP1	4.625%	3/15/46	1,154	1,160
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP9	5.298%	5/15/47	13,311	13,367
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	4,880	5,448
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP11	5.799%	6/15/49	25,830	25,996
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.827%	2/15/51	17,287	17,372
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	7,003
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	2,300	2,501
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	3,300	3,464
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,140	3,290
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.526%	11/15/43	6,225	6,622
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.526%	11/15/43	7,100	7,286
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	17,600	18,981
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	26,091	28,218
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	2,930	3,043

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.314%	8/15/46	4,100	4,541
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	2,950	2,769
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,030	3,827
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,850	5,589
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	14,110	14,353
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	4,885	4,812
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	11,321	10,588
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	17,080	16,918
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.027%	7/15/45	7,520	7,454
[4,5,6]	Kildare Securities Ltd. 2007-1A	0.394%	12/10/43	11,923	11,581
[4,5,6]	Lanark Master Issuer plc 2012-2A	1.673%	12/22/54	31,950	32,398
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	9,765	10,786
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	34,743	38,781
4,6	Macquarie Equipment Funding Trust 2011-A	1.910%	4/20/17	11,538	11,607
4,6	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	13,647	13,548
4,6	Master Credit Card Trust 2012-2A	1.970%	4/21/17	4,000	3,996
4,6	Master Credit Card Trust 2013-3A	2.280%	1/22/18	4,319	4,318
4	MASTR Adjustable Rate Mortgages Trust 2004-3	2.278%	4/25/34	2,889	2,809
4,5	MBNA Credit Card Master Note Trust 2004-A3	0.451%	8/16/21	17,800	17,561
4,5	MBNA Credit Card Master Note Trust 2004-C2	1.091%	11/15/16	39,715	39,701
4	Mercedes-Benz Auto Lease Trust 2013-A	0.720%	12/17/18	18,500	18,377
4,6	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	51,700	51,583
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A2	1.915%	2/25/33	3,176	3,139
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A4	2.665%	7/25/33	1,028	997
4	Merrill Lynch Mortgage Trust 2007-C1	5.746%	6/12/50	5,147	5,161
4	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	9,173	9,176
4,6	MMAF Equipment Finance LLC 2009-A	3.510%	1/15/30	18,586	18,984
4,6	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	24,275	24,628
4,6	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	27,800	28,959
4,6	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	13,800	13,901
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	5,870	5,677
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,000	1,960
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,700	5,354
4,6	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	18,555	17,176
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.219%	7/15/46	24,600	25,206
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	6,400	5,963
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,940	2,728
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	9,080	8,558
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	47,802	53,423
4	Morgan Stanley Capital I Trust 2007-TOP27	5.647%	6/11/42	781	782
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,459
4,6	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	12,645	12,067
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	2.285%	6/25/36	15,143	14,252
[4,5,6]	Motor 2012 plc	0.686%	2/25/20	40,905	40,921
4,6	Motor 2012 plc	1.286%	2/25/20	12,030	12,048

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	National Australia Bank Ltd.	2.000%	6/20/17	30,200	30,799
[4,5,6]	Navistar Financial Dealer Note Master Owner Trust
	Series 2013-1	0.860%	1/25/18	28,900	28,935
4	Nissan Auto Lease Trust 2012-A	1.130%	5/15/17	13,250	13,292
4	Nissan Auto Lease Trust 2013-A	0.740%	10/15/18	15,750	15,636
4,5	Nissan Master Owner Trust Receivables Series 2012-A	0.661%	5/15/17	61,700	61,785
4,5	Nissan Master Owner Trust Receivables Series 2013-A	0.491%	2/15/18	39,200	39,059
5	North Carolina State Education Assistance Authority
	2011-1	1.166%	1/26/26	37,100	37,329
4,5	North Carolina State Education Assistance Authority
	2011-2	1.066%	7/25/25	5,420	5,443
4,6	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	10,927
4,6	Rental Car Finance Corp. 2011-1A	2.510%	2/25/16	87,600	89,850
4,7	RFMSI Series 2006-SA2 Trust	3.635%	8/25/36	29,041	23,645
4,7	RFMSI Series 2006-SA3 Trust	3.924%	9/25/36	11,172	9,035
	Royal Bank of Canada	1.200%	9/19/17	31,200	30,588
4	Santander Drive Auto Receivables Trust 2013-1	1.760%	1/15/19	4,810	4,653
4	Santander Drive Auto Receivables Trust 2013-2	1.330%	3/15/18	6,000	5,912
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	24,200	23,408
[4,5,6]	Silverstone Master Issuer plc 2010-1A	1.766%	1/21/55	30,740	31,386
6	Skandinaviska Enskilda Banken AB	1.375%	5/29/18	42,200	40,682
4,5	SLM Student Loan Trust 2005-5	0.366%	4/25/25	83,550	82,810
4,5	SLM Student Loan Trust 2005-9	0.386%	1/27/25	26,343	26,151
4,5	SLM Student Loan Trust 2006-4	0.366%	10/27/25	26,251	25,771
4,5	SLM Student Loan Trust 2006-5	0.376%	1/25/27	24,500	23,221
4,5	SLM Student Loan Trust 2006-6	0.376%	10/27/25	36,300	34,481
4,5	SLM Student Loan Trust 2007-1	0.356%	1/26/26	66,950	63,722
[4,5,6]	SLM Student Loan Trust 2011-A	1.191%	10/15/24	15,606	15,638
4,6	SLM Student Loan Trust 2011-A	4.370%	4/17/28	12,200	13,146
4,6	SLM Student Loan Trust 2011-B	3.740%	2/15/29	60,000	63,294
[4,5,6]	SLM Student Loan Trust 2011-C	1.591%	12/15/23	19,324	19,451
4,6	SLM Student Loan Trust 2011-C	4.540%	10/17/44	22,200	23,877
4,5	SLM Student Loan Trust 2012-6	0.470%	9/25/19	34,620	34,496
[4,5,6]	SLM Student Loan Trust 2012-B	1.291%	12/15/21	8,539	8,571
4,6	SLM Student Loan Trust 2012-B	3.480%	10/15/30	15,200	15,905
[4,5,6]	SLM Student Loan Trust 2012-E	0.941%	10/16/23	22,674	22,642
[4,5,6]	SLM Student Loan Trust 2013-1	1.241%	5/17/27	24,000	23,649
4,6	SLM Student Loan Trust 2013-1	2.500%	3/15/47	8,000	7,425
4,6	SLM Student Loan Trust 2013-B	1.850%	6/17/30	14,750	14,166
4,6	SLM Student Loan Trust 2013-B	3.000%	5/16/44	6,500	6,090
[4,5,6]	SMART ABS Series 2010-1US Trust	1.691%	12/14/15	36,311	36,545
[4,5,6]	SMART ABS Series 2011-1US Trust	1.041%	10/14/14	2,818	2,820
4,6	SMART ABS Series 2011-1US Trust	1.770%	10/14/14	8,486	8,500
4,6	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	42,300	42,965
4,6	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	26,850	27,370
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	26,200	26,121
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	9,100	8,989
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	18,500	18,216
4,6	Sonic Capital LLC 2011-1A	5.438%	5/20/41	9,791	10,433
4,5	South Carolina Student Loan Corp. Revenue 2010-1	1.266%	7/25/25	30,100	30,235
6	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	11,250	10,785
6	SpareBank 1 Boligkreditt AS	1.750%	11/15/19	24,490	23,029
6	Stadshypotek AB	1.250%	5/23/18	12,815	12,389
6	Swedbank Hypotek AB	1.375%	3/28/18	14,200	13,786
4,6	Textainer Marine Containers Ltd. 2011-1A	4.700%	6/15/26	13,300	13,312
6	Toronto-Dominion Bank	1.625%	9/14/16	19,350	19,778
6	Toronto-Dominion Bank	1.500%	3/13/17	59,800	60,322
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,266
4,6	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	17,665	17,086
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	8,915	8,279
4,6	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	10,700	10,073
4	Volkswagen Auto Lease Trust 2012-A	1.060%	5/22/17	17,750	17,773
4	Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	15,500	15,617
[4,5,6]	Volkswagen Credit Auto Master Owner Trust 2011-1A	0.872%	9/20/16	35,450	35,566

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	Volvo Financial Equipment LLC Series 2012-1	2.380%	9/16/19	5,400	5,470
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	9,959	10,742
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	46,760	51,544
4	Wachovia Bank Commercial Mortgage Trust Series
	2007-C34	5.569%	5/15/46	15,979	16,004
4	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18	2.496%	1/25/33	312	313
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7	2.319%	8/25/33	2,044	2,007
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9	2.429%	9/25/33	2,811	2,814
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	4,050	3,800
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,581
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	12,700	12,993
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.440%	7/15/46	4,906	4,912
4,7	Wells Fargo Mortgage Backed Securities 2006-AR14
	Trust	2.637%	10/25/36	27,530	24,097
6	Westpac Banking Corp.	1.375%	7/17/15	6,480	6,560
6	Westpac Banking Corp.	1.250%	12/15/17	13,436	13,110
4,6	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	5,975	6,304
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	8,855	8,234
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,630	11,433
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,072
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,400	4,193
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	8,360	7,849
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,704
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,082
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	19,000	18,627
4	World Omni Automobile Lease Securitization Trust
	2011-A	1.780%	9/15/16	31,000	31,212
4,5,6	World Omni Master Owner Trust 2013-1	0.541%	2/15/18	18,000	17,961

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $8,438,116)					8,432,683

Corporate Bonds (58.3%)
Finance (26.6%)
	Banking (20.5%)
	Abbey National Treasury Services plc	2.875%	4/25/14	19,625	19,932
6	Abbey National Treasury Services plc	3.875%	11/10/14	22,155	22,754
	Abbey National Treasury Services plc	4.000%	4/27/16	54,780	58,292
	American Express Centurion Bank	0.875%	11/13/15	14,640	14,620
	American Express Centurion Bank	6.000%	9/13/17	47,600	55,017
	American Express Co.	6.150%	8/28/17	17,853	20,710
	American Express Co.	7.000%	3/19/18	22,315	27,025
	American Express Credit Corp.	1.750%	6/12/15	12,035	12,240
	American Express Credit Corp.	2.750%	9/15/15	55,697	57,786
	American Express Credit Corp.	2.800%	9/19/16	71,075	74,453
	American Express Credit Corp.	2.375%	3/24/17	31,210	32,044
	Associated Banc-Corp	1.875%	3/12/14	43,900	43,995
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	19,500	19,456
6	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	38,325	40,321
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	54,192	54,070
	Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	16,600	16,057
6	Banco Votorantim SA	5.250%	2/11/16	11,720	12,133
	Bancolombia SA	4.250%	1/12/16	7,820	8,076
	Bank of America Corp.	7.375%	5/15/14	30,501	32,030
	Bank of America Corp.	5.375%	6/15/14	14,700	15,287
	Bank of America Corp.	4.500%	4/1/15	69,150	72,749
	Bank of America Corp.	3.700%	9/1/15	5,960	6,234
	Bank of America Corp.	1.500%	10/9/15	24,365	24,388
	Bank of America Corp.	3.625%	3/17/16	13,175	13,826

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	3.750%	7/12/16	6,350	6,714
Bank of America Corp.	6.500%	8/1/16	63,503	71,880
Bank of America Corp.	5.625%	10/14/16	19,010	21,176
Bank of America Corp.	5.420%	3/15/17	18,952	20,507
Bank of America Corp.	3.875%	3/22/17	48,900	51,663
Bank of America Corp.	6.000%	9/1/17	61,384	69,258
Bank of America Corp.	5.750%	12/1/17	21,695	24,466
Bank of America Corp.	5.650%	5/1/18	9,750	10,949
Bank of America NA	5.300%	3/15/17	9,760	10,657
Bank of America NA	6.100%	6/15/17	6,429	7,189
Bank of Montreal	0.800%	11/6/15	19,500	19,458
Bank of Montreal	2.500%	1/11/17	103,165	106,482
Bank of Montreal	1.400%	9/11/17	41,205	40,580
Bank of Montreal	1.450%	4/9/18	48,550	47,289
Bank of New York Mellon Corp.	4.950%	3/15/15	41,945	44,592
Bank of New York Mellon Corp.	0.700%	10/23/15	29,260	29,192
Bank of New York Mellon Corp.	2.300%	7/28/16	28,134	29,083
Bank of New York Mellon Corp.	2.400%	1/17/17	28,950	29,739
Bank of New York Mellon Corp.	1.969%	6/20/17	8,300	8,320
Bank of Nova Scotia	2.050%	10/7/15	14,680	15,044
Bank of Nova Scotia	0.750%	10/9/15	29,360	29,274
Bank of Nova Scotia	2.900%	3/29/16	12,255	12,808
Bank of Nova Scotia	1.375%	7/15/16	78,000	78,529
Bank of Nova Scotia	2.550%	1/12/17	62,130	64,211
Bank of Nova Scotia	1.375%	12/18/17	22,000	21,504
Bank One Corp.	4.900%	4/30/15	14,615	15,549
Barclays Bank plc	5.200%	7/10/14	39,635	41,324
Barclays Bank plc	2.750%	2/23/15	48,700	50,006
Barclays Bank plc	5.000%	9/22/16	81,175	89,914
BB&T Corp.	2.050%	4/28/14	18,015	18,218
BB&T Corp.	5.700%	4/30/14	27,020	28,049
BB&T Corp.	5.200%	12/23/15	21,527	23,472
BB&T Corp.	3.200%	3/15/16	44,240	46,452
BB&T Corp.	3.950%	4/29/16	9,890	10,617
BB&T Corp.	2.150%	3/22/17	59,751	60,451
BB&T Corp.	4.900%	6/30/17	9,750	10,697
BB&T Corp.	1.600%	8/15/17	21,460	21,158
BB&T Corp.	1.450%	1/12/18	11,705	11,377
BB&T Corp.	2.050%	6/19/18	15,430	15,362
BBVA US Senior SAU	4.664%	10/9/15	128,791	132,911
Bear Stearns Cos. LLC	5.300%	10/30/15	22,345	24,383
Bear Stearns Cos. LLC	5.550%	1/22/17	24,450	27,042
Bear Stearns Cos. LLC	6.400%	10/2/17	20,970	24,256
Bear Stearns Cos. LLC	7.250%	2/1/18	46,126	55,407
BNP Paribas SA	3.250%	3/11/15	29,581	30,610
BNP Paribas SA	3.600%	2/23/16	84,830	89,514
BNP Paribas SA	2.375%	9/14/17	163,375	164,522
BNY Mellon NA	4.750%	12/15/14	22,530	23,622
Branch Banking & Trust Co.	5.625%	9/15/16	9,510	10,715
Canadian Imperial Bank of Commerce	1.350%	7/18/16	23,460	23,567
Canadian Imperial Bank of Commerce	1.550%	1/23/18	39,200	38,326
Capital One Financial Corp.	2.150%	3/23/15	26,325	26,749
Capital One Financial Corp.	6.150%	9/1/16	4,335	4,859
Capital One NA	1.500%	3/22/18	60,320	58,173
Citigroup Inc.	6.375%	8/12/14	12,910	13,596
Citigroup Inc.	5.000%	9/15/14	18,920	19,666
Citigroup Inc.	5.500%	10/15/14	17,475	18,395
Citigroup Inc.	6.010%	1/15/15	27,006	28,828
Citigroup Inc.	4.875%	5/7/15	9,728	10,282
Citigroup Inc.	4.700%	5/29/15	18,762	19,868
Citigroup Inc.	4.587%	12/15/15	12,700	13,613
Citigroup Inc.	5.300%	1/7/16	7,315	7,940
Citigroup Inc.	1.250%	1/15/16	2,445	2,425
Citigroup Inc.	3.953%	6/15/16	66,640	70,534

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup Inc.	5.850%	8/2/16	17,290	19,243
	Citigroup Inc.	4.450%	1/10/17	24,385	26,259
	Citigroup Inc.	6.125%	11/21/17	33,755	38,655
[4,6,8]	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	2
	Comerica Bank	5.700%	6/1/14	17,530	18,256
	Comerica Bank	5.750%	11/21/16	17,000	19,334
	Comerica Bank	5.200%	8/22/17	6,825	7,554
	Commonwealth Bank of Australia	1.950%	3/16/15	45,350	46,257
	Commonwealth Bank of Australia	1.250%	9/18/15	33,150	33,497
6	Commonwealth Bank of Australia	3.250%	3/17/16	30,600	32,220
	Commonwealth Bank of Australia	1.900%	9/18/17	38,825	38,878
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	11,700	12,010
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	136,258	143,815
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	16,358	16,042
	Countrywide Financial Corp.	6.250%	5/15/16	24,370	26,782
	Credit Suisse	5.500%	5/1/14	53,895	55,879
	Credit Suisse	3.500%	3/23/15	42,440	44,309
	Credit Suisse USA Inc.	4.875%	1/15/15	17,953	19,028
	Credit Suisse USA Inc.	5.125%	8/15/15	45,875	49,697
	Credit Suisse USA Inc.	5.375%	3/2/16	31,175	34,418
	Credit Suisse USA Inc.	5.850%	8/16/16	17,150	19,332
6	Danske Bank A/S	3.875%	4/14/16	34,600	36,535
	Deutsche Bank AG	3.875%	8/18/14	8,280	8,546
	Deutsche Bank AG	3.450%	3/30/15	28,435	29,693
	Deutsche Bank AG	3.250%	1/11/16	94,511	99,170
	Deutsche Bank AG	6.000%	9/1/17	124,497	143,798
	Deutsche Bank Financial LLC	5.375%	3/2/15	6,794	7,171
	Fifth Third Bank	0.900%	2/26/16	43,915	43,326
	Fifth Third Bank	1.450%	2/28/18	43,915	42,673
4	Fifth Third Capital Trust IV	6.500%	4/15/67	395	394
	First Horizon National Corp.	5.375%	12/15/15	54,051	58,502
	Goldman Sachs Group Inc.	5.150%	1/15/14	7,030	7,161
	Goldman Sachs Group Inc.	5.000%	10/1/14	15,515	16,239
	Goldman Sachs Group Inc.	5.125%	1/15/15	62,333	65,824
	Goldman Sachs Group Inc.	3.300%	5/3/15	45,479	46,969
	Goldman Sachs Group Inc.	3.700%	8/1/15	50,131	52,318
	Goldman Sachs Group Inc.	5.350%	1/15/16	40,460	44,046
	Goldman Sachs Group Inc.	3.625%	2/7/16	62,215	65,209
	Goldman Sachs Group Inc.	5.750%	10/1/16	38,000	42,489
	Goldman Sachs Group Inc.	5.625%	1/15/17	12,690	13,826
	Goldman Sachs Group Inc.	6.250%	9/1/17	68,105	77,692
	Goldman Sachs Group Inc.	5.950%	1/18/18	58,585	65,985
	Goldman Sachs Group Inc.	2.375%	1/22/18	26,771	26,491
	Goldman Sachs Group Inc.	6.150%	4/1/18	30,320	34,602
6	HSBC Bank plc	1.500%	5/15/18	28,965	27,992
	HSBC Bank USA NA	6.000%	8/9/17	10,110	11,459
	HSBC USA Inc.	2.375%	2/13/15	95,532	97,714
	HSBC USA Inc.	1.625%	1/16/18	64,365	62,899
	HSBC USA Inc.	5.000%	9/27/20	7,815	8,295
6	ING Bank NV	3.750%	3/7/17	20,317	21,208
	Intesa Sanpaolo SPA	3.125%	1/15/16	73,200	72,751
	Intesa Sanpaolo SPA	3.875%	1/16/18	70,570	68,684
	JPMorgan Chase & Co.	4.875%	3/15/14	34,090	34,981
	JPMorgan Chase & Co.	5.125%	9/15/14	26,719	27,936
	JPMorgan Chase & Co.	3.700%	1/20/15	44,237	46,145
	JPMorgan Chase & Co.	4.750%	3/1/15	14,210	15,030
	JPMorgan Chase & Co.	1.875%	3/20/15	34,900	35,373
	JPMorgan Chase & Co.	3.400%	6/24/15	18,315	19,132
5	JPMorgan Chase & Co.	1.476%	9/1/15	10,570	10,564
	JPMorgan Chase & Co.	5.150%	10/1/15	9,850	10,637
	JPMorgan Chase & Co.	1.100%	10/15/15	27,325	27,321
	JPMorgan Chase & Co.	2.600%	1/15/16	19,937	20,551
	JPMorgan Chase & Co.	1.125%	2/26/16	29,275	29,120
	JPMorgan Chase & Co.	3.450%	3/1/16	53,570	56,243

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	3.150%	7/5/16	70,101	73,480
	JPMorgan Chase & Co.	2.000%	8/15/17	4,400	4,397
	JPMorgan Chase & Co.	6.000%	1/15/18	55,695	63,909
	JPMorgan Chase Bank NA	5.875%	6/13/16	9,750	10,846
	JPMorgan Chase Bank NA	6.000%	7/5/17	8,592	9,760
	JPMorgan Chase Bank NA	6.000%	10/1/17	9,755	11,142
	KeyBank NA	1.650%	2/1/18	43,050	42,088
	Lloyds TSB Bank plc	4.875%	1/21/16	95,452	103,355
	Lloyds TSB Bank plc	4.200%	3/28/17	50,690	54,324
6	Lloyds TSB Bank plc	6.500%	9/14/20	15,135	16,215
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	39,089	45,921
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	24,395	23,794
4	Manufacturers & Traders Trust Co.	5.629%	12/1/21	9,755	10,031
	Mellon Funding Corp.	5.000%	12/1/14	6,100	6,438
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	29,825	31,107
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	28,828	30,344
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	31,402	34,425
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	4,570	4,991
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	14,597	16,658
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	43,040	50,485
	Morgan Stanley	4.750%	4/1/14	53,100	54,290
	Morgan Stanley	4.200%	11/20/14	24,140	25,008
	Morgan Stanley	4.100%	1/26/15	36,900	38,299
	Morgan Stanley	6.000%	4/28/15	29,560	31,786
	Morgan Stanley	4.000%	7/24/15	16,600	17,341
	Morgan Stanley	5.375%	10/15/15	26,120	28,163
	Morgan Stanley	3.450%	11/2/15	9,750	10,103
	Morgan Stanley	1.750%	2/25/16	6,000	5,995
	Morgan Stanley	3.800%	4/29/16	59,590	62,565
	Morgan Stanley	5.750%	10/18/16	19,595	21,756
	Morgan Stanley	5.450%	1/9/17	60,452	66,139
	Morgan Stanley	4.750%	3/22/17	24,485	26,345
	Morgan Stanley	5.550%	4/27/17	19,495	21,434
	Morgan Stanley	6.250%	8/28/17	8,765	9,906
	Morgan Stanley	5.950%	12/28/17	43,105	48,315
	National Australia Bank Ltd.	2.000%	3/9/15	21,160	21,599
	National Australia Bank Ltd.	1.600%	8/7/15	9,750	9,872
	National Australia Bank Ltd.	1.300%	7/25/16	58,600	58,658
	National Australia Bank Ltd.	2.750%	3/9/17	19,460	20,097
	National Australia Bank Ltd.	2.300%	7/25/18	42,000	42,068
	National Bank of Canada	1.500%	6/26/15	3,900	3,951
	National Bank of Canada	1.450%	11/7/17	37,600	36,722
	National City Bank	5.250%	12/15/16	14,250	15,982
	National City Bank	5.800%	6/7/17	14,625	16,602
	National City Corp.	4.900%	1/15/15	29,078	30,743
6	Nordea Bank AB	1.625%	5/15/18	13,130	12,765
	PNC Bank NA	0.800%	1/28/16	26,345	26,258
	PNC Bank NA	5.250%	1/15/17	9,760	10,878
	PNC Bank NA	4.875%	9/21/17	14,135	15,687
	PNC Bank NA	6.000%	12/7/17	4,885	5,670
	PNC Bank NA	6.875%	4/1/18	4,197	5,045
	PNC Funding Corp.	5.400%	6/10/14	6,820	7,097
	PNC Funding Corp.	3.625%	2/8/15	34,200	35,682
	PNC Funding Corp.	4.250%	9/21/15	23,385	25,050
	PNC Funding Corp.	2.700%	9/19/16	28,240	29,387
	Regions Bank	7.500%	5/15/18	13,250	15,578
	Regions Financial Corp.	5.750%	6/15/15	20,608	22,122
	Regions Financial Corp.	2.000%	5/15/18	27,350	26,336
	Royal Bank of Canada	1.150%	3/13/15	19,324	19,473
	Royal Bank of Canada	2.625%	12/15/15	4,380	4,565
	Royal Bank of Canada	2.875%	4/19/16	73,300	76,947
	Royal Bank of Canada	2.300%	7/20/16	37,250	38,508
	Royal Bank of Canada	2.200%	7/27/18	81,600	81,505
	Royal Bank of Scotland Group plc	2.550%	9/18/15	73,250	74,800

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Royal Bank of Scotland NV	4.650%	6/4/18	15,950	16,145
	Royal Bank of Scotland plc	4.875%	3/16/15	23,159	24,350
	Royal Bank of Scotland plc	3.950%	9/21/15	43,868	46,014
	Royal Bank of Scotland plc	4.375%	3/16/16	86,765	92,839
	Santander Holdings USA Inc.	3.000%	9/24/15	19,640	20,044
	Santander Holdings USA Inc.	4.625%	4/19/16	26,634	28,259
6	Societe Generale SA	3.100%	9/14/15	3,900	4,017
6	Societe Generale SA	3.500%	1/15/16	12,750	13,316
	Societe Generale SA	2.750%	10/12/17	64,380	65,284
	SouthTrust Corp.	5.800%	6/15/14	25,467	26,648
	State Street Bank & Trust Co.	5.300%	1/15/16	7,261	7,951
	State Street Corp.	5.375%	4/30/17	19,520	21,898
	State Street Corp.	1.350%	5/15/18	4,885	4,744
	Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	14,300	14,410
	Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	30,670	30,351
5	SunTrust Bank	0.574%	4/1/15	5,855	5,815
	SunTrust Banks Inc.	3.600%	4/15/16	33,405	35,345
	Svenska Handelsbanken AB	3.125%	7/12/16	13,310	13,988
	Svenska Handelsbanken AB	2.875%	4/4/17	29,750	30,852
	Svenska Handelsbanken AB	1.625%	3/21/18	8,560	8,385
6	Swedbank AB	2.125%	9/29/17	2,800	2,786
6	Swedbank AB	1.750%	3/12/18	28,745	28,101
	Toronto-Dominion Bank	2.500%	7/14/16	23,796	24,789
	UBS AG	3.875%	1/15/15	19,873	20,722
	UBS AG	5.875%	12/20/17	95,625	110,528
	UBS AG	5.750%	4/25/18	115,735	134,147
	UBS AG	4.875%	8/4/20	7,750	8,547
	Union Bank NA	5.950%	5/11/16	46,300	51,800
	Union Bank NA	3.000%	6/6/16	56,590	59,202
	Union Bank NA	2.125%	6/16/17	29,740	29,696
	US Bancorp	4.200%	5/15/14	4,871	5,011
	US Bancorp	2.450%	7/27/15	24,350	25,173
	US Bancorp	2.200%	11/15/16	19,530	20,069
	US Bancorp	1.650%	5/15/17	29,570	29,532
5	US Bank NA	0.548%	10/14/14	21,100	21,139
	US Bank NA	4.950%	10/30/14	19,420	20,434
4	US Bank NA	3.778%	4/29/20	42,700	44,642
	Wachovia Bank NA	4.800%	11/1/14	18,500	19,422
	Wachovia Bank NA	4.875%	2/1/15	11,750	12,437
	Wachovia Bank NA	5.000%	8/15/15	9,750	10,440
	Wachovia Bank NA	5.600%	3/15/16	26,540	29,449
	Wachovia Bank NA	6.000%	11/15/17	44,673	51,418
	Wachovia Corp.	4.875%	2/15/14	13,305	13,608
	Wachovia Corp.	5.250%	8/1/14	41,415	43,205
	Wachovia Corp.	5.625%	10/15/16	34,080	38,350
	Wachovia Corp.	5.750%	2/1/18	30,845	35,622
8	Washington Mutual Bank / Debt not acquired by JPMorgan
		6.875%	6/15/11	21,983	44
	Wells Fargo & Co.	4.625%	4/15/14	13,750	14,146
	Wells Fargo & Co.	3.676%	6/15/16	53,334	56,873
	Wells Fargo & Co.	1.250%	7/20/16	34,715	34,629
	Wells Fargo Bank NA	4.750%	2/9/15	11,265	11,916
	Wells Fargo Bank NA	0.750%	7/20/15	14,650	14,630
	Westpac Banking Corp.	4.200%	2/27/15	46,575	49,093
	Westpac Banking Corp.	3.000%	8/4/15	27,650	28,880
	Westpac Banking Corp.	1.125%	9/25/15	26,500	26,625
	Westpac Banking Corp.	3.000%	12/9/15	33,150	34,681
	Westpac Banking Corp.	0.950%	1/12/16	19,500	19,451
	Westpac Banking Corp.	2.000%	8/14/17	64,200	64,659
	Westpac Banking Corp.	1.600%	1/12/18	51,255	50,464
	Westpac Banking Corp.	2.250%	7/30/18	20,830	20,757
	Brokerage (0.2%)
	Ameriprise Financial Inc.	5.650%	11/15/15	6,820	7,532

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Charles Schwab Corp.	0.850%	12/4/15	14,650	14,631
	Charles Schwab Corp.	2.200%	7/25/18	5,080	5,069
	Franklin Resources Inc.	1.375%	9/15/17	15,270	14,904
	Franklin Resources Inc.	2.800%	9/15/22	4,888	4,611
	Jefferies Group LLC	5.875%	6/8/14	4,050	4,185
	Jefferies Group LLC	3.875%	11/9/15	11,400	11,826
	Jefferies Group LLC	5.125%	4/13/18	1,825	1,955
8	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	Finance Companies (1.9%)
	General Electric Capital Corp.	4.750%	9/15/14	10,000	10,479
	General Electric Capital Corp.	3.750%	11/14/14	33,995	35,344
	General Electric Capital Corp.	2.150%	1/9/15	140	143
	General Electric Capital Corp.	3.500%	6/29/15	19,406	20,373
	General Electric Capital Corp.	1.625%	7/2/15	24,395	24,737
	General Electric Capital Corp.	4.375%	9/21/15	9,264	9,916
	General Electric Capital Corp.	2.250%	11/9/15	18,790	19,262
	General Electric Capital Corp.	1.000%	12/11/15	6,830	6,830
	General Electric Capital Corp.	5.000%	1/8/16	22,905	25,041
	General Electric Capital Corp.	2.950%	5/9/16	39,930	41,807
	General Electric Capital Corp.	3.350%	10/17/16	46,380	49,136
	General Electric Capital Corp.	2.900%	1/9/17	49,035	50,978
	General Electric Capital Corp.	5.400%	2/15/17	28,300	31,618
	General Electric Capital Corp.	2.300%	4/27/17	68,867	70,015
	General Electric Capital Corp.	5.625%	9/15/17	10,735	12,224
	General Electric Capital Corp.	1.625%	4/2/18	14,640	14,362
	General Electric Capital Corp.	5.625%	5/1/18	29,835	34,300
4	General Electric Capital Corp.	6.375%	11/15/67	7,035	7,492
	HSBC Finance Corp.	5.250%	4/15/15	19,525	20,864
	HSBC Finance Corp.	5.000%	6/30/15	44,605	47,713
	HSBC Finance Corp.	5.500%	1/19/16	63,490	69,733
5	HSBC Finance Corp.	0.705%	6/1/16	17,450	17,289
	SLM Corp.	3.875%	9/10/15	63,420	64,784
	SLM Corp.	6.250%	1/25/16	101,274	108,345
	SLM Corp.	6.000%	1/25/17	40,380	42,953
	SLM Corp.	4.625%	9/25/17	19,520	19,709
	Insurance (2.6%)
	ACE INA Holdings Inc.	5.700%	2/15/17	34,287	38,756
	Aetna Inc.	6.500%	9/15/18	11,700	13,923
	Aflac Inc.	2.650%	2/15/17	9,750	10,054
	Alleghany Corp.	5.625%	9/15/20	8,890	9,786
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	19,492	22,639
	American International Group Inc.	2.375%	8/24/15	9,750	9,882
	American International Group Inc.	5.050%	10/1/15	29,135	31,559
	American International Group Inc.	4.875%	9/15/16	33,520	36,900
	American International Group Inc.	5.600%	10/18/16	9,770	10,955
	American International Group Inc.	3.800%	3/22/17	21,465	22,799
	American International Group Inc.	5.450%	5/18/17	13,300	14,803
	American International Group Inc.	5.850%	1/16/18	61,431	69,999
	American International Group Inc.	8.250%	8/15/18	22,020	27,547
	Assurant Inc.	2.500%	3/15/18	29,300	28,778
	Axis Capital Holdings Ltd.	5.750%	12/1/14	40,440	42,812
	Axis Specialty Finance LLC	5.875%	6/1/20	2,440	2,713
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	25,180	25,369
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	24,144	27,991
	Berkshire Hathaway Inc.	3.200%	2/11/15	8,860	9,208
	Berkshire Hathaway Inc.	2.200%	8/15/16	4,850	5,033
	Berkshire Hathaway Inc.	1.900%	1/31/17	25,140	25,552
	Berkshire Hathaway Inc.	1.550%	2/9/18	33,823	33,480
	Chubb Corp.	5.750%	5/15/18	5,793	6,754
4	Chubb Corp.	6.375%	3/29/67	4,850	5,274
	Cigna Corp.	2.750%	11/15/16	9,600	10,003
	CNA Financial Corp.	5.850%	12/15/14	10,130	10,797
	CNA Financial Corp.	6.500%	8/15/16	20,495	23,300

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CNA Financial Corp.	7.350%	11/15/19	3,900	4,780
	Coventry Health Care Inc.	6.125%	1/15/15	25,955	27,857
	Genworth Holdings Inc.	5.750%	6/15/14	5,821	6,057
	Genworth Holdings Inc.	6.515%	5/22/18	1,950	2,211
	Genworth Holdings Inc.	7.700%	6/15/20	3,080	3,650
	Hartford Financial Services Group Inc.	4.000%	3/30/15	8,400	8,783
	Hartford Financial Services Group Inc.	4.000%	10/15/17	2,585	2,769
	Jefferson-Pilot Corp.	4.750%	1/30/14	8,780	8,950
	Manulife Financial Corp.	3.400%	9/17/15	14,620	15,317
6	MassMutual Global Funding II	3.125%	4/14/16	14,850	15,628
6	MassMutual Global Funding II	2.500%	10/17/22	8,475	7,699
	MetLife Inc.	2.375%	2/6/14	39,000	39,388
	MetLife Inc.	6.750%	6/1/16	40,950	47,222
	MetLife Inc.	1.756%	12/15/17	14,600	14,473
6	Metropolitan Life Global Funding I	1.500%	1/10/18	29,350	28,712
	PartnerRe Finance A LLC	6.875%	6/1/18	15,400	18,049
6	Pricoa Global Funding I	1.600%	5/29/18	14,650	14,240
	Principal Financial Group Inc.	1.850%	11/15/17	15,600	15,406
6	Principal Life Global Funding I	5.050%	3/15/15	7,750	8,263
6	Principal Life Global Funding II	1.000%	12/11/15	20,500	20,523
4	Progressive Corp.	6.700%	6/15/67	12,690	13,896
	Prudential Financial Inc.	5.100%	9/20/14	9,350	9,794
	Prudential Financial Inc.	6.200%	1/15/15	11,465	12,300
	Prudential Financial Inc.	4.750%	9/17/15	19,095	20,624
	Prudential Financial Inc.	3.000%	5/12/16	11,725	12,264
	Reinsurance Group of America Inc.	5.625%	3/15/17	12,900	14,169
	Reinsurance Group of America Inc.	6.450%	11/15/19	15,073	17,471
	Transatlantic Holdings Inc.	5.750%	12/14/15	33,950	37,122
	Travelers Cos. Inc.	6.250%	6/20/16	10,125	11,611
	Travelers Cos. Inc.	5.750%	12/15/17	13,875	16,028
	Travelers Cos. Inc.	5.800%	5/15/18	21,850	25,490
	UnitedHealth Group Inc.	1.400%	10/15/17	24,600	24,307
	WellPoint Inc.	5.250%	1/15/16	9,985	10,943
	WellPoint Inc.	5.875%	6/15/17	10,500	11,996
	XL Group plc	5.250%	9/15/14	42,514	44,471
	Other Finance (0.1%)
	NYSE Euronext	2.000%	10/5/17	39,800	39,776
	ORIX Corp.	3.750%	3/9/17	19,000	19,549
	Real Estate Investment Trusts (1.3%)
	Brandywine Operating Partnership LP	5.400%	11/1/14	4,850	5,116
	Brandywine Operating Partnership LP	5.700%	5/1/17	12,016	13,229
	Brandywine Operating Partnership LP	4.950%	4/15/18	12,000	12,927
	DDR Corp.	7.500%	4/1/17	405	473
	DDR Corp.	4.750%	4/15/18	19,480	21,126
	Digital Realty Trust LP	4.500%	7/15/15	53,100	55,878
	Duke Realty LP	7.375%	2/15/15	4,875	5,312
	Duke Realty LP	5.950%	2/15/17	9,620	10,646
	Duke Realty LP	6.500%	1/15/18	3,470	4,024
	ERP Operating LP	6.584%	4/13/15	7,583	8,300
	ERP Operating LP	5.125%	3/15/16	15,380	16,947
	ERP Operating LP	5.375%	8/1/16	20,380	22,824
6	Goodman Funding Pty Ltd.	6.375%	11/12/20	19,140	21,116
	HCP Inc.	3.750%	2/1/16	19,351	20,419
	HCP Inc.	6.000%	1/30/17	9,750	11,041
	HCP Inc.	5.625%	5/1/17	1,270	1,426
	HCP Inc.	6.700%	1/30/18	29,475	34,677
	Health Care REIT Inc.	3.625%	3/15/16	8,088	8,526
	Health Care REIT Inc.	4.700%	9/15/17	9,565	10,470
	Health Care REIT Inc.	2.250%	3/15/18	4,875	4,823
	Health Care REIT Inc.	4.125%	4/1/19	23,730	25,001
	Kilroy Realty LP	4.800%	7/15/18	17,860	19,136
	Kimco Realty Corp.	5.783%	3/15/16	15,783	17,446
	ProLogis LP	6.250%	3/15/17	15,125	17,158

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ProLogis LP	4.500%	8/15/17	7,300	7,803
	ProLogis LP	6.625%	5/15/18	9,980	11,678
	Realty Income Corp.	2.000%	1/31/18	4,870	4,770
	Regency Centers LP	5.875%	6/15/17	13,675	15,296
	Senior Housing Properties Trust	4.300%	1/15/16	9,700	10,112
	Simon Property Group LP	5.100%	6/15/15	9,225	9,981
	Simon Property Group LP	6.100%	5/1/16	5,820	6,515
	Simon Property Group LP	5.250%	12/1/16	11,087	12,428
	Simon Property Group LP	2.800%	1/30/17	22,815	23,665
	Simon Property Group LP	5.875%	3/1/17	9,180	10,405
	Simon Property Group LP	2.150%	9/15/17	46,550	47,164
	Simon Property Group LP	6.125%	5/30/18	39,039	46,018
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	14,650	14,341
					11,906,075
Industrial (27.6%)
	Basic Industry (2.3%)
	Air Products & Chemicals Inc.	2.000%	8/2/16	10,920	11,208
	Air Products & Chemicals Inc.	1.200%	10/15/17	11,225	11,001
	Barrick Gold Corp.	2.900%	5/30/16	35,735	35,614
6	Barrick Gold Corp.	2.500%	5/1/18	6,850	6,358
	Barrick Gold Corp.	6.950%	4/1/19	9,900	10,842
6	Barrick International Barbados Corp.	5.750%	10/15/16	14,700	15,673
	Barrick North America Finance LLC	6.800%	9/15/18	18,730	20,925
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	55,475	57,381
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	23,315	23,777
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	68,645	68,858
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	30,292	34,225
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	14,119	16,993
	CF Industries Inc.	6.875%	5/1/18	30,090	35,657
	Eastman Chemical Co.	2.400%	6/1/17	20,804	21,066
	Ecolab Inc.	2.375%	12/8/14	15,050	15,357
	Ecolab Inc.	1.450%	12/8/17	19,515	19,115
	EI du Pont de Nemours & Co.	5.875%	1/15/14	208	213
	EI du Pont de Nemours & Co.	1.950%	1/15/16	33,820	34,732
	EI du Pont de Nemours & Co.	2.750%	4/1/16	4,149	4,334
	EI du Pont de Nemours & Co.	5.250%	12/15/16	11,389	12,915
	EI du Pont de Nemours & Co.	6.000%	7/15/18	60,448	71,886
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	9,745	9,759
	Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	6,820	6,667
6	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	36,185	34,294
6	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	15,620	14,396
	Goldcorp Inc.	2.125%	3/15/18	14,640	13,955
	International Paper Co.	5.300%	4/1/15	4,750	5,075
	International Paper Co.	7.950%	6/15/18	7,250	9,042
	Nucor Corp.	5.750%	12/1/17	8,790	10,091
	Nucor Corp.	5.850%	6/1/18	24,788	28,763
	Plains Exploration & Production Co.	6.875%	2/15/23	17,000	18,254
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	19,684	20,428
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	90,366	95,736
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	19,228	19,827
	Rio Tinto Finance USA plc	1.375%	6/17/16	38,045	38,063
	Rio Tinto Finance USA plc	2.000%	3/22/17	27,130	27,210
	Rio Tinto Finance USA plc	1.625%	8/21/17	56,667	55,791
	Teck Resources Ltd.	3.850%	8/15/17	8,395	8,750
	Teck Resources Ltd.	2.500%	2/1/18	4,880	4,791
	Vale Overseas Ltd.	6.250%	1/11/16	14,610	16,141
	Vale Overseas Ltd.	6.250%	1/23/17	34,040	38,006
6	Xstrata Finance Canada Ltd.	2.050%	10/23/15	29,280	29,295
6	Xstrata Finance Canada Ltd.	3.600%	1/15/17	15,600	15,907
	Capital Goods (2.8%)
6	ABB Treasury Center USA Inc.	2.500%	6/15/16	14,650	15,212
	Bemis Co. Inc.	5.650%	8/1/14	10,130	10,585
	Boeing Capital Corp.	2.125%	8/15/16	17,810	18,437

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Boeing Co.	3.500%	2/15/15	25,710	26,890
	Boeing Co.	0.950%	5/15/18	25,805	24,834
	Case New Holland Inc.	7.750%	9/1/13	27,925	28,065
	Caterpillar Financial Services Corp.	6.125%	2/17/14	24,280	25,033
	Caterpillar Financial Services Corp.	1.650%	4/1/14	26,625	26,856
	Caterpillar Financial Services Corp.	4.750%	2/17/15	11,900	12,628
	Caterpillar Financial Services Corp.	1.100%	5/29/15	17,910	18,055
	Caterpillar Financial Services Corp.	2.750%	6/24/15	9,250	9,624
	Caterpillar Financial Services Corp.	2.650%	4/1/16	10,520	10,970
	Caterpillar Financial Services Corp.	2.050%	8/1/16	24,750	25,452
	Caterpillar Financial Services Corp.	1.625%	6/1/17	4,885	4,878
	Caterpillar Financial Services Corp.	1.250%	11/6/17	11,950	11,709
	Caterpillar Inc.	1.500%	6/26/17	9,750	9,708
	CRH America Inc.	4.125%	1/15/16	38,050	40,107
	CRH America Inc.	8.125%	7/15/18	9,760	11,845
	Danaher Corp.	1.300%	6/23/14	13,300	13,410
	Danaher Corp.	2.300%	6/23/16	23,508	24,345
	Embraer Overseas Ltd.	6.375%	1/24/17	8,390	9,200
	Emerson Electric Co.	4.125%	4/15/15	9,220	9,752
	General Dynamics Corp.	1.375%	1/15/15	10,550	10,696
	General Dynamics Corp.	2.250%	7/15/16	5,637	5,842
	General Dynamics Corp.	1.000%	11/15/17	69,160	67,128
	General Electric Co.	0.850%	10/9/15	18,420	18,427
	General Electric Co.	5.250%	12/6/17	82,550	94,062
	Harsco Corp.	5.125%	9/15/13	8,000	8,032
	Harsco Corp.	2.700%	10/15/15	10,192	10,289
	Honeywell International Inc.	5.300%	3/1/18	4,710	5,431
	Honeywell International Inc.	5.000%	2/15/19	22,275	25,523
	Illinois Tool Works Inc.	5.150%	4/1/14	18,725	19,284
6	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	17,860	17,735
	John Deere Capital Corp.	1.250%	12/2/14	11,470	11,597
	John Deere Capital Corp.	2.950%	3/9/15	32,950	34,197
	John Deere Capital Corp.	0.875%	4/17/15	4,875	4,904
	John Deere Capital Corp.	0.950%	6/29/15	16,575	16,686
	John Deere Capital Corp.	0.700%	9/4/15	6,350	6,356
	John Deere Capital Corp.	0.750%	1/22/16	22,900	22,832
	John Deere Capital Corp.	2.250%	6/7/16	28,375	29,371
	John Deere Capital Corp.	1.850%	9/15/16	37,815	38,688
	John Deere Capital Corp.	2.000%	1/13/17	12,680	12,843
	John Deere Capital Corp.	1.400%	3/15/17	19,490	19,418
	John Deere Capital Corp.	2.800%	9/18/17	6,570	6,871
	John Deere Capital Corp.	1.200%	10/10/17	35,105	34,448
	John Deere Capital Corp.	1.300%	3/12/18	19,525	19,108
	John Deere Capital Corp.	5.350%	4/3/18	14,635	16,810
	John Deere Capital Corp.	5.750%	9/10/18	4,880	5,733
	L-3 Communications Corp.	3.950%	11/15/16	11,560	12,308
	Lockheed Martin Corp.	2.125%	9/15/16	17,210	17,672
	Lockheed Martin Corp.	4.250%	11/15/19	19,250	21,096
	Mohawk Industries Inc.	6.375%	1/15/16	6,146	6,785
	Precision Castparts Corp.	0.700%	12/20/15	18,045	18,023
	Precision Castparts Corp.	1.250%	1/15/18	62,205	60,659
	Raytheon Co.	6.750%	3/15/18	7,360	8,898
	Republic Services Inc.	3.800%	5/15/18	5,686	6,060
	Roper Industries Inc.	1.850%	11/15/17	9,760	9,663
	Roper Industries Inc.	2.050%	10/1/18	9,590	9,490
6	Schneider Electric SA	2.950%	9/27/22	5,850	5,520
	United Technologies Corp.	4.875%	5/1/15	3,700	3,974
	United Technologies Corp.	1.800%	6/1/17	74,200	75,010
	United Technologies Corp.	5.375%	12/15/17	25,080	28,875
	United Technologies Corp.	4.500%	4/15/20	2,600	2,901
	Waste Management Inc.	6.375%	3/11/15	12,647	13,693
	Waste Management Inc.	2.600%	9/1/16	8,200	8,502

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Communication (4.9%)
	America Movil SAB de CV	5.500%	3/1/14	9,966	10,228
	America Movil SAB de CV	5.750%	1/15/15	26,875	28,646
	America Movil SAB de CV	3.625%	3/30/15	48,771	50,729
	America Movil SAB de CV	2.375%	9/8/16	87,760	90,333
	America Movil SAB de CV	5.625%	11/15/17	15,730	17,972
	American Tower Corp.	4.625%	4/1/15	18,589	19,503
	American Tower Corp.	4.500%	1/15/18	4,875	5,189
	AT&T Inc.	5.100%	9/15/14	45,013	47,283
	AT&T Inc.	0.875%	2/13/15	26,250	26,331
	AT&T Inc.	2.500%	8/15/15	61,005	62,998
	AT&T Inc.	0.900%	2/12/16	14,700	14,655
	AT&T Inc.	2.950%	5/15/16	28,580	30,020
	AT&T Inc.	5.625%	6/15/16	22,605	25,367
	AT&T Inc.	2.400%	8/15/16	75,441	77,958
	AT&T Inc.	1.600%	2/15/17	29,180	29,215
	AT&T Inc.	1.700%	6/1/17	79,910	79,836
	AT&T Inc.	1.400%	12/1/17	24,400	23,871
	AT&T Inc.	5.500%	2/1/18	92,604	106,345
	AT&T Inc.	5.600%	5/15/18	7,800	9,060
	BellSouth Corp.	5.200%	9/15/14	30,175	31,588
6	British Sky Broadcasting Group plc	6.100%	2/15/18	6,010	6,896
6	British Sky Broadcasting Group plc	9.500%	11/15/18	12,464	16,330
6	BSKYB Finance UK plc	5.625%	10/15/15	3,484	3,813
	CBS Corp.	1.950%	7/1/17	10,701	10,703
	Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	31,216	31,930
	Comcast Cable Communications LLC	8.875%	5/1/17	30,900	38,712
	Comcast Corp.	6.500%	1/15/15	30,799	33,385
	Comcast Corp.	5.850%	11/15/15	13,578	15,116
	Comcast Corp.	5.900%	3/15/16	48,790	54,959
	Comcast Corp.	6.500%	1/15/17	37,960	44,287
	Comcast Corp.	6.300%	11/15/17	35,945	42,648
	Comcast Corp.	5.875%	2/15/18	24,722	28,984
	Comcast Corp.	5.700%	5/15/18	25,310	29,575
	COX Communications Inc.	5.450%	12/15/14	6,667	7,088
	Deutsche Telekom International Finance BV	4.875%	7/8/14	3,265	3,390
6	Deutsche Telekom International Finance BV	3.125%	4/11/16	38,016	39,749
6	Deutsche Telekom International Finance BV	2.250%	3/6/17	7,075	7,167
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.750%	10/1/14	10,232	10,686
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.550%	3/15/15	41,125	42,722
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	7,960	8,275
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	12,035	12,623
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	32,230	32,570
	Discovery Communications LLC	3.700%	6/1/15	27,677	29,089
	Embarq Corp.	7.082%	6/1/16	10,195	11,524
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	14,650	15,492
	NBCUniversal Media LLC	3.650%	4/30/15	18,185	19,125
	NBCUniversal Media LLC	2.875%	4/1/16	76,495	80,362
	Omnicom Group Inc.	5.900%	4/15/16	23,808	26,676
	Orange SA	2.125%	9/16/15	14,288	14,533
	Orange SA	2.750%	9/14/16	6,840	7,091
	Qwest Corp.	7.500%	10/1/14	9,033	9,688
	Qwest Corp.	6.500%	6/1/17	7,003	7,953
	Reed Elsevier Capital Inc.	7.750%	1/15/14	9,150	9,424
	Rogers Communications Inc.	7.500%	3/15/15	5,299	5,852
	TCI Communications Inc.	8.750%	8/1/15	9,860	11,376
	Telefonica Emisiones SAU	4.949%	1/15/15	18,925	19,757
	Telefonica Emisiones SAU	3.729%	4/27/15	5,860	6,041
	Telefonica Emisiones SAU	3.992%	2/16/16	28,375	29,450
	Telefonica Emisiones SAU	6.421%	6/20/16	14,670	16,145
	Telefonica Emisiones SAU	3.192%	4/27/18	19,540	19,309
	Telefonos de Mexico SAB de CV	5.500%	1/27/15	9,775	10,383
	Thomson Reuters Corp.	5.700%	10/1/14	22,400	23,686

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Time Warner Cable Inc.	3.500%	2/1/15	22,325	22,970
	Time Warner Cable Inc.	5.850%	5/1/17	17,610	19,186
	Verizon Communications Inc.	1.250%	11/3/14	8,810	8,880
	Verizon Communications Inc.	4.900%	9/15/15	7,300	7,915
	Verizon Communications Inc.	0.700%	11/2/15	24,520	24,476
	Verizon Communications Inc.	5.550%	2/15/16	22,097	24,517
	Verizon Communications Inc.	3.000%	4/1/16	5,120	5,375
	Verizon Communications Inc.	2.000%	11/1/16	38,441	39,374
	Verizon Communications Inc.	5.500%	4/1/17	13,675	15,485
	Verizon Communications Inc.	5.500%	2/15/18	22,508	25,791
	Verizon Communications Inc.	6.100%	4/15/18	16,575	19,463
	Vodafone Group plc	4.150%	6/10/14	23,971	24,682
	Vodafone Group plc	5.375%	1/30/15	6,890	7,332
	Vodafone Group plc	0.900%	2/19/16	17,788	17,649
	Vodafone Group plc	5.750%	3/15/16	13,871	15,430
	Vodafone Group plc	2.875%	3/16/16	47,325	49,094
	Vodafone Group plc	5.625%	2/27/17	38,412	43,182
	Vodafone Group plc	1.625%	3/20/17	42,491	42,002
	Vodafone Group plc	1.250%	9/26/17	45,023	43,486
	Vodafone Group plc	1.500%	2/19/18	38,865	37,704
	WPP Finance UK	8.000%	9/15/14	23,355	25,102
	Consumer Cyclical (3.4%)
	AutoZone Inc.	5.750%	1/15/15	11,270	12,064
	AutoZone Inc.	5.500%	11/15/15	6,275	6,899
	AutoZone Inc.	7.125%	8/1/18	31,557	37,927
	Brinker International Inc.	2.600%	5/15/18	6,840	6,768
	CVS Caremark Corp.	5.750%	6/1/17	23,207	26,806
6	Daimler Finance North America LLC	2.300%	1/9/15	19,480	19,838
6	Daimler Finance North America LLC	2.400%	4/10/17	9,740	9,883
6	Daimler Finance North America LLC	2.375%	8/1/18	38,500	38,446
	Dollar General Corp.	4.125%	7/15/17	9,760	10,347
	Dollar General Corp.	1.875%	4/15/18	6,350	6,160
6	Experian Finance plc	2.375%	6/15/17	20,270	20,277
	Ford Motor Credit Co. LLC	3.875%	1/15/15	33,983	35,062
	Ford Motor Credit Co. LLC	7.000%	4/15/15	51,889	56,415
	Ford Motor Credit Co. LLC	2.750%	5/15/15	33,161	33,767
	Ford Motor Credit Co. LLC	5.625%	9/15/15	15,265	16,469
	Ford Motor Credit Co. LLC	2.500%	1/15/16	17,080	17,321
	Ford Motor Credit Co. LLC	4.207%	4/15/16	35,408	37,355
	Ford Motor Credit Co. LLC	3.984%	6/15/16	30,550	32,091
	Ford Motor Credit Co. LLC	8.000%	12/15/16	21,465	25,205
	Ford Motor Credit Co. LLC	4.250%	2/3/17	13,655	14,405
	Ford Motor Credit Co. LLC	3.000%	6/12/17	24,125	24,472
	Ford Motor Credit Co. LLC	6.625%	8/15/17	34,566	39,434
	Ford Motor Credit Co. LLC	5.000%	5/15/18	51,970	56,381
6	Harley-Davidson Financial Services Inc.	1.150%	9/15/15	34,600	34,517
6	Harley-Davidson Financial Services Inc.	3.875%	3/15/16	12,253	13,033
6	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	16,147	16,412
6	Harley-Davidson Funding Corp.	5.750%	12/15/14	20,635	21,939
	Home Depot Inc.	5.400%	3/1/16	32,405	36,128
6	Hyundai Capital America	3.750%	4/6/16	10,980	11,490
6	Hyundai Capital America	4.000%	6/8/17	10,900	11,391
6	Hyundai Capital Services Inc.	4.375%	7/27/16	15,860	16,925
6	Kia Motors Corp.	3.625%	6/14/16	11,454	11,887
	Lowe's Cos. Inc.	1.625%	4/15/17	39,934	40,091
	Lowe's Cos. Inc.	6.100%	9/15/17	12,690	14,774
	Macy's Retail Holdings Inc.	7.875%	7/15/15	15,245	17,226
	Macy's Retail Holdings Inc.	5.900%	12/1/16	15,519	17,727
	Macy's Retail Holdings Inc.	7.450%	7/15/17	30,090	36,033
	Marriott International Inc.	6.375%	6/15/17	6,872	7,750
	Marriott International Inc.	3.000%	3/1/19	9,760	9,918
6	Nissan Motor Acceptance Corp.	1.950%	9/12/17	10,005	9,870
6	Nissan Motor Acceptance Corp.	1.800%	3/15/18	3,275	3,203

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Nordstrom Inc.	6.750%	6/1/14	7,434	7,805
	Nordstrom Inc.	6.250%	1/15/18	14,275	16,687
	PACCAR Financial Corp.	1.550%	9/29/14	16,740	16,945
	PACCAR Financial Corp.	0.750%	8/14/15	12,680	12,728
	PACCAR Financial Corp.	1.600%	3/15/17	17,566	17,495
	Staples Inc.	2.750%	1/12/18	7,800	7,860
	TJX Cos. Inc.	4.200%	8/15/15	8,150	8,711
	TJX Cos. Inc.	6.950%	4/15/19	3,930	4,795
	Toll Brothers Finance Corp.	5.150%	5/15/15	16,010	16,728
	Toyota Motor Credit Corp.	2.000%	9/15/16	9,734	10,012
	Toyota Motor Credit Corp.	2.050%	1/12/17	27,380	27,767
	Toyota Motor Credit Corp.	1.750%	5/22/17	35,429	35,617
	Toyota Motor Credit Corp.	1.250%	10/5/17	21,925	21,456
6	Volkswagen International Finance NV	1.625%	8/12/13	19,525	19,527
6	Volkswagen International Finance NV	1.875%	4/1/14	49,860	50,291
6	Volkswagen International Finance NV	2.375%	3/22/17	14,620	14,880
6	Volkswagen International Finance NV	1.600%	11/20/17	13,500	13,265
	Wal-Mart Stores Inc.	1.625%	4/15/14	15,640	15,787
	Wal-Mart Stores Inc.	2.875%	4/1/15	11,815	12,279
	Wal-Mart Stores Inc.	1.500%	10/25/15	38,550	39,340
	Wal-Mart Stores Inc.	0.600%	4/11/16	21,980	21,937
	Wal-Mart Stores Inc.	2.800%	4/15/16	17,098	18,049
	Wal-Mart Stores Inc.	5.375%	4/5/17	20,315	23,218
	Wal-Mart Stores Inc.	1.125%	4/11/18	66,000	64,429
	Wal-Mart Stores Inc.	3.625%	7/8/20	16,255	17,239
	Walgreen Co.	1.000%	3/13/15	48,776	48,922
	Walgreen Co.	1.800%	9/15/17	27,167	27,129
6	Wesfarmers Ltd.	1.874%	3/20/18	13,660	13,385
	Wyndham Worldwide Corp.	2.950%	3/1/17	7,800	7,969
	Wyndham Worldwide Corp.	2.500%	3/1/18	6,835	6,784
	Consumer Noncyclical (7.6%)
6	AbbVie Inc.	1.200%	11/6/15	48,775	49,055
6	AbbVie Inc.	1.750%	11/6/17	79,550	78,919
6	AbbVie Inc.	2.000%	11/6/18	16,100	15,827
	Actavis Inc.	1.875%	10/1/17	52,975	52,680
	Allergan Inc.	5.750%	4/1/16	15,530	17,452
	Allergan Inc.	1.350%	3/15/18	7,800	7,623
	Altria Group Inc.	8.500%	11/10/13	31,113	31,774
	Altria Group Inc.	4.125%	9/11/15	38,477	41,093
	AmerisourceBergen Corp.	5.875%	9/15/15	9,228	10,175
	Amgen Inc.	1.875%	11/15/14	50,820	51,662
	Amgen Inc.	2.300%	6/15/16	30,940	31,954
	Amgen Inc.	2.125%	5/15/17	29,475	29,904
	Anheuser-Busch Cos. LLC	5.000%	1/15/15	7,480	7,937
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	4,875	5,476
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	8,650	9,989
	Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	36,100	36,106
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	26,840	26,262
	Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	39,000	39,421
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	28,675	30,407
	Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	23,605	24,799
	Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	19,495	20,467
	Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	29,940	30,026
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	46,615	48,824
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	68,292	67,953
	AstraZeneca plc	5.400%	6/1/14	11,070	11,543
	AstraZeneca plc	5.900%	9/15/17	21,480	25,033
	AstraZeneca plc	1.950%	9/18/19	9,790	9,633
	Avon Products Inc.	4.600%	3/15/20	3,900	4,016
	Baxter International Inc.	0.950%	6/1/16	5,860	5,868
	Baxter International Inc.	5.375%	6/1/18	9,745	11,184
	Baxter International Inc.	1.850%	6/15/18	13,345	13,379
	Boston Scientific Corp.	5.450%	6/15/14	4,870	5,057

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Boston Scientific Corp.	4.500%	1/15/15	39,300	41,174
	Boston Scientific Corp.	6.250%	11/15/15	10,150	11,244
	Boston Scientific Corp.	6.400%	6/15/16	20,447	23,013
	Bottling Group LLC	5.500%	4/1/16	32,960	36,797
	Brown-Forman Corp.	1.000%	1/15/18	5,480	5,308
	Cardinal Health Inc.	1.900%	6/15/17	6,830	6,826
	Cardinal Health Inc.	1.700%	3/15/18	6,800	6,630
	CareFusion Corp.	5.125%	8/1/14	13,970	14,561
	Celgene Corp.	2.450%	10/15/15	34,090	35,167
	Celgene Corp.	1.900%	8/15/17	6,835	6,839
	Church & Dwight Co. Inc.	3.350%	12/15/15	9,760	10,184
	Coca-Cola Co.	1.500%	11/15/15	21,220	21,670
	Coca-Cola Co.	1.800%	9/1/16	61,470	63,118
	Coca-Cola Co.	1.150%	4/1/18	19,675	19,266
	ConAgra Foods Inc.	1.300%	1/25/16	9,760	9,774
	ConAgra Foods Inc.	1.900%	1/25/18	64,935	64,452
	Constellation Brands Inc.	3.750%	5/1/21	5,130	4,797
	Constellation Brands Inc.	4.250%	5/1/23	5,130	4,848
	Covidien International Finance SA	1.350%	5/29/15	2,560	2,586
	Covidien International Finance SA	2.800%	6/15/15	14,040	14,557
	Covidien International Finance SA	6.000%	10/15/17	38,565	44,799
	CR Bard Inc.	2.875%	1/15/16	22,350	23,286
	Delhaize Group SA	6.500%	6/15/17	13,054	14,725
	Diageo Capital plc	7.375%	1/15/14	3,221	3,317
	Diageo Capital plc	0.625%	4/29/16	11,725	11,654
	Diageo Capital plc	1.500%	5/11/17	33,545	33,527
	Diageo Capital plc	1.125%	4/29/18	12,000	11,584
	Express Scripts Holding Co.	2.750%	11/21/14	21,430	21,947
	Express Scripts Holding Co.	2.100%	2/12/15	29,220	29,739
	Express Scripts Holding Co.	3.125%	5/15/16	34,155	35,742
	Express Scripts Holding Co.	3.500%	11/15/16	27,425	29,143
	Express Scripts Holding Co.	2.650%	2/15/17	42,996	44,247
	Genentech Inc.	4.750%	7/15/15	15,730	16,942
	General Mills Inc.	0.875%	1/29/16	7,735	7,722
	General Mills Inc.	5.700%	2/15/17	5,600	6,371
	Gilead Sciences Inc.	2.400%	12/1/14	35,880	36,690
	Gilead Sciences Inc.	3.050%	12/1/16	15,960	16,933
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	16,840	17,306
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	16,600	19,335
	GlaxoSmithKline Capital plc	1.500%	5/8/17	39,865	39,887
6	Hawk Acquisition Sub Inc.	4.250%	10/15/20	4,780	4,565
	Hospira Inc.	5.900%	6/15/14	6,825	7,028
	Kellogg Co.	1.750%	5/17/17	10,240	10,197
	Koninklijke Philips NV	5.750%	3/11/18	47,850	55,663
	Kraft Foods Group Inc.	1.625%	6/4/15	14,625	14,868
	Kraft Foods Group Inc.	2.250%	6/5/17	47,960	48,925
	Kraft Foods Group Inc.	6.125%	8/23/18	13,725	16,232
	Kroger Co.	2.200%	1/15/17	6,895	6,979
	Laboratory Corp. of America Holdings	2.200%	8/23/17	9,750	9,718
	Life Technologies Corp.	4.400%	3/1/15	14,600	15,278
	Lorillard Tobacco Co.	3.500%	8/4/16	28,020	29,268
	Lorillard Tobacco Co.	2.300%	8/21/17	18,520	18,248
	McKesson Corp.	6.500%	2/15/14	12,970	13,378
	McKesson Corp.	0.950%	12/4/15	23,400	23,432
	McKesson Corp.	3.250%	3/1/16	16,079	17,003
	McKesson Corp.	5.700%	3/1/17	5,675	6,434
	McKesson Corp.	1.400%	3/15/18	19,520	19,028
	Mead Johnson Nutrition Co.	3.500%	11/1/14	14,000	14,387
	Medco Health Solutions Inc.	2.750%	9/15/15	8,774	9,073
	Merck & Co. Inc.	2.250%	1/15/16	36,988	38,309
	Merck & Co. Inc.	0.700%	5/18/16	7,820	7,800
	Merck & Co. Inc.	1.300%	5/18/18	23,400	22,892
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	6,100	6,502
	Merck Sharp & Dohme Corp.	4.000%	6/30/15	31,430	33,473

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Mondelez International Inc.	6.750%	2/19/14	24,400	25,190
	Mondelez International Inc.	4.125%	2/9/16	16,580	17,771
	Mondelez International Inc.	6.500%	8/11/17	24,125	28,239
	Mondelez International Inc.	6.125%	2/1/18	29,990	34,890
	Mondelez International Inc.	6.125%	8/23/18	28,755	33,693
6	MYLAN INC.	1.800%	6/24/16	19,520	19,612
6	MYLAN INC.	2.600%	6/24/18	13,740	13,749
	Nabisco Inc.	7.550%	6/15/15	14,640	16,380
	Newell Rubbermaid Inc.	2.050%	12/1/17	4,700	4,628
	Novartis Capital Corp.	4.125%	2/10/14	31,775	32,372
	Novartis Capital Corp.	2.900%	4/24/15	9,950	10,363
	PepsiCo Inc.	3.750%	3/1/14	26,150	26,640
	PepsiCo Inc.	0.800%	8/25/14	16,405	16,465
	PepsiCo Inc.	3.100%	1/15/15	13,475	13,956
	PepsiCo Inc.	0.750%	3/5/15	19,495	19,535
	PepsiCo Inc.	0.700%	2/26/16	25,300	25,177
	PepsiCo Inc.	2.500%	5/10/16	21,805	22,692
	PepsiCo Inc.	1.250%	8/13/17	43,075	42,432
6	Pernod-Ricard SA	2.950%	1/15/17	26,685	27,225
6	Pernod-Ricard SA	4.450%	1/15/22	2,925	3,044
	Pfizer Inc.	5.350%	3/15/15	37,690	40,504
	Pharmacia Corp.	6.500%	12/1/18	8,300	10,095
	Philip Morris International Inc.	6.875%	3/17/14	18,431	19,177
	Philip Morris International Inc.	2.500%	5/16/16	25,610	26,716
	Philip Morris International Inc.	5.650%	5/16/18	19,490	22,761
	Procter & Gamble Co.	3.500%	2/15/15	1,620	1,695
	Procter & Gamble Co.	4.850%	12/15/15	2,925	3,205
	Procter & Gamble Co.	4.700%	2/15/19	4,880	5,557
	Reynolds American Inc.	1.050%	10/30/15	6,840	6,853
	Reynolds American Inc.	7.625%	6/1/16	15,595	18,181
	Reynolds American Inc.	6.750%	6/15/17	2,680	3,124
6	Roche Holdings Inc.	6.000%	3/1/19	20,825	24,899
	Safeway Inc.	6.250%	3/15/14	9,650	9,967
	Safeway Inc.	3.400%	12/1/16	14,610	15,316
	Sanofi	1.200%	9/30/14	39,700	40,101
	Sanofi	2.625%	3/29/16	55,635	58,228
	Sanofi	1.250%	4/10/18	60,430	58,957
	St. Jude Medical Inc.	2.500%	1/15/16	14,625	15,056
	Stryker Corp.	3.000%	1/15/15	13,600	14,067
	Stryker Corp.	2.000%	9/30/16	28,935	29,801
	Sutter Health California GO	1.090%	8/15/53	10,000	9,943
6	Takeda Pharmaceutical Co. Ltd.	1.031%	3/17/15	33,060	33,252
6	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	33,074	33,011
6	Tesco plc	2.000%	12/5/14	24,490	24,829
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	38,780	40,085
	Teva Pharmaceutical Finance II BV / Teva
	Pharmaceutical Finance III LLC	3.000%	6/15/15	45,900	47,726
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	15,365	14,721
	Thermo Fisher Scientific Inc.	5.000%	6/1/15	2,330	2,493
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	19,490	20,336
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	13,695	13,980
	Tyson Foods Inc.	6.600%	4/1/16	38,530	43,443
	Wyeth LLC	5.500%	2/1/14	36,597	37,529
	Wyeth LLC	5.500%	2/15/16	9,745	10,885
	Wyeth LLC	5.450%	4/1/17	3,270	3,711
6	Zoetis Inc.	1.150%	2/1/16	14,650	14,681
6	Zoetis Inc.	1.875%	2/1/18	19,450	19,259
	Energy (3.5%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	54,270	61,365
	Anadarko Petroleum Corp.	6.375%	9/15/17	34,633	40,457
	Apache Corp.	5.625%	1/15/17	4,750	5,386
	Apache Corp.	1.750%	4/15/17	25,955	26,052
	BP Capital Markets plc	3.875%	3/10/15	76,480	80,416

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BP Capital Markets plc	3.125%	10/1/15	37,918	39,755
	BP Capital Markets plc	0.700%	11/6/15	23,840	23,770
	BP Capital Markets plc	3.200%	3/11/16	77,518	81,837
	BP Capital Markets plc	2.248%	11/1/16	37,575	38,673
	BP Capital Markets plc	1.846%	5/5/17	41,475	41,746
	BP Capital Markets plc	1.375%	11/6/17	19,000	18,629
	BP Capital Markets plc	1.375%	5/10/18	35,175	34,094
	Canadian Natural Resources Ltd.	1.450%	11/14/14	16,400	16,540
	Canadian Natural Resources Ltd.	4.900%	12/1/14	10,974	11,576
	Canadian Natural Resources Ltd.	5.700%	5/15/17	18,951	21,627
	Chevron Corp.	0.889%	6/24/16	10,110	10,135
	Chevron Corp.	1.104%	12/5/17	13,700	13,448
	Chevron Corp.	1.718%	6/24/18	29,300	29,168
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	34,080	39,031
	Ensco plc	3.250%	3/15/16	33,450	34,949
	EOG Resources Inc.	2.500%	2/1/16	14,878	15,458
6	GS Caltex Corp.	5.500%	10/15/15	8,300	8,883
	Marathon Oil Corp.	0.900%	11/1/15	63,610	63,538
	Marathon Oil Corp.	5.900%	3/15/18	17,550	20,178
	Noble Holding International Ltd.	3.450%	8/1/15	7,581	7,885
	Noble Holding International Ltd.	3.050%	3/1/16	16,130	16,660
	Occidental Petroleum Corp.	2.500%	2/1/16	19,750	20,485
	Occidental Petroleum Corp.	4.125%	6/1/16	8,344	9,069
	Occidental Petroleum Corp.	1.750%	2/15/17	93,490	94,210
	Occidental Petroleum Corp.	1.500%	2/15/18	12,360	12,139
	Phillips 66	1.950%	3/5/15	22,710	23,105
	Phillips 66	2.950%	5/1/17	14,789	15,382
	Pioneer Natural Resources Co.	6.650%	3/15/17	4,880	5,625
6	Schlumberger Norge AS	1.950%	9/14/16	39,569	40,535
6	Schlumberger Norge AS	1.250%	8/1/17	12,635	12,338
	Shell International Finance BV	3.100%	6/28/15	61,270	64,153
	Shell International Finance BV	5.200%	3/22/17	14,225	16,043
	Suncor Energy Inc.	6.100%	6/1/18	4,885	5,746
	Total Capital Canada Ltd.	1.450%	1/15/18	37,152	36,748
	Total Capital International SA	0.750%	1/25/16	21,000	20,922
	Total Capital International SA	1.500%	2/17/17	38,115	38,161
	Total Capital International SA	1.550%	6/28/17	42,522	42,578
	Total Capital SA	3.000%	6/24/15	17,091	17,859
	Total Capital SA	3.125%	10/2/15	36,354	38,158
	Total Capital SA	2.300%	3/15/16	34,038	35,231
	Transocean Inc.	4.950%	11/15/15	59,570	64,152
	Transocean Inc.	5.050%	12/15/16	38,872	42,596
	Transocean Inc.	2.500%	10/15/17	24,876	24,871
	Transocean Inc.	6.000%	3/15/18	19,535	22,072
	Valero Energy Corp.	4.500%	2/1/15	14,625	15,397
	Valero Energy Corp.	6.125%	6/15/17	9,010	10,342
	Weatherford International Inc.	6.350%	6/15/17	10,105	11,442
	Weatherford International Ltd.	5.500%	2/15/16	9,760	10,582
	Technology (2.1%)
	Affiliated Computer Services Inc.	5.200%	6/1/15	9,750	10,368
	Agilent Technologies Inc.	5.500%	9/14/15	7,149	7,795
	Agilent Technologies Inc.	6.500%	11/1/17	9,500	11,096
	Altera Corp.	1.750%	5/15/17	7,375	7,344
	Amphenol Corp.	4.750%	11/15/14	19,500	20,459
	Apple Inc.	1.000%	5/3/18	78,300	75,446
	Applied Materials Inc.	2.650%	6/15/16	9,800	10,178
	Baidu Inc.	2.250%	11/28/17	6,850	6,716
	Baidu Inc.	3.250%	8/6/18	26,400	26,483
	Cisco Systems Inc.	5.500%	2/22/16	11,317	12,670
	Computer Sciences Corp.	2.500%	9/15/15	14,630	14,978
	Corning Inc.	1.450%	11/15/17	14,675	14,455
	Dell Inc.	2.100%	4/1/14	8,325	8,372
	Dell Inc.	5.625%	4/15/14	28,250	29,090

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Dell Inc.	2.300%	9/10/15	15,851	15,938
	Dell Inc.	3.100%	4/1/16	3,925	3,926
	EMC Corp.	1.875%	6/1/18	81,210	80,726
	Hewlett-Packard Co.	2.625%	12/9/14	9,750	9,940
	Hewlett-Packard Co.	2.125%	9/13/15	14,010	14,243
	Hewlett-Packard Co.	2.200%	12/1/15	10,232	10,362
	Hewlett-Packard Co.	2.650%	6/1/16	31,758	32,627
	Hewlett-Packard Co.	3.000%	9/15/16	49,743	51,475
	Hewlett-Packard Co.	3.300%	12/9/16	13,897	14,509
	Hewlett-Packard Co.	5.400%	3/1/17	12,791	14,206
	Hewlett-Packard Co.	2.600%	9/15/17	34,970	35,482
	Intel Corp.	1.950%	10/1/16	7,780	8,016
	Intel Corp.	1.350%	12/15/17	123,327	121,545
	International Business Machines Corp.	0.875%	10/31/14	10,865	10,940
	International Business Machines Corp.	2.000%	1/5/16	12,800	13,169
	International Business Machines Corp.	1.950%	7/22/16	33,175	34,218
	International Business Machines Corp.	1.250%	2/6/17	19,600	19,490
	International Business Machines Corp.	5.700%	9/14/17	11,650	13,509
	International Business Machines Corp.	1.250%	2/8/18	24,400	23,941
	Microsoft Corp.	1.625%	9/25/15	10,574	10,829
	Microsoft Corp.	0.875%	11/15/17	9,620	9,381
	Oracle Corp.	3.750%	7/8/14	13,000	13,415
	Oracle Corp.	1.200%	10/15/17	51,725	50,651
	Oracle Corp.	5.750%	4/15/18	12,700	14,845
	Texas Instruments Inc.	2.375%	5/16/16	12,675	13,211
	Xerox Corp.	4.250%	2/15/15	14,980	15,669
	Xerox Corp.	6.400%	3/15/16	4,900	5,487
	Xerox Corp.	2.950%	3/15/17	8,810	9,095
	Xerox Corp.	6.350%	5/15/18	11,095	12,826
	Xerox Corp.	5.625%	12/15/19	5,125	5,736
	Transportation (1.0%)
4,6	American Airlines 2013-2 Class A Pass Through Trust	3.596%	11/1/17	38,690	38,690
	Burlington Northern Santa Fe LLC	4.875%	1/15/15	5,380	5,690
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	4,875	5,557
	Canadian Pacific Railway Co.	6.500%	5/15/18	13,390	15,857
	Canadian Pacific Railway Co.	7.250%	5/15/19	2,925	3,591
4	Continental Airlines 1997-4 Class A Pass Through
	Trust	6.900%	7/2/19	6,899	7,296
4	Continental Airlines 1998-1 Class A Pass Through
	Trust	6.648%	3/15/19	3,697	3,845
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	6,144	7,019
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	5,823	6,536
4	Continental Airlines 2012-2 Class B Pass Through
	Trust	5.500%	4/29/22	3,375	3,443
	CSX Corp.	6.250%	4/1/15	11,557	12,586
	CSX Corp.	6.250%	3/15/18	10,895	12,822
4,9	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	5,012	5,476
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	13,479	14,844
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	3,635	3,890
6	ERAC USA Finance LLC	2.250%	1/10/14	49,660	49,968
6	ERAC USA Finance LLC	5.600%	5/1/15	10,245	11,025
6	ERAC USA Finance LLC	1.400%	4/15/16	8,775	8,754
6	ERAC USA Finance LLC	6.375%	10/15/17	4,220	4,905
6	ERAC USA Finance LLC	2.800%	11/1/18	6,830	6,858
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	6,840	6,361
	JB Hunt Transport Services Inc.	3.375%	9/15/15	11,790	12,250
[4,5,9]	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.648%	6/15/15	2,699	2,701
[4,5,9]	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.693%	9/15/15	19,025	18,613
[4,5,9]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.725%	5/15/18	9,655	8,690
6	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	4,880	4,670
	Norfolk Southern Corp.	5.257%	9/17/14	12,315	12,917

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Norfolk Southern Corp.	5.750%	1/15/16	4,960	5,522
6	Penske Truck Leasing Co. Lp / PTL Finance Corp.	2.500%	7/11/14	15,000	15,229
	Ryder System Inc.	5.850%	3/1/14	5,150	5,302
	Ryder System Inc.	7.200%	9/1/15	10,820	12,121
	Ryder System Inc.	3.600%	3/1/16	25,775	27,080
	Ryder System Inc.	5.850%	11/1/16	4,830	5,429
	Ryder System Inc.	2.500%	3/1/17	12,635	12,780
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	2,188	2,530
	United Continental Holdings Inc.	6.375%	6/1/18	2,740	2,774
	United Parcel Service Inc.	1.125%	10/1/17	12,850	12,674
	United Parcel Service Inc.	5.500%	1/15/18	14,239	16,443
	United Parcel Service Inc.	5.125%	4/1/19	18,840	21,706
					12,367,914
Utilities (4.1%)
	Electric (3.3%)
	Ameren Illinois Co.	6.125%	11/15/17	6,810	7,982
	American Electric Power Co. Inc.	1.650%	12/15/17	29,500	28,895
	Appalachian Power Co.	5.000%	6/1/17	5,605	6,183
	Arizona Public Service Co.	5.800%	6/30/14	8,050	8,408
	Arizona Public Service Co.	4.650%	5/15/15	5,850	6,240
	Arizona Public Service Co.	6.250%	8/1/16	4,027	4,613
	Baltimore Gas & Electric Co.	5.900%	10/1/16	6,810	7,760
	CenterPoint Energy Inc.	5.950%	2/1/17	4,880	5,550
	CenterPoint Energy Inc.	6.500%	5/1/18	4,110	4,886
	CMS Energy Corp.	4.250%	9/30/15	22,075	23,461
	CMS Energy Corp.	6.550%	7/17/17	1,615	1,881
	CMS Energy Corp.	5.050%	2/15/18	20,721	23,175
	Commonwealth Edison Co.	4.700%	4/15/15	2,807	2,982
	Commonwealth Edison Co.	5.950%	8/15/16	15,777	17,970
	Commonwealth Edison Co.	1.950%	9/1/16	31,705	32,501
	Commonwealth Edison Co.	6.150%	9/15/17	24,436	28,645
	Commonwealth Edison Co.	5.800%	3/15/18	33,975	39,724
	Consumers Energy Co.	5.500%	8/15/16	4,530	5,124
	Consumers Energy Co.	5.150%	2/15/17	14,095	15,781
	Consumers Energy Co.	5.650%	9/15/18	9,770	11,476
	DTE Electric Co.	5.600%	6/15/18	3,420	4,037
	Duke Energy Carolinas LLC	5.300%	10/1/15	10,750	11,833
	Duke Energy Carolinas LLC	1.750%	12/15/16	6,950	7,109
	Duke Energy Carolinas LLC	5.100%	4/15/18	25,322	28,901
	Duke Energy Carolinas LLC	7.000%	11/15/18	21,000	26,061
	Duke Energy Corp.	3.350%	4/1/15	4,875	5,078
	Duke Energy Corp.	2.100%	6/15/18	10,490	10,497
	Duke Energy Corp.	6.250%	6/15/18	17,390	20,501
	Duke Energy Florida Inc.	0.650%	11/15/15	7,390	7,380
	Duke Energy Florida Inc.	5.100%	12/1/15	37,035	40,708
	Duke Energy Florida Inc.	5.800%	9/15/17	4,875	5,662
	Duke Energy Florida Inc.	5.650%	6/15/18	21,500	25,047
	Duke Energy Progress Inc.	5.150%	4/1/15	4,900	5,262
	Duke Energy Progress Inc.	5.250%	12/15/15	14,870	16,429
	Entergy Corp.	3.625%	9/15/15	18,420	19,124
	Entergy Corp.	4.700%	1/15/17	11,695	12,573
	Entergy Louisiana LLC	1.875%	12/15/14	10,350	10,516
	Exelon Corp.	4.900%	6/15/15	9,760	10,449
	Exelon Generation Co. LLC	6.200%	10/1/17	16,105	18,535
4,6	FPL Energy Marcus Hook LP	7.590%	7/10/18	17,203	17,805
	Georgia Power Co.	0.625%	11/15/15	33,625	33,484
	Georgia Power Co.	3.000%	4/15/16	6,885	7,217
	Georgia Power Co.	5.700%	6/1/17	5,285	6,057
6	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	55,952	57,380
	LG&E & KU Energy LLC	2.125%	11/15/15	15,600	15,980
	Louisville Gas & Electric Co.	1.625%	11/15/15	5,040	5,153
	MidAmerican Energy Co.	4.650%	10/1/14	4,880	5,109
	MidAmerican Energy Co.	5.950%	7/15/17	14,170	16,379

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	MidAmerican Energy Co.	5.300%	3/15/18	23,700	27,269
	MidAmerican Energy Holdings Co.	5.000%	2/15/14	3,000	3,071
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	30,216	35,309
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	13,330	13,663
	National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	7,795	7,847
	National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	12,270	12,602
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	7,800	8,182
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	3,900	4,437
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	32,768	37,636
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	8,400	8,195
	Nevada Power Co.	5.875%	1/15/15	35,470	38,076
	Nevada Power Co.	6.500%	5/15/18	16,550	19,847
	NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	40,895	41,115
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	29,535	30,563
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	14,650	16,923
4	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	5,895	6,131
6	Niagara Mohawk Power Corp.	3.553%	10/1/14	4,830	4,984
	Northeast Utilities	1.450%	5/1/18	21,490	20,925
	Northern States Power Co.	5.250%	3/1/18	2,890	3,320
	Ohio Power Co.	6.000%	6/1/16	5,928	6,674
	Pacific Gas & Electric Co.	5.625%	11/30/17	29,044	33,699
	PacifiCorp	5.650%	7/15/18	7,810	9,156
	Pennsylvania Electric Co.	6.050%	9/1/17	5,445	6,185
	PG&E Corp.	5.750%	4/1/14	52,933	54,709
	PPL Energy Supply LLC	5.400%	8/15/14	8,725	9,124
	Public Service Co. of Colorado	5.500%	4/1/14	6,825	7,048
	Public Service Co. of Colorado	5.800%	8/1/18	9,680	11,401
	Public Service Electric & Gas Co.	5.000%	8/15/14	9,500	9,946
	Public Service Electric & Gas Co.	2.700%	5/1/15	13,500	13,982
	Public Service Electric & Gas Co.	5.300%	5/1/18	2,930	3,383
	Sierra Pacific Power Co.	6.000%	5/15/16	16,060	18,228
	South Carolina Electric & Gas Co.	6.500%	11/1/18	8,450	10,269
	Southern California Edison Co.	5.000%	1/15/14	3,300	3,366
	Southern California Edison Co.	5.750%	3/15/14	12,925	13,331
	Southwestern Electric Power Co.	5.550%	1/15/17	2,010	2,225
	Southwestern Electric Power Co.	5.875%	3/1/18	10,080	11,487
	Tampa Electric Co.	6.100%	5/15/18	21,670	25,736
	TECO Finance Inc.	4.000%	3/15/16	10,895	11,617
	TECO Finance Inc.	6.572%	11/1/17	5,710	6,507
6	Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	53,650	55,613
	Union Electric Co.	6.400%	6/15/17	12,271	14,355
4	Wisconsin Energy Corp.	6.250%	5/15/67	5,460	5,774
	Xcel Energy Inc.	0.750%	5/9/16	35,312	35,038
	Natural Gas (0.8%)
	Atmos Energy Corp.	4.950%	10/15/14	6,260	6,578
	Colorado Interstate Gas Co. LLC	6.800%	11/15/15	49,532	55,803
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	10,300	11,712
	El Paso Pipeline Partners Operating Co. LLC	4.100%	11/15/15	38,508	41,088
	Enbridge Energy Partners LP	5.350%	12/15/14	2,440	2,582
4	Enbridge Energy Partners LP	8.050%	10/1/77	1,860	2,109
	Energy Transfer Partners LP	5.950%	2/1/15	9,842	10,537
	Energy Transfer Partners LP	6.125%	2/15/17	19,583	22,111
	Energy Transfer Partners LP	6.700%	7/1/18	25,239	29,765
	Kinder Morgan Energy Partners LP	5.625%	2/15/15	8,770	9,418
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	25,785	27,333
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	15,835	18,048
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	9,440	10,929
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	12,600	12,667
	Magellan Midstream Partners LP	6.450%	6/1/14	3,650	3,825
	Sempra Energy	6.500%	6/1/16	33,254	38,084
	Sempra Energy	2.300%	4/1/17	36,630	37,294
	Sempra Energy	6.150%	6/15/18	13,585	15,967
	Southern California Gas Co.	5.500%	3/15/14	7,979	8,219

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	5,510	6,260
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	5,550	5,800

					1,828,580

Total Corporate Bonds (Cost $25,966,415)					26,102,569

Sovereign Bonds (U.S. Dollar-Denominated) (7.9%)
6	Abu Dhabi National Energy Co.	4.750%	9/15/14	11,700	12,110
6	Abu Dhabi National Energy Co.	2.500%	1/12/18	1,000	988
6	ADCB Finance Cayman Ltd.	4.750%	10/8/14	5,000	5,171
6	Banco del Estado de Chile	2.000%	11/9/17	6,200	6,076
6	Banco del Estado de Chile	3.875%	2/8/22	2,000	1,949
6	Banco do Brasil SA	4.500%	1/22/15	8,500	8,781
	Banco do Brasil SA	3.875%	1/23/17	11,085	11,421
6	Banco do Nordeste do Brasil SA	3.625%	11/9/15	2,000	2,030
6	Banco do Nordeste do Brasil SA	4.375%	5/3/19	3,900	3,739
6	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	18,100	18,327
6	Bank Nederlandse Gemeenten	1.375%	3/23/15	14,600	14,817
6	Bank Nederlandse Gemeenten	2.500%	1/23/23	2,450	2,305
6	Bermuda	4.854%	2/6/24	5,800	5,807
6	Caisse d'Amortissement de la Dette Sociale	1.750%	2/24/15	4,850	4,938
6	Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	4,875	4,758
6	Caixa Economica Federal	2.375%	11/6/17	12,375	11,515
6	Centrais Eletricas Brasileiras SA	7.750%	11/30/15	2,250	2,465
6	Central American Bank for Economic Integration	5.375%	9/24/14	7,000	7,332
6	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,800	1,779
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	4,000	3,871
6	CNPC General Capital Ltd.	1.450%	4/16/16	2,000	1,991
6	CNPC General Capital Ltd.	2.750%	4/19/17	4,875	4,902
6	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	5,000	5,198
6	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	4,800
6	Corp. Nacional del Cobre de Chile	4.750%	10/15/14	2,460	2,565
6	Corp. Nacional del Cobre de Chile	7.500%	1/15/19	5,700	6,894
6	Corp. Nacional del Cobre de Chile	3.750%	11/4/20	9,775	9,743
6	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	10,300	10,219
6	Corp. Nacional Del Cobre de Chile	3.000%	7/17/22	1,925	1,758
	Corporaciìn Andina de Fomento	3.750%	1/15/16	69,219	73,660
	Corporaciìn Andina de Fomento	5.750%	1/12/17	8,900	10,165
10	Development Bank of Japan Inc.	2.875%	4/20/15	5,000	5,207
10	Development Bank of Japan Inc.	2.750%	3/15/16	6,900	7,266
10	Development Bank of Japan Inc.	5.125%	2/1/17	4,800	5,416
6	Development Bank of Kazakhstan JSC	5.500%	12/20/15	620	650
	Development Bank of Kazakhstan JSC	5.500%	12/20/15	310	326
6	Development Bank of Kazakhstan JSC	4.125%	12/10/22	3,000	2,708
[6,11]	Dexia Credit Local SA	2.750%	4/29/14	25,300	25,538
6	Electricite de France SA	5.500%	1/26/14	2,970	3,036
6	Emirate of Abu Dhabi	5.500%	4/8/14	14,390	14,786
4,6	ENA Norte Trust	4.950%	4/25/28	1,934	1,918
	European Investment Bank	2.875%	1/15/15	19,500	20,217
	European Investment Bank	2.750%	3/23/15	8,750	9,085
	European Investment Bank	1.125%	4/15/15	30,000	30,386
	European Investment Bank	1.625%	9/1/15	9,725	9,960
	European Investment Bank	2.500%	5/16/16	5,000	5,243
	Export-Import Bank of Korea	8.125%	1/21/14	4,850	5,010
6	Export-Import Bank of Korea	5.250%	2/10/14	2,550	2,602
	Export-Import Bank of Korea	5.875%	1/14/15	23,270	24,794
	Export-Import Bank of Korea	5.125%	3/16/15	9,600	10,156
	Export-Import Bank of Korea	4.125%	9/9/15	33,625	35,487
	Export-Import Bank of Korea	3.750%	10/20/16	18,695	19,788
	Export-Import Bank of Korea	4.000%	1/11/17	31,600	33,562
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,022
6	Federation of Malaysia	2.991%	7/6/16	4,875	5,099
	Federative Republic of Brazil	7.875%	3/7/15	23,825	26,214
	Federative Republic of Brazil	6.000%	1/17/17	75,870	85,354

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Federative Republic of Brazil	8.000%	1/15/18	2,500	2,837
	Federative Republic of Brazil	5.875%	1/15/19	8,100	9,133
	Federative Republic of Brazil	2.625%	1/5/23	4,900	4,214
6	Hrvatska Elektroprivreda	6.000%	11/9/17	2,925	3,029
	Hydro-Quebec	2.000%	6/30/16	21,750	22,456
6	Industrial Bank of Korea	7.125%	4/23/14	6,700	6,998
6	IPIC GMTN Ltd.	3.750%	3/1/17	2,850	3,000
10	Japan Bank for International Cooperation	2.875%	2/2/15	30,500	31,608
10	Japan Bank for International Cooperation	1.875%	9/24/15	60,350	62,041
10	Japan Bank for International Cooperation	2.500%	1/21/16	19,500	20,346
10	Japan Bank for International Cooperation	2.500%	5/18/16	22,000	23,004
10	Japan Bank for International Cooperation	2.250%	7/13/16	34,090	35,407
	Japan Bank for International Cooperation	1.750%	7/31/18	26,800	26,576
10	Japan Finance Organization for Municipalities	4.625%	4/21/15	8,900	9,501
10	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	10,612
10	Japan Highway Public Corp.	4.625%	10/24/13	4,900	4,948
6	KazMunaiGaz Finance Sub BV	11.750%	1/23/15	4,400	4,955
6	Kingdom of Bahrain	6.125%	8/1/23	1,400	1,410
6	Kingdom of Spain	4.000%	3/6/18	3,800	3,779
6	Kommunalbanken AS	2.375%	1/19/16	5,875	6,101
6	Kommunalbanken AS	1.125%	5/23/18	31,300	30,311
	Korea Development Bank	5.750%	9/10/13	6,900	6,931
	Korea Development Bank	8.000%	1/23/14	9,550	9,858
	Korea Development Bank	4.375%	8/10/15	15,460	16,364
	Korea Development Bank	3.250%	3/9/16	25,060	26,005
	Korea Development Bank	4.000%	9/9/16	4,000	4,257
	Korea Development Bank	3.875%	5/4/17	24,125	25,385
	Korea Development Bank	3.500%	8/22/17	22,675	23,599
6	Korea Electric Power Corp.	3.000%	10/5/15	10,800	11,120
6	Korea Expressway Corp.	5.125%	5/20/15	3,900	4,141
6	Korea Expressway Corp.	1.875%	10/22/17	1,000	967
	Korea Finance Corp.	3.250%	9/20/16	9,800	10,217
	Korea Finance Corp.	2.250%	8/7/17	7,725	7,610
6	Korea Gas Corp.	6.000%	7/15/14	4,500	4,701
6	Korea Hydro & Nuclear Power Co. Ltd.	6.250%	6/17/14	2,782	2,896
6	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	4,900	5,029
6	Korea National Oil Corp.	2.875%	11/9/15	2,900	2,988
6	Korea National Oil Corp.	4.000%	10/27/16	19,201	20,371
6	Korea Resources Corp.	2.125%	5/2/18	4,675	4,509
12	Landwirtschaftliche Rentenbank	3.125%	7/15/15	7,000	7,357
6	MDC-GMTN B.V.	5.750%	5/6/14	4,100	4,233
6	MDC-GMTN B.V.	3.750%	4/20/16	6,000	6,351
6	National Agricultural Cooperative Federation	5.000%	9/30/14	10,000	10,414
	North American Development Bank	2.400%	10/26/22	2,700	2,481
13	Oesterreichische Kontrollbank AG	1.375%	1/21/14	4,875	4,899
13	Oesterreichische Kontrollbank AG	4.500%	3/9/15	6,300	6,705
13	Oesterreichische Kontrollbank AG	1.750%	10/5/15	59,400	60,822
13	Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,350	25,180
	Pemex Project Funding Master Trust	5.750%	3/1/18	53,990	60,103
6	Perusahaan Penerbit SBSN Indonesia	4.000%	11/21/18	4,800	4,752
	Petrobras Global Finance BV	2.000%	5/20/16	14,650	14,443
	Petrobras International Finance Co.	7.750%	9/15/14	9,725	10,391
	Petrobras International Finance Co.	2.875%	2/6/15	4,500	4,566
	Petrobras International Finance Co.	3.875%	1/27/16	50,320	51,822
	Petrobras International Finance Co.	6.125%	10/6/16	32,725	36,014
	Petrobras International Finance Co.	3.500%	2/6/17	88,275	88,711
	Petrobras International Finance Co.	5.875%	3/1/18	4,870	5,219
	Petroleos Mexicanos	4.875%	3/15/15	31,402	32,974
6	Petroleos Mexicanos	3.500%	7/18/18	10,530	10,708
	Petroleos Mexicanos	5.500%	1/21/21	4,700	5,076
4,6	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	2,156	2,255
6	Petronas Capital Ltd.	5.250%	8/12/19	8,800	9,740
	Province of Manitoba	2.625%	7/15/15	7,875	8,202
	Province of Manitoba	1.300%	4/3/17	32,225	32,404

27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Province of New Brunswick	2.750%	6/15/18	975	1,018
	Province of Nova Scotia	2.375%	7/21/15	43,820	45,355
	Province of Ontario	1.375%	1/27/14	16,100	16,186
	Province of Ontario	4.100%	6/16/14	9,450	9,759
	Province of Ontario	2.950%	2/5/15	10,000	10,365
	Province of Ontario	0.950%	5/26/15	36,025	36,274
	Province of Ontario	2.700%	6/16/15	82,595	85,858
	Province of Ontario	1.875%	9/15/15	62,047	63,723
	Province of Ontario	4.750%	1/19/16	19,750	21,645
	Province of Ontario	5.450%	4/27/16	5,000	5,621
	Province of Ontario	2.300%	5/10/16	116,525	121,144
	Province of Ontario	1.000%	7/22/16	16,425	16,441
	Province of Ontario	1.600%	9/21/16	83,150	84,486
	Province of Ontario	1.100%	10/25/17	33,395	32,803
	Province of Ontario	1.200%	2/14/18	5,200	5,093
	Province of Ontario	3.000%	7/16/18	15,905	16,777
	Province of Ontario	1.650%	9/27/19	9,765	9,357
	Province of Ontario	2.450%	6/29/22	7,820	7,339
	PTT Public Co. Ltd.	3.375%	10/25/22	3,000	2,794
[6,14]	Qatari Diar Finance QSC	3.500%	7/21/15	2,725	2,830
6	Qtel International Finance Ltd.	6.500%	6/10/14	4,500	4,691
6	Qtel International Finance Ltd.	3.375%	10/14/16	9,025	9,396
6	Qtel International Finance Ltd.	3.250%	2/21/23	4,925	4,543
6	Qtel International Finance Ltd.	3.875%	1/31/28	1,800	1,604
	Quebec	4.875%	5/5/14	1,950	2,016
	Quebec	4.600%	5/26/15	9,750	10,466
	Quebec	5.000%	3/1/16	9,750	10,807
	Quebec	5.125%	11/14/16	11,000	12,486
	Quebec	3.500%	7/29/20	4,750	4,956
	Quebec	2.750%	8/25/21	11,585	11,312
	Quebec	2.625%	2/13/23	5,150	4,803
4,6	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	7,309	7,965
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	8,275	8,665
6	Republic of Austria	1.750%	6/17/16	9,750	10,021
	Republic of Chile	3.250%	9/14/21	9,575	9,479
	Republic of Chile	2.250%	10/30/22	3,000	2,702
	Republic of Colombia	8.250%	12/22/14	22,600	24,521
	Republic of Colombia	7.375%	1/27/17	52,925	61,525
	Republic of Colombia	4.375%	7/12/21	9,700	10,112
4	Republic of Colombia	2.625%	3/15/23	2,300	2,038
6	Republic of Iceland	4.875%	6/16/16	3,900	4,091
6	Republic of Indonesia	10.375%	5/4/14	9,750	10,384
6	Republic of Indonesia	6.875%	3/9/17	4,925	5,528
6	Republic of Indonesia	5.875%	3/13/20	5,400	5,886
	Republic of Italy	3.125%	1/26/15	49,075	50,160
	Republic of Italy	4.750%	1/25/16	71,845	75,890
	Republic of Italy	5.250%	9/20/16	52,450	56,447
	Republic of Italy	5.375%	6/12/17	29,625	32,173
	Republic of Korea	5.750%	4/16/14	17,050	17,611
	Republic of Korea	4.875%	9/22/14	8,585	8,953
	Republic of Korea	5.125%	12/7/16	9,750	10,884
6	Republic of Latvia	5.250%	2/22/17	2,000	2,176
6	Republic of Latvia	2.750%	1/12/20	4,000	3,772
	Republic of Panama	7.250%	3/15/15	28,225	30,771
	Republic of Panama	5.200%	1/30/20	1,900	2,102
	Republic of Peru	9.875%	2/6/15	19,500	21,818
	Republic of Poland	5.250%	1/15/14	4,875	4,948
	Republic of Poland	3.875%	7/16/15	36,080	38,019
	Republic of Poland	5.000%	3/23/22	4,825	5,200
6	Republic of Romania	4.375%	8/22/23	3,800	3,664
6	Republic of Serbia	5.250%	11/21/17	2,000	1,995
6	Republic of Slovakia	4.375%	5/21/22	5,500	5,610
	Republic of South Africa	6.500%	6/2/14	6,900	7,176
	Republic of South Africa	5.500%	3/9/20	5,875	6,316

28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Turkey	7.250%	3/15/15	14,575	15,662
	Republic of Turkey	7.000%	9/26/16	121,505	135,867
	Republic of Turkey	7.500%	7/14/17	4,900	5,619
	Republic of Turkey	6.750%	4/3/18	8,800	9,911
	Republic of Turkey	5.625%	3/30/21	19,530	20,604
	Republic of Turkey	3.250%	3/23/23	17,660	15,348
	Russian Federation	3.625%	4/29/15	5,400	5,625
6	Russian Federation	3.250%	4/4/17	6,400	6,656
4,6	Russian Federation	7.500%	3/31/30	4,433	5,200
6	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	5,775	5,838
	State of Israel	5.125%	3/1/14	8,925	9,140
	State of Israel	5.500%	11/9/16	4,875	5,500
	State of Israel	4.000%	6/30/22	1,900	1,962
	State of Israel	3.150%	6/30/23	6,000	5,686
6	State of Qatar	5.150%	4/9/14	3,200	3,288
6	State of Qatar	4.000%	1/20/15	12,700	13,202
6	State of Qatar	3.125%	1/20/17	8,000	8,325
	Statoil ASA	1.800%	11/23/16	5,900	6,073
	Statoil ASA	3.125%	8/17/17	8,956	9,547
	Statoil ASA	1.200%	1/17/18	5,150	5,050
	Statoil ASA	3.150%	1/23/22	2,000	1,988
	Svensk Exportkredit AB	1.750%	10/20/15	56,450	57,870
	Svensk Exportkredit AB	2.125%	7/13/16	24,400	25,237
	Svensk Exportkredit AB	1.750%	5/30/17	4,900	5,002
6	TDIC Finance Ltd.	6.500%	7/2/14	7,275	7,584
6	Temasek Financial I Ltd.	4.300%	10/25/19	7,250	7,882
6	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,527
6	Transnet SOC Ltd.	4.500%	2/10/16	4,400	4,511
6	Turkiye Halk Bankasi AS	4.875%	7/19/17	1,800	1,783
	United Mexican States	5.875%	1/15/14	10,000	10,210
	United Mexican States	5.875%	2/17/14	26,724	27,419
	United Mexican States	6.625%	3/3/15	42,565	46,396
	United Mexican States	5.625%	1/15/17	129,363	144,599

Total Sovereign Bonds (Cost $3,507,941)					3,528,601

Taxable Municipal Bonds (0.6%)
	California Department of Water Resources Water
	System Revenue (Central Valley Project)	1.871%	12/1/19	9,800	9,352
	California GO	5.250%	4/1/14	4,850	5,001
	California GO	5.950%	3/1/18	26,110	29,480
	California GO	6.200%	10/1/19	13,650	16,012
	Colorado Housing & Finance Authority Employment
	Compensation Special Assessment Revenue	1.600%	5/15/16	14,600	14,706
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.298%	7/1/16	7,800	7,760
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.107%	7/1/18	5,350	5,169
	George Washington University District of Columbia GO	3.485%	9/15/22	4,800	4,673
	Harris County TX Toll Road Revenue	1.361%	8/15/17	9,750	9,454
	Illinois GO	4.511%	3/1/15	7,780	8,148
	Illinois GO	4.961%	3/1/16	25,550	27,190
	Illinois GO	5.365%	3/1/17	16,540	17,849
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	1.570%	1/1/17	2,000	1,960
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.217%	1/1/19	1,850	1,786
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	29,250	30,318
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%	2/1/22	13,800	14,583
	Mississippi GO (Nissan North America, Inc. Project)	0.895%	11/1/17	12,180	12,180

29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New Mexico Educational Assistance Foundation 2013-1	0.967%	1/2/25	33,350	33,191
	University of California Revenue	1.745%	5/15/19	6,250	5,967
	University of California Revenue	0.775%	7/1/41	19,500	19,509

Total Taxable Municipal Bonds (Cost $273,524)					274,288

Tax-Exempt Municipal Bonds (0.5%)
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	5.000%	4/1/43	4,120	4,161
	Calhoun County TX Navigation Industrial Development
	Authority Port Revenue (BP plc) VRDO	0.090%	8/7/13	10,000	10,000
	California GO	5.000%	4/1/43	8,010	8,120
15	California Housing Finance Agency Multifamily Housing
	Revenue VRDO	0.050%	8/7/13	14,490	14,490
	Cary NC Combined Enterprise System Revenue	5.000%	12/1/42	6,730	7,046
	Houston TX Utility System Revenue	5.000%	11/15/38	3,435	3,541
	Los Angeles CA Department of Water & Power
	Revenue	5.000%	7/1/43	11,150	11,531
6	Louisiana Public Facilities Authority Dock & Wharf
	Revenue (Impala Warehousing LLC Project)	6.500%	7/1/36	6,700	6,171
	Massachusetts GO	5.000%	8/1/37	17,695	18,538
	Massachusetts GO	5.000%	8/1/41	35,390	36,809
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.000%	10/15/41	8,490	8,790
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.000%	5/15/43	5,960	6,193
	New York City NY GO	5.000%	3/1/37	3,535	3,652
	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project)	7.500%	8/1/16	2,400	2,496
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.000%	6/15/44	10,300	10,528
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.000%	6/15/45	6,865	7,043
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.000%	6/15/47	13,730	14,084
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.000%	5/1/42	10,165	10,521
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.000%	2/15/43	3,540	3,662
	New York State Environmental Facilities Corp.
	Revenue (State Revolving Funds)	5.000%	11/15/38	9,715	10,205
	San Diego CA Community College District GO	5.000%	8/1/43	7,435	7,720

Total Tax-Exempt Municipal Bonds (Cost $204,993)					205,301

				Shares
Convertible Preferred Stocks (0.0%)
8	Lehman Brothers Holdings Inc. Pfd. (Cost $29,160)	7.250%		29,160	—

Preferred Stocks (0.0%)
	Aspen Insurance Holdings Ltd. Pfd. (Cost $6,798)	7.401%		262,600	7,017

30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (1.7%)
Money Market Fund (1.7%)
16 Vanguard Market Liquidity Fund (Cost $748,904)	0.124%	748,903,908	748,904
Total Investments (100.2%) (Cost $44,746,109)			44,853,524
Other Assets and Liabilities—Net (-0.2%)			(84,475)
Net Assets (100%)			44,769,049

* Securities with a value of $2,216,000 have been segregated as initial margin for open cleared swap contracts.
1 Securities with a value of $522,000 have been segregated as collateral for open swap contracts.
2 Securities with a value of $29,056,000 have been segregated as initial margin for open futures contracts.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the aggregate value of these securities was $5,434,170,000, representing 12.1% of net assets.
7 Security made only partial principal and interest payments during the period ended July 31, 2013.
8 Non-income-producing security--security in default.
9 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
10 Guaranteed by the Government of Japan.
11 Guaranteed by multiple countries.
12 Guaranteed by the Federal Republic of Germany.
13 Guaranteed by the Republic of Austria.
14 Guaranteed by the State of Qatar.
15 Scheduled principal and interest payments are guaranteed by bank letter of credit.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.

31

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (7.6%)
U.S. Government Securities (7.6%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	274,790	286,127
	United States Treasury Note/Bond	1.250%	8/31/15	2,034	2,072
1	United States Treasury Note/Bond	9.875%	11/15/15	9,000	10,932
	United States Treasury Note/Bond	0.375%	3/15/16	33,000	32,907
	United States Treasury Note/Bond	2.375%	3/31/16	2,000	2,100
2	United States Treasury Note/Bond	2.625%	4/30/16	4,700	4,969
	United States Treasury Note/Bond	0.625%	7/15/16	761,500	762,216
	United States Treasury Note/Bond	1.375%	7/31/18	126,250	126,211
1	United States Treasury Note/Bond	2.750%	2/15/19	6,395	6,801
	United States Treasury Note/Bond	3.625%	8/15/19	1,530	1,700
	United States Treasury Note/Bond	1.000%	8/31/19	55,000	52,645
	United States Treasury Note/Bond	3.375%	11/15/19	32,810	36,009
					1,324,689
Nonconventional Mortgage-Backed Securities (0.0%)
[3,4,5]	Freddie Mac Non Gold Pool	2.375%	8/1/32	519	539
[3,4,5]	Freddie Mac Non Gold Pool	3.018%	9/1/32	192	198

					737

Total U.S. Government and Agency Obligations (Cost $1,326,125)					1,325,426
Asset-Backed/Commercial Mortgage-Backed Securities (10.7%)
4,6	Ally Auto Receivables Trust 2010-3	2.690%	2/15/17	3,250	3,310
4	Ally Auto Receivables Trust 2012-1	1.210%	7/15/16	5,550	5,580
4	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	2,500	2,501
4	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	4,000	3,986
4,6	Ally Master Owner Trust Series 2010-2	4.250%	4/15/17	1,035	1,092
4,6	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	3,280	3,469
3,4	Ally Master Owner Trust Series 2010-4	1.261%	8/15/17	43,450	43,876
[3,4,6]	Ally Master Owner Trust Series 2010-4	1.741%	8/15/17	8,100	8,209
[3,4,6]	Ally Master Owner Trust Series 2010-4	2.141%	8/15/17	6,160	6,231
4	Ally Master Owner Trust Series 2012-3	1.210%	6/15/17	10,900	10,955
[3,4,6]	American Express Credit Account Secured Note Trust
	2004-2	0.861%	12/15/16	1,000	997
3,4	American Express Credit Account Secured Note Trust
	2012-4	0.431%	5/15/20	30,000	29,833
3,4	American Express Credit Account Secured Note Trust
	2012-4	0.741%	5/15/20	7,000	6,989
3,4	American Express Issuance Trust II 2013-1	0.471%	2/15/19	13,000	12,927
4,6	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	6,000	6,377
4,6	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	3,540	4,016
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	720	699
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	3,100	3,024
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	1,500	1,485
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	2,500	2,468
[3,4,6]	Arkle Master Issuer plc Series 2010-1	1.524%	5/17/60	14,170	14,306
[3,4,6]	Arran Residential Mortgages Funding 2010-1 plc	1.674%	5/16/47	7,744	7,828
[3,4,6]	Arran Residential Mortgages Funding 2011-1 plc	1.724%	11/19/47	6,000	6,050
4,6	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,975	4,691
4	Banc of America Commercial Mortgage Trust 2006-4	5.634%	7/10/46	24,950	27,500
4	Banc of America Commercial Mortgage Trust 2007-2	5.622%	4/10/49	11,887	13,313
4	Banc of America Commercial Mortgage Trust 2008-1	6.206%	2/10/51	24,812	28,519
[3,4,6]	Bank of America Student Loan Trust 2010-1A	1.066%	2/25/43	19,649	19,719
3,4	Bank One Issuance Trust Series 2004-C2	0.991%	2/15/17	1,200	1,197
4,6	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	3,447	3,462
4	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR7	4.945%	2/11/41	468	467
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.713%	6/11/40	20,740	23,521
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	12,256	13,517

32

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR18	5.613%	6/11/50	3,116	3,118
3,4	Brazos Higher Education Authority Inc. Series 2005-3	0.473%	6/25/26	5,720	5,332
3,4	Brazos Higher Education Authority Inc. Series 2010-1	1.173%	5/25/29	3,185	3,200
3,4	Brazos Higher Education Authority Inc. Series 2011-1	1.073%	2/25/30	17,900	17,835
4,6	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	2,313	2,309
4,6	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	3,432	3,404
4	Capital Auto Receivables Asset Trust 2013-1	0.970%	1/22/18	6,550	6,479
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	1,550	1,528
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	1,700	1,656
3,4	Capital One Multi-asset Execution Trust 2003-C3	2.441%	7/15/16	16,374	16,398
3,4	Capital One Multi-asset Execution Trust 2004-C2	1.241%	12/15/16	1,988	1,984
3,4	Capital One Multi-asset Execution Trust 2007-A1	0.241%	11/15/19	1,130	1,119
3,4	Capital One Multi-asset Execution Trust 2007-A2	0.271%	12/16/19	39,375	38,899
3,4	Capital One Multi-asset Execution Trust 2007-A5	0.231%	7/15/20	40,394	39,743
[3,4,6]	Cards II Trust 2012-4A	0.641%	9/15/17	5,910	5,914
4	CarMax Auto Owner Trust 2013-2	1.910%	3/15/19	2,920	2,920
4	CarMax Auto Owner Trust 2013-2	2.850%	2/18/20	1,785	1,785
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	9,100	9,106
4,6	CFCRE Commercial Mortgage Trust 2011-C1	5.547%	4/15/44	2,900	3,059
4,6	CFCRE Commercial Mortgage Trust 2011-C2	5.559%	12/15/47	5,260	5,697
3,4	Chase Issuance Trust 2007-C1	0.651%	4/15/19	6,100	5,986
3,4	Chase Issuance Trust 2012-A10	0.451%	12/16/19	26,000	25,839
3,4	Chase Issuance Trust 2012-A2	0.461%	5/15/19	8,500	8,476
3,4	Citibank Credit Card Issuance Trust 2005-C2	0.661%	3/24/17	1,520	1,511
3,4	Citibank Credit Card Issuance Trust 2008-A7	1.567%	5/20/20	11,800	12,339
3,4	Citibank Credit Card Issuance Trust 2013-A2	0.471%	5/26/20	10,000	9,932
4,6	Citibank Omni Master Trust 2009-A13	5.350%	8/15/18	16,845	17,618
[3,4,6]	Citibank Omni Master Trust 2009-A14A	2.941%	8/15/18	5,825	5,961
4,6	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	58,822	61,885
4	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	6,650	7,337
4	Citigroup Commercial Mortgage Trust 2007-C6	5.696%	12/10/49	255	254
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,770	5,486
4,6	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	1,961
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	5,650	5,322
4,6	CLI Funding V LLC 2013-1A	2.830%	3/18/28	5,705	5,610
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	16,000	17,686
4	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	268	268
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,700	2,604
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	3,824
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	11/15/45	5,050	4,706
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,750	5,348
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,700	2,489
4	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	3,900	3,706
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	5,000	4,935
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,800	3,549
4,6	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	6,500	6,056
4	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	8,150	8,693
4	Commercial Mortgage Trust 2006-GG7	5.860%	7/10/38	25,015	27,670
6	Commonwealth Bank of Australia	2.250%	3/16/17	10,450	10,746
4	Credit Suisse Commercial Mortgage Trust 2007-C5	5.589%	9/15/40	926	928
4,6	Cronos Containers Program Ltd. 2012-2A	3.810%	9/18/27	3,529	3,578
3,4	Discover Card Execution Note Trust 2012-A4	0.561%	11/15/19	6,500	6,512
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	50,000	48,089
3,4	Discover Card Execution Note Trust 2013-A1	0.491%	8/17/20	18,000	17,893
6	DNB Boligkreditt AS	1.450%	3/21/18	5,500	5,369
4,6	Dominos Pizza Master Issuer LLC 2012-1A	5.216%	1/25/42	7,214	7,737
4	Dryrock Issuance Trust Series 2012-2	0.640%	8/15/18	7,000	6,963
4,6	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	5,242	5,311
4,6	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	6,768	6,769
4,6	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	2,200	2,196
4,6	Fontainebleau Miami Beach Trust 2012-FBLU	2.887%	5/5/27	5,800	5,852
4,6	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	2,200	2,194
4	Ford Credit Auto Lease Trust 2013-A	0.780%	4/15/16	1,800	1,798

33

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	4,000	3,994
4	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	3,050	3,034
4	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	2,000	1,998
4	Ford Credit Auto Owner Trust 2013-C	1.910%	3/15/19	1,650	1,648
4	Ford Credit Auto Owner Trust 2013-C	2.500%	1/15/20	1,850	1,848
4	Ford Credit Auto Owner Trust 2010-A	2.930%	11/15/15	1,000	1,018
4	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	1,210	1,234
4	Ford Credit Auto Owner Trust 2013-A	1.150%	7/15/18	1,850	1,842
4	Ford Credit Auto Owner Trust 2013-A	1.360%	10/15/18	900	895
4	Ford Credit Auto Owner Trust 2013-B	1.110%	10/15/18	1,700	1,667
4	Ford Credit Auto Owner Trust 2013-B	1.320%	1/15/19	800	785
4	Ford Credit Auto Owner Trust 2013-B	1.820%	11/15/19	600	585
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.990%	2/15/17	8,785	9,271
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	2,000	2,027
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	0.940%	9/15/16	2,600	2,594
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	1.390%	9/15/16	6,100	6,096
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	24,000	23,827
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	1,600	1,582
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	1,900	1,883
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.370%	1/15/18	5,700	5,637
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.820%	1/15/18	2,100	2,089
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-3	1.740%	6/15/17	820	818
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	670	664
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	720	705
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	290	285
4,6	FRS I LLC 2013-1A	1.800%	4/15/43	1,557	1,548
4,6	FRS I LLC 2013-1A	3.080%	4/15/43	6,243	6,100
3,4	GE Capital Credit Card Master Note Trust Series 2011-
	2	1.191%	5/15/19	10,800	10,772
4	GE Capital Credit Card Master Note Trust Series 2012-
	2	2.220%	1/15/22	30,000	29,890
4	GE Capital Credit Card Master Note Trust Series 2012-
	6	1.360%	8/17/20	2,300	2,273
3,4	GE Dealer Floorplan Master Note Trust Series 2012-2	0.942%	4/22/19	13,000	13,101
3,4	GE Dealer Floorplan Master Note Trust Series 2012-4	0.632%	10/20/17	10,000	10,000
4,6	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	18,000	18,211
[3,4,6]	Golden Credit Card Trust 2012-3A	0.641%	7/17/17	12,100	12,118
[3,4,6]	Golden Credit Card Trust 2013-1A	0.441%	2/15/18	9,000	8,966
4,6	Great America Leasing Receivables 2011-1	2.340%	4/15/16	1,500	1,514
4,6	Great America Leasing Receivables 2013-1	1.160%	5/15/18	2,500	2,473
4	GS Mortgage Securities Trust 2006-GG6	5.506%	4/10/38	4,252	4,336
4	GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	13,213	14,364
4,6	GS Mortgage Securities Trust 2010-C2	5.226%	12/10/43	1,370	1,418
4,6	GS Mortgage Securities Trust 2011-ALF	3.215%	2/10/21	5,290	5,346
4,6	GS Mortgage Securities Trust 2011-ALF	3.563%	2/10/21	1,850	1,859
4,6	GS Mortgage Securities Trust 2011-GC3	5.543%	3/10/44	2,650	2,821
4,6	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	4,100	4,040
4,6	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	6,000	5,606
4,6	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,099
4	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	2,500	2,476
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	3,700	3,489

34

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	3,500	3,454
4,6	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	17,930	18,980
4,6	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	7,500	7,908
4,6	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	17,800	17,455
4,6	Hyundai Auto Lease Securitization Trust 2012-A	1.050%	4/17/17	4,500	4,514
4,6	Hyundai Auto Lease Securitization Trust 2013-A	0.770%	10/17/16	2,000	1,988
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	1,700	1,722
4	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	1,000	991
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	1,200	1,188
[3,4,6]	Hyundai Floorplan Master Owner Trust Series 2013-1	0.541%	5/15/18	4,000	3,995
[3,4,6]	Hyundai Floorplan Master Owner Trust Series 2013-1	0.841%	5/15/18	1,400	1,393
4,6	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	4,825	4,779
3	Illinois Student Assistance Commission Series 2010-1	1.316%	4/25/22	12,234	12,325
4,6	Irvine Core Office Trust 2013-IRV	2.068%	5/15/48	6,112	5,950
4,6	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	6,000	5,661
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.475%	4/15/43	19,249	21,038
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	25,084	28,003
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.827%	2/15/51	5,181	5,206
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	10,030	10,908
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	1,250	1,312
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,175	1,231
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.526%	11/15/43	2,730	2,801
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.526%	11/15/43	2,313	2,460
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	6,550	7,064
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	4,990	5,397
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	3,170	3,292
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.314%	8/15/46	4,000	4,430
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	2,800	2,628
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,070	3,865
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,900	5,637
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	5,378	5,030
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	5,000	4,953
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.027%	7/15/45	5,000	4,956
[3,4,6]	Lanark Master Issuer plc 2012-2A	1.673%	12/22/54	2,110	2,140
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	25,211	27,848
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	20,153	22,494
4,6	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	8,570	8,508
4,6	Master Credit Card Trust 2013-3A	2.280%	1/22/18	2,100	2,100
4,6	Master Credit Card Trust 2012-2A	1.970%	4/21/17	1,400	1,399
3,4	MBNA Credit Card Master Note Trust 2003-C7	1.541%	3/15/16	3,430	3,433
3,4	MBNA Credit Card Master Note Trust 2004-A3	0.451%	8/16/21	4,990	4,923
3,4	MBNA Credit Card Master Note Trust 2004-C2	1.091%	11/15/16	16,655	16,649
4	Mercedes-Benz Auto Lease Trust 2013-A	0.720%	12/17/18	3,000	2,980
4,6	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	15,000	14,966
4	Merrill Lynch Mortgage Trust 2007-C1	5.746%	6/12/50	1,486	1,490
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	15,000	16,945

35

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	2,880	2,901
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	5,395	5,217
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,050	2,009
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,740	5,391
4,6	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	6,000	5,554
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	2,470	2,301
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,000	1,855
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	5,710	5,382
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	3,967	4,433
4	Morgan Stanley Capital I Trust 2007-TOP27	5.647%	6/11/42	285	285
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,400
4,6	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,000	5,726
[3,4,6]	Motor 2012 plc	0.686%	2/25/20	8,890	8,894
4,6	Motor 2012 plc	1.286%	2/25/20	2,615	2,619
6	National Australia Bank Ltd.	2.000%	6/20/17	6,600	6,731
[3,4,6]	Navistar Financial Dealer Note Master Owner Trust
	Series 2013-1	0.860%	1/25/18	6,400	6,408
4	Nissan Auto Lease Trust 2013-A	0.740%	10/15/18	2,000	1,986
3,4	Nissan Master Owner Trust Receivables Series 2013-A	0.491%	2/15/18	9,000	8,968
3	North Carolina State Education Assistance Authority
	2011-1	1.166%	1/26/26	5,500	5,534
	Royal Bank of Canada	1.200%	9/19/17	5,750	5,637
4	Santander Drive Auto Receivables Trust 2013-1	1.760%	1/15/19	1,070	1,035
4	Santander Drive Auto Receivables Trust 2013-2	1.330%	3/15/18	1,350	1,330
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	5,500	5,320
[3,4,6]	Silverstone Master Issuer plc 2010-1A	1.766%	1/21/55	18,475	18,863
6	Skandinaviska Enskilda Banken AB	1.375%	5/29/18	7,000	6,748
3,4	SLM Student Loan Trust 2005-5	0.366%	4/25/25	6,000	5,947
3,4	SLM Student Loan Trust 2006-5	0.376%	1/25/27	3,000	2,843
3,4	SLM Student Loan Trust 2006-6	0.376%	10/27/25	6,500	6,174
3,4	SLM Student Loan Trust 2007-1	0.356%	1/26/26	24,625	23,438
4,6	SLM Student Loan Trust 2011-A	4.370%	4/17/28	1,700	1,832
4,6	SLM Student Loan Trust 2011-B	3.740%	2/15/29	10,500	11,076
[3,4,6]	SLM Student Loan Trust 2011-C	1.591%	12/15/23	3,088	3,108
4,6	SLM Student Loan Trust 2011-C	4.540%	10/17/44	5,450	5,862
[3,4,6]	SLM Student Loan Trust 2012-B	1.291%	12/15/21	2,511	2,521
4,6	SLM Student Loan Trust 2012-B	3.480%	10/15/30	4,550	4,761
[3,4,6]	SLM Student Loan Trust 2012-E	0.941%	10/16/23	10,299	10,284
[3,4,6]	SLM Student Loan Trust 2013-1	1.241%	5/17/27	5,400	5,321
4,6	SLM Student Loan Trust 2013-1	2.500%	3/15/47	1,800	1,671
4,6	SLM Student Loan Trust 2013-B	1.850%	6/17/30	3,000	2,881
4,6	SLM Student Loan Trust 2013-B	3.000%	5/16/44	1,400	1,312
[3,4,6]	SMART ABS Series 2010-1US Trust	1.691%	12/14/15	14,747	14,842
4,6	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	5,000	5,079
4,6	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	1,750	1,784
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	5,700	5,683
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	2,000	1,975
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	4,200	4,136
4,6	Sonic Capital LLC 2011-1A	5.438%	5/20/41	1,687	1,797
3,4	South Carolina Student Loan Corp. Revenue 2010-1	1.266%	7/25/25	11,550	11,602
6	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	2,000	1,917
6	SpareBank 1 Boligkreditt AS	1.750%	11/15/19	10,400	9,780
6	Stadshypotek AB	1.250%	5/23/18	1,930	1,866
4,6	Textainer Marine Containers Ltd. 2011-1A	4.700%	6/15/26	2,217	2,219
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,215
4,6	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,000	5,803
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,055	4,695

36

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	8,000	7,532
4	Volkswagen Auto Lease Trust 2012-A	1.060%	5/22/17	3,200	3,204
4,6	Volvo Financial Equipment LLC Series 2012-1	2.380%	9/16/19	1,200	1,216
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	13,200	14,237
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	25,425	28,026
4	Wachovia Bank Commercial Mortgage Trust Series
	2007-C34	5.569%	5/15/46	4,832	4,840
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	3,950	3,706
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,610	1,543
6	Westpac Banking Corp.	1.250%	12/15/17	2,450	2,391
4,6	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	5,450	5,750
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	4,930	4,584
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	5,400	5,308
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,183
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,300	3,145
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	5,650	5,305
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,713
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,073
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	4,000	3,921
3,4,6	World Omni Master Owner Trust 2013-1	0.541%	2/15/18	4,000	3,991

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,832,582)					1,867,439
Corporate Bonds (75.5%)
Finance (25.8%)
	Banking (16.0%)
	AgriBank FCB	9.125%	7/15/19	5,000	6,477
	American Express Bank FSB	6.000%	9/13/17	4,250	4,916
	American Express Centurion Bank	5.950%	6/12/17	10,000	11,491
	American Express Centurion Bank	6.000%	9/13/17	5,060	5,848
	American Express Co.	5.500%	9/12/16	6,070	6,781
	American Express Co.	6.150%	8/28/17	17,000	19,721
	American Express Co.	7.000%	3/19/18	12,000	14,533
	American Express Co.	2.650%	12/2/22	18,679	17,479
4	American Express Co.	6.800%	9/1/66	4,000	4,275
	American Express Credit Corp.	2.800%	9/19/16	2,700	2,828
6	ANZ Capital Trust II	5.360%	11/29/49	3,000	3,000
	Associates Corp. of North America	6.950%	11/1/18	8,855	10,512
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	8,000	7,982
6	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	6,817	7,434
6	Banco de Credito del Peru	4.250%	4/1/23	5,000	4,552
6	Banco Santander Mexico SA Institucion de Banca
	Multiple Grupo Financiero Santand	4.125%	11/9/22	5,000	4,675
	Bank of America Corp.	3.750%	7/12/16	2,500	2,643
	Bank of America Corp.	6.500%	8/1/16	6,375	7,216
	Bank of America Corp.	5.420%	3/15/17	2,300	2,489
	Bank of America Corp.	3.875%	3/22/17	1,400	1,479
	Bank of America Corp.	6.000%	9/1/17	1,750	1,974
	Bank of America Corp.	5.750%	12/1/17	4,000	4,511
	Bank of America Corp.	5.650%	5/1/18	13,000	14,599
	Bank of America Corp.	7.625%	6/1/19	26,000	31,703
	Bank of America Corp.	5.625%	7/1/20	32,500	36,361
	Bank of America Corp.	5.875%	1/5/21	18,500	21,086
	Bank of America Corp.	5.000%	5/13/21	17,750	19,094
	Bank of America Corp.	5.700%	1/24/22	19,000	21,356
	Bank of America Corp.	3.300%	1/11/23	17,500	16,411
	Bank of America NA	5.300%	3/15/17	8,877	9,693
	Bank of America NA	6.100%	6/15/17	5,000	5,591
	Bank of Montreal	1.400%	9/11/17	1,970	1,940
	Bank of Montreal	1.450%	4/9/18	5,800	5,649
	Bank of Montreal	2.550%	11/6/22	30,000	27,826

37

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of New York Mellon Corp.	5.500%	12/1/17	5,465	6,141
	Bank of New York Mellon Corp.	5.450%	5/15/19	9,580	11,027
	Bank of New York Mellon Corp.	4.600%	1/15/20	14,300	15,647
	Bank of New York Mellon Corp.	4.150%	2/1/21	9,000	9,564
	Bank of New York Mellon Corp.	3.550%	9/23/21	13,040	13,306
	Bank of Nova Scotia	4.375%	1/13/21	8,500	9,255
	Barclays Bank plc	6.750%	5/22/19	33,530	40,163
	Barclays Bank plc	5.125%	1/8/20	31,125	34,575
	BB&T Corp.	4.900%	6/30/17	5,300	5,815
	BB&T Corp.	6.850%	4/30/19	5,714	6,930
	BB&T Corp.	5.250%	11/1/19	12,000	13,471
	BB&T Corp.	3.950%	3/22/22	7,500	7,570
	Bear Stearns Cos. LLC	6.400%	10/2/17	5,500	6,362
	Bear Stearns Cos. LLC	7.250%	2/1/18	19,035	22,865
	BNP Paribas SA	5.000%	1/15/21	80,900	86,213
	BNP Paribas SA	3.250%	3/3/23	28,700	26,499
	Capital One Bank USA NA	3.375%	2/15/23	4,000	3,788
	Capital One NA	1.500%	3/22/18	7,000	6,751
	Citigroup Inc.	6.000%	8/15/17	7,000	7,932
	Citigroup Inc.	6.125%	11/21/17	6,111	6,998
	Citigroup Inc.	6.125%	5/15/18	15,000	17,240
	Citigroup Inc.	8.500%	5/22/19	19,317	24,629
	Citigroup Inc.	5.375%	8/9/20	26,000	29,193
	Citigroup Inc.	4.500%	1/14/22	33,500	35,101
	Citigroup Inc.	3.375%	3/1/23	4,000	3,796
[4,6,7]	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
	Commonwealth Bank of Australia	1.900%	9/18/17	7,750	7,761
6	Commonwealth Bank of Australia	5.000%	3/19/20	7,500	8,285
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	24,000	25,507
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	65,000	65,484
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	29,500	28,428
	Credit Suisse	6.000%	2/15/18	3,692	4,168
	Credit Suisse	5.300%	8/13/19	30,888	34,857
	Credit Suisse	4.375%	8/5/20	17,000	18,209
4	Deutsche Bank AG	4.296%	5/24/28	21,000	19,005
	Discover Bank	7.000%	4/15/20	3,665	4,326
	Fifth Third Bank	1.450%	2/28/18	2,500	2,429
4	Fifth Third Capital Trust IV	6.500%	4/15/67	1,600	1,598
	First Niagara Financial Group Inc.	6.750%	3/19/20	4,720	5,471
	First Niagara Financial Group Inc.	7.250%	12/15/21	14,217	16,420
	First Tennessee Bank NA	5.050%	1/15/15	5,000	5,233
	FirstMerit Corp.	4.350%	2/4/23	9,000	8,882
	Goldman Sachs Group Inc.	5.625%	1/15/17	5,000	5,448
	Goldman Sachs Group Inc.	6.250%	9/1/17	3,000	3,422
	Goldman Sachs Group Inc.	5.950%	1/18/18	13,000	14,642
	Goldman Sachs Group Inc.	2.375%	1/22/18	1,500	1,484
	Goldman Sachs Group Inc.	6.150%	4/1/18	20,575	23,481
	Goldman Sachs Group Inc.	7.500%	2/15/19	16,500	19,887
	Goldman Sachs Group Inc.	5.375%	3/15/20	27,800	30,504
	Goldman Sachs Group Inc.	6.000%	6/15/20	13,700	15,618
	Goldman Sachs Group Inc.	5.250%	7/27/21	39,750	42,884
	Goldman Sachs Group Inc.	5.750%	1/24/22	42,325	47,049
	Goldman Sachs Group Inc.	3.625%	1/22/23	5,500	5,258
	HSBC Bank USA NA	6.000%	8/9/17	5,055	5,729
	HSBC Bank USA NA	4.875%	8/24/20	31,288	33,527
	HSBC Holdings plc	5.100%	4/5/21	51,948	57,192
	HSBC Holdings plc	4.875%	1/14/22	11,500	12,444
	HSBC Holdings plc	4.000%	3/30/22	26,100	26,574
	HSBC USA Inc.	5.000%	9/27/20	17,000	18,044
	Intesa Sanpaolo SPA	3.875%	1/16/18	23,591	22,960
	JPMorgan Chase & Co.	3.450%	3/1/16	2,000	2,100
	JPMorgan Chase & Co.	3.150%	7/5/16	5,925	6,211
	JPMorgan Chase & Co.	6.125%	6/27/17	3,000	3,391
	JPMorgan Chase & Co.	6.000%	1/15/18	6,000	6,885

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	6.300%	4/23/19	10,650	12,541
	JPMorgan Chase & Co.	4.950%	3/25/20	12,300	13,553
	JPMorgan Chase & Co.	4.400%	7/22/20	21,135	22,393
	JPMorgan Chase & Co.	4.250%	10/15/20	29,500	31,084
	JPMorgan Chase & Co.	4.625%	5/10/21	15,700	16,856
	JPMorgan Chase & Co.	4.350%	8/15/21	16,600	17,483
	JPMorgan Chase & Co.	4.500%	1/24/22	20,500	21,741
	JPMorgan Chase & Co.	3.250%	9/23/22	17,000	16,243
	JPMorgan Chase & Co.	3.200%	1/25/23	6,650	6,283
	JPMorgan Chase Bank NA	6.000%	7/5/17	6,500	7,384
	JPMorgan Chase Bank NA	6.000%	10/1/17	10,380	11,856
6	Lloyds TSB Bank plc	6.500%	9/14/20	8,170	8,753
	Lloyds TSB Bank plc	6.375%	1/21/21	39,092	45,628
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	8,555	10,050
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	2,000	2,184
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	7,850	8,959
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	16,123	18,912
	Merrill Lynch & Co. Inc.	6.875%	11/15/18	2,797	3,308
	Morgan Stanley	3.800%	4/29/16	3,250	3,412
	Morgan Stanley	5.750%	10/18/16	2,500	2,776
	Morgan Stanley	5.450%	1/9/17	3,000	3,282
	Morgan Stanley	5.550%	4/27/17	6,800	7,476
	Morgan Stanley	5.950%	12/28/17	4,000	4,483
	Morgan Stanley	6.625%	4/1/18	5,700	6,550
	Morgan Stanley	7.300%	5/13/19	15,000	17,812
	Morgan Stanley	5.625%	9/23/19	20,500	22,748
	Morgan Stanley	5.500%	1/26/20	20,535	22,544
	Morgan Stanley	5.500%	7/24/20	12,000	13,176
	Morgan Stanley	5.750%	1/25/21	24,000	26,719
	Morgan Stanley	5.500%	7/28/21	16,600	18,178
	Morgan Stanley	3.750%	2/25/23	14,000	13,431
	National Australia Bank Ltd.	3.000%	1/20/23	20,190	18,868
	Northern Trust Co.	5.850%	11/9/17	7,280	8,315
	Northern Trust Co.	6.500%	8/15/18	4,000	4,767
	Northern Trust Corp.	3.450%	11/4/20	8,000	8,226
	Northern Trust Corp.	3.375%	8/23/21	13,036	13,139
	People's United Financial Inc.	3.650%	12/6/22	25,905	24,502
	PNC Bank NA	6.000%	12/7/17	4,500	5,223
	PNC Bank NA	6.875%	4/1/18	12,085	14,527
	PNC Bank NA	2.700%	11/1/22	32,000	29,250
	PNC Bank NA	2.950%	1/30/23	15,000	13,854
	PNC Financial Services Group Inc.	2.854%	11/9/22	2,000	1,861
	PNC Funding Corp.	6.700%	6/10/19	15,000	18,211
	PNC Funding Corp.	5.125%	2/8/20	18,653	20,815
	PNC Funding Corp.	4.375%	8/11/20	23,000	24,728
	PNC Funding Corp.	3.300%	3/8/22	29,570	28,851
	Regions Bank	7.500%	5/15/18	8,775	10,317
	Regions Financial Corp.	2.000%	5/15/18	2,000	1,926
	Royal Bank of Canada	2.200%	7/27/18	11,000	10,987
	Royal Bank of Scotland Group plc	4.700%	7/3/18	2,000	1,977
	Royal Bank of Scotland Group plc	6.400%	10/21/19	18,500	20,990
	Royal Bank of Scotland Group plc	6.100%	6/10/23	7,000	6,683
	Royal Bank of Scotland NV	4.650%	6/4/18	7,150	7,237
	Royal Bank of Scotland plc	5.625%	8/24/20	36,026	39,611
	Royal Bank of Scotland plc	6.125%	1/11/21	32,000	36,155
	Santander Holdings USA Inc.	4.625%	4/19/16	3,200	3,395
6	Societe Generale SA	5.200%	4/15/21	7,800	8,238
	Sovereign Bank	8.750%	5/30/18	5,000	5,903
	State Street Corp.	1.350%	5/15/18	3,000	2,914
	State Street Corp.	4.375%	3/7/21	18,340	19,817
	State Street Corp.	3.100%	5/15/23	13,125	12,266
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	13,500	12,908
6	Swedbank AB	2.125%	9/29/17	1,220	1,214
	UBS AG	5.875%	12/20/17	13,050	15,084

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	UBS AG	4.875%	8/4/20	56,100	61,868
	Union Bank NA	5.950%	5/11/16	1,131	1,265
	Union Bank NA	2.125%	6/16/17	3,695	3,689
	UnionBanCal Corp.	3.500%	6/18/22	18,000	17,461
	US Bancorp	4.125%	5/24/21	20,513	21,694
	US Bancorp	3.000%	3/15/22	13,124	12,781
	US Bancorp	2.950%	7/15/22	45,200	42,897
4	US Bank NA	3.778%	4/29/20	6,395	6,686
	Wachovia Bank NA	6.000%	11/15/17	8,000	9,208
	Wachovia Corp.	5.625%	10/15/16	8,000	9,002
	Wachovia Corp.	5.750%	2/1/18	14,525	16,775
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	1
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,500	11
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	13
	Wells Fargo & Co.	5.625%	12/11/17	15,400	17,683
	Wells Fargo & Co.	4.600%	4/1/21	40,509	43,982
	Wells Fargo & Co.	3.500%	3/8/22	31,750	32,098
	Wells Fargo & Co.	3.450%	2/13/23	36,700	34,969
	Westpac Banking Corp.	1.600%	1/12/18	3,390	3,338
	Westpac Banking Corp.	2.250%	7/30/18	9,010	8,978
	Westpac Banking Corp.	4.875%	11/19/19	40,795	45,856
6	Woori Bank Co. Ltd.	5.875%	4/13/21	3,000	3,284
	Zions Bancorporation	5.500%	11/16/15	8,000	8,280
	Brokerage (1.1%)
	Ameriprise Financial Inc.	7.300%	6/28/19	6,200	7,778
	Ameriprise Financial Inc.	5.300%	3/15/20	26,570	30,326
	BlackRock Inc.	6.250%	9/15/17	4,395	5,173
	BlackRock Inc.	5.000%	12/10/19	7,000	7,962
	BlackRock Inc.	4.250%	5/24/21	20,250	21,517
	BlackRock Inc.	3.375%	6/1/22	25,000	25,215
6	Blackstone Holdings Finance Co. LLC	6.625%	8/15/19	2,725	3,214
	Charles Schwab Corp.	6.375%	9/1/17	6,000	7,005
	Charles Schwab Corp.	2.200%	7/25/18	1,300	1,297
	Charles Schwab Corp.	4.450%	7/22/20	11,500	12,524
	Charles Schwab Corp.	3.225%	9/1/22	10,000	9,613
	Franklin Resources Inc.	4.625%	5/20/20	7,550	8,210
	Franklin Resources Inc.	2.800%	9/15/22	11,000	10,377
	Invesco Finance plc	3.125%	11/30/22	22,485	20,996
	Jefferies Group LLC	5.125%	4/13/18	10,755	11,521
	Jefferies Group LLC	6.875%	4/15/21	3,000	3,345
	Jefferies Group LLC	5.125%	1/20/23	3,000	3,021
7	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
	Finance Companies (1.7%)
	General Electric Capital Corp.	2.300%	4/27/17	2,000	2,033
	General Electric Capital Corp.	5.625%	5/1/18	18,475	21,240
	General Electric Capital Corp.	6.000%	8/7/19	12,900	15,055
	General Electric Capital Corp.	5.500%	1/8/20	10,000	11,343
	General Electric Capital Corp.	5.550%	5/4/20	4,000	4,535
	General Electric Capital Corp.	4.375%	9/16/20	24,250	25,840
	General Electric Capital Corp.	4.625%	1/7/21	12,500	13,410
	General Electric Capital Corp.	5.300%	2/11/21	13,500	14,775
	General Electric Capital Corp.	4.650%	10/17/21	38,097	40,713
	General Electric Capital Corp.	3.150%	9/7/22	13,845	13,105
	General Electric Capital Corp.	3.100%	1/9/23	1,000	940
4	General Electric Capital Corp.	6.375%	11/15/67	7,000	7,455
	HSBC Finance Corp.	6.676%	1/15/21	93,189	105,503
	SLM Corp.	6.250%	1/25/16	9,000	9,628
	SLM Corp.	6.000%	1/25/17	9,020	9,595
	SLM Corp.	4.625%	9/25/17	5,000	5,048

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Insurance (4.7%)
	ACE INA Holdings Inc.	2.700%	3/13/23	15,195	14,291
	Aetna Inc.	6.500%	9/15/18	10,318	12,278
	Aetna Inc.	3.950%	9/1/20	12,000	12,541
	Aetna Inc.	2.750%	11/15/22	33,000	30,527
	Aflac Inc.	8.500%	5/15/19	9,940	12,921
	Aflac Inc.	4.000%	2/15/22	5,000	5,152
	Aflac Inc.	3.625%	6/15/23	18,000	17,652
	Alleghany Corp.	4.950%	6/27/22	9,086	9,704
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,000	2,173
	Allstate Corp.	3.150%	6/15/23	16,000	15,612
	Alterra Finance LLC	6.250%	9/30/20	8,000	9,093
	American Financial Group Inc.	9.875%	6/15/19	10,000	12,972
	American International Group Inc.	3.800%	3/22/17	2,980	3,165
	American International Group Inc.	5.450%	5/18/17	5,000	5,565
	American International Group Inc.	5.850%	1/16/18	14,174	16,151
	American International Group Inc.	8.250%	8/15/18	30,000	37,530
	American International Group Inc.	6.400%	12/15/20	15,000	17,724
	American International Group Inc.	4.875%	6/1/22	4,650	5,057
	Assurant Inc.	4.000%	3/15/23	2,000	1,945
	Axis Specialty Finance LLC	5.875%	6/1/20	21,240	23,620
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	12,000	12,843
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	7,360	7,186
	Berkshire Hathaway Inc.	3.750%	8/15/21	20,000	20,742
	Berkshire Hathaway Inc.	3.400%	1/31/22	7,706	7,755
4	Chubb Corp.	6.375%	3/29/67	4,900	5,329
	Cigna Corp.	4.500%	3/15/21	5,000	5,358
	Cigna Corp.	4.000%	2/15/22	10,645	10,946
	CNA Financial Corp.	5.875%	8/15/20	5,000	5,707
	Coventry Health Care Inc.	5.450%	6/15/21	5,000	5,602
	Genworth Holdings Inc.	7.700%	6/15/20	3,000	3,555
	Genworth Holdings Inc.	7.200%	2/15/21	3,000	3,495
	Genworth Holdings Inc.	7.625%	9/24/21	5,000	6,016
	Hartford Financial Services Group Inc.	5.125%	4/15/22	12,880	14,211
	Humana Inc.	3.150%	12/1/22	1,000	937
	Infinity Property & Casualty Corp.	5.000%	9/19/22	10,547	10,408
6	Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,661
	Lincoln National Corp.	6.250%	2/15/20	5,000	5,802
	Lincoln National Corp.	4.200%	3/15/22	2,000	2,058
	Loews Corp.	2.625%	5/15/23	8,000	7,385
	Manulife Financial Corp.	4.900%	9/17/20	24,150	26,102
	Markel Corp.	4.900%	7/1/22	10,000	10,613
	Markel Corp.	3.625%	3/30/23	4,000	3,840
6	MassMutual Global Funding II	2.500%	10/17/22	4,000	3,634
	MetLife Inc.	6.817%	8/15/18	13,615	16,617
	MetLife Inc.	7.717%	2/15/19	23,939	30,300
	MetLife Inc.	4.750%	2/8/21	25,000	27,477
	MetLife Inc.	3.048%	12/15/22	7,000	6,704
6	Metropolitan Life Global Funding I	3.000%	1/10/23	5,500	5,203
6	Nationwide Financial Services Inc.	5.375%	3/25/21	9,938	10,706
	OneBeacon US Holdings Inc.	4.600%	11/9/22	9,000	8,878
6	Pacific LifeCorp	6.000%	2/10/20	9,800	10,895
	PartnerRe Finance A LLC	6.875%	6/1/18	3,857	4,520
	PartnerRe Finance B LLC	5.500%	6/1/20	16,550	18,245
	Principal Financial Group Inc.	8.875%	5/15/19	11,195	14,642
	Principal Financial Group Inc.	3.300%	9/15/22	14,870	14,524
	Principal Financial Group Inc.	3.125%	5/15/23	4,000	3,818
	Progressive Corp.	3.750%	8/23/21	13,250	13,610
4	Progressive Corp.	6.700%	6/15/67	6,500	7,118
	Protective Life Corp.	7.375%	10/15/19	7,000	8,514
	Prudential Financial Inc.	4.500%	11/15/20	5,000	5,401
4	Prudential Financial Inc.	5.875%	9/15/42	6,000	6,060
4	Prudential Financial Inc.	5.625%	6/15/43	5,000	4,831

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Prudential Financial Inc.	5.200%	3/15/44	5,000	4,638
	Reinsurance Group of America Inc.	5.000%	6/1/21	8,000	8,515
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	13,155
6	Swiss Re Treasury US Corp.	2.875%	12/6/22	6,500	6,128
	Torchmark Corp.	9.250%	6/15/19	3,000	3,867
	Travelers Cos. Inc.	5.800%	5/15/18	2,328	2,716
	Travelers Cos. Inc.	5.900%	6/2/19	3,000	3,556
	Travelers Cos. Inc.	3.900%	11/1/20	6,405	6,828
	UnitedHealth Group Inc.	3.875%	10/15/20	14,000	14,693
	UnitedHealth Group Inc.	4.700%	2/15/21	13,000	14,275
	UnitedHealth Group Inc.	3.375%	11/15/21	8,000	8,030
	UnitedHealth Group Inc.	2.875%	3/15/22	34,316	33,025
	UnitedHealth Group Inc.	2.750%	2/15/23	15,000	14,081
	UnitedHealth Group Inc.	2.875%	3/15/23	7,000	6,650
	WellPoint Inc.	7.000%	2/15/19	2,445	2,981
	WellPoint Inc.	4.350%	8/15/20	2,000	2,141
	WellPoint Inc.	3.700%	8/15/21	8,090	8,150
	WR Berkley Corp.	4.625%	3/15/22	2,977	3,111
	Other Finance (0.2%)
	CME Group Inc.	3.000%	9/15/22	9,500	9,059
	NYSE Euronext	2.000%	10/5/17	15,000	14,991
	ORIX Corp.	3.750%	3/9/17	5,500	5,659
	Real Estate Investment Trusts (2.1%)
	American Campus Communities Operating Partnership
	LP	3.750%	4/15/23	2,000	1,916
	BioMed Realty LP	4.250%	7/15/22	9,082	8,961
	Boston Properties LP	3.700%	11/15/18	4,000	4,235
	Boston Properties LP	4.125%	5/15/21	6,000	6,236
	Boston Properties LP	3.850%	2/1/23	6,373	6,332
	Brandywine Operating Partnership LP	5.700%	5/1/17	3,550	3,908
	Brandywine Operating Partnership LP	4.950%	4/15/18	5,000	5,386
	Brandywine Operating Partnership LP	3.950%	2/15/23	2,000	1,874
	Camden Property Trust	4.875%	6/15/23	5,000	5,323
6	Corporate Office Properties LP	3.600%	5/15/23	5,000	4,673
	DDR Corp.	7.500%	4/1/17	1,750	2,042
	DDR Corp.	4.750%	4/15/18	3,000	3,253
	DDR Corp.	7.875%	9/1/20	5,000	6,141
	DDR Corp.	4.625%	7/15/22	3,000	3,067
	Digital Realty Trust LP	5.875%	2/1/20	12,000	13,130
	Duke Realty LP	6.500%	1/15/18	5	6
	Duke Realty LP	4.375%	6/15/22	3,000	2,994
	Duke Realty LP	3.625%	4/15/23	6,000	5,603
	ERP Operating LP	4.750%	7/15/20	6,015	6,474
	ERP Operating LP	4.625%	12/15/21	2,500	2,672
	Federal Realty Investment Trust	3.000%	8/1/22	13,924	13,193
6	Goodman Funding Pty Ltd.	6.375%	4/15/21	2,400	2,655
6	Goodman Funding Pty Ltd.	6.000%	3/22/22	8,000	8,653
	HCP Inc.	3.750%	2/1/19	3,000	3,115
	HCP Inc.	2.625%	2/1/20	10,000	9,489
	HCP Inc.	5.375%	2/1/21	11,600	12,803
	HCP Inc.	3.150%	8/1/22	2,000	1,860
	Health Care REIT Inc.	6.125%	4/15/20	5,000	5,712
	Health Care REIT Inc.	4.950%	1/15/21	8,000	8,548
	Health Care REIT Inc.	3.750%	3/15/23	5,000	4,869
	Healthcare Realty Trust Inc.	5.750%	1/15/21	5,000	5,484
	Healthcare Realty Trust Inc.	3.750%	4/15/23	7,000	6,522
	Kilroy Realty LP	4.800%	7/15/18	2,220	2,379
	Kilroy Realty LP	6.625%	6/1/20	7,470	8,581
	Kilroy Realty LP	3.800%	1/15/23	8,736	8,249
	Liberty Property LP	4.750%	10/1/20	1,031	1,094
	Post Apartment Homes LP	3.375%	12/1/22	5,000	4,695
	ProLogis LP	6.250%	3/15/17	1,520	1,724
	ProLogis LP	6.625%	5/15/18	12,284	14,374

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ProLogis LP	7.375%	10/30/19	7,045	8,564
	Realty Income Corp.	5.750%	1/15/21	3,000	3,312
	Realty Income Corp.	3.250%	10/15/22	12,000	11,058
	Senior Housing Properties Trust	6.750%	12/15/21	4,000	4,430
	Simon Property Group LP	10.350%	4/1/19	10,815	14,856
	Simon Property Group LP	5.650%	2/1/20	31,200	35,979
	Simon Property Group LP	4.375%	3/1/21	26,594	28,602
	Simon Property Group LP	4.125%	12/1/21	19,640	20,719
	Simon Property Group LP	3.375%	3/15/22	6,000	5,992
	Simon Property Group LP	2.750%	2/1/23	10,000	9,336
	UDR Inc.	4.625%	1/10/22	3,455	3,598
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	3,000	3,170
	Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	3,000	3,038
					4,480,494
Industrial (42.5%)
	Basic Industry (3.9%)
	Agrium Inc.	3.500%	6/1/23	5,000	4,805
	Air Products & Chemicals Inc.	4.375%	8/21/19	7,325	8,016
	Air Products & Chemicals Inc.	3.000%	11/3/21	17,235	16,935
	Barrick Gold Corp.	3.850%	4/1/22	18,500	15,864
6	Barrick Gold Corp.	4.100%	5/1/23	8,500	7,314
	Barrick North America Finance LLC	4.400%	5/30/21	11,930	10,897
	Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	1,062	1,026
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	4,122	4,135
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	5,555	6,276
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	29,030	28,733
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	30,050	28,711
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,535
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,000	3,950
	CF Industries Inc.	6.875%	5/1/18	8,556	10,139
	CF Industries Inc.	7.125%	5/1/20	11,480	13,661
	CF Industries Inc.	3.450%	6/1/23	7,000	6,617
	Dow Chemical Co.	4.125%	11/15/21	5,250	5,449
	Dow Chemical Co.	3.000%	11/15/22	4,000	3,760
	Eastman Chemical Co.	4.500%	1/15/21	8,139	8,612
	Eastman Chemical Co.	3.600%	8/15/22	3,500	3,431
	EI du Pont de Nemours & Co.	5.750%	3/15/19	570	669
	EI du Pont de Nemours & Co.	4.625%	1/15/20	19,618	21,799
	EI du Pont de Nemours & Co.	3.625%	1/15/21	28,635	29,585
	EI du Pont de Nemours & Co.	4.250%	4/1/21	4,000	4,274
	EI du Pont de Nemours & Co.	2.800%	2/15/23	28,000	26,289
	FMC Corp.	3.950%	2/1/22	5,000	5,039
6	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	11,000	10,138
	Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	13,000	11,630
6	Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	16,000	14,409
6	Glencore Funding LLC	4.125%	5/30/23	7,500	6,682
	Goldcorp Inc.	3.700%	3/15/23	4,000	3,626
	International Paper Co.	7.950%	6/15/18	12,939	16,137
	International Paper Co.	9.375%	5/15/19	7,000	9,261
	International Paper Co.	4.750%	2/15/22	4,000	4,247
	LyondellBasell Industries NV	5.000%	4/15/19	8,000	8,760
	LyondellBasell Industries NV	6.000%	11/15/21	5,000	5,669
	Newmont Mining Corp.	5.125%	10/1/19	4,000	4,222
	Newmont Mining Corp.	3.500%	3/15/22	9,000	7,755
	Nucor Corp.	4.125%	9/15/22	19,250	19,725
	Plains Exploration & Production Co.	6.875%	2/15/23	7,600	8,160
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	7,410	8,782
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	3,110	3,433
	Praxair Inc.	4.500%	8/15/19	3,000	3,349
	Praxair Inc.	4.050%	3/15/21	8,000	8,499
	Praxair Inc.	3.000%	9/1/21	16,915	16,709
	Praxair Inc.	2.450%	2/15/22	11,215	10,550
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	13,000	16,951

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Rio Tinto Finance USA Ltd.	3.500%	11/2/20	35,000	34,928
	Rio Tinto Finance USA Ltd.	4.125%	5/20/21	21,935	22,438
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	12,855	12,916
	Rio Tinto Finance USA plc	2.000%	3/22/17	13,410	13,450
	Rio Tinto Finance USA plc	1.625%	8/21/17	3,860	3,800
	Rio Tinto Finance USA plc	2.250%	12/14/18	7,500	7,337
	Rio Tinto Finance USA plc	3.500%	3/22/22	25,000	24,484
	Rio Tinto Finance USA plc	2.875%	8/21/22	15,000	13,760
	Syngenta Finance NV	3.125%	3/28/22	8,895	8,738
	Teck Resources Ltd.	2.500%	2/1/18	6,500	6,382
	Teck Resources Ltd.	3.000%	3/1/19	2,000	1,961
	Teck Resources Ltd.	4.500%	1/15/21	2,000	1,995
	Teck Resources Ltd.	3.750%	2/1/23	5,000	4,521
	Vale Overseas Ltd.	5.625%	9/15/19	18,000	19,618
	Vale Overseas Ltd.	4.625%	9/15/20	5,000	4,987
	Vale Overseas Ltd.	4.375%	1/11/22	10,500	9,971
6	Xstrata Finance Canada Ltd.	4.950%	11/15/21	5,000	4,922
	Capital Goods (5.3%)
	ABB Finance USA Inc.	2.875%	5/8/22	5,000	4,835
6	ABB Treasury Center USA Inc.	4.000%	6/15/21	7,000	7,291
	Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	10,975
	Boeing Capital Corp.	2.900%	8/15/18	6,907	7,220
	Boeing Co.	3.750%	11/20/16	3,300	3,605
	Boeing Co.	0.950%	5/15/18	9,985	9,609
	Boeing Co.	6.000%	3/15/19	2,750	3,287
	Boeing Co.	4.875%	2/15/20	21,680	24,635
	Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	2,226
	Caterpillar Financial Services Corp.	5.850%	9/1/17	2,000	2,314
	Caterpillar Financial Services Corp.	1.250%	11/6/17	2,775	2,719
	Caterpillar Financial Services Corp.	5.450%	4/15/18	14,406	16,674
	Caterpillar Financial Services Corp.	7.150%	2/15/19	14,000	17,419
	Caterpillar Inc.	7.900%	12/15/18	10,215	13,153
	Caterpillar Inc.	3.900%	5/27/21	16,000	16,811
	Caterpillar Inc.	2.600%	6/26/22	10,000	9,441
	CRH America Inc.	6.000%	9/30/16	18,126	20,512
	Danaher Corp.	2.300%	6/23/16	9,350	9,683
	Danaher Corp.	5.400%	3/1/19	2,535	2,949
	Danaher Corp.	3.900%	6/23/21	15,000	15,853
	Deere & Co.	4.375%	10/16/19	11,850	13,331
	Deere & Co.	2.600%	6/8/22	25,000	23,774
	Dover Corp.	4.300%	3/1/21	7,000	7,547
6	EADS Finance BV	2.700%	4/17/23	18,000	16,569
	Embraer Overseas Ltd.	6.375%	1/24/17	4,000	4,386
	Embraer Overseas Ltd.	6.375%	1/15/20	2,275	2,505
	Embraer SA	5.150%	6/15/22	8,000	8,060
	Emerson Electric Co.	5.375%	10/15/17	10,000	11,541
	Emerson Electric Co.	5.250%	10/15/18	5,000	5,807
	Emerson Electric Co.	4.875%	10/15/19	4,000	4,588
	Emerson Electric Co.	2.625%	2/15/23	12,590	12,018
	Flowserve Corp.	3.500%	9/15/22	5,000	4,766
	General Dynamics Corp.	1.000%	11/15/17	4,075	3,955
	General Dynamics Corp.	3.875%	7/15/21	23,155	24,356
	General Dynamics Corp.	2.250%	11/15/22	20,000	18,180
	General Electric Co.	5.250%	12/6/17	12,925	14,727
	General Electric Co.	2.700%	10/9/22	38,000	36,230
	Goodrich Corp.	3.600%	2/1/21	2,880	2,989
	Harsco Corp.	5.750%	5/15/18	7,065	7,545
	Honeywell International Inc.	5.300%	3/1/18	9,772	11,269
	Honeywell International Inc.	5.000%	2/15/19	7,409	8,489
	Honeywell International Inc.	4.250%	3/1/21	22,075	24,116
	Illinois Tool Works Inc.	6.250%	4/1/19	9,950	12,020
	Illinois Tool Works Inc.	3.375%	9/15/21	5,000	5,108
6	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	7,000	6,960

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	John Deere Capital Corp.	2.000%	1/13/17	9,500	9,622
	John Deere Capital Corp.	1.200%	10/10/17	1,250	1,227
	John Deere Capital Corp.	5.350%	4/3/18	3,000	3,446
	John Deere Capital Corp.	5.750%	9/10/18	8,000	9,398
	John Deere Capital Corp.	2.250%	4/17/19	8,400	8,506
	John Deere Capital Corp.	1.700%	1/15/20	7,000	6,616
	John Deere Capital Corp.	3.900%	7/12/21	7,180	7,606
	John Deere Capital Corp.	3.150%	10/15/21	8,050	8,031
	John Deere Capital Corp.	2.750%	3/15/22	12,800	12,255
	John Deere Capital Corp.	2.800%	1/27/23	4,000	3,813
	L-3 Communications Corp.	3.950%	11/15/16	2,985	3,178
	L-3 Communications Corp.	5.200%	10/15/19	8,500	9,217
	L-3 Communications Corp.	4.750%	7/15/20	4,000	4,204
	Lockheed Martin Corp.	7.650%	5/1/16	5,000	5,888
	Lockheed Martin Corp.	4.250%	11/15/19	22,810	24,997
	Lockheed Martin Corp.	3.350%	9/15/21	15,000	15,029
	Mohawk Industries Inc.	6.375%	1/15/16	300	331
	Mohawk Industries Inc.	3.850%	2/1/23	15,000	14,476
	Owens Corning	6.500%	12/1/16	2,102	2,345
	Owens Corning	9.000%	6/15/19	1,179	1,447
	Parker Hannifin Corp.	5.500%	5/15/18	6,400	7,364
	Precision Castparts Corp.	1.250%	1/15/18	12,735	12,418
	Precision Castparts Corp.	2.500%	1/15/23	22,000	20,510
	Raytheon Co.	6.400%	12/15/18	5,725	6,930
	Raytheon Co.	4.400%	2/15/20	5,845	6,333
	Raytheon Co.	3.125%	10/15/20	17,285	17,533
	Raytheon Co.	2.500%	12/15/22	23,300	21,521
	Republic Services Inc.	5.500%	9/15/19	7,400	8,397
	Republic Services Inc.	5.000%	3/1/20	4,400	4,830
	Republic Services Inc.	5.250%	11/15/21	4,000	4,393
	Republic Services Inc.	3.550%	6/1/22	3,000	2,941
	Rockwell Automation Inc.	5.650%	12/1/17	5,000	5,780
	Rockwell Collins Inc.	3.100%	11/15/21	4,000	3,950
	Roper Industries Inc.	2.050%	10/1/18	3,175	3,142
	Roper Industries Inc.	6.250%	9/1/19	2,700	3,155
	Roper Industries Inc.	3.125%	11/15/22	3,000	2,827
6	Schneider Electric SA	2.950%	9/27/22	15,000	14,154
6	Smiths Group plc	3.625%	10/12/22	5,000	4,655
	Stanley Black & Decker Inc.	2.900%	11/1/22	7,000	6,659
	United Technologies Corp.	1.800%	6/1/17	4,000	4,044
	United Technologies Corp.	5.375%	12/15/17	3,005	3,460
	United Technologies Corp.	6.125%	2/1/19	5,500	6,603
	United Technologies Corp.	4.500%	4/15/20	20,500	22,876
	United Technologies Corp.	3.100%	6/1/22	64,930	64,275
	Waste Management Inc.	7.375%	3/11/19	4,250	5,161
	Waste Management Inc.	2.900%	9/15/22	6,500	6,071
	Communication (5.9%)
	America Movil SAB de CV	5.625%	11/15/17	14,424	16,480
	America Movil SAB de CV	5.000%	10/16/19	12,000	13,174
	America Movil SAB de CV	5.000%	3/30/20	24,500	26,534
	America Movil SAB de CV	3.125%	7/16/22	39,300	36,515
	American Tower Corp.	4.500%	1/15/18	10,000	10,643
	American Tower Corp.	3.500%	1/31/23	7,000	6,371
	AT&T Inc.	1.700%	6/1/17	10,000	9,991
	AT&T Inc.	5.500%	2/1/18	25,085	28,807
	AT&T Inc.	5.800%	2/15/19	34,849	40,722
	AT&T Inc.	4.450%	5/15/21	22,500	24,306
	AT&T Inc.	3.875%	8/15/21	25,729	26,614
	AT&T Inc.	3.000%	2/15/22	41,396	39,757
	AT&T Inc.	2.625%	12/1/22	17,000	15,517
6	British Sky Broadcasting Group plc	6.100%	2/15/18	4,470	5,129
6	British Sky Broadcasting Group plc	9.500%	11/15/18	9,640	12,630
6	British Sky Broadcasting Group plc	3.125%	11/26/22	5,000	4,651

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CBS Corp.	4.625%	5/15/18	2,750	3,010
	CBS Corp.	8.875%	5/15/19	3,458	4,482
	CBS Corp.	4.300%	2/15/21	3,000	3,105
	CBS Corp.	3.375%	3/1/22	3,000	2,892
	Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	19,000	24,685
	Comcast Cable Communications LLC	8.875%	5/1/17	3,400	4,260
	Comcast Corp.	5.700%	5/15/18	9,767	11,413
	Comcast Corp.	5.700%	7/1/19	12,568	14,774
	Comcast Corp.	5.150%	3/1/20	18,720	21,341
	Comcast Corp.	3.125%	7/15/22	49,126	48,196
	Comcast Corp.	2.850%	1/15/23	16,487	15,680
6	Deutsche Telekom International Finance BV	3.125%	4/11/16	7,460	7,800
6	Deutsche Telekom International Finance BV	2.250%	3/6/17	7,395	7,491
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	6,000	6,806
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	4,500	4,854
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	9,375	9,687
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	6,035	6,364
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	1,800	1,733
	Discovery Communications LLC	4.375%	6/15/21	5,000	5,287
	Discovery Communications LLC	3.300%	5/15/22	5,000	4,814
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	5,000	4,726
	Moody's Corp.	4.500%	9/1/22	16,700	16,921
	NBCUniversal Media LLC	5.150%	4/30/20	27,060	30,828
	NBCUniversal Media LLC	4.375%	4/1/21	31,600	34,254
	NBCUniversal Media LLC	2.875%	1/15/23	15,000	14,272
	News America Inc.	6.900%	3/1/19	7,000	8,513
	News America Inc.	3.000%	9/15/22	6,000	5,663
	Omnicom Group Inc.	4.450%	8/15/20	19,200	20,436
	Omnicom Group Inc.	3.625%	5/1/22	8,000	7,849
	Qwest Corp.	6.750%	12/1/21	12,628	14,151
	Telefonica Emisiones SAU	6.221%	7/3/17	5,662	6,241
	Telefonica Emisiones SAU	5.877%	7/15/19	9,000	9,779
	Telefonica Emisiones SAU	5.134%	4/27/20	9,000	9,232
	Telefonica Emisiones SAU	5.462%	2/16/21	2,000	2,085
	Telefonica Emisiones SAU	4.570%	4/27/23	3,000	2,917
	Thomson Reuters Corp.	6.500%	7/15/18	10,685	12,642
	Time Warner Cable Inc.	5.850%	5/1/17	2,000	2,179
	Time Warner Cable Inc.	6.750%	7/1/18	13,000	14,532
	Time Warner Cable Inc.	8.250%	4/1/19	15,000	17,483
	Time Warner Cable Inc.	5.000%	2/1/20	8,363	8,534
	Time Warner Cable Inc.	4.000%	9/1/21	4,000	3,798
	Verizon Communications Inc.	5.500%	4/1/17	3,000	3,397
	Verizon Communications Inc.	5.500%	2/15/18	4,025	4,612
	Verizon Communications Inc.	6.100%	4/15/18	3,640	4,274
	Verizon Communications Inc.	8.750%	11/1/18	15,594	20,373
	Verizon Communications Inc.	6.350%	4/1/19	28,806	34,260
	Verizon Communications Inc.	4.600%	4/1/21	23,000	24,923
	Verizon Communications Inc.	3.500%	11/1/21	24,502	24,567
	Verizon Communications Inc.	2.450%	11/1/22	16,000	14,456
	Vodafone Group plc	5.625%	2/27/17	9,725	10,933
	Vodafone Group plc	1.625%	3/20/17	15,000	14,827
	Vodafone Group plc	1.250%	9/26/17	8,200	7,920
	Vodafone Group plc	1.500%	2/19/18	11,750	11,399
	Vodafone Group plc	5.450%	6/10/19	6,000	6,829
	Vodafone Group plc	4.375%	3/16/21	4,500	4,724
	Vodafone Group plc	2.500%	9/26/22	34,000	30,315
	Vodafone Group plc	2.950%	2/19/23	22,000	20,378
	WPP Finance 2010	4.750%	11/21/21	5,000	5,197
	WPP Finance 2010	3.625%	9/7/22	9,172	8,722
	Consumer Cyclical (4.3%)
	AutoZone Inc.	4.000%	11/15/20	7,000	7,208
	AutoZone Inc.	3.700%	4/15/22	3,000	2,960
	AutoZone Inc.	2.875%	1/15/23	8,500	7,816

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Brinker International Inc.	3.875%	5/15/23	7,000	6,677
	CVS Caremark Corp.	5.750%	6/1/17	3,326	3,842
	CVS Caremark Corp.	4.750%	5/18/20	5,000	5,520
	CVS Caremark Corp.	2.750%	12/1/22	4,500	4,246
6	Daimler Finance North America LLC	2.375%	8/1/18	17,325	17,301
6	Daimler Finance North America LLC	3.875%	9/15/21	1,900	1,946
	Dollar General Corp.	3.250%	4/15/23	5,500	5,162
	eBay Inc.	2.600%	7/15/22	14,750	13,833
6	Experian Finance plc	2.375%	6/15/17	10,525	10,529
	Ford Motor Credit Co. LLC	4.207%	4/15/16	450	475
	Ford Motor Credit Co. LLC	8.000%	12/15/16	10,000	11,742
	Ford Motor Credit Co. LLC	4.250%	2/3/17	6,000	6,330
	Ford Motor Credit Co. LLC	3.000%	6/12/17	5,250	5,325
	Ford Motor Credit Co. LLC	6.625%	8/15/17	13,056	14,895
	Ford Motor Credit Co. LLC	5.000%	5/15/18	9,348	10,141
	Ford Motor Credit Co. LLC	8.125%	1/15/20	5,500	6,752
	Ford Motor Credit Co. LLC	5.750%	2/1/21	19,545	21,564
	Ford Motor Credit Co. LLC	5.875%	8/2/21	18,000	20,014
	Gap Inc.	5.950%	4/12/21	25,000	28,158
6	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	3,618	3,677
6	Harley-Davidson Funding Corp.	6.800%	6/15/18	11,725	13,775
	Home Depot Inc.	2.700%	4/1/23	6,625	6,297
	Host Hotels & Resorts LP	3.750%	10/15/23	10,000	9,300
6	Hyundai Capital America	3.750%	4/6/16	1,740	1,821
6	Hyundai Capital America	4.000%	6/8/17	4,798	5,014
6	Hyundai Capital Services Inc.	6.000%	5/5/15	3,000	3,211
6	Hyundai Capital Services Inc.	4.375%	7/27/16	2,160	2,305
6	Kia Motors Corp.	3.625%	6/14/16	3,200	3,321
	Lowe's Cos. Inc.	4.625%	4/15/20	9,750	10,746
	Lowe's Cos. Inc.	3.750%	4/15/21	5,950	6,195
	Lowe's Cos. Inc.	3.800%	11/15/21	11,650	12,067
	Lowe's Cos. Inc.	3.120%	4/15/22	21,000	20,760
	Macy's Retail Holdings Inc.	7.450%	7/15/17	2,414	2,891
	Macy's Retail Holdings Inc.	3.875%	1/15/22	6,000	6,079
	Macy's Retail Holdings Inc.	2.875%	2/15/23	12,500	11,619
	Marriott International Inc.	6.375%	6/15/17	3,040	3,428
	Marriott International Inc.	3.000%	3/1/19	2,500	2,540
	Marriott International Inc.	3.250%	9/15/22	3,500	3,288
	McDonald's Corp.	3.500%	7/15/20	7,000	7,361
	McDonald's Corp.	3.625%	5/20/21	4,500	4,697
	McDonald's Corp.	2.625%	1/15/22	12,000	11,586
	NIKE Inc.	2.250%	5/1/23	6,200	5,729
6	Nissan Motor Acceptance Corp.	1.950%	9/12/17	4,740	4,676
6	Nissan Motor Acceptance Corp.	1.800%	3/15/18	1,650	1,614
	Nordstrom Inc.	4.750%	5/1/20	15,000	16,705
	Nordstrom Inc.	4.000%	10/15/21	13,000	13,752
	NVR Inc.	3.950%	9/15/22	10,000	9,707
	O'Reilly Automotive Inc.	3.850%	6/15/23	7,000	6,864
	PACCAR Financial Corp.	1.600%	3/15/17	2,500	2,490
	Staples Inc.	2.750%	1/12/18	7,000	7,054
	Target Corp.	2.900%	1/15/22	4,500	4,426
	Time Warner Inc.	4.875%	3/15/20	5,000	5,460
	Time Warner Inc.	4.750%	3/29/21	6,500	7,063
	Time Warner Inc.	4.000%	1/15/22	5,000	5,114
	TJX Cos. Inc.	6.950%	4/15/19	15,663	19,112
	TJX Cos. Inc.	2.500%	5/15/23	13,000	12,031
	Toyota Motor Credit Corp.	4.500%	6/17/20	21,500	23,512
	Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,535
	Toyota Motor Credit Corp.	3.400%	9/15/21	17,460	17,643
	Toyota Motor Credit Corp.	3.300%	1/12/22	21,000	20,951
	VF Corp.	3.500%	9/1/21	9,255	9,364
6	Volkswagen International Finance NV	2.875%	4/1/16	3,000	3,128
6	Volkswagen International Finance NV	1.600%	11/20/17	6,300	6,190
6	Volkswagen International Finance NV	4.000%	8/12/20	7,500	7,932

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	3.625%	7/8/20	4,145	4,396
	Wal-Mart Stores Inc.	3.250%	10/25/20	28,195	29,258
	Wal-Mart Stores Inc.	4.250%	4/15/21	17,824	19,483
	Wal-Mart Stores Inc.	2.550%	4/11/23	57,500	53,940
	Walgreen Co.	1.800%	9/15/17	5,556	5,548
	Walgreen Co.	3.100%	9/15/22	19,000	18,122
	Walt Disney Co.	2.750%	8/16/21	11,500	11,303
	Walt Disney Co.	2.550%	2/15/22	3,000	2,875
	Walt Disney Co.	2.350%	12/1/22	10,000	9,349
6	Wesfarmers Ltd.	1.874%	3/20/18	6,000	5,879
	Wyndham Worldwide Corp.	5.625%	3/1/21	2,500	2,703
	Wyndham Worldwide Corp.	4.250%	3/1/22	4,000	3,951
	Wyndham Worldwide Corp.	3.900%	3/1/23	2,000	1,910
	Consumer Noncyclical (11.8%)
6	AbbVie Inc.	1.750%	11/6/17	10,475	10,392
6	AbbVie Inc.	2.000%	11/6/18	12,500	12,288
6	AbbVie Inc.	2.900%	11/6/22	20,000	18,994
	Actavis Inc.	1.875%	10/1/17	5,000	4,972
	Actavis Inc.	3.250%	10/1/22	15,000	14,297
	Allergan Inc.	5.750%	4/1/16	12,000	13,485
	Allergan Inc.	3.375%	9/15/20	9,000	9,231
	Allergan Inc.	2.800%	3/15/23	5,000	4,783
	Altria Group Inc.	9.700%	11/10/18	13,654	18,302
	Altria Group Inc.	9.250%	8/6/19	8,014	10,682
	Altria Group Inc.	4.750%	5/5/21	11,800	12,700
	Altria Group Inc.	2.850%	8/9/22	10,000	9,207
	AmerisourceBergen Corp.	5.875%	9/15/15	3,000	3,308
	AmerisourceBergen Corp.	4.875%	11/15/19	6,270	7,062
	AmerisourceBergen Corp.	3.500%	11/15/21	10,000	10,070
	Amgen Inc.	2.125%	5/15/17	5,300	5,377
	Amgen Inc.	5.850%	6/1/17	3,460	3,961
	Amgen Inc.	6.150%	6/1/18	5,000	5,880
	Amgen Inc.	5.700%	2/1/19	8,080	9,316
	Amgen Inc.	3.450%	10/1/20	8,750	8,860
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	5,375	6,124
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	80	92
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,558
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	18,375	17,301
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	6,100	6,468
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	7,250	7,214
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	28,570	36,302
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	18,514	23,113
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	42,085	48,643
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	18,286	20,652
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	5,000	5,449
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	39,177	36,761
	Archer-Daniels-Midland Co.	5.450%	3/15/18	6,388	7,383
	Archer-Daniels-Midland Co.	4.479%	3/1/21	13,750	14,769
	AstraZeneca plc	5.900%	9/15/17	5,960	6,946
	AstraZeneca plc	1.950%	9/18/19	12,750	12,545
	Avon Products Inc.	4.600%	3/15/20	3,350	3,450
	Avon Products Inc.	5.000%	3/15/23	2,500	2,505
6	BAT International Finance plc	9.500%	11/15/18	4,000	5,369
	Baxter International Inc.	5.900%	9/1/16	3,500	4,023
	Baxter International Inc.	5.375%	6/1/18	2,000	2,295
	Baxter International Inc.	4.500%	8/15/19	2,000	2,251
	Baxter International Inc.	4.250%	3/15/20	3,000	3,266
	Baxter International Inc.	2.400%	8/15/22	8,465	7,867
	Baxter International Inc.	3.200%	6/15/23	13,170	12,916
	Becton Dickinson & Co.	5.000%	5/15/19	4,700	5,360
	Becton Dickinson & Co.	3.250%	11/12/20	14,704	14,873
	Becton Dickinson & Co.	3.125%	11/8/21	5,025	4,957
	Biogen Idec Inc.	6.875%	3/1/18	5,000	5,943

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Boston Scientific Corp.	4.500%	1/15/15	9,300	9,743
	Boston Scientific Corp.	6.000%	1/15/20	6,500	7,417
	Bottling Group LLC	5.125%	1/15/19	10,275	11,772
	Brown-Forman Corp.	1.000%	1/15/18	930	901
	Brown-Forman Corp.	2.250%	1/15/23	4,350	3,995
	Cardinal Health Inc.	1.700%	3/15/18	3,040	2,964
	Cardinal Health Inc.	4.625%	12/15/20	6,352	6,764
	Cardinal Health Inc.	3.200%	3/15/23	5,000	4,709
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	1,500	1,395
	Celgene Corp.	3.950%	10/15/20	5,762	5,966
	Celgene Corp.	3.250%	8/15/22	2,000	1,919
	Clorox Co.	3.800%	11/15/21	5,000	5,063
	Clorox Co.	3.050%	9/15/22	3,000	2,868
	Coca-Cola Co.	4.875%	3/15/19	9,200	10,500
	Coca-Cola Co.	3.150%	11/15/20	21,950	22,581
	Coca-Cola Co.	3.300%	9/1/21	25,245	26,000
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,306
	Colgate-Palmolive Co.	3.150%	8/5/15	2,000	2,106
	Colgate-Palmolive Co.	2.300%	5/3/22	8,000	7,583
	Colgate-Palmolive Co.	2.100%	5/1/23	10,000	9,139
	ConAgra Foods Inc.	7.000%	4/15/19	3,200	3,906
	ConAgra Foods Inc.	3.250%	9/15/22	5,000	4,838
	ConAgra Foods Inc.	3.200%	1/25/23	15,000	14,322
	Constellation Brands Inc.	3.750%	5/1/21	2,250	2,104
	Constellation Brands Inc.	4.250%	5/1/23	2,250	2,126
	Covidien International Finance SA	4.200%	6/15/20	5,000	5,391
	Covidien International Finance SA	3.200%	6/15/22	13,500	13,313
	Covidien International Finance SA	2.950%	6/15/23	25,330	24,110
	CR Bard Inc.	4.400%	1/15/21	13,000	13,900
	Delhaize Group SA	6.500%	6/15/17	5,880	6,633
	Delhaize Group SA	4.125%	4/10/19	5,000	5,177
	DENTSPLY International Inc.	4.125%	8/15/21	1,900	1,933
	Diageo Capital plc	4.828%	7/15/20	12,989	14,613
	Diageo Capital plc	2.625%	4/29/23	15,000	14,005
	Diageo Investment Corp.	2.875%	5/11/22	16,000	15,507
	Dr Pepper Snapple Group Inc.	2.600%	1/15/19	5,000	5,039
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	2,500	2,378
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	3,000	2,795
	Energizer Holdings Inc.	4.700%	5/24/22	5,000	5,122
	Estee Lauder Cos. Inc.	2.350%	8/15/22	5,000	4,642
	Express Scripts Holding Co.	3.500%	11/15/16	4,880	5,186
	Express Scripts Holding Co.	2.650%	2/15/17	5,500	5,660
	Express Scripts Holding Co.	7.250%	6/15/19	3,000	3,700
	Express Scripts Holding Co.	4.750%	11/15/21	7,950	8,568
	Express Scripts Holding Co.	3.900%	2/15/22	8,000	8,138
	Flowers Foods Inc.	4.375%	4/1/22	2,000	1,986
6	Foster's Finance Corp.	4.875%	10/1/14	4,000	4,188
	General Mills Inc.	5.650%	2/15/19	3,000	3,510
	General Mills Inc.	3.150%	12/15/21	8,000	7,923
	Genzyme Corp.	5.000%	6/15/20	15,349	17,308
	Gilead Sciences Inc.	3.050%	12/1/16	6,610	7,013
	Gilead Sciences Inc.	4.500%	4/1/21	5,996	6,478
	Gilead Sciences Inc.	4.400%	12/1/21	14,050	15,154
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	7,400	8,619
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	12,000	11,430
	GlaxoSmithKline Capital plc	1.500%	5/8/17	1,910	1,911
	GlaxoSmithKline Capital plc	2.850%	5/8/22	29,000	28,117
	Hasbro Inc.	6.300%	9/15/17	5,000	5,664
6	Hawk Acquisition Sub Inc.	4.250%	10/15/20	2,100	2,006
	Hershey Co.	4.850%	8/15/15	5,000	5,410
	Hershey Co.	4.125%	12/1/20	4,125	4,487
	Hormel Foods Corp.	4.125%	4/15/21	3,350	3,531
	Kaiser Foundation Hospitals	3.500%	4/1/22	5,765	5,696
	Kellogg Co.	1.750%	5/17/17	1,500	1,494

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kimberly-Clark Corp.	6.125%	8/1/17	8,449	9,901
	Kimberly-Clark Corp.	7.500%	11/1/18	10,000	12,645
	Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,484
	Kimberly-Clark Corp.	2.400%	3/1/22	5,675	5,406
	Koninklijke Philips NV	3.750%	3/15/22	32,849	33,133
	Kraft Foods Group Inc.	2.250%	6/5/17	3,980	4,060
	Kraft Foods Group Inc.	6.125%	8/23/18	6,000	7,096
	Kraft Foods Group Inc.	3.500%	6/6/22	17,600	17,663
	Kroger Co.	2.200%	1/15/17	2,920	2,955
	Kroger Co.	6.800%	12/15/18	6,100	7,335
	Kroger Co.	3.400%	4/15/22	3,000	2,955
	Kroger Co.	3.850%	8/1/23	5,000	4,979
	Laboratory Corp. of America Holdings	3.750%	8/23/22	5,000	4,853
	Life Technologies Corp.	6.000%	3/1/20	5,000	5,671
	Lorillard Tobacco Co.	3.500%	8/4/16	3,100	3,238
	Lorillard Tobacco Co.	2.300%	8/21/17	4,000	3,941
	Lorillard Tobacco Co.	8.125%	6/23/19	6,000	7,330
	Lorillard Tobacco Co.	6.875%	5/1/20	15,815	18,192
	McKesson Corp.	7.500%	2/15/19	6,100	7,610
	McKesson Corp.	4.750%	3/1/21	13,420	14,731
	McKesson Corp.	2.700%	12/15/22	18,469	17,323
	McKesson Corp.	2.850%	3/15/23	5,000	4,740
	Medco Health Solutions Inc.	7.125%	3/15/18	15,185	18,421
	Medtronic Inc.	4.450%	3/15/20	10,000	10,975
	Medtronic Inc.	4.125%	3/15/21	8,558	9,070
	Medtronic Inc.	3.125%	3/15/22	7,000	6,954
	Medtronic Inc.	2.750%	4/1/23	20,000	18,982
	Merck & Co. Inc.	6.000%	9/15/17	5,000	5,845
	Merck & Co. Inc.	3.875%	1/15/21	21,450	22,764
	Merck & Co. Inc.	2.400%	9/15/22	5,950	5,562
	Merck & Co. Inc.	2.800%	5/18/23	22,500	21,398
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	10,000	11,491
	Mondelez International Inc.	4.125%	2/9/16	3,000	3,215
	Mondelez International Inc.	6.125%	2/1/18	13,000	15,124
	Mondelez International Inc.	6.125%	8/23/18	4,231	4,958
	Mondelez International Inc.	5.375%	2/10/20	23,750	26,718
6	MYLAN INC.	2.600%	6/24/18	5,940	5,944
6	Mylan Inc.	3.125%	1/15/23	5,000	4,610
	Newell Rubbermaid Inc.	2.050%	12/1/17	2,180	2,147
	Newell Rubbermaid Inc.	4.700%	8/15/20	5,000	5,351
	Novartis Capital Corp.	4.400%	4/24/20	15,000	16,516
	Novartis Capital Corp.	2.400%	9/21/22	19,555	18,292
	Novartis Securities Investment Ltd.	5.125%	2/10/19	27,894	32,179
	PepsiCo Inc.	1.250%	8/13/17	4,465	4,398
	PepsiCo Inc.	5.000%	6/1/18	16,500	18,752
	PepsiCo Inc.	7.900%	11/1/18	14,000	17,980
	PepsiCo Inc.	4.500%	1/15/20	16,500	18,141
	PepsiCo Inc.	3.125%	11/1/20	22,000	22,361
	PepsiCo Inc.	3.000%	8/25/21	22,990	22,695
	PepsiCo Inc.	2.750%	3/5/22	13,860	13,232
	PerkinElmer Inc.	5.000%	11/15/21	8,000	8,312
6	Pernod-Ricard SA	5.750%	4/7/21	2,250	2,526
6	Pernod-Ricard SA	4.450%	1/15/22	5,000	5,203
6	Pernod-Ricard SA	4.250%	7/15/22	5,000	5,119
	Pfizer Inc.	4.650%	3/1/18	6,000	6,799
	Pfizer Inc.	6.200%	3/15/19	24,000	29,147
	Pharmacia Corp.	6.500%	12/1/18	6,045	7,352
	Philip Morris International Inc.	6.875%	3/17/14	2,750	2,861
	Philip Morris International Inc.	2.500%	5/16/16	4,250	4,434
	Philip Morris International Inc.	5.650%	5/16/18	8,695	10,154
	Philip Morris International Inc.	4.500%	3/26/20	11,750	12,989
	Philip Morris International Inc.	4.125%	5/17/21	4,000	4,221
	Philip Morris International Inc.	2.900%	11/15/21	10,500	10,248
	Philip Morris International Inc.	2.500%	8/22/22	6,000	5,568

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Procter & Gamble Co.	3.500%	2/15/15	4,400	4,603
	Procter & Gamble Co.	4.700%	2/15/19	21,200	24,140
	Procter & Gamble Co.	2.300%	2/6/22	9,275	8,939
	Quest Diagnostics Inc.	4.750%	1/30/20	2,000	2,157
	Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,283
	Reynolds American Inc.	7.625%	6/1/16	6,655	7,758
	Reynolds American Inc.	6.750%	6/15/17	5,000	5,828
6	Roche Holdings Inc.	6.000%	3/1/19	13,500	16,141
	Safeway Inc.	5.000%	8/15/19	10,000	10,705
	Sanofi	2.625%	3/29/16	14,860	15,552
	Sanofi	1.250%	4/10/18	9,615	9,381
	Sanofi	4.000%	3/29/21	23,500	25,042
	St. Jude Medical Inc.	2.500%	1/15/16	5,000	5,147
	St. Jude Medical Inc.	3.250%	4/15/23	15,000	14,310
	Stryker Corp.	4.375%	1/15/20	10,000	10,996
	Sysco Corp.	5.250%	2/12/18	12,000	13,641
	Sysco Corp.	2.600%	6/12/22	4,000	3,768
6	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	24,510	24,463
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	20,550	20,663
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	20,150	18,959
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	23,535	23,698
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	7,000	6,707
	Thermo Fisher Scientific Inc.	5.000%	6/1/15	3,100	3,317
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	2,840	2,899
	Thermo Fisher Scientific Inc.	4.700%	5/1/20	4,400	4,692
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	4,100	4,292
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,625	7,519
	Tyson Foods Inc.	4.500%	6/15/22	15,750	16,321
	Unilever Capital Corp.	4.800%	2/15/19	1,920	2,164
	Unilever Capital Corp.	4.250%	2/10/21	9,300	10,024
	Whirlpool Corp.	8.600%	5/1/14	5,000	5,287
	Wyeth LLC	5.500%	2/15/16	5,000	5,585
6	Zoetis Inc.	1.875%	2/1/18	4,000	3,961
6	Zoetis Inc.	3.250%	2/1/23	15,000	14,369
	Energy (6.1%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	6,500	7,350
	Anadarko Petroleum Corp.	6.375%	9/15/17	10,000	11,682
	Anadarko Petroleum Corp.	8.700%	3/15/19	5,000	6,487
	Anadarko Petroleum Corp.	6.950%	6/15/19	6,527	7,917
	Apache Corp.	5.625%	1/15/17	4,000	4,535
	Apache Corp.	6.900%	9/15/18	3,000	3,692
	Apache Corp.	3.625%	2/1/21	6,000	6,208
	Apache Corp.	3.250%	4/15/22	31,700	31,504
	Apache Corp.	2.625%	1/15/23	16,300	15,109
	Baker Hughes Inc.	7.500%	11/15/18	4,845	6,111
	Baker Hughes Inc.	3.200%	8/15/21	20,720	20,966
	BP Capital Markets plc	1.375%	11/6/17	10,500	10,295
	BP Capital Markets plc	1.375%	5/10/18	2,000	1,939
	BP Capital Markets plc	4.750%	3/10/19	17,850	19,911
	BP Capital Markets plc	4.500%	10/1/20	32,000	34,786
	BP Capital Markets plc	4.742%	3/11/21	13,748	15,040
	BP Capital Markets plc	3.561%	11/1/21	31,470	31,713
	BP Capital Markets plc	3.245%	5/6/22	35,000	34,248
	BP Capital Markets plc	2.500%	11/6/22	11,500	10,527
	BP Capital Markets plc	2.750%	5/10/23	24,800	23,112
	Canadian Natural Resources Ltd.	5.700%	5/15/17	3,190	3,640
	Canadian Natural Resources Ltd.	3.450%	11/15/21	2,000	2,010
	Chevron Corp.	4.950%	3/3/19	3,347	3,853
	Chevron Corp.	2.427%	6/24/20	8,000	7,922
	Chevron Corp.	2.355%	12/5/22	31,000	28,896
	Chevron Corp.	3.191%	6/24/23	42,083	41,516
	ConocoPhillips	5.200%	5/15/18	5,815	6,669
	ConocoPhillips	5.750%	2/1/19	31,935	37,649

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ConocoPhillips	6.000%	1/15/20	5,000	5,976
	ConocoPhillips Co.	2.400%	12/15/22	10,000	9,340
	Devon Energy Corp.	6.300%	1/15/19	5,000	5,849
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	5,000	5,901
	Ensco plc	4.700%	3/15/21	10,000	10,739
	EOG Resources Inc.	5.875%	9/15/17	3,000	3,488
	EOG Resources Inc.	5.625%	6/1/19	10,250	12,106
	EOG Resources Inc.	4.400%	6/1/20	12,000	13,167
	EOG Resources Inc.	4.100%	2/1/21	6,000	6,385
	EOG Resources Inc.	2.625%	3/15/23	15,958	14,886
	EQT Corp.	8.125%	6/1/19	5,500	6,743
6	GS Caltex Corp.	5.500%	8/25/14	4,000	4,156
6	GS Caltex Corp.	5.500%	10/15/15	6,000	6,422
	Halliburton Co.	6.150%	9/15/19	12,631	15,240
	Halliburton Co.	3.250%	11/15/21	16,900	17,020
	Hess Corp.	8.125%	2/15/19	5,075	6,455
	Marathon Oil Corp.	6.000%	10/1/17	7,213	8,322
	Marathon Oil Corp.	2.800%	11/1/22	15,000	14,061
6	Motiva Enterprises LLC	5.750%	1/15/20	5,000	5,736
	Nabors Industries Inc.	6.150%	2/15/18	3,000	3,367
	Nabors Industries Inc.	9.250%	1/15/19	5,900	7,377
	Nabors Industries Inc.	5.000%	9/15/20	6,319	6,536
	National Oilwell Varco Inc.	2.600%	12/1/22	18,000	16,993
	Noble Energy Inc.	8.250%	3/1/19	6,000	7,596
	Noble Holding International Ltd.	4.900%	8/1/20	5,000	5,341
	Noble Holding International Ltd.	3.950%	3/15/22	4,000	3,931
	Occidental Petroleum Corp.	1.500%	2/15/18	7,500	7,366
	Occidental Petroleum Corp.	4.100%	2/1/21	24,525	26,032
	Occidental Petroleum Corp.	3.125%	2/15/22	15,080	14,751
	Occidental Petroleum Corp.	2.700%	2/15/23	26,604	24,785
4,6	Odebrecht Drilling Norbe VIII/IX Ltd.	6.350%	6/30/21	6,475	6,553
	Petro-Canada	6.050%	5/15/18	4,000	4,682
	Phillips 66	2.950%	5/1/17	4,000	4,160
	Phillips 66	4.300%	4/1/22	9,000	9,294
	Pioneer Natural Resources Co.	3.950%	7/15/22	7,000	6,936
	Pride International Inc.	6.875%	8/15/20	9,178	11,022
	Rowan Cos. Inc.	4.875%	6/1/22	5,000	5,197
6	Schlumberger Investment SA	3.300%	9/14/21	2,424	2,427
	Shell International Finance BV	5.200%	3/22/17	2,680	3,022
	Shell International Finance BV	4.300%	9/22/19	16,000	17,795
	Shell International Finance BV	4.375%	3/25/20	19,035	21,043
	Shell International Finance BV	2.375%	8/21/22	28,509	26,713
	Southwestern Energy Co.	7.500%	2/1/18	5,000	5,975
	Southwestern Energy Co.	4.100%	3/15/22	5,000	4,988
	Suncor Energy Inc.	6.100%	6/1/18	5,000	5,881
	Talisman Energy Inc.	7.750%	6/1/19	3,000	3,695
	Talisman Energy Inc.	3.750%	2/1/21	3,300	3,319
	Total Capital Canada Ltd.	1.450%	1/15/18	7,700	7,616
	Total Capital Canada Ltd.	2.750%	7/15/23	7,000	6,544
	Total Capital International SA	1.550%	6/28/17	2,450	2,453
	Total Capital International SA	2.875%	2/17/22	28,500	27,643
	Total Capital International SA	2.700%	1/25/23	23,160	21,656
	Total Capital SA	4.450%	6/24/20	25,212	27,615
	Total Capital SA	4.125%	1/28/21	12,525	13,297
	Transocean Inc.	2.500%	10/15/17	2,380	2,379
	Transocean Inc.	6.000%	3/15/18	5,000	5,649
	Transocean Inc.	6.500%	11/15/20	4,000	4,510
	Transocean Inc.	6.375%	12/15/21	15,000	16,939
	Transocean Inc.	3.800%	10/15/22	5,000	4,774
	Valero Energy Corp.	9.375%	3/15/19	9,200	12,033
	Valero Energy Corp.	6.125%	2/1/20	3,000	3,472
	Weatherford International Inc.	6.350%	6/15/17	3,000	3,397
	Weatherford International Ltd.	6.000%	3/15/18	10,000	11,253
	Weatherford International Ltd.	9.625%	3/1/19	3,750	4,808

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Weatherford International Ltd.	5.125%	9/15/20	5,000	5,278
	Technology (3.9%)
	Agilent Technologies Inc.	5.000%	7/15/20	3,000	3,235
	Altera Corp.	1.750%	5/15/17	3,205	3,192
	Apple Inc.	2.400%	5/3/23	78,300	71,715
	Applied Materials Inc.	4.300%	6/15/21	6,500	6,909
	Baidu Inc.	3.250%	8/6/18	10,100	10,132
	Baidu Inc.	3.500%	11/28/22	13,000	11,897
	Broadcom Corp.	2.500%	8/15/22	10,000	9,128
	Cisco Systems Inc.	4.950%	2/15/19	16,800	19,291
	Cisco Systems Inc.	4.450%	1/15/20	25,000	27,678
	Corning Inc.	1.450%	11/15/17	5,150	5,073
	Corning Inc.	6.625%	5/15/19	5,710	6,906
	Corning Inc.	4.250%	8/15/20	9,000	9,601
	Dell Inc.	5.650%	4/15/18	3,480	3,621
	Dell Inc.	5.875%	6/15/19	2,250	2,319
	Dell Inc.	4.625%	4/1/21	2,000	1,896
	EMC Corp.	1.875%	6/1/18	14,700	14,612
	EMC Corp.	2.650%	6/1/20	34,455	34,110
	EMC Corp.	3.375%	6/1/23	21,000	20,659
	Equifax Inc.	6.300%	7/1/17	5,000	5,662
	Fidelity National Information Services Inc.	3.500%	4/15/23	6,925	6,390
	Fiserv Inc.	3.500%	10/1/22	8,000	7,623
	Google Inc.	3.625%	5/19/21	7,850	8,237
	Hewlett-Packard Co.	3.000%	9/15/16	7,000	7,244
	Hewlett-Packard Co.	5.400%	3/1/17	2,500	2,777
	Hewlett-Packard Co.	5.500%	3/1/18	2,000	2,240
	Hewlett-Packard Co.	4.300%	6/1/21	11,000	11,034
	Hewlett-Packard Co.	4.375%	9/15/21	13,022	13,033
	Hewlett-Packard Co.	4.650%	12/9/21	5,000	5,075
	Intel Corp.	1.350%	12/15/17	9,000	8,870
	Intel Corp.	3.300%	10/1/21	36,900	37,157
	Intel Corp.	2.700%	12/15/22	47,000	44,265
	International Business Machines Corp.	5.700%	9/14/17	14,601	16,931
	International Business Machines Corp.	7.625%	10/15/18	14,500	18,492
	International Business Machines Corp.	1.625%	5/15/20	20,000	18,775
	International Business Machines Corp.	2.900%	11/1/21	13,000	12,904
	International Business Machines Corp.	1.875%	8/1/22	11,000	9,852
	Microsoft Corp.	4.200%	6/1/19	3,800	4,230
	Microsoft Corp.	3.000%	10/1/20	4,000	4,119
	Microsoft Corp.	4.000%	2/8/21	8,000	8,628
	Microsoft Corp.	2.125%	11/15/22	13,500	12,361
	Microsoft Corp.	2.375%	5/1/23	10,000	9,217
	Motorola Solutions Inc.	3.750%	5/15/22	7,000	6,825
	Oracle Corp.	1.200%	10/15/17	5,000	4,896
	Oracle Corp.	5.750%	4/15/18	4,160	4,863
	Oracle Corp.	2.375%	1/15/19	3,250	3,267
	Oracle Corp.	5.000%	7/8/19	14,000	15,978
	Oracle Corp.	3.875%	7/15/20	18,000	19,293
	Oracle Corp.	2.500%	10/15/22	33,000	30,766
	Oracle Corp.	3.625%	7/15/23	10,000	10,119
	Pitney Bowes Inc.	5.750%	9/15/17	4,707	5,136
	Texas Instruments Inc.	2.250%	5/1/23	5,000	4,514
	Tyco Electronics Group SA	6.550%	10/1/17	2,990	3,459
	Verisk Analytics Inc.	4.125%	9/12/22	12,800	12,793
	Xerox Corp.	6.350%	5/15/18	5,000	5,780
	Xerox Corp.	5.625%	12/15/19	8,000	8,954
	Xerox Corp.	4.500%	5/15/21	6,100	6,330
	Transportation (1.3%)
4,6	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	12,000	12,105
	Burlington Northern Santa Fe LLC	8.125%	4/15/20	5,000	6,382
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,000	3,116
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	4,000	4,056

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	11,000	10,689
	Canadian National Railway Co.	2.850%	12/15/21	7,380	7,212
	Canadian Pacific Railway Co.	6.500%	5/15/18	1,250	1,480
	Canadian Pacific Railway Co.	7.250%	5/15/19	3,375	4,144
	Canadian Pacific Railway Co.	4.450%	3/15/23	2,085	2,186
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	2,325	2,431
4	Continental Airlines 1997-4 Class A Pass Through
	Trust	6.900%	7/2/19	2,117	2,239
4	Continental Airlines 1998-1 Class A Pass Through
	Trust	6.648%	3/15/19	477	496
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	1,507	1,722
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	1,618	1,816
4	Continental Airlines 2009-2 Class A Pass Through
	Trust	7.250%	5/10/21	4,257	4,895
4	Continental Airlines 2012-2 Class B Pass Through
	Trust	5.500%	4/29/22	1,550	1,581
	CSX Corp.	7.900%	5/1/17	5,000	6,008
	CSX Corp.	7.375%	2/1/19	3,375	4,182
4,8	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	2,090	2,283
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,264	2,552
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	5,000	5,825
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	8,342	9,186
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	4,469	4,782
6	ERAC USA Finance LLC	6.375%	10/15/17	6,370	7,403
6	ERAC USA Finance LLC	5.250%	10/1/20	3,750	4,129
6	ERAC USA Finance LLC	4.500%	8/16/21	5,000	5,203
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	3,000	2,790
	JB Hunt Transport Services Inc.	3.375%	9/15/15	4,920	5,112
[3,4,8]	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.648%	6/15/15	672	672
[3,4,8]	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.693%	9/15/15	2,540	2,485
[3,4,8]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.725%	5/15/18	2,465	2,219
6	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	5,000	4,785
	Ryder System Inc.	2.500%	3/1/17	2,000	2,023
	Ryder System Inc.	2.350%	2/26/19	8,120	7,935
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,061	4,695
	Union Pacific Corp.	4.000%	2/1/21	5,000	5,346
	United Continental Holdings Inc.	6.375%	6/1/18	1,200	1,215
	United Parcel Service Inc.	5.500%	1/15/18	5,100	5,890
	United Parcel Service Inc.	3.125%	1/15/21	34,200	34,776
	United Parcel Service Inc.	2.450%	10/1/22	30,700	28,997
					7,386,245
Utilities (7.2%)
	Electric (5.9%)
	Ameren Illinois Co.	6.125%	11/15/17	1,650	1,934
	Ameren Illinois Co.	2.700%	9/1/22	22,449	21,397
	American Electric Power Co. Inc.	1.650%	12/15/17	4,770	4,672
	Appalachian Power Co.	5.000%	6/1/17	640	706
	Appalachian Power Co.	4.600%	3/30/21	3,000	3,257
	Arizona Public Service Co.	8.750%	3/1/19	10,850	13,974
	Baltimore Gas & Electric Co.	3.500%	11/15/21	8,925	9,078
	Baltimore Gas & Electric Co.	3.350%	7/1/23	3,000	2,962
	CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	5,650	5,262
	CenterPoint Energy Inc.	5.950%	2/1/17	3,115	3,543
	CenterPoint Energy Inc.	6.500%	5/1/18	2,000	2,377
	CMS Energy Corp.	6.550%	7/17/17	750	874
	CMS Energy Corp.	5.050%	2/15/18	1,230	1,376
	CMS Energy Corp.	8.750%	6/15/19	11,180	14,561
	CMS Energy Corp.	6.250%	2/1/20	3,255	3,801
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	5,695
	Commonwealth Edison Co.	1.950%	9/1/16	2,500	2,563
	Commonwealth Edison Co.	6.150%	9/15/17	1,570	1,840

54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Commonwealth Edison Co.	5.800%	3/15/18	4,110	4,805
	Commonwealth Edison Co.	4.000%	8/1/20	24,271	26,073
	Commonwealth Edison Co.	3.400%	9/1/21	7,400	7,610
	Connecticut Light & Power Co.	5.650%	5/1/18	3,100	3,611
	Connecticut Light & Power Co.	5.500%	2/1/19	11,695	13,578
	Connecticut Light & Power Co.	2.500%	1/15/23	18,240	17,147
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	11,275	13,858
	Consumers Energy Co.	5.650%	9/15/18	1,000	1,175
	Consumers Energy Co.	6.125%	3/15/19	12,315	14,900
	Consumers Energy Co.	6.700%	9/15/19	10,690	13,374
	Consumers Energy Co.	5.650%	4/15/20	6,350	7,455
	Consumers Energy Co.	2.850%	5/15/22	12,990	12,691
	Dominion Resources Inc.	5.200%	8/15/19	2,000	2,287
	DTE Electric Co.	3.450%	10/1/20	6,100	6,363
	DTE Electric Co.	3.900%	6/1/21	11,290	12,032
	DTE Electric Co.	2.650%	6/15/22	4,448	4,273
	Duke Energy Carolinas LLC	1.750%	12/15/16	2,875	2,941
	Duke Energy Carolinas LLC	7.000%	11/15/18	6,100	7,570
	Duke Energy Carolinas LLC	4.300%	6/15/20	12,915	14,140
	Duke Energy Carolinas LLC	3.900%	6/15/21	6,825	7,266
	Duke Energy Corp.	2.100%	6/15/18	2,445	2,447
	Duke Energy Corp.	6.250%	6/15/18	4,272	5,036
	Duke Energy Florida Inc.	5.800%	9/15/17	6,737	7,825
	Duke Energy Florida Inc.	5.650%	6/15/18	6,005	6,996
	Duke Energy Florida Inc.	4.550%	4/1/20	4,895	5,402
	Duke Energy Florida Inc.	3.100%	8/15/21	4,400	4,402
	Duke Energy Indiana Inc.	3.750%	7/15/20	14,270	14,998
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,000	5,806
	Duke Energy Progress Inc.	5.300%	1/15/19	18,577	21,480
	Duke Energy Progress Inc.	3.000%	9/15/21	17,523	17,470
	Duke Energy Progress Inc.	2.800%	5/15/22	10,655	10,377
	Entergy Arkansas Inc.	3.750%	2/15/21	3,770	3,951
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	1,260	1,461
	Entergy Louisiana LLC	4.800%	5/1/21	12,780	14,041
	Entergy Louisiana LLC	3.300%	12/1/22	6,915	6,708
	Entergy Texas Inc.	7.125%	2/1/19	5,485	6,550
	Exelon Generation Co. LLC	4.000%	10/1/20	4,000	4,082
	Exelon Generation Co. LLC	4.250%	6/15/22	5,000	5,016
	Florida Power & Light Co.	2.750%	6/1/23	9,200	8,882
4,6	FPL Energy Marcus Hook LP	7.590%	7/10/18	5,172	5,353
	Georgia Power Co.	5.700%	6/1/17	1,185	1,358
	Georgia Power Co.	5.400%	6/1/18	8,000	9,191
	Indiana Michigan Power Co.	7.000%	3/15/19	5,000	6,050
6	Kansas Gas & Electric Co.	6.700%	6/15/19	4,824	5,912
	Kentucky Utilities Co.	3.250%	11/1/20	9,740	10,037
	LG&E & KU Energy LLC	3.750%	11/15/20	13,086	13,385
	LG&E & KU Energy LLC	4.375%	10/1/21	15,035	15,527
	Metropolitan Edison Co.	7.700%	1/15/19	5,000	6,115
	MidAmerican Energy Co.	5.300%	3/15/18	13,997	16,105
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	8,380	9,792
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	3,890	3,987
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	7,691	8,750
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	9,980	13,819
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	10,450	10,195
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	12,340	12,174
	Nevada Power Co.	6.500%	8/1/18	6,337	7,673
	Nevada Power Co.	7.125%	3/15/19	7,350	9,174
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	8,976	10,436
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	13,700	14,647
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	7,500	7,253
4	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,850	2,964
6	Niagara Mohawk Power Corp.	2.721%	11/28/22	2,000	1,878
	Northeast Utilities	2.800%	5/1/23	2,000	1,874
	Northern States Power Co.	2.150%	8/15/22	3,000	2,757

55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	NSTAR Electric Co.	5.625%	11/15/17	3,000	3,448
	NSTAR Electric Co.	2.375%	10/15/22	7,700	7,173
	NSTAR LLC	4.500%	11/15/19	7,000	7,806
	NV Energy Inc.	6.250%	11/15/20	3,920	4,606
	Ohio Power Co.	6.000%	6/1/16	4,000	4,503
	Pacific Gas & Electric Co.	3.500%	10/1/20	29,000	30,265
	Pacific Gas & Electric Co.	4.250%	5/15/21	12,200	13,187
	Pacific Gas & Electric Co.	3.250%	9/15/21	9,250	9,321
	Pacific Gas & Electric Co.	2.450%	8/15/22	6,500	6,066
	Pacific Gas & Electric Co.	3.250%	6/15/23	3,000	2,945
	PacifiCorp	5.500%	1/15/19	11,244	13,116
	PacifiCorp	3.850%	6/15/21	20,344	21,500
	PacifiCorp	2.950%	2/1/22	2,975	2,946
	Pennsylvania Electric Co.	6.050%	9/1/17	1,415	1,607
	Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,237
	PPL Electric Utilities Corp.	3.000%	9/15/21	15,868	15,888
	PPL Energy Supply LLC	4.600%	12/15/21	8,161	8,359
6	PPL WEM Holdings plc	3.900%	5/1/16	2,875	3,040
6	PPL WEM Holdings plc	5.375%	5/1/21	3,000	3,265
	Progress Energy Inc.	3.150%	4/1/22	5,000	4,855
	Public Service Co. of Colorado	5.800%	8/1/18	3,280	3,863
	Public Service Co. of Colorado	5.125%	6/1/19	2,500	2,885
	Public Service Co. of Colorado	3.200%	11/15/20	5,000	5,127
	Public Service Co. of Colorado	2.250%	9/15/22	5,000	4,645
	Public Service Co. of New Mexico	7.950%	5/15/18	8,248	9,940
	Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	8,443
	Public Service Electric & Gas Co.	2.375%	5/15/23	10,325	9,696
	Puget Energy Inc.	6.500%	12/15/20	17,000	19,358
	Puget Energy Inc.	5.625%	7/15/22	1,235	1,336
	SCANA Corp.	6.250%	4/1/20	2,500	2,844
	SCANA Corp.	4.750%	5/15/21	10,400	10,894
	SCANA Corp.	4.125%	2/1/22	7,790	7,677
	Sierra Pacific Power Co.	6.000%	5/15/16	2,500	2,837
	Southern California Edison Co.	5.500%	8/15/18	5,415	6,330
	Southern California Edison Co.	3.875%	6/1/21	11,156	11,959
	Southwestern Electric Power Co.	5.550%	1/15/17	3,000	3,322
	Southwestern Electric Power Co.	6.450%	1/15/19	2,118	2,495
	Tampa Electric Co.	5.400%	5/15/21	13,000	15,079
	Tampa Electric Co.	2.600%	9/15/22	4,070	3,862
	TECO Finance Inc.	5.150%	3/15/20	14,332	15,866
	UIL Holdings Corp.	4.625%	10/1/20	7,000	7,181
	Union Electric Co.	6.400%	6/15/17	3,000	3,509
	Union Electric Co.	6.700%	2/1/19	2,427	2,956
	Virginia Electric & Power Co.	5.950%	9/15/17	5,000	5,833
	Virginia Electric & Power Co.	5.400%	4/30/18	6,137	7,131
	Virginia Electric & Power Co.	5.000%	6/30/19	3,930	4,509
	Virginia Electric & Power Co.	3.450%	9/1/22	3,000	3,063
	Western Massachusetts Electric Co.	3.500%	9/15/21	10,000	10,133
4	Wisconsin Energy Corp.	6.250%	5/15/67	7,915	8,370
	Wisconsin Power & Light Co.	5.000%	7/15/19	4,500	5,151
	Xcel Energy Inc.	5.613%	4/1/17	2,079	2,337
	Natural Gas (1.3%)
	Atmos Energy Corp.	8.500%	3/15/19	5,000	6,547
	Boardwalk Pipelines LP	5.750%	9/15/19	4,935	5,508
	Buckeye Partners LP	4.150%	7/1/23	4,000	3,910
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,000	3,252
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	3,000	3,411
	El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	13,295	15,420
	El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	9,650	10,405
	Enbridge Energy Partners LP	6.500%	4/15/18	1,750	2,055
	Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,725
4	Enbridge Energy Partners LP	8.050%	10/1/77	1,110	1,258
	Energy Transfer Partners LP	9.700%	3/15/19	4,432	5,790

56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Energy Transfer Partners LP	9.000%	4/15/19	2,334	2,986
	Energy Transfer Partners LP	4.650%	6/1/21	17,850	18,522
	Energy Transfer Partners LP	5.200%	2/1/22	11,000	11,761
	Energy Transfer Partners LP	3.600%	2/1/23	3,500	3,308
4	Enterprise Products Operating LLC	8.375%	8/1/66	3,000	3,360
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	1,230	1,424
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,100	2,111
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	6,983
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	14,547	17,292
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,624
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	8,420	8,510
6	Mega Advance Investments Ltd.	5.000%	5/12/21	2,000	2,076
	Nisource Finance Corp.	6.400%	3/15/18	1,463	1,716
	Nisource Finance Corp.	6.800%	1/15/19	1,500	1,791
	Nisource Finance Corp.	6.125%	3/1/22	5,000	5,698
	ONEOK Partners LP	6.150%	10/1/16	2,515	2,864
	ONEOK Partners LP	8.625%	3/1/19	2,000	2,548
	Sempra Energy	6.500%	6/1/16	13,327	15,263
	Sempra Energy	2.300%	4/1/17	1,094	1,114
	Sempra Energy	6.150%	6/15/18	5,938	6,979
	Sempra Energy	9.800%	2/15/19	4,340	5,850
	Sempra Energy	2.875%	10/1/22	7,000	6,559
	Sunoco Logistics Partners Operations LP	4.650%	2/15/22	7,000	7,243
	TransCanada PipeLines Ltd.	6.500%	8/15/18	10,000	12,060
	TransCanada PipeLines Ltd.	3.800%	10/1/20	2,792	2,947
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	4,000	4,180

					1,248,171

Total Corporate Bonds (Cost $12,856,116)					13,114,910
Sovereign Bonds (U.S. Dollar-Denominated) (3.8%)
6	Abu Dhabi National Energy Co.	6.165%	10/25/17	1,000	1,133
6	Abu Dhabi National Energy Co.	3.625%	1/12/23	1,000	930
6	Aruba	4.625%	9/14/23	1,000	952
	Asian Development Bank	1.125%	3/15/17	4,000	4,033
	Asian Development Bank	1.875%	10/23/18	3,000	3,038
6	Banco del Estado de Chile	4.125%	10/7/20	2,500	2,556
	Banco do Brasil SA	3.875%	1/23/17	6,115	6,300
	Banco do Brasil SA	3.875%	10/10/22	1,000	887
6	Banco do Nordeste do Brasil SA	4.375%	5/3/19	1,000	959
6	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	6,500	6,582
6	Bank Nederlandse Gemeenten	1.375%	9/27/17	1,500	1,486
6	Bank Nederlandse Gemeenten	2.500%	1/23/23	1,000	941
6	Bank of China Hong Kong Ltd.	3.750%	11/8/16	920	976
6	Bermuda	5.603%	7/20/20	2,300	2,478
6	Bermuda	4.854%	2/6/24	1,000	1,001
6	Caixa Economica Federal	2.375%	11/6/17	3,000	2,792
	Canada	0.875%	2/14/17	5,000	4,983
	Cayman Islands	5.950%	11/24/19	500	560
6	CEZ AS	4.250%	4/3/22	1,000	987
	China Development Bank Corp.	5.000%	10/15/15	1,500	1,628
6	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,000	988
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	1,000	968
6	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	924
6	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,393
6	Corp. Nacional del Cobre de Chile	3.750%	11/4/20	2,500	2,492
6	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,000	992
	Corporaciìn Andina de Fomento	3.750%	1/15/16	11,500	12,238
	Ecopetrol SA	7.625%	7/23/19	5,000	5,969
4,6	ENA Norte Trust	4.950%	4/25/28	1,928	1,912
	European Investment Bank	2.250%	3/15/16	8,000	8,328
	European Investment Bank	2.125%	7/15/16	10,000	10,387
	European Investment Bank	2.875%	9/15/20	20,000	20,391
	Export-Import Bank of Korea	5.875%	1/14/15	3,000	3,196

57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	4.125%	9/9/15	2,000	2,111
	Export-Import Bank of Korea	5.125%	6/29/20	2,000	2,174
	Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,011
	Federative Republic of Brazil	2.625%	1/5/23	26,600	22,876
6	Industrial Bank of Korea	7.125%	4/23/14	1,700	1,776
	Inter-American Development Bank	1.375%	10/18/16	3,000	3,059
	International Finance Corp.	1.000%	4/24/17	6,700	6,674
6	IPIC GMTN Ltd.	5.500%	3/1/22	800	866
9	Japan Bank for International Cooperation	2.500%	5/18/16	8,000	8,365
9	Japan Bank for International Cooperation	2.125%	2/7/19	5,000	5,044
6	KazMunayGas National Co. JSC	4.400%	4/30/23	2,000	1,855
10	KFW	0.625%	4/24/15	25,000	25,110
10	KFW	1.250%	2/15/17	20,000	20,072
10	KFW	1.000%	6/11/18	11,750	11,430
10	KFW	2.625%	1/25/22	5,000	4,967
10	KFW	2.000%	10/4/22	2,000	1,862
6	Kingdom of Bahrain	6.125%	8/1/23	1,600	1,631
6	Kingdom of Spain	4.000%	3/6/18	1,100	1,094
6	Kommunalbanken AS	1.000%	9/26/17	1,500	1,476
	Korea Development Bank	8.000%	1/23/14	5,000	5,161
	Korea Development Bank	3.875%	5/4/17	5,000	5,261
	Korea Finance Corp.	3.250%	9/20/16	1,000	1,043
	Korea Finance Corp.	4.625%	11/16/21	2,000	2,104
6	Korea Western Power Co. Ltd.	3.125%	5/10/17	1,300	1,328
6	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,794
10	Landwirtschaftliche Rentenbank	2.125%	7/15/16	5,000	5,179
10	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,000	1,926
	United Mexican States	5.125%	1/15/20	9,000	9,962
	Nexen Inc.	6.200%	7/30/19	2,000	2,357
	North American Development Bank	2.400%	10/26/22	1,300	1,195
	Pemex Project Funding Master Trust	5.750%	3/1/18	15,500	17,255
6	Pertamina Persero PT	6.000%	5/3/42	1,000	866
	Petrobras International Finance Co.	3.875%	1/27/16	9,500	9,784
	Petrobras International Finance Co.	3.500%	2/6/17	3,000	3,015
	Petrobras International Finance Co.	5.875%	3/1/18	20,830	22,324
	Petrobras International Finance Co.	5.750%	1/20/20	3,000	3,111
	Petrobras International Finance Co.	5.375%	1/27/21	19,775	19,863
6	Petroleos Mexicanos	3.500%	7/18/18	5,400	5,491
	Petroleos Mexicanos	6.000%	3/5/20	7,000	7,837
	Petroleos Mexicanos	5.500%	1/21/21	6,500	7,019
	Petroleos Mexicanos	4.875%	1/24/22	16,000	16,519
6	Petroleos Mexicanos	3.500%	1/30/23	2,000	1,840
4,6	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	225	235
6	Petronas Capital Ltd.	5.250%	8/12/19	2,000	2,214
	Province of British Columbia	2.100%	5/18/16	2,000	2,075
	Province of British Columbia	1.200%	4/25/17	3,000	3,004
	Province of British Columbia	2.650%	9/22/21	1,500	1,484
	Province of Manitoba	1.750%	5/30/19	2,000	1,966
	Province of New Brunswick	2.750%	6/15/18	2,500	2,609
	Province of Ontario	1.000%	7/22/16	3,575	3,578
	Province of Ontario	3.000%	7/16/18	15,000	15,823
	Province of Ontario	4.000%	10/7/19	4,500	4,915
	PTT Public Co. Ltd.	3.375%	10/25/22	2,000	1,863
[6,11]	Qatari Diar Finance QSC	3.500%	7/21/15	500	519
6	Qtel International Finance Ltd.	4.750%	2/16/21	1,500	1,559
6	Qtel International Finance Ltd.	3.250%	2/21/23	700	646
	Quebec	2.750%	8/25/21	8,000	7,812
	Quebec	2.625%	2/13/23	700	653
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	2,725	2,853
	Republic of Chile	3.250%	9/14/21	4,700	4,653
	Republic of Colombia	8.250%	12/22/14	2,100	2,279
	Republic of Colombia	7.375%	1/27/17	10,000	11,625
	Republic of Colombia	7.375%	3/18/19	3,000	3,623
	Republic of Colombia	4.375%	7/12/21	11,200	11,676

58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Republic of Colombia	2.625%	3/15/23	1,500	1,329
6	Republic of Iceland	4.875%	6/16/16	1,000	1,049
6	Republic of Indonesia	5.875%	3/13/20	5,950	6,486
	Republic of Italy	4.750%	1/25/16	1,000	1,056
	Republic of Italy	5.250%	9/20/16	6,000	6,457
	Republic of Italy	5.375%	6/12/17	12,000	13,032
	Republic of Korea	7.125%	4/16/19	1,500	1,834
6	Republic of Latvia	2.750%	1/12/20	1,000	943
6	Republic of Namibia	5.500%	11/3/21	500	516
	Republic of Panama	7.250%	3/15/15	2,250	2,453
	Republic of Panama	5.200%	1/30/20	5,000	5,531
	Republic of Poland	3.875%	7/16/15	3,000	3,161
	Republic of Poland	6.375%	7/15/19	2,000	2,351
	Republic of Poland	5.125%	4/21/21	7,000	7,647
6	Republic of Romania	4.375%	8/22/23	1,000	964
6	Republic of Serbia	7.250%	9/28/21	1,000	1,055
	Republic of South Africa	6.875%	5/27/19	2,000	2,299
	Republic of South Africa	5.500%	3/9/20	8,000	8,600
	Republic of South Africa	4.665%	1/17/24	4,000	3,902
	Republic of Turkey	7.000%	9/26/16	34,200	38,242
	Republic of Turkey	5.625%	3/30/21	5,000	5,275
	Republic of Turkey	3.250%	3/23/23	11,500	9,995
	Republic of Turkey	7.375%	2/5/25	11,000	12,677
4,6	Russian Federation	7.500%	3/31/30	782	918
	State of Israel	5.125%	3/26/19	2,550	2,888
	State of Israel	3.150%	6/30/23	2,000	1,895
6	State of Qatar	5.250%	1/20/20	1,000	1,118
	Statoil ASA	2.450%	1/17/23	3,000	2,792
	Statoil ASA	3.950%	5/15/43	1,000	910
	Svensk Exportkredit AB	1.750%	10/20/15	3,000	3,075
6	TDIC Finance Ltd.	6.500%	7/2/14	2,600	2,711
6	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	905
	United Mexican States	5.625%	1/15/17	25,800	28,839
	United Mexican States	5.750%	10/12/10	500	470

Total Sovereign Bonds (Cost $664,470)					663,106

Taxable Municipal Bonds (0.2%)
	California Educational Facilities Authority Revenue
	(Stanford University)	4.750%	5/1/19	1,850	2,118
	California GO	5.750%	3/1/17	2,000	2,277
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	1,250	1,170
	Illinois GO	5.365%	3/1/17	1,000	1,079
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.885%	1/1/21	1,000	960
	Johns Hopkins University Maryland GO	5.250%	7/1/19	713	824
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	12,000	12,438
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%	2/1/22	5,475	5,786
3	Mississippi GO (Nissan North America, Inc. Project)	0.895%	11/1/17	5,520	5,520
3	New Mexico Educational Assistance Foundation 2013-1	0.967%	1/2/25	6,000	5,971
	University of California Revenue	2.300%	5/15/21	1,000	934

Total Taxable Municipal Bonds (Cost $37,902)					39,077

Tax-Exempt Municipal Bonds (0.4%)
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	5.000%	4/1/43	1,780	1,798
	California GO	5.000%	4/1/43	3,465	3,512
	Cary NC Combined Enterprise System Revenue	5.000%	12/1/42	2,910	3,047
	Massachusetts GO	5.000%	8/1/37	6,890	7,218

59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts GO	5.000%	8/1/41	13,775	14,327
Houston TX Utility System Revenue	5.000%	11/15/38	1,490	1,536
Los Angeles CA Department of Water & Power
Revenue	5.000%	7/1/43	4,340	4,488
6 Louisiana Public Facilities Authority Dock & Wharf
Revenue (Impala Warehousing LLC Project)	6.500%	7/1/36	3,300	3,040
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.000%	10/15/41	3,310	3,427
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.000%	5/15/43	2,320	2,411
New York City NY GO	5.000%	3/1/37	1,380	1,426
New York City NY Industrial Development Agency
Special Facility Revenue (American Airlines Inc. John
F. Kennedy International Airport Project)	7.500%	8/1/16	1,325	1,378
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.000%	6/15/44	4,455	4,554
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.000%	6/15/45	2,970	3,047
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.000%	6/15/47	5,940	6,093
New York City NY Transitional Finance Authority Future
Tax Revenue	5.000%	5/1/42	4,215	4,363
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.000%	2/15/43	1,375	1,422
New York State Environmental Facilities Corp.
Revenue (State Revolving Funds)	5.000%	11/15/38	4,200	4,412
San Diego CA Community College District GO	5.000%	8/1/43	2,885	2,995

Total Tax-Exempt Municipal Bonds (Cost $74,369)				74,494

	Coupon		Shares
Convertible Preferred Stocks (0.0%)
7 Lehman Brothers Holdings Inc. Pfd. (Cost $8,740)	7.250%		8,740	—

Preferred Stocks (0.0%)
Aspen Insurance Holdings Ltd. Pfd. (Cost $1,992)	7.401%		76,950	2,056

Temporary Cash Investment (1.4%)
Money Market Fund (1.4%)
12 Vanguard Market Liquidity Fund (Cost $237,036)	0.124%		237,035,857	237,036

Total Investments (99.6%) (Cost $17,039,332)				17,323,544
Other Assets and Liabilities—Net (0.4%)				63,912
Net Assets (100%)				17,387,456

1 Securities with a value of $11,409,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $1,053,000 have been segregated as collateral for open swap contracts.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the aggregate value of these securities was $1,300,757,000, representing 7.5% of net assets.
7 Non-income-producing security--security in default.
8 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

9 Guaranteed by the Government of Japan.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the State of Qatar.
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

61

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (6.0%)
U.S. Government Securities (5.5%)
1 United States Treasury Note/Bond	4.500%	2/15/36	215,000	250,542
United States Treasury Note/Bond	3.500%	2/15/39	21,850	21,673
United States Treasury Note/Bond	2.750%	8/15/42	200,000	168,062
United States Treasury Note/Bond	3.125%	2/15/43	218,775	198,744
United States Treasury Note/Bond	2.875%	5/15/43	1,300	1,119
United States Treasury Strip Principal	0.000%	2/15/36	100,000	43,641
				683,781
Agency Bonds and Notes (0.5%)
Tennessee Valley Authority	5.250%	9/15/39	37,000	40,795
Tennessee Valley Authority	3.500%	12/15/42	28,000	23,211

				64,006

Total U.S. Government and Agency Obligations (Cost $805,968)				747,787
Corporate Bonds (72.3%)
Finance (21.1%)
Banking (11.9%)
American Express Co.	4.050%	12/3/42	40,906	36,026
Bank of America Corp.	5.875%	2/7/42	16,660	18,581
Bank of America NA	6.000%	10/15/36	22,750	25,909
Bank One Corp.	7.750%	7/15/25	25,000	31,587
Bank One Corp.	7.625%	10/15/26	25,950	32,522
Bank One Corp.	8.000%	4/29/27	30,869	40,636
Citigroup Inc.	3.500%	5/15/23	10,765	9,823
Citigroup Inc.	6.875%	6/1/25	10,000	11,578
Citigroup Inc.	6.625%	1/15/28	25,000	28,691
Citigroup Inc.	6.625%	6/15/32	60,905	65,357
Citigroup Inc.	5.875%	2/22/33	3,350	3,328
Citigroup Inc.	6.000%	10/31/33	44,655	44,788
Citigroup Inc.	5.850%	12/11/34	11,992	12,791
Citigroup Inc.	6.125%	8/25/36	40,860	41,120
Citigroup Inc.	5.875%	5/29/37	11,150	12,198
Citigroup Inc.	6.875%	3/5/38	20,000	24,290
Citigroup Inc.	8.125%	7/15/39	4,330	5,972
Citigroup Inc.	5.875%	1/30/42	6,860	7,595
Goldman Sachs Group Inc.	6.125%	2/15/33	53,725	59,124
Goldman Sachs Group Inc.	6.450%	5/1/36	55,000	56,434
Goldman Sachs Group Inc.	6.750%	10/1/37	59,255	62,285
Goldman Sachs Group Inc.	6.250%	2/1/41	24,825	28,246
HSBC Bank USA NA	5.875%	11/1/34	50,700	53,697
HSBC Bank USA NA	5.625%	8/15/35	32,775	34,006
HSBC Holdings plc	7.625%	5/17/32	21,200	26,053
HSBC Holdings plc	6.500%	5/2/36	10,000	11,382
HSBC Holdings plc	6.500%	9/15/37	23,600	26,926
HSBC Holdings plc	6.800%	6/1/38	93,749	110,949
JPMorgan Chase & Co.	3.375%	5/1/23	9,640	8,935
JPMorgan Chase & Co.	6.400%	5/15/38	90,000	108,316
JPMorgan Chase & Co.	5.500%	10/15/40	17,000	18,514
Merrill Lynch & Co. Inc.	6.110%	1/29/37	48,050	48,032
Merrill Lynch & Co. Inc.	7.750%	5/14/38	21,555	25,775
Morgan Stanley	5.500%	7/28/21	11,325	12,401
Morgan Stanley	4.875%	11/1/22	12,215	12,253
Morgan Stanley	4.100%	5/22/23	7,905	7,422
Morgan Stanley	6.250%	8/9/26	11,035	12,151
Morgan Stanley	7.250%	4/1/32	25,350	31,115
Morgan Stanley	6.375%	7/24/42	41,825	47,675
2 Standard Chartered plc	3.950%	1/11/23	15,620	14,740
Wachovia Bank NA	5.850%	2/1/37	34,350	38,651
Wachovia Bank NA	6.600%	1/15/38	59,825	73,310
Wachovia Corp.	6.605%	10/1/25	30,000	35,980
Wachovia Corp.	5.500%	8/1/35	23,955	24,753

62

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo Bank NA	5.950%	8/26/36	42,195	47,875
	Brokerage (0.2%)
2	FMR LLC	6.450%	11/15/39	25,300	28,875

	Finance Companies (3.1%)
	General Electric Capital Corp.	5.300%	2/11/21	14,960	16,372
	General Electric Capital Corp.	6.750%	3/15/32	127,220	153,404
	General Electric Capital Corp.	7.500%	8/21/35	7,000	9,172
	General Electric Capital Corp.	5.875%	1/14/38	113,190	124,305
	General Electric Capital Corp.	6.875%	1/10/39	57,420	70,684
3	General Electric Capital Corp.	6.250%	12/15/49	10,000	10,570
	Insurance (5.8%)
	ACE Capital Trust II	9.700%	4/1/30	10,000	14,275
	ACE INA Holdings Inc.	4.150%	3/13/43	10,000	9,379
	Aetna Inc.	4.125%	11/15/42	15,010	13,353
	AXA Financial Inc.	7.000%	4/1/28	24,910	27,748
	Berkshire Hathaway Inc.	4.500%	2/11/43	39,775	38,005
2	Guardian Life Insurance Co. of America	7.375%	9/30/39	13,775	17,600
2	Jackson National Life Insurance Co.	8.150%	3/15/27	2,130	2,623
2	John Hancock Life Insurance Co.	7.375%	2/15/24	30,000	36,099
2,3	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	6,000	7,559
2	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	19,282	28,328
	MetLife Inc.	6.500%	12/15/32	8,990	11,015
	MetLife Inc.	4.125%	8/13/42	12,500	11,235
2	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	44,323
	Munich Re America Corp.	7.450%	12/15/26	8,500	11,015
2	Nationwide Mutual Insurance Co.	9.375%	8/15/39	22,950	31,797
2	New York Life Insurance Co.	5.875%	5/15/33	45,275	50,132
2	Pacific Life Insurance Co.	9.250%	6/15/39	24,945	33,348
	Prudential Financial Inc.	5.750%	7/15/33	13,000	14,251
	Prudential Financial Inc.	6.200%	11/15/40	10,520	12,312
2	Swiss Re Treasury US Corp.	4.250%	12/6/42	12,470	11,068
2	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	22,752	28,169
	Travelers Cos. Inc.	6.750%	6/20/36	5,000	6,458
	UnitedHealth Group Inc.	5.800%	3/15/36	50,236	56,870
	UnitedHealth Group Inc.	6.500%	6/15/37	4,500	5,504
	UnitedHealth Group Inc.	6.625%	11/15/37	12,740	15,854
	UnitedHealth Group Inc.	6.875%	2/15/38	31,922	40,739
	UnitedHealth Group Inc.	5.700%	10/15/40	3,592	4,025
	UnitedHealth Group Inc.	4.625%	11/15/41	36,745	35,626
	UnitedHealth Group Inc.	4.375%	3/15/42	11,166	10,492
	WellPoint Inc.	5.850%	1/15/36	16,700	18,594
	WellPoint Inc.	6.375%	6/15/37	25,516	30,520
	WellPoint Inc.	5.800%	8/15/40	5,000	5,524
	WellPoint Inc.	4.625%	5/15/42	19,000	17,965
	WellPoint Inc.	4.650%	1/15/43	8,080	7,643
	XL Group plc	6.375%	11/15/24	8,500	9,590
	Real Estate Investment Trusts (0.1%)
	Simon Property Group LP	6.750%	2/1/40	11,900	14,901

					2,637,113
Industrial (38.5%)
	Basic Industry (0.6%)
	Dow Chemical Co.	7.375%	11/1/29	8,450	10,825
	EI du Pont de Nemours & Co.	4.150%	2/15/43	17,990	16,464
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	3,790	3,782
	Rio Tinto Finance USA plc	4.125%	8/21/42	15,000	12,851
	Teck Resources Ltd.	6.250%	7/15/41	3,900	3,706
	Teck Resources Ltd.	5.200%	3/1/42	22,875	19,208
	Capital Goods (3.2%)
	3M Co.	6.375%	2/15/28	25,740	31,839
	3M Co.	5.700%	3/15/37	15,000	17,642

63

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Boeing Co.	6.125%	2/15/33	27,040	32,382
	Boeing Co.	7.875%	4/15/43	8,000	11,074
	Caterpillar Inc.	6.050%	8/15/36	1,500	1,740
	Caterpillar Inc.	3.803%	8/15/42	42,536	37,116
	Deere & Co.	7.125%	3/3/31	15,000	20,026
	Deere & Co.	3.900%	6/9/42	15,860	14,539
	General Electric Co.	4.125%	10/9/42	14,925	13,899
	Raytheon Co.	4.700%	12/15/41	18,960	18,891
2	Siemens Financieringsmaatschappij NV	6.125%	8/17/26	15,710	18,571
	United Technologies Corp.	7.500%	9/15/29	14,755	20,133
	United Technologies Corp.	6.125%	7/15/38	36,175	45,102
	United Technologies Corp.	5.700%	4/15/40	28,150	33,254
	United Technologies Corp.	4.500%	6/1/42	85,530	85,897
	Communication (9.7%)
	Alltel Corp.	6.800%	5/1/29	2,697	3,261
	Alltel Corp.	7.875%	7/1/32	24,162	32,741
	America Movil SAB de CV	6.125%	3/30/40	22,720	24,370
	America Movil SAB de CV	4.375%	7/16/42	33,010	27,794
	AT&T Inc.	6.500%	9/1/37	33,882	39,227
	AT&T Inc.	6.300%	1/15/38	31,400	35,773
	AT&T Inc.	6.550%	2/15/39	20,915	24,294
	AT&T Inc.	5.350%	9/1/40	118,161	120,046
	AT&T Inc.	4.300%	12/15/42	47,710	41,095
	AT&T Inc.	4.350%	6/15/45	84,348	73,138
	CBS Corp.	7.875%	7/30/30	37,000	46,511
	Comcast Corp.	4.250%	1/15/33	10,435	10,043
	Comcast Corp.	7.050%	3/15/33	9,400	11,882
	Comcast Corp.	5.650%	6/15/35	39,414	43,559
	Comcast Corp.	6.450%	3/15/37	3,000	3,602
	Comcast Corp.	6.950%	8/15/37	19,250	24,361
	Comcast Corp.	6.550%	7/1/39	11,790	14,265
	Comcast Corp.	6.400%	3/1/40	9,500	11,375
	Comcast Corp.	4.650%	7/15/42	6,320	6,074
	Comcast Corp.	4.500%	1/15/43	5,750	5,468
2	COX Communications Inc.	6.450%	12/1/36	10,000	10,780
2	COX Communications Inc.	8.375%	3/1/39	21,310	27,603
2	COX Communications Inc.	4.500%	6/30/43	12,655	10,654
	Deutsche Telekom International Finance BV	8.750%	6/15/30	17,530	24,625
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	13,000	11,721
	GTE Corp.	6.940%	4/15/28	20,000	24,044
	Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	18,000	21,789
	NBCUniversal Media LLC	4.450%	1/15/43	34,400	32,086
	News America Inc.	6.400%	12/15/35	28,000	31,873
	News America Inc.	6.150%	2/15/41	10,400	11,832
	News America Inc.	7.900%	12/1/95	10,000	11,388
	Orange SA	8.500%	3/1/31	39,675	54,836
	Time Warner Cable Inc.	6.550%	5/1/37	27,390	25,720
	Time Warner Cable Inc.	6.750%	6/15/39	3,110	2,988
	Time Warner Cable Inc.	5.875%	11/15/40	11,745	10,453
	Time Warner Cable Inc.	4.500%	9/15/42	4,720	3,622
	Verizon Communications Inc.	7.750%	12/1/30	29,750	38,627
	Verizon Communications Inc.	5.850%	9/15/35	35,000	37,972
	Verizon Communications Inc.	6.250%	4/1/37	20,000	22,812
	Verizon Communications Inc.	6.400%	2/15/38	48,849	56,258
	Verizon Communications Inc.	6.900%	4/15/38	28,708	34,950
	Verizon Communications Inc.	7.350%	4/1/39	15,950	20,643
	Verizon Communications Inc.	6.000%	4/1/41	26,550	29,441
	Verizon Communications Inc.	3.850%	11/1/42	20,055	16,400
	Verizon Maryland LLC	5.125%	6/15/33	12,000	12,038
	Verizon Pennsylvania LLC	8.350%	12/15/30	6,260	8,041
	Vodafone Group plc	6.150%	2/27/37	15,705	17,178
	Consumer Cyclical (6.4%)
	CVS Caremark Corp.	6.250%	6/1/27	12,335	14,919

64

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Daimler Finance North America LLC	8.500%	1/18/31	22,644	32,803
	Historic TW Inc.	6.625%	5/15/29	24,775	28,884
	Home Depot Inc.	5.875%	12/16/36	39,775	47,159
	Home Depot Inc.	5.950%	4/1/41	14,000	17,058
	Lowe's Cos. Inc.	6.500%	3/15/29	26,010	30,691
	Lowe's Cos. Inc.	5.800%	10/15/36	9,300	10,475
	Lowe's Cos. Inc.	5.800%	4/15/40	8,000	9,087
	McDonald's Corp.	6.300%	10/15/37	30,935	39,074
	McDonald's Corp.	6.300%	3/1/38	36,635	46,874
	McDonald's Corp.	5.700%	2/1/39	14,500	17,264
	McDonald's Corp.	3.625%	5/1/43	10,000	8,777
	NIKE Inc.	3.625%	5/1/43	18,360	16,226
	Target Corp.	6.500%	10/15/37	22,750	28,850
	Target Corp.	7.000%	1/15/38	12,205	16,405
	Time Warner Inc.	7.625%	4/15/31	10,000	12,874
	Time Warner Inc.	6.500%	11/15/36	10,000	11,589
	Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	70,220
	Wal-Mart Stores Inc.	5.250%	9/1/35	4,789	5,307
	Wal-Mart Stores Inc.	6.500%	8/15/37	39,000	49,687
	Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	103,289
	Wal-Mart Stores Inc.	5.625%	4/1/40	10,000	11,696
	Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	21,153
	Wal-Mart Stores Inc.	5.000%	10/25/40	14,855	15,812
	Wal-Mart Stores Inc.	5.625%	4/15/41	69,850	81,442
	Wal-Mart Stores Inc.	4.000%	4/11/43	14,245	13,099
	Walt Disney Co.	3.700%	12/1/42	10,000	9,000
	Walt Disney Co.	7.550%	7/15/93	25,900	33,160
	Consumer Noncyclical (11.6%)
2	AbbVie Inc.	4.400%	11/6/42	10,885	10,330
	Altria Group Inc.	9.950%	11/10/38	5,000	7,496
	Altria Group Inc.	4.250%	8/9/42	15,980	13,670
	Amgen Inc.	6.375%	6/1/37	25,000	28,822
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	3,500	4,292
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	5,000	6,398
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	11,460	13,068
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	42,455	63,338
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	10,000	14,586
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	25,140	22,243
	Archer-Daniels-Midland Co.	4.535%	3/26/42	33,274	32,093
	Archer-Daniels-Midland Co.	4.016%	4/16/43	3,059	2,693
3	Ascension Health Inc.	4.847%	11/15/53	10,040	9,808
	AstraZeneca plc	6.450%	9/15/37	68,080	83,763
	Baxter International Inc.	3.650%	8/15/42	7,390	6,450
	Becton Dickinson and Co.	7.000%	8/1/27	8,300	10,656
	Becton Dickinson and Co.	6.700%	8/1/28	5,066	6,443
	Bristol-Myers Squibb Co.	6.800%	11/15/26	10,000	12,776
2	Cargill Inc.	6.125%	4/19/34	1,880	2,155
2	Cargill Inc.	6.125%	9/15/36	27,045	31,051
2	Cargill Inc.	6.625%	9/15/37	5,000	6,088
2	Cargill Inc.	4.100%	11/1/42	17,300	15,226
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	4,000	3,664
	City of Hope	5.623%	11/15/43	10,000	9,972
	Diageo Capital plc	3.875%	4/29/43	13,800	12,263
	Dignity Health California GO	4.500%	11/1/42	20,865	17,892
	Eli Lilly & Co.	5.500%	3/15/27	23,525	27,195
	Gilead Sciences Inc.	5.650%	12/1/41	19,960	22,460
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,995	18,902
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	51,205	64,088
	Johnson & Johnson	6.950%	9/1/29	22,457	29,737
	Kaiser Foundation Hospitals	4.875%	4/1/42	31,328	31,384
	Kellogg Co.	7.450%	4/1/31	21,620	27,983
	Kimberly-Clark Corp.	6.625%	8/1/37	5,300	6,939
	Kimberly-Clark Corp.	5.300%	3/1/41	12,000	13,543

65

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kraft Foods Group Inc.	6.875%	1/26/39	6,750	8,445
3	Mayo Clinic	3.774%	11/15/43	13,095	11,102
	Medtronic Inc.	6.500%	3/15/39	21,200	26,541
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	26,775	27,937
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,285	9,748
	Merck & Co. Inc.	6.500%	12/1/33	30,320	38,943
	Merck & Co. Inc.	6.550%	9/15/37	42,200	54,308
	Merck & Co. Inc.	3.600%	9/15/42	5,400	4,637
	Merck & Co. Inc.	4.150%	5/18/43	12,625	11,897
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	11,000	12,825
	Merck Sharp & Dohme Corp.	5.850%	6/30/39	20,000	23,581
	North Shore Long Island Jewish Health Care Inc.	4.800%	11/1/42	11,015	10,150
	Pepsi Bottling Group Inc.	7.000%	3/1/29	17,000	21,870
	PepsiCo Inc.	5.500%	1/15/40	28,350	31,656
	PepsiCo Inc.	4.875%	11/1/40	14,375	14,752
	PepsiCo Inc.	4.000%	3/5/42	16,972	15,454
	PepsiCo Inc.	3.600%	8/13/42	28,900	24,365
	Pfizer Inc.	7.200%	3/15/39	41,000	56,223
	Pfizer Inc.	4.300%	6/15/43	17,000	16,327
	Pharmacia Corp.	6.750%	12/15/27	28,000	35,528
	Philip Morris International Inc.	6.375%	5/16/38	31,340	38,274
	Procter & Gamble Co.	5.500%	2/1/34	15,000	17,361
	Procter & Gamble Co.	5.550%	3/5/37	12,000	14,223
2	Roche Holdings Inc.	7.000%	3/1/39	47,905	65,237
2	SABMiller Holdings Inc.	4.950%	1/15/42	20,000	20,642
2	SC Johnson & Son Inc.	4.000%	5/15/43	16,745	15,167
	St. Jude Medical Inc.	4.750%	4/15/43	16,925	16,089
2	Tesco plc	6.150%	11/15/37	24,520	27,588
	Wyeth LLC	5.950%	4/1/37	72,150	85,830
	Energy (3.5%)
	Apache Corp.	5.100%	9/1/40	5,665	5,704
	Apache Corp.	4.750%	4/15/43	68,960	66,479
2	BG Energy Capital plc	5.125%	10/15/41	20,800	21,243
	Burlington Resources Finance Co.	7.400%	12/1/31	25,000	32,923
	ConocoPhillips	7.000%	3/30/29	13,150	16,171
	ConocoPhillips	5.900%	10/15/32	20,300	23,975
	ConocoPhillips	6.500%	2/1/39	68,735	88,304
	Encana Corp.	6.500%	8/15/34	15,463	17,516
	Encana Corp.	5.150%	11/15/41	9,845	9,527
	Marathon Oil Corp.	6.600%	10/1/37	9,300	11,234
	Shell International Finance BV	6.375%	12/15/38	75,000	97,455
	Tosco Corp.	7.800%	1/1/27	15,000	20,339
	Tosco Corp.	8.125%	2/15/30	20,000	27,576
	Other Industrial (0.2%)
2	Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	21,060	21,793
	Massachusetts Institute of Technology GO	5.600%	7/1/11	6,000	7,117
	Technology (2.5%)
	Apple Inc.	3.850%	5/4/43	46,890	40,719
	Cisco Systems Inc.	5.900%	2/15/39	39,000	46,221
	HP Enterprise Services LLC	7.450%	10/15/29	3,868	4,352
	Intel Corp.	4.800%	10/1/41	24,080	24,031
	Intel Corp.	4.250%	12/15/42	4,240	3,898
	International Business Machines Corp.	7.000%	10/30/25	30,400	39,805
	International Business Machines Corp.	4.000%	6/20/42	19,100	17,878
	Microsoft Corp.	3.750%	5/1/43	10,000	8,787
	Oracle Corp.	6.500%	4/15/38	43,833	55,263
	Oracle Corp.	6.125%	7/8/39	19,559	23,633
	Oracle Corp.	5.375%	7/15/40	39,580	44,335
	Transportation (0.8%)
	Burlington Northern Santa Fe LLC	6.875%	12/1/27	25,000	30,673
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	4,455	4,817
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	10,000	9,347

66

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	10,875	10,101
	CSX Corp.	4.400%	3/1/43	26,085	24,009
2	ERAC USA Finance LLC	7.000%	10/15/37	14,621	17,527
					4,799,987
Utilities (12.7%)
	Electric (11.6%)
	Alabama Power Co.	5.700%	2/15/33	12,800	14,722
	Alabama Power Co.	6.000%	3/1/39	5,475	6,571
	Alabama Power Co.	5.500%	3/15/41	13,015	14,829
	Alabama Power Co.	5.200%	6/1/41	15,000	16,496
	Appalachian Power Co.	6.700%	8/15/37	40,000	47,663
	CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	15,775	13,607
	Commonwealth Edison Co.	3.800%	10/1/42	22,805	20,386
	Connecticut Light & Power Co.	6.350%	6/1/36	15,000	18,361
	Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	9,600	9,813
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	11,617
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	18,000	21,777
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	16,914
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	6,250	7,121
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	9,045	10,565
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,665	10,214
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	10,000	9,333
	Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	61,812
	Duke Energy Carolinas LLC	5.300%	2/15/40	4,600	5,096
	Duke Energy Carolinas LLC	4.250%	12/15/41	18,000	17,274
	Duke Energy Carolinas LLC	4.000%	9/30/42	27,890	25,497
	Duke Energy Florida Inc.	6.750%	2/1/28	22,375	27,204
	Duke Energy Florida Inc.	5.650%	4/1/40	11,860	13,695
	Duke Energy Indiana Inc.	6.350%	8/15/38	4,000	5,018
	Duke Energy Indiana Inc.	4.200%	3/15/42	14,100	13,053
	Duke Energy Indiana Inc.	4.900%	7/15/43	11,685	12,187
	Duke Energy Progress Inc.	5.700%	4/1/35	7,500	8,356
	Duke Energy Progress Inc.	4.100%	3/15/43	15,000	13,923
	Florida Power & Light Co.	5.625%	4/1/34	16,275	18,978
	Florida Power & Light Co.	5.400%	9/1/35	13,380	15,169
	Florida Power & Light Co.	5.690%	3/1/40	7,350	8,758
	Florida Power & Light Co.	5.250%	2/1/41	15,830	17,792
	Florida Power & Light Co.	3.800%	12/15/42	29,975	27,103
	Georgia Power Co.	5.950%	2/1/39	27,960	32,509
	Georgia Power Co.	5.400%	6/1/40	10,100	11,035
	Georgia Power Co.	4.750%	9/1/40	9,555	9,638
3	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	23,268	23,084
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	18,100	20,752
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	59,540	82,209
	Nevada Power Co.	5.375%	9/15/40	6,380	7,170
	Northern States Power Co.	6.200%	7/1/37	40,000	49,670
	Northern States Power Co.	3.400%	8/15/42	9,945	8,391
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	14,728
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	12,500	12,145
	Pacific Gas & Electric Co.	6.050%	3/1/34	45,330	53,923
	Pacific Gas & Electric Co.	5.800%	3/1/37	8,862	10,210
	Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	9,980
	Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	43,387
	Pacific Gas & Electric Co.	5.400%	1/15/40	19,800	21,844
	PacifiCorp	6.100%	8/1/36	15,000	18,213
	PacifiCorp	6.250%	10/15/37	7,815	9,707
	PacifiCorp	6.350%	7/15/38	20,000	25,116
	PacifiCorp	6.000%	1/15/39	34,100	41,139
	PacifiCorp	4.100%	2/1/42	18,070	16,963
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,075	12,528
	PPL Electric Utilities Corp.	4.750%	7/15/43	1,930	2,044
	PSEG Power LLC	8.625%	4/15/31	29,547	40,805
	Public Service Co. of Colorado	3.600%	9/15/42	16,755	14,734

67

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Public Service Electric & Gas Co.	3.650%	9/1/42	16,690	14,968
	Puget Sound Energy Inc.	6.724%	6/15/36	10,000	12,845
	Puget Sound Energy Inc.	6.274%	3/15/37	4,700	5,761
	Puget Sound Energy Inc.	5.795%	3/15/40	18,500	21,610
	Puget Sound Energy Inc.	5.764%	7/15/40	4,520	5,263
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	43,099
	South Carolina Electric & Gas Co.	6.050%	1/15/38	8,600	10,230
	South Carolina Electric & Gas Co.	5.450%	2/1/41	2,720	3,014
	South Carolina Electric & Gas Co.	4.350%	2/1/42	23,937	22,871
	South Carolina Electric & Gas Co.	4.600%	6/15/43	2,650	2,610
	Southern California Edison Co.	6.000%	1/15/34	20,095	24,422
	Southern California Edison Co.	5.950%	2/1/38	10,000	12,167
	Southern California Edison Co.	4.500%	9/1/40	12,000	12,145
	Southern California Edison Co.	3.900%	12/1/41	5,425	5,044
	Southern California Edison Co.	4.050%	3/15/42	7,625	7,213
	Tampa Electric Co.	6.150%	5/15/37	35,000	41,581
	Virginia Electric & Power Co.	6.000%	5/15/37	60,105	73,151
	Natural Gas (1.1%)
	Energy Transfer Partners LP	5.150%	2/1/43	15,855	14,824
	KeySpan Corp.	5.875%	4/1/33	12,000	12,785
	KeySpan Corp.	5.803%	4/1/35	10,000	10,599
	Southern California Gas Co.	3.750%	9/15/42	12,265	11,032
	Texas Eastern Transmission LP	7.000%	7/15/32	17,000	20,815
	TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	67,993

					1,588,870

Total Corporate Bonds (Cost $8,313,503)					9,025,970

Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
2	CDP Financial Inc.	5.600%	11/25/39	15,000	17,191
2	CNOOC Finance 2011 Ltd.	5.750%	1/26/41	9,620	10,326
2	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	21,540	23,617
2	Electricite de France SA	6.950%	1/26/39	18,040	22,283
	Petrobras International Finance Co. - Pifco	6.750%	1/27/41	23,275	22,311
	Quebec	7.500%	9/15/29	10,000	13,687
	Statoil ASA	5.100%	8/17/40	12,550	13,652
	Statoil ASA	3.950%	5/15/43	6,725	6,118
2	Temasek Financial I Ltd.	3.375%	7/23/42	28,355	22,519
	United Mexican States	4.750%	3/8/44	36,276	33,153

Total Sovereign Bonds (Cost $194,428)					184,857
Taxable Municipal Bonds (17.6%)
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	59,240	61,763
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	7.499%	2/15/50	725	882
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.793%	4/1/30	17,420	20,843
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.918%	4/1/40	50,115	61,456
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	28,630	35,206
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	13,775	17,318
	California GO	7.500%	4/1/34	30,655	40,408
	California GO	7.550%	4/1/39	56,175	75,746
	California GO	7.300%	10/1/39	109,045	142,334
	California GO	7.625%	3/1/40	27,800	37,401
	California GO	7.600%	11/1/40	73,985	100,097
	California Public Works Board Lease Revenue	8.361%	10/1/34	8,165	10,238
	Chicago IL GO	5.432%	1/1/42	14,920	13,079
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,710	18,364

68

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	City of San Francisco CA Public Utilities Commission
	Water Revenue	6.000%	11/1/40	400	450
4	Commonwealth Financing Authority Pennsylvania
	Revenue	5.197%	6/1/26	25,000	25,117
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,740	2,070
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,200	2,277
	Duke University North Carolina Revenue	5.850%	4/1/37	33,850	39,856
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	39,585	42,570
	Grand Parkway Transportation Corp.	5.184%	10/1/42	14,620	14,819
	Houston TX GO	6.290%	3/1/32	25,000	28,920
	Illinois GO	5.100%	6/1/33	194,445	180,480
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	18,740	21,769
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	170	192
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	4,175	4,701
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	11,850	13,511
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	34,080	43,238
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	4,155	5,272
	Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	21,899
	Los Angeles CA Unified School District GO	5.750%	7/1/34	9,090	10,281
	Los Angeles CA Unified School District GO	6.758%	7/1/34	64,235	79,890
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	15,100	16,570
	Missouri State Health & Educational Facilities Authority	3.685%	2/15/47	10,000	8,680
5	New Jersey Economic Development Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	50,002	60,958
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	57,834	76,826
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	66,915	85,958
	New York City NY Municipal Water Finance Authority	6.282%	6/15/42	7,225	8,068
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	12,780	14,680
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	13,210	15,643
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	6,980	8,330
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	36,280	42,565
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	2,875	3,116
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	65,755	87,491
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,950	6,880
	New York State Dormitory Authority	5.600%	3/15/40	2,000	2,182
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	7,325	8,009
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	19,595	21,386
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	26,971	33,359
	Ohio State University General Receipts Revenue	4.910%	6/1/40	13,700	14,423
	Ohio State University General Receipts Revenue	4.800%	6/1/11	31,483	28,368
6	Oregon School Boards Association GO	4.759%	6/30/28	10,000	10,470
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	20,335	23,775
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	23,548
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	13,550	15,019
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	42,380	42,244
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	24,890	22,504
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	60,993	68,617
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	18,525	19,568

69

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,650	13,988
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	12,708
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	13,325	17,146
State of California	6.509%	4/1/39	28,365	31,084
State of Connecticut	5.770%	3/15/25	20,365	24,021
State of New York	5.590%	3/1/35	10,000	11,083
Texas Transportation Commission Revenue	5.178%	4/1/30	4,090	4,587
Texas Transportation Commission Revenue	4.631%	4/1/33	6,655	6,920
University of California Regents Medical Center
Revenue	6.548%	5/15/48	22,225	26,838
University of California Regents Medical Center
Revenue	6.583%	5/15/49	8,695	10,262
University of California Revenue	5.770%	5/15/43	5,155	5,766
University of California Revenue	4.858%	5/15/12	42,625	36,432
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	12,800	14,116
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	9,915	9,964
Washington GO	5.481%	8/1/39	8,890	9,770
4 Wisconsin GO	5.700%	5/1/26	23,025	26,800

Total Taxable Municipal Bonds (Cost $2,075,790)				2,203,169

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Temporary Cash Investments (1.2%)
Repurchase Agreements (1.2%)
Bank of America Securities, LLC (Dated 7/31/13,
Repurchase Value $40,100,000, collateralized by
Government National Mortgage Assn. 4.000%,
8/15/41; with a value of $40,902,000)	0.070%	8/1/13	40,100	40,100
Bank of Montreal (Dated 7/31/13, Repurchase Value
$53,700,000, collateralized U.S. Treasury Note/Bond
0.125%-0.250%, 12/31/14-1/31/15; with a value of
$54,774,000)	0.090%	8/1/13	53,700	53,700
Citigroup Global Markets Inc. (Dated 7/31/13,
Repurchase Value $59,200,000, collateralized by
U.S. Treasury Note/Bond 1.000%, 3/31/17; with a
value of $60,384,000)	0.060%	8/1/13	59,200	59,200

				153,000

Total Temporary Cash Investments (Cost $153,000)				153,000

Total Investments (98.6%) (Cost $11,542,689)				12,314,783
Other Assets and Liabilities—Net (1.4%)[7]				169,621
Net Assets (100%)				12,484,404

1 Securities with a value of $9,854,000 have been segregated as collateral for open swap contracts.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the aggregate value of these securities was $752,252,000, representing 6.0% of net assets.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
5 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
6 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
7 Cash of $3,316,000 has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.

70

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (1.4%)
U.S. Government Securities (1.4%)
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	56,989
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	94,449
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	80,953

Total U.S. Government and Agency Obligations (Cost $228,475)					232,391
Corporate Bonds (91.7%)
Finance (17.1%)
	Banking (4.6%)
	Ally Financial Inc.	8.000%	3/15/20	75,950	89,431
	Ally Financial Inc.	7.500%	9/15/20	58,250	67,279
1	Barclays Bank plc	6.050%	12/4/17	143,492	156,772
	Barclays Bank plc	5.140%	10/14/20	39,235	40,683
2	Deutsche Bank AG	4.296%	5/24/28	92,865	84,043
1	LBG Capital No.1 plc	7.875%	11/1/20	81,952	86,459
1	Lloyds TSB Bank plc	6.500%	9/14/20	28,730	30,780
	Royal Bank of Scotland Group plc	6.125%	12/15/22	113,600	110,546
	UBS AG	7.625%	8/17/22	80,150	89,059
	Finance Companies (9.1%)
3	Air Lease Corp.	6.125%	4/1/17	125,330	131,910
	Air Lease Corp.	4.750%	3/1/20	43,975	43,645
	CIT Group Inc.	4.250%	8/15/17	48,445	49,777
	CIT Group Inc.	5.250%	3/15/18	114,335	121,481
1	CIT Group Inc.	6.625%	4/1/18	120,655	132,720
1	CIT Group Inc.	5.500%	2/15/19	66,210	69,852
	CIT Group Inc.	5.375%	5/15/20	98,370	102,797
	CIT Group Inc.	5.000%	8/15/22	98,135	98,135
	Homer City Generation LP	8.734%	10/1/26	48,612	50,799
	International Lease Finance Corp.	5.750%	5/15/16	19,146	20,199
1	International Lease Finance Corp.	6.750%	9/1/16	32,895	36,267
	International Lease Finance Corp.	8.750%	3/15/17	38,820	44,740
	International Lease Finance Corp.	3.875%	4/15/18	42,475	41,413
1	International Lease Finance Corp.	7.125%	9/1/18	55,210	62,939
	International Lease Finance Corp.	5.875%	4/1/19	46,220	48,300
	International Lease Finance Corp.	6.250%	5/15/19	70,781	75,382
	International Lease Finance Corp.	8.250%	12/15/20	51,121	59,556
	International Lease Finance Corp.	4.625%	4/15/21	29,400	28,298
	International Lease Finance Corp.	8.625%	1/15/22	29,100	34,774
1	Provident Funding Associates LP / PFG Finance Corp.	6.750%	6/15/21	34,020	34,530
	SLM Corp.	6.250%	1/25/16	24,445	26,152
	SLM Corp.	6.000%	1/25/17	13,990	14,881
	SLM Corp.	8.450%	6/15/18	44,100	50,929
	SLM Corp.	8.000%	3/25/20	58,325	65,300
	SLM Corp.	7.250%	1/25/22	19,145	20,309
	SLM Corp.	5.500%	1/25/23	26,630	24,979
	Insurance (3.1%)
2	Hartford Financial Services Group Inc.	8.125%	6/15/38	94,960	108,492
1,3	ING US Inc.	5.500%	7/15/22	121,560	131,525
1,2	ING US Inc.	5.650%	5/15/53	37,580	35,701
1	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	67,352
1,2	MetLife Capital Trust IV	7.875%	12/15/67	46,910	55,354
1,2	MetLife Capital Trust X	9.250%	4/8/68	33,000	43,725
	Provident Cos. Inc.	7.000%	7/15/18	26,000	29,951
	Unum Group	6.750%	12/15/28	16,145	18,161
	Unum Group	7.375%	6/15/32	6,295	6,653

71

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Real Estate Investment Trusts (0.3%)
	Felcor Lodging LP	5.625%	3/1/23	42,805	41,949

					2,783,979
Industrial (68.5%)
	Basic Industry (5.5%)
3,4	Arch Coal Inc. Bank Loan	5.750%	5/16/18	67,513	66,937
1	Ashland Inc.	3.875%	4/15/18	19,130	19,226
1	Ashland Inc.	4.750%	8/15/22	22,431	22,038
1	Ashland Inc.	4.750%	8/15/22	18,390	18,068
1	Axiall Corp.	4.875%	5/15/23	7,245	6,901
	Cascades Inc.	7.750%	12/15/17	32,145	33,833
	Cascades Inc.	7.875%	1/15/20	9,330	9,843
	Celanese US Holdings LLC	6.625%	10/15/18	11,265	11,997
	Celanese US Holdings LLC	5.875%	6/15/21	12,740	13,313
	Chemtura Corp.	5.750%	7/15/21	4,760	4,736
	Cloud Peak Energy Resources LLC / Cloud Peak
	Energy Finance Corp.	8.250%	12/15/17	18,500	19,564
	Cloud Peak Energy Resources LLC / Cloud Peak
	Energy Finance Corp.	8.500%	12/15/19	7,570	8,176
	CONSOL Energy Inc.	8.000%	4/1/17	14,945	15,954
	CONSOL Energy Inc.	8.250%	4/1/20	39,305	42,351
1	Eagle Spinco Inc.	4.625%	2/15/21	12,900	12,449
1	Eldorado Gold Corp.	6.125%	12/15/20	15,490	14,914
1	FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	49,525	50,515
1	FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	9,720	9,817
1	FMG Resources August 2006 Pty Ltd.	6.875%	2/1/18	13,600	13,838
1	Hecla Mining Co.	6.875%	5/1/21	22,990	20,978
	Hexion US Finance Corp.	6.625%	4/15/20	45,175	46,078
1	Hexion US Finance Corp.	6.625%	4/15/20	16,435	16,764
1	INEOS Finance plc	8.375%	2/15/19	56,035	61,919
1	INEOS Finance plc	7.500%	5/1/20	53,610	58,435
	Novelis Inc.	8.375%	12/15/17	40,790	43,951
	Novelis Inc.	8.750%	12/15/20	38,965	42,861
	Peabody Energy Corp.	7.375%	11/1/16	69,675	77,513
	Peabody Energy Corp.	6.000%	11/15/18	31,285	32,224
	Peabody Energy Corp.	6.500%	9/15/20	2,800	2,856
	Peabody Energy Corp.	6.250%	11/15/21	52,780	51,724
	Peabody Energy Corp.	7.875%	11/1/26	37,305	37,865
	Plains Exploration & Production Co.	6.625%	5/1/21	9,080	9,648
	Capital Goods (8.5%)
1	Ardagh Packaging Finance plc	7.375%	10/15/17	42,300	45,420
1	Ardagh Packaging Finance plc	9.125%	10/15/20	24,775	26,695
1	Ardagh Packaging Finance PLC / Ardagh MP Holdings
	USA Inc.	7.375%	10/15/17	3,290	3,520
1	Ardagh Packaging Finance PLC / Ardagh MP Holdings
	USA Inc.	4.875%	11/15/22	5,035	4,871
1	Ashtead Capital Inc.	6.500%	7/15/22	12,305	13,105
	B/E Aerospace Inc.	6.875%	10/1/20	37,830	41,046
	B/E Aerospace Inc.	5.250%	4/1/22	104,885	108,163
	Ball Corp.	7.375%	9/1/19	4,890	5,281
	Ball Corp.	5.000%	3/15/22	28,800	28,872
1	Building Materials Corp. of America	6.875%	8/15/18	14,580	15,528
1	Building Materials Corp. of America	6.750%	5/1/21	50,565	54,357
	Case New Holland Inc.	7.875%	12/1/17	91,500	107,284
1	Cemex Finance LLC	9.500%	12/14/16	113,570	121,268
	Clean Harbors Inc.	5.250%	8/1/20	19,250	19,827
	Clean Harbors Inc.	5.125%	6/1/21	11,845	12,052
	CNH Capital LLC	3.875%	11/1/15	11,740	12,004
	CNH Capital LLC	6.250%	11/1/16	43,785	47,616
1	CNH Capital LLC	3.625%	4/15/18	34,260	33,575
	Crown Americas LLC / Crown Americas Capital Corp.
	III	6.250%	2/1/21	38,900	41,234

72

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Crown Americas LLC / Crown Americas Capital Corp.
	IV	4.500%	1/15/23	24,265	22,809
1	Fibria Overseas Finance Ltd.	7.500%	5/4/20	17,161	18,748
1	Fibria Overseas Finance Ltd.	6.750%	3/3/21	10,200	11,117
	Huntington Ingalls Industries Inc.	6.875%	3/15/18	30,665	33,502
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	43,475	47,822
	Masco Corp.	6.125%	10/3/16	17,785	19,886
	Masco Corp.	5.850%	3/15/17	9,404	10,242
	Masco Corp.	6.625%	4/15/18	3,895	4,294
	Masco Corp.	7.125%	3/15/20	59,416	67,140
	Masco Corp.	5.950%	3/15/22	24,000	25,680
	Masco Corp.	7.750%	8/1/29	16,486	18,198
	Masco Corp.	6.500%	8/15/32	5,880	5,827
	Owens Corning	9.000%	6/15/19	39,840	48,904
	Owens Corning	7.000%	12/1/36	5,380	5,745
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	7.125%	4/15/19	63,750	67,894
1	TransDigm Inc.	5.500%	10/15/20	35,905	34,918
	United Rentals North America Inc.	5.750%	7/15/18	15,155	16,216
	United Rentals North America Inc.	7.375%	5/15/20	37,145	40,767
	United Rentals North America Inc.	7.625%	4/15/22	30,495	34,002
	United Rentals North America Inc.	6.125%	6/15/23	12,545	13,015
	Vulcan Materials Co.	6.400%	11/30/17	18,020	19,552
	Vulcan Materials Co.	7.000%	6/15/18	56,250	62,156
	Vulcan Materials Co.	7.500%	6/15/21	2,485	2,820
	Vulcan Materials Co.	7.150%	11/30/37	7,270	7,270
	Communication (19.9%)
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.250%	10/30/17	14,105	14,969
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	1/15/19	30,985	32,844
	CCO Holdings LLC / CCO Holdings Capital Corp.	8.125%	4/30/20	37,042	40,191
	CCO Holdings LLC / CCO Holdings Capital Corp.	6.500%	4/30/21	58,025	59,693
	CCO Holdings LLC / CCO Holdings Capital Corp.	6.625%	1/31/22	48,700	49,918
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	42,845	40,060
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	33,570	31,388
	CSC Holdings LLC	7.875%	2/15/18	27,180	31,257
	CSC Holdings LLC	7.625%	7/15/18	79,045	90,902
	CSC Holdings LLC	8.625%	2/15/19	10,520	12,387
	CSC Holdings LLC	6.750%	11/15/21	10,914	11,978
	DISH DBS Corp.	4.625%	7/15/17	9,730	9,864
	DISH DBS Corp.	7.875%	9/1/19	11,685	13,321
	DISH DBS Corp.	6.750%	6/1/21	133,715	141,236
	DISH DBS Corp.	5.875%	7/15/22	65,390	65,063
	DISH DBS Corp.	5.000%	3/15/23	20,135	18,877
1	eAccess Ltd.	8.250%	4/1/18	45,540	49,866
	Embarq Corp.	7.995%	6/1/36	23,035	24,193
1	Gannett Co. Inc.	5.125%	7/15/20	64,680	64,437
	Hughes Satellite Systems Corp.	6.500%	6/15/19	88,991	94,553
	Hughes Satellite Systems Corp.	7.625%	6/15/21	20,920	22,698
	IAC/InterActiveCorp	4.750%	12/15/22	22,085	20,760
1	Inmarsat Finance plc	7.375%	12/1/17	20,655	21,584
	Intelsat Jackson Holdings SA	7.250%	4/1/19	60,330	65,307
	Intelsat Jackson Holdings SA	8.500%	11/1/19	14,265	15,745
	Intelsat Jackson Holdings SA	7.250%	10/15/20	164,947	178,555
	Intelsat Jackson Holdings SA	7.500%	4/1/21	43,900	47,741
1	Intelsat Jackson Holdings SA	5.500%	8/1/23	58,000	55,825
	Lamar Media Corp.	5.875%	2/1/22	17,195	17,840
	Lamar Media Corp.	5.000%	5/1/23	36,840	35,412
	Liberty Interactive LLC	8.500%	7/15/29	31,878	34,906
	Liberty Interactive LLC	8.250%	2/1/30	97,840	105,423
1	Lynx I Corp.	5.375%	4/15/21	29,130	29,494
	MetroPCS Wireless Inc.	7.875%	9/1/18	55,420	60,131
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	79,969
	National CineMedia LLC	6.000%	4/15/22	32,455	33,916

73

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	NBCUniversal Enterprise Inc.	5.250%	12/19/49	62,790	62,162
	Nielsen Finance LLC / Nielsen Finance Co.	7.750%	10/15/18	48,300	52,587
	NII Capital Corp.	7.625%	4/1/21	19,915	16,032
	Quebecor Media Inc.	7.750%	3/15/16	28,818	29,214
	Quebecor Media Inc.	7.750%	3/15/16	26,840	27,209
	Quebecor Media Inc.	5.750%	1/15/23	84,210	81,684
	Qwest Corp.	6.875%	9/15/33	34,167	33,825
	SBA Communications Corp.	5.625%	10/1/19	37,650	37,932
	SBA Telecommunications Inc.	8.250%	8/15/19	15,173	16,425
	SBA Telecommunications Inc.	5.750%	7/15/20	15,106	15,370
1	Sinclair Television Group Inc.	9.250%	11/1/17	31,400	33,284
1	Sirius XM Radio Inc.	4.250%	5/15/20	8,595	7,993
1	Sirius XM Radio Inc.	5.250%	8/15/22	44,691	43,350
1	Sirius XM Radio Inc.	4.625%	5/15/23	24,150	21,977
1	Softbank Corp.	4.500%	4/15/20	159,095	154,322
1	Sprint Nextel Corp.	9.000%	11/15/18	92,545	110,129
1	Sprint Nextel Corp.	7.000%	3/1/20	135,830	149,073
	Starz LLC / Starz Finance Corp.	5.000%	9/15/19	30,905	31,214
1	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	1/15/23	46,780	45,377
1	UPCB Finance III Ltd.	6.625%	7/1/20	83,121	88,945
1	UPCB Finance V Ltd.	7.250%	11/15/21	40,995	44,787
1	UPCB Finance VI Ltd.	6.875%	1/15/22	42,036	44,870
	Videotron Ltd.	9.125%	4/15/18	11,880	12,459
	Videotron Ltd.	5.000%	7/15/22	82,242	81,214
	Virgin Media Finance plc	8.375%	10/15/19	14,560	15,834
1	Wind Acquisition Finance SA	11.750%	7/15/17	90,775	95,768
	Windstream Corp.	7.875%	11/1/17	42,820	48,173
	Windstream Corp.	8.125%	9/1/18	22,355	23,780
	Windstream Corp.	7.000%	3/15/19	9,720	9,842
	Windstream Corp.	7.750%	10/15/20	19,650	20,878
	Zayo Group LLC / Zayo Capital Inc.	8.125%	1/1/20	20,870	22,983
	Zayo Group LLC / Zayo Capital Inc.	10.125%	7/1/20	35,970	40,916
	Consumer Cyclical (10.0%)
	AMC Entertainment Inc.	8.750%	6/1/19	61,485	66,865
	AutoNation Inc.	5.500%	2/1/20	15,796	16,823
	Caesars Entertainment Operating Co. Inc.	8.500%	2/15/20	14,970	13,922
1	Carlson Wagonlit BV	6.875%	6/15/19	68,021	70,742
	Cinemark USA Inc.	5.125%	12/15/22	6,030	5,819
1	Cinemark USA Inc.	4.875%	6/1/23	22,505	21,380
1	Continental Rubber of America Corp.	4.500%	9/15/19	98,885	100,616
	Corrections Corp. of America	4.125%	4/1/20	39,805	38,511
	Corrections Corp. of America	4.625%	5/1/23	49,490	48,129
	Delphi Corp.	5.875%	5/15/19	34,727	36,811
	Delphi Corp.	6.125%	5/15/21	25,270	27,607
1	General Motors Financial Co. Inc.	4.750%	8/15/17	97,350	101,974
1	General Motors Financial Co. Inc.	3.250%	5/15/18	13,040	12,747
	General Motors Financial Co. Inc.	6.750%	6/1/18	43,795	48,941
1	General Motors Financial Co. Inc.	4.250%	5/15/23	16,980	16,428
	Hanesbrands Inc.	6.375%	12/15/20	33,810	37,022
	Host Hotels & Resorts LP	5.875%	6/15/19	16,470	17,870
	Limited Brands, Inc.	8.500%	6/15/19	4,860	5,771
	Limited Brands, Inc.	7.000%	5/1/20	22,210	24,709
	Limited Brands, Inc.	6.625%	4/1/21	42,435	46,466
	Limited Brands, Inc.	5.625%	2/15/22	19,235	19,860
1	NAI Entertainment Holdings LLC	8.250%	12/15/17	3,422	3,691
	Neiman Marcus Group Inc.	7.125%	6/1/28	63,150	63,308
	PVH Corp.	7.375%	5/15/20	22,985	25,111
	PVH Corp.	4.500%	12/15/22	24,235	23,690
1	QVC Inc.	7.500%	10/1/19	66,400	72,376
	QVC Inc.	5.125%	7/2/22	3,595	3,644
1	Realogy Group LLC	7.625%	1/15/20	53,680	59,853
	Regal Cinemas Corp.	8.625%	7/15/19	62,520	67,678

74

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Regal Entertainment Group	5.750%	6/15/23	19,200	18,768
	Regal Entertainment Group	5.750%	2/1/25	5,250	5,040
	Rite Aid Corp.	8.000%	8/15/20	29,250	32,760
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	27,555	30,173
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	23,135	24,003
	Service Corp. International	6.750%	4/1/16	22,998	25,010
	Service Corp. International	7.000%	6/15/17	38,900	43,179
	Service Corp. International	7.625%	10/1/18	35,040	40,296
	Service Corp. International	4.500%	11/15/20	18,265	17,671
1	Service Corp. International	5.375%	1/15/22	27,630	27,975
	Tenneco Inc.	7.750%	8/15/18	8,215	8,831
	Tenneco Inc.	6.875%	12/15/20	29,075	31,474
1	TRW Automotive Inc.	7.250%	3/15/17	48,556	55,839
1	TRW Automotive Inc.	4.500%	3/1/21	14,475	14,439
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	5/1/20	14,590	16,195
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	82,308
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.375%	3/15/22	59,010	60,190
	Consumer Noncyclical (9.5%)
1	ARAMARK Corp.	5.750%	3/15/20	24,620	25,543
	Avon Products Inc.	5.000%	3/15/23	11,590	11,614
	Biomet Inc.	6.500%	8/1/20	60,850	64,045
	Biomet Inc.	6.500%	10/1/20	75,990	78,270
	CHS/Community Health Systems Inc.	5.125%	8/15/18	54,960	56,059
	Constellation Brands Inc.	7.250%	5/15/17	26,605	30,463
	Constellation Brands Inc.	3.750%	5/1/21	9,450	8,836
	Constellation Brands Inc.	6.000%	5/1/22	12,880	14,039
	Constellation Brands Inc.	4.250%	5/1/23	10,625	10,041
	DaVita HealthCare Partners Inc.	6.625%	11/1/20	36,385	38,568
1	Fresenius Medical Care US Finance II Inc.	5.625%	7/31/19	38,265	40,465
1	Fresenius Medical Care US Finance II Inc.	5.875%	1/31/22	15,090	15,920
1	Fresenius Medical Care US Finance Inc.	6.500%	9/15/18	5,830	6,413
1	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	47,730	50,355
1	Fresenius US Finance II Inc.	9.000%	7/15/15	27,270	30,372
	HCA Holdings Inc.	6.250%	2/15/21	25,540	26,498
	HCA Inc.	6.500%	2/15/16	19,860	21,548
	HCA Inc.	8.500%	4/15/19	23,905	25,817
	HCA Inc.	6.500%	2/15/20	127,050	139,755
	HCA Inc.	5.875%	3/15/22	60,405	64,029
	HCA Inc.	4.750%	5/1/23	72,500	70,144
	HCA Inc.	7.690%	6/15/25	4,510	4,792
	Health Management Associates Inc.	7.375%	1/15/20	74,537	84,413
1	Hypermarcas SA	6.500%	4/20/21	71,815	72,151
1	IMS Health Inc.	12.500%	3/1/18	76,475	90,240
1	IMS Health Inc.	6.000%	11/1/20	16,480	17,057
	LifePoint Hospitals Inc.	6.625%	10/1/20	17,460	18,639
1	Mallinckrodt International Finance SA	3.500%	4/15/18	9,700	9,561
1	Mallinckrodt International Finance SA	4.750%	4/15/23	24,250	23,458
1	Party City Holdings Inc.	8.875%	8/1/20	88,580	96,774
	Tenet Healthcare Corp.	9.250%	2/1/15	8,760	9,559
	Tenet Healthcare Corp.	6.250%	11/1/18	40,210	43,125
	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	16,284
1	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	39,407
1	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	97,962
	US Foods Inc.	8.500%	6/30/19	48,470	51,621
3,4	US Foods Inc. Bank Loan	4.500%	3/31/17	46,671	46,904
	Energy (4.8%)
	Chesapeake Energy Corp.	9.500%	2/15/15	15,900	17,570
	Chesapeake Energy Corp.	6.625%	8/15/20	29,170	31,649
	Chesapeake Energy Corp.	6.125%	2/15/21	48,930	51,866
	Concho Resources Inc.	7.000%	1/15/21	15,256	16,820
	Concho Resources Inc.	6.500%	1/15/22	19,940	21,460
	Concho Resources Inc.	5.500%	10/1/22	88,070	88,951
	Continental Resources Inc.	5.000%	9/15/22	92,870	93,334

75

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Denbury Resources Inc.	8.250%	2/15/20	19,004	20,928
	Denbury Resources Inc.	6.375%	8/15/21	12,445	13,129
	Denbury Resources Inc.	4.625%	7/15/23	29,500	26,993
	EP Energy LLC / EP Energy Finance Inc.	9.375%	5/1/20	66,027	75,271
	EP Energy LLC / Everest Acquisition Finance Inc.	6.875%	5/1/19	14,785	15,801
	Harvest Operations Corp.	6.875%	10/1/17	50,600	55,787
1	MEG Energy Corp.	6.375%	1/30/23	30,650	30,650
	Newfield Exploration Co.	6.875%	2/1/20	16,575	17,611
	Newfield Exploration Co.	5.750%	1/30/22	26,890	27,630
	Newfield Exploration Co.	5.625%	7/1/24	29,045	28,936
	Range Resources Corp.	6.750%	8/1/20	13,580	14,700
	Range Resources Corp.	5.750%	6/1/21	44,365	47,027
	Range Resources Corp.	5.000%	8/15/22	19,225	19,465
1	Seadrill Ltd.	5.625%	9/15/17	71,195	71,907
	Other Industrial (0.5%)
	CBRE Services Inc.	5.000%	3/15/23	83,320	79,987

	Technology (8.6%)
	Brocade Communications Systems Inc.	6.875%	1/15/20	13,038	13,885
1	Brocade Communications Systems Inc.	4.625%	1/15/23	23,360	21,958
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	28,178	30,855
	Equinix Inc.	4.875%	4/1/20	8,750	8,684
	Equinix Inc.	7.000%	7/15/21	60,830	66,609
	Equinix Inc.	5.375%	4/1/23	37,690	37,219
	Fidelity National Information Services Inc.	5.000%	3/15/22	50,195	51,324
1	First Data Corp.	7.375%	6/15/19	53,405	55,942
1	First Data Corp.	8.875%	8/15/20	22,379	24,505
1	First Data Corp.	6.750%	11/1/20	54,020	56,046
1	First Data Corp.	8.250%	1/15/21	62,840	65,511
3,4	First Data Corp. Bank Loan	4.191%	9/24/14	48,433	48,383
1	Flextronics International Ltd.	4.625%	2/15/20	38,975	38,780
1	Flextronics International Ltd.	5.000%	2/15/23	58,120	57,466
	Freescale Semiconductor Inc.	8.875%	12/15/14	5,566	5,566
1	Freescale Semiconductor Inc.	10.125%	3/15/18	16,894	18,414
1	Freescale Semiconductor Inc.	9.250%	4/15/18	29,155	31,560
1	Freescale Semiconductor Inc.	5.000%	5/15/21	33,890	32,704
3,4	Freescale Semiconductor Inc. Bank Loan	5.000%	3/1/20	93,388	94,205
	Infor (US) Inc.	11.500%	7/15/18	34,061	39,298
	Infor (US) Inc.	9.375%	4/1/19	34,141	38,238
3,4	Infor (US) Inc. Bank Loan	5.250%	4/5/18	19,515	19,686
	Iron Mountain Inc.	7.750%	10/1/19	34,055	37,886
	Iron Mountain Inc.	8.000%	6/15/20	27,190	28,278
	Iron Mountain Inc.	8.375%	8/15/21	45,555	49,541
	Iron Mountain Inc.	5.750%	8/15/24	21,880	20,677
	NCR Corp.	4.625%	2/15/21	54,399	53,039
	NCR Corp.	5.000%	7/15/22	16,915	16,323
1	NXP BV / NXP Funding LLC	3.750%	6/1/18	37,440	37,159
1	NXP BV / NXP Funding LLC	5.750%	3/15/23	8,635	8,765
1	Sensata Technologies BV	6.500%	5/15/19	67,739	72,311
1	Sensata Technologies BV	4.875%	10/15/23	7,005	6,782
	SunGard Data Systems Inc.	7.375%	11/15/18	53,200	56,392
	SunGard Data Systems Inc.	6.625%	11/1/19	39,220	40,593
	SunGard Data Systems Inc.	7.625%	11/15/20	98,546	107,169
	Transportation (1.4%)
1	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	41,126	40,458
2	Continental Airlines 2007-1 Class B Pass Through
	Trust	6.903%	4/19/22	19,523	20,402
1	Hertz Corp.	4.250%	4/1/18	8,040	8,030
	Hertz Corp.	6.750%	4/15/19	82,360	89,052
	Hertz Corp.	5.875%	10/15/20	6,205	6,585
	Hertz Corp.	7.375%	1/15/21	60,490	66,463
					11,192,910

76

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Utilities (6.1%)
	Electric (2.8%)
	AES Corp.	7.750%	10/15/15	25,158	27,988
	AES Corp.	8.000%	10/15/17	45,766	53,203
	AES Corp.	8.000%	6/1/20	19,980	23,177
1	Calpine Corp.	7.250%	10/15/17	89,007	93,235
1	Calpine Corp.	7.500%	2/15/21	57,367	61,813
1	Calpine Corp.	7.875%	1/15/23	13,500	14,783
	DPL Inc.	6.500%	10/15/16	14,550	15,441
	DPL Inc.	7.250%	10/15/21	102,505	106,477
1	Ipalco Enterprises Inc.	7.250%	4/1/16	11,985	13,198
	IPALCO Enterprises Inc.	5.000%	5/1/18	14,510	15,145
	Puget Energy Inc.	5.625%	7/15/22	29,300	31,700
	Natural Gas (3.3%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	6.750%	5/20/20	25,965	27,588
	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.000%	5/20/22	48,660	52,066
	El Paso LLC	7.000%	6/15/17	21,395	23,903
	El Paso LLC	7.250%	6/1/18	66,150	75,453
	El Paso LLC	6.500%	9/15/20	41,765	44,822
	El Paso LLC	7.750%	1/15/32	26,290	28,078
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	86,506
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	74,191	75,304
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	45,785	49,448
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.500%	8/15/21	8,533	9,088
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.250%	6/15/22	36,425	38,793
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	5.500%	2/15/23	13,200	13,233
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	4.500%	7/15/23	9,600	9,048

					989,490

Total Corporate Bonds (Cost $14,200,470)					14,925,921

					Market
					Value
		Coupon		Shares	($000)
Preferred Stocks (2.3%)
	Citigroup Capital XIII Pfd.	7.875%		5,301,250	145,784
	GMAC Capital Trust I Pfd.	8.125%		4,743,200	125,600
	Hartford Financial Services Group Inc. Pfd.	7.875%		3,307,200	95,413

Total Preferred Stocks (Cost $343,115)					366,797

					Market
					Value

				Shares	($000)
Other (0.0%)

*	MediaNews Group Inc. Warrants Exp. 03/19/2017			73,622	207

Temporary Cash Investments (2.9%)

				Face
			Maturity	Amount
		Coupon	Date	($000)
Repurchase Agreements (2.9%)
	Bank of America Securities, LLC (Repurchase Value
	$99,500,000, collateralized by Government National
	Mortgage Assn. 3.500%-4.000%, 7/15/41-5/20/42,
	with a value of $101,490,000)	0.070%	8/1/13	99,500	99,500

77

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2013

			Face	Market
			Amount	Value
	Coupon	Maturity Date	($000)	($000)
RBC Capital Markets LLC (Repurchase Value
$126,600,000, collateralized by Federal National
Mortgage Assn. 3.500%, 8/1/42, with a value of
$129,132,000)	0.070%	8/1/13	126,600	126,600
TD Securities (USA) LLC (Repurchase Value
$150,100,000, collateralized by Federal National
Mortgage Assn. 4.000%, 5/1/42, with a value of
$153,102,000)	0.070%	8/1/13	150,100	150,100
Deutsche Bank Securities, Inc. (Repurchase Value
$102,700,000, collateralized by Federal National
Mortgage Assn. 3.500%-4.000%, 6/1/42-7/1/43,
with a value of $104,754,000)	0.100%	8/1/13	102,700	102,700

				478,900

Total Temporary Cash Investments (Cost $478,900)				478,900

Total Investments (98.5%) (Cost $15,319,418)				16,044,674
Other Assets and Liabilities—Net (1.5%)				239,266
Net Assets (100%)				16,283,940

* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the aggregate value of these securities was $4,884,175,000, representing 30.0% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2013, the aggregate value of these securities was $276,115,000, representing 1.7% of net assets.

78

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© 2013 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA 392 092013

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2013

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 18, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.